                                                                   EXHIBIT 10.29

================================================================================



                                   SECURITIES

                               PURCHASE AGREEMENT



                                      among



                              INTRACEL CORPORATION,
                                  BARTELS INC.,
                            PERIMMUNE HOLDINGS, INC.,
                                 PERIMMUNE, INC.



                                       and

                            NORTHSTAR HIGH YIELD FUND
                        NORTHSTAR HIGH TOTAL RETURN FUND
                       NORTHSTAR HIGH TOTAL RETURN FUND II
                         NORTHSTAR STRATEGIC INCOME FUND





                           Dated as of August 25, 1998




================================================================================

                                TABLE OF CONTENTS

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ARTICLE I           DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION...............................2

    Section 1.1     Definitions...........................................................................2
    Section 1.2     Accounting Terms and Determinations..................................................13

ARTICLE II          THE SECURITIES.......................................................................13

    Section 2.1     Issuance, Sale and Delivery of the Securities........................................13
    Section 2.2     Closing; Purchase Price; Purchase Price Allocation...................................13

ARTICLE III         REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE SUBSIDIARIES...................15

    Section 3.1     Organization, Qualifications and Corporate Power.....................................15
    Section 3.2     Authorization of Agreements, etc.....................................................15
    Section 3.3     Validity.............................................................................16
    Section 3.4     Authorized Capital Stock.............................................................16
    Section 3.5     Financial Statements.................................................................17
    Section 3.6     Absence of Undisclosed Liabilities and Charges.......................................18
    Section 3.7     Events Subsequent to the Date of the Balance Sheet...................................18
    Section 3.8     Litigation; Compliance with Law......................................................18
    Section 3.9     Title to Properties..................................................................19
    Section 3.10    Leasehold Interests..................................................................19
    Section 3.11    Taxes................................................................................19
    Section 3.12    Other Agreements.....................................................................20
    Section 3.13    Patents, Trademarks, etc.............................................................22
    Section 3.14    Loans and Advances...................................................................22
    Section 3.15    Assumptions, Guaranties, etc. of Debt of Other Persons...............................22
    Section 3.16    Significant Customers and Suppliers..................................................23
    Section 3.17    Governmental Approvals...............................................................23
    Section 3.18    Insurance............................................................................23
    Section 3.19    Employment Relations.................................................................23
    Section 3.20    Compensation of Key Employees........................................................24
    Section 3.21    Environmental Compliance.............................................................24
    Section 3.22    Projections..........................................................................24
    Section 3.23    Disclosure; Accuracy of Statements...................................................24
    Section 3.24    Matters Relating to OncoVAX Products.................................................24
    Section 3.25    Subsidiaries.........................................................................24
    Section 3.26    Use of Proceeds......................................................................25
    Section 3.27    Location of Collateral...............................................................25
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ARTICLE IV          REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS.....................................25

    Section 4.1     Purchase of Securities...............................................................25
    Section 4.2     Authority............................................................................26
    Section 4.3     Projections..........................................................................26
    Section 4.4     Risk Factors.........................................................................26

ARTICLE V           COVENANTS............................................................................26

    Section 5.1     Payment of Principal, Premium and Interest...........................................26
    Section 5.2     Money for Note Payments to be Held in Trust..........................................26
    Section 5.3     Existence............................................................................26
    Section 5.4     Maintenance of Assets................................................................27
    Section 5.5     Payment of Taxes and Other Claims; Comply with Material Obligations..................27
    Section 5.6     Financial Covenants..................................................................27
    Section 5.7     Limitation on Restricted Payments....................................................29
    Section 5.8     Limitation on Certain Restrictions Affecting any Subsidiary..........................29
    Section 5.9     Limitation on Liens..................................................................30
    Section 5.10    Maintenance of Insurance.............................................................30
    Section 5.11    Waiver of Stay, Extension and Usury Laws.............................................31
    Section 5.12    Financial Statements; Other Information..............................................32
    Section 5.13    Inspection and Delivery of Property; Books and Records; Discussions..................35
    Section 5.14    Further Security Interest............................................................35
    Section 5.15    Further Assurances...................................................................36
    Section 5.16    Limitation on Debt...................................................................37
    Section 5.17    Limitation on Mergers; Etc...........................................................38
    Section 5.18    Limitation on Sales of Property......................................................39
    Section 5.19    Limitation on Transactions with Affiliates...........................................39
    Section 5.20    Limitation on Credit Extensions......................................................39
    Section 5.21    Limitation on Certain Amendments.....................................................40
    Section 5.22    Limitation on Investments............................................................40
    Section 5.23    Use of Proceeds......................................................................40
    Section 5.24    Assumption of Company Debt by Subsidiaries...........................................41
    Section 5.25    Covenants with respect to OncoVAX Cancer Vaccine.....................................41
    Section 5.26    Covenant with respect to Transfer of  Certain Patents................................41
    Section 5.27    Foreign Currency Liabilities.........................................................42
    Section 5.28    Unaudited Financial Statements.......................................................42
    Section 5.29    Consent of Transamerica Business Credit Corporation..................................42
    Section 5.30    Interest Escrow Security Agreement...................................................42
    Section 5.31    Waiver of Certain Covenants..........................................................42

ARTICLE VI          CONDITIONS TO THE OBLIGATIONS OF THE PURCHASERS......................................42

    Section 6.1     Supporting Documents.................................................................42
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                                       ii

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    Section 6.2     Fees of Purchasers...................................................................43
    Section 6.3     Warrants.............................................................................43
    Section 6.4     Amended and Restated Warrants........................................................43
    Section 6.5     Interest Escrow Security Agreement...................................................43
    Section 6.6     Notes................................................................................43
    Section 6.7     Security Agreements..................................................................43
    Section 6.8     Pledge Agreement.....................................................................43
    Section 6.9     Guarantees...........................................................................43
    Section 6.10    Pledged Stock........................................................................44
    Section 6.11    Escrow Agreement.....................................................................44
    Section 6.12    Financing Statements.................................................................44
    Section 6.13    First Union Agreement................................................................44
    Section 6.14    Principal Executive Officer..........................................................44
    Section 6.15    Agreement with Akzo..................................................................44
    Section 6.16    Financial Statements.................................................................45
    Section 6.17    Letter of Instructions...............................................................45
    Section 6.18    Other Actions........................................................................45
    Section 6.19    No Adverse Actions...................................................................45
    Section 6.20    Opinion of Counsel...................................................................45

ARTICLE VII         PAYMENT FOR PURCHASE OF SECURITIES...................................................45


ARTICLE VIII        MISCELLANEOUS........................................................................45

    Section 8.1     Expenses.............................................................................45
    Section 8.2     Brokerage............................................................................46
    Section 8.3     Notices..............................................................................46
    Section 8.4     Governing Law; Submission to Jurisdiction............................................46
    Section 8.5     Entire Agreement.....................................................................47
    Section 8.6     Counterparts.........................................................................48
    Section 8.7     Amendments...........................................................................48
    Section 8.8     Disclosure to Other Persons..........................................................48
    Section 8.9     Limitation on Interest...............................................................49
    Section 8.10    Severability.........................................................................49
    Section 8.11    Titles and Subtitles.................................................................49

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
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                                    EXHIBITS
Exhibit A-1 and A-2          Form of Primary Note and Escrow Note, respectively

Exhibit B-1                  Form of Series A-VI Warrant

Exhibit B-2 through B-6      Form of Amended and Restated Warrants

Exhibit C                    Form of Registration Rights Agreement

Exhibit D                    Form of Interest Escrow Security Agreement

Exhibit E                    Form of Security Agreement

Exhibit F                    Form of Intellectual Property Security Agreement

Exhibit G                    Form of Pledge Agreement

Exhibits H-1 through H-3     Form of Subsidiary Guaranty

Exhibit I                    Form of Agreement with CoreStates Enterprises Fund

Exhibit J                    Form of Akzo Agreement

Exhibit K                    Form of Counsel Opinion

Exhibit L                    Funded Commitment Facility Escrow Agreement

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                                       iv


                                    SCHEDULES


Schedule 2.1        Issuance of Newly Issued Securities to Purchasers and Stipulated
                    Contribution Value of Existing Securities

Schedule 2.2        Cash Position of Purchase Price Paid by Purchasers

Schedule 3.4        Subscriptions, Warrants, Options, Convertible Securities and
                    Commitments Therefor

Schedule 3.5        Material Adverse Changes Since Most Recent Financial Statements

Schedule 3.6        Liabilities and Charges

Schedule 3.7        Events Subsequent to the Date of the Balance Sheet

Schedule 3.9        Title to Properties

Schedule 3.10       Leasehold Interests

Schedule 3.11       Taxes

Schedule 3.12       Other Agreements

Schedule 3.13       Intellectual Property

Schedule 3.14       Loans and Advances

Schedule 3.15       Assumptions or Guaranties of Indebtedness of other Persons

Schedule 3.16       Significant Customers and Suppliers

Schedule 3.18       Insurance

Schedule 3.19(b)    Employee Benefit Plans

Schedule 3.20       Compensation of Key Employees

Schedule 3.25       Subsidiaries

Schedule 5.16       Debt Outstanding as of June 30, 1998

Schedule 5.26       Patents to be Acquired


           SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of August 25, 1998, by and among Intracel Corporation, a Delaware corporation (the "Company"), its wholly-owned subsidiaries (Bartels, Inc. ("Bartels"), PerImmune Holdings, Inc. ("Holdings") and PerImmune, Inc. ("PerImmune" and, together with Bartels and Holdings, the "Subsidiaries")) and each of the parties listed on
Schedule 2.1 hereto (each a "Purchaser" and, collectively, the "Purchasers").


                                    PREAMBLE

           WHEREAS, the Company wishes to issue and sell to the Purchasers (i) the Company's 12% Guaranteed Senior Secured Primary Notes, substantially in the form attached hereto as Exhibit A-1, in the aggregate original principal amount of $35,000,000 (the "Guaranteed Senior Secured Primary Notes"), (ii) the Company's 12% Guaranteed Senior Secured Escrow Notes, substantially in the form attached hereto as Exhibit A-2, in the aggregate original principal amount of $6,000,000 (the "Guaranteed Senior Secured Escrow Notes" and, together with the Guaranteed Senior Secured Primary Notes, the "Notes"), (iii) the Series A-VI Common Stock Warrants, substantially in the form attached hereto as Exhibit B-1 (the "Warrants"), to purchase up to 1,625,000 shares of common stock, $.0001 par value per share (the "Warrant Shares"), of the Company (the Notes and the Warrants shall collectively be referred to as the "Securities"); and

           WHEREAS, the Company has agreed to amend and restate (i) certain provisions of the warrants previously granted to certain of the Purchasers (the "Existing Warrants") and (ii) certain provisions of that portion of a warrant (the "CoreStates Warrant") previously granted to CoreStates Enterprise Fund, a division of CoreStates Bank, N.A. ("CoreStates") which is to be assigned and transferred to the Purchasers pursuant to the CoreStates Agreement, as hereinafter defined, and will deliver amended and restated warrants in the forms attached hereto as Exhibits B-2 through B-6 to effect such amendments (the "Amended and Restated Warrants"); and

           WHEREAS, the Company is to enter into an agreement substantially in the form attached hereto as Exhibit C (the "Registration Rights Agreement"), to register (i) the Warrant Shares; (ii) the shares issuable upon exercise of the Existing Warrants (the "Existing Warrant Shares"); (iii) the shares issuable upon exercise of the CoreStates Warrant (the "CoreStates Warrant Shares"); and
(iv) 381,296 shares of Common Stock owned by the Purchasers and their Affiliates as of the date hereof and 522,550 shares of Common Stock issuable to the Purchasers upon conversion of Series A-I Preferred Stock of the Company owned by the Purchasers as of the date hereof (collectively, the "Existing Shares") (the Warrant Shares, Existing Warrant Shares, CoreStates Warrant Shares and Existing Shares are collectively referred to herein as the "Registrable Securities"); and

           WHEREAS, each Purchaser is to purchase the Securities set forth opposite such Purchaser's name in Sections 1 and 2 of Schedule 2.1 hereto, on the terms and subject to the conditions set forth in this Agreement; and

           WHEREAS, the Company has issued to certain of the Purchasers, severally, (i) a Secured Promissory Note on December 28, 1995 (the "1995 Note") in the original principal amount of $4,700,000, (ii) $8,000,000 aggregate original principal amount of Secured Promissory Notes issued on April 1, 1998 (the "April 1998 Notes"), and (iii) an aggregate of 47,030 shares of Series A-2 Preferred Stock (the "Series A-2 Preferred Stock"), $.0001 par value per share (the 1995 Note, the April 1998 Notes and the Series A-2 Preferred Stock together with the Existing Warrants are collectively referred to herein as the "Existing Securities"), all of which are to be contributed to the Company in partial payment of the purchase price of the Securities; and

           WHEREAS, to induce the Purchasers to purchase the Securities, the Company is to enter into the interest escrow security agreement in substantially the form attached hereto as Exhibit D (the "Interest Escrow Security Agreement") relating to the payment of certain interest due on the Notes; and

           WHEREAS, to induce the Purchasers to purchase the Securities, the Company and the Subsidiaries are entering into various agreements that will create perfected security interests in favor of the Purchasers of the Notes (the "Security Agreement," the "Intellectual Property Security Agreement," and the "Pledge Agreement," substantially in the forms attached hereto as Exhibits E, F, and G, respectively), and the Subsidiaries are to guaranty the Company's obligations (each, a "Subsidiary Guaranty Agreement" substantially in the form attached hereto as Exhibits H-1 through H-3) under this Agreement, the Notes and the Ancillary Agreements (as defined herein) (together with the Warrants, the Notes, the Interest Escrow Security Agreement, the Registration Rights Agreement, the Amended and Restated Warrants, the Funded Commitment Facility Escrow Agreement (substantially in the form attached hereto as Exhibit L), the Agreement with CoreStates Enterprise Fund substantially in the form attached hereto as Exhibit I (the "CoreStates Agreement"), the agreement by and among Akzo Nobel Pharma International, B.V., Organon Teknika Corporation, PerImmune Holdings, Inc., PerImmune Inc. and the Company, substantially in the form attached hereto as Exhibit J (the "Akzo Agreement"), the "Ancillary Agreements"); and

           WHEREAS, the Company has agreed to utilize the proceeds from the sale of the Notes in accordance with the provisions of Section 5.23;

           NOW, THEREFORE, in consideration of the promises and the mutual representations, warranties, covenants and agreements, and other consideration contained and exchanged in this Agreement, and other consideration provided by the parties hereto, the receipt and sufficiency of which is hereby acknowledged, the parties hereto covenant and agree as follows:


                                    ARTICLE I

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

           Section 1.1 Definitions. For all purposes of this Agreement and the Ancillary Agreements, except as otherwise expressly provided or unless the context otherwise requires:

                     (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular.

                     (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP; and

                     (c) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision.

           "Accountant" has the meaning specified in Section 5.12(c).

           "Adjusted Debt" shall mean, at any time, the consolidated Debt of the Company and its Subsidiaries minus the amount of consolidated cash and cash equivalents owned by the Company and its Subsidiaries that is not (i) at such time restricted or reserved for purposes other than the repayment or defeasance of Debt and (ii) within the ninety (90) days following such date, needed to pay the difference between (a) operating expenses and (b) operating revenues, to the extent that such operating expenses are not then included in the calculation of Debt.

           "Adjusted Debt to EBITDA Ratio" shall mean the Adjusted Debt of a Person as of the end of such Person's fiscal quarter divided by the product of
(i) such Person's EBITDA for the quarterly period ending on such date times (ii) four (4).

           "Affiliate" of any specified Person means (i) any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person, (ii) any spouse, child or parent of any Person described in clause (i) of this paragraph or any other relative of any Person described in clause (i) who has the same principal residence as such Person, and (iii) any trust for the sole benefit of any one or more Persons described in clause (ii) of this paragraph. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

           "Ancillary Agreements" has the meaning specified in the Preamble, as each of the same may be amended or supplemented from time to time in accordance with the terms thereof.

           "Approved McKenzie Successor" means the person elected by the Board of Directors, to be Mr. McKenzie's successor as Chief Executive Officer of the Company, and who shall have been approved by the Required Holders (as such term is defined in the Notes) within 180 days of such person's election.

           "Assets" shall mean with respect to any Person, all property owned by such person whether tangible, intangible, real, personal or fixtures.

           "Asset Sale Excess Proceeds" shall mean, with respect to all sales and other dispositions of assets during any fiscal year of the Company, the excess of (i) the aggregate Net Cash Proceeds of all such sales or other dispositions over (ii) $250,000.

           "Balance Sheet" has the meaning specified in Section 3.5.

           "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board, empowered to act on its behalf.

           "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are authorized or obligated by law or executive order to close.

           "By-laws" means the by-laws of the Company, as amended to the date hereof.

           "Capital Lease Obligation" of any Person means the obligations to pay rent or other amounts under a lease of (or other arrangement conveying the right to use) real or personal property of such Person which are required to be classified and accounted for as a capital lease on the face of a Balance Sheet of such Person, and, for the purposes of this Agreement and the Ancillary Agreements, the amount of such obligations shall be the capitalized amount thereof, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

           "Capital Stock" of any Person means any and all shares, interests, participations, rights or equivalents (however designated) of corporate stock of such Person.

           "Certificate of Incorporation" means the Amended and Restated Certificate of Incorporation of the Company filed with the Secretary of State of the State of Delaware, as amended to the date hereof.

           "Closing" has the meaning specified in Section 2.1.

           "Closing Date" has the meaning specified in Section 2.2.

           "Common Stock" has the meaning specified in Section 3.4.

           "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Agreement and the Ancillary Agreements and thereafter "Company" shall mean such successor Person.

           "Corporation" means a corporation, association, company, joint-stock company or business trust.

           "CoreStates Debt" means all obligations under that certain Secured Promissory Note of the Company (together with all "payment-in-kind" notes issued pursuant thereto) dated as of June 11, 1996 issued to CoreStates Enterprise Fund, a division of CoreStates Bank, N.A.

           "CoreStates Warrants" means that portion of the Series A-III Common Stock Warrant originally issued by the Company to CoreStates Enterprise Fund, a division of CoreStates Bank, N.A. representing the right to purchase 238,610 shares of Common Stock.

           "CoreStates Warrant Shares" has the meaning specified in the Preamble.

           "Debt" means (without duplication) with respect to any Person, (i) every obligation of such Person for money borrowed, (ii) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments,
(iii) every obligation of such Person issued or assumed as the deferred purchase price of property, every conditional sale obligation and every obligation under any title retention agreement (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business which are not overdue by more than 90 days or which are being contested in good faith) in each case if on terms permitting any portion of the purchase price to be paid beyond 90 days from the date of purchase, (iv) every Capital Lease Obligation of such Person,
(v) every obligation of such Person with respect to any Sale and Leaseback Transaction to which such Person is a party, (vi) the maximum fixed repurchase price of any Redeemable Stock, (vii) every obligation of such Person issued or contracted for as payment in consideration of (A) the purchase by such Person or an Affiliate of such Person of the Capital Stock or all or substantially all of the Assets of another Person or (B) a merger or consolidation to which such Person or an Affiliate of such Person was a party, (viii) every Guaranty of every obligation of the type referred to in clauses (i) through (vii) of other Persons and all dividends of other Persons for the payment of which, in either case, such Person is responsible or liable, directly or indirectly, as obligor, guarantor or, otherwise (whether or not such items would appear on the Balance Sheet of such Person) and (ix) every obligation of the type referred to in clauses (i) through (viii) of other Persons secured by any Lien on any Asset of such Person (whether or not such obligation is assumed by such Person), the amount of such obligation being deemed to be the lesser of the value of such Assets or the amount of the obligation so secured. For purposes of this definition, "obligation" of any Person means any obligation of such Person (whether contingent or otherwise or whether recourse to all or a portion of such Person's property or assets) to pay principal, interest, penalties, reimbursement or indemnity amounts, fees or other amounts.

           "Default" has the meaning specified in Section 6(a) of the Notes.

           "Determination Date" has the meaning specified in paragraph (i) of the definition of the term "Fair Market Value".

           "Domestic Subsidiary" means any Subsidiary that is not a Foreign Subsidiary.

           "EBITDA" shall mean, with reference to any period, the consolidated operating income of the Company and its Subsidiaries, plus the amount of all depreciation and amortization deducted in determining the amount of such operating income, all as determined on a consolidated basis in accordance with GAAP.

           "Eligible Institution" means a commercial banking institution in the United States of America that has combined capital and surplus of not less than 500 million in U.S. dollars whose debt is rated "A" or higher or the equivalent rating according to Standard & Poor's Corporation ("S&P") or Moody's Investors Services, Inc. ("Moody's") at the time as of which any investment or rollover thereof is made.

           "Employee Benefit Plan" has the meaning specified in Section 3.19(b).

           "EMEA" means the European Medicines Evaluation Agency.

           "ERISA" has the meaning specified in Section 3.19(b).

           "Event of Default" has the meaning specified in Section 6(a) of the Notes.

           "Existing Securities" has the meaning specified in the Preamble.

           "Existing Warrant Shares" has the meaning specified in the Preamble.

           "Fair Market Value" means:

                               (i) in the case of any equity security of the Company, as of a specific date of determination (the "Determination Date"):

                                          (A) if the  Determination  Date is the
                      date on which any class of equity security of the Company is first sold to the public pursuant to a Public Offering, then the initial public offering price (before deducting commissions, discounts or expenses) at which such security is sold in such Public Offering;

                                          (B) if the Determination Date is a
                      date after the date on which any class of equity securities of the Company are first sold to the public pursuant to a Public Offering, then the price per security thereof, equal to the average of the last sale of such security on each of the ten (10) trading days (or such lesser number of days as shares shall have been listed or traded) prior to the Determination Date on the principal exchange on which such security may at the time be listed; or, if there shall have been no sales on such exchange on any such trading day, the average of the closing bid and asked price on such exchange on such trading day; or, if there is no such bid and asked price on any such bid trading day, on the next preceding date when such bid and asked price occurred; or, if no such equity security shall so be listed the average of the closing sales price as reported by NASDAQ at the end of each of the ten (10) trading days (or such lesser number of days as shares shall have been traded) prior to the Determination Date in the over-the-counter market; and

                                          (C) if the Determination Date is prior
                      to the date on which any class of equity securities is first sold to the public pursuant to a Public Offering (or the value of such equity securities is not otherwise determinable under clause (B) above), an amount as reasonably determined jointly by the Board of Directors of the Company and the holders representing a majority in interest of the securities of which the Fair Market Value is to be determined; provided, however, that if such parties are unable to reach agreement within a reasonable time, the Fair Market Value shall be determined, at the expense of the Company, in good faith by an investment banking firm that is nationally recognized in the United States selected jointly by the Board of Directors of the Company and the holders of a majority in interest of such securities or, if that selection cannot be made within fifteen (15) days, by an independent investment banking firm selected by the American Arbitration Association in accordance with its rules; it being the intention of the parties that the value of an equity security of the Company shall constitute a pro rata portion of the Company's equity on a fully diluted basis, valuing the Company as a going concern and without discount in respect of a minority interest;

                               (ii) in the case of any equity securities of a Person other than the Company, an amount determined jointly by the Board of Directors of the Company and the Purchasers using the rules, to the extent applicable, set forth in paragraph (i) of this definition, and subject to the dispute resolution provisions contained in subsection (C) of said section (i);

                               (iii) in the case of any Assets, (the fair market value of which exceeds or could reasonably be expected to exceed $2,000,000 until the Company has consummated a Qualified Equity Transaction, as defined in the Interest Escrow Security Agreement and, thereafter, $5,000,000), an amount as reasonably determined in good faith by the Company's Board of Directors, at the expense of the Company, based upon a review of relevant factors and a written appraisal by an appraiser that (A) had at the time of such appraisal, and based its appraisal upon, a knowledge of the then-prevailing methods of valuing such Assets and the then-current valuations of assets similar to such Assets and (B) is selected by the Company and approved by the Required Holders, such approval not to be unreasonably withheld; and

                               (iv) in case of any other Assets, an amount as reasonably determined in good faith by the Company's Board of Directors upon a review of relevant factors.

           "FDA" means the United States Food and Drug Administration.

           "Foreign Subsidiary" means any Subsidiary or New Subsidiary (i) more than 80% of the sales, earnings or Assets (determined with respect to such Foreign Subsidiary on a consolidated basis) of which are or will be located or derived from operations outside of the United States of America or (ii) which is or will be a "controlled foreign corporation" within the meaning of Section 952 of the Internal Revenue Code.

           "Fully Diluted Shares" means, as of the date hereof: (i) that number of shares of the Company's Common Stock outstanding; plus (ii) that number of shares of Common Stock into which all other securities of the Company are convertible, exchangeable or exercisable (including, but not limited to convertible preferred stock, options, warrants and convertible indebtedness). For purposes of this Agreement, the parties agree that the number of Fully Diluted Shares is as of the date hereof 21,666,667, which number was based on the information set forth in Schedule 3.4 provided, however, that, the parties hereto acknowledge that this number has not been calculated in accordance with GAAP.

           "Funded Debt" shall mean, with respect to any Person, all Debt Incurred for borrowed money of such Person which by its terms or by the terms of any instrument or agreement relating thereto matures, or which is otherwise payable or unpaid, more than one year from, or is directly or indirectly renewable or extendible at the option of the debtor to a date more than one year (including an option of the debtor under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of more than one year) from, the date of the creation thereof.

           "GAAP" means generally accepted accounting principles in effect in the United States at the time of application thereof, including those set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a majority of the accounting profession, which are in effect from time to time.

           "Guaranty" by any Person means any obligation, contingent or otherwise, of such Person guaranteeing any Debt of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including, without limitation, any obligation of such Person, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Debt, (ii) to purchase property, securities or services for the purpose of assuring the holder of such Debt of the payment of such Debt, or (iii) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Debt; provided, however, that the Guaranty by any Person shall not include endorsements by such Person for collection or deposit, in either case in the ordinary course of business.

           "Guaranty Obligation" has the meaning specified in Section 11 of the Notes.

           "Holder" means a Purchaser of the Note or any Person to whom the Note is sold, assigned, conveyed or otherwise transferred.

           "Incur" means, with respect to any Debt, Lien or Guaranty of any Person, to create, issue, assume, guarantee, incur or otherwise become liable in respect of such Debt, Lien or Guaranty, as the case may be (and "Incurrence", "Incurred" and "Incurring" shall have meanings correlative to the foregoing), and "Incur" means, with respect to any Lien to create, incur, assume or suffer to exist such Lien on any Asset.

           "Intellectual Property" has the meaning specified in Section 3.13.

           "Interest Escrow Security Agreement" has the meaning specified in the Preamble, as it may be amended or supplemented from time to time in accordance with the terms thereof.

           "Interest Expense" shall mean, with respect to any Person, for any period, the sum, for such Person in accordance with GAAP, of (i) all interest that is paid, accrued or amortized as an expense during such period (including, without limitation, imputed interest under Capitalized Lease Obligations), plus without duplication (ii) all amounts paid, accrued or amortized as an expense during such period in respect of interest rate protection agreements, minus
(iii) all amounts received or accrued as income during such period in respect of interest rate protection agreements.

           "Investments" means all investments in other Persons in the form of loans or capital contributions, purchases or other acquisitions for consideration or evidences of indebtedness, or Capital Stock or other securities and all other items which are or would be classified as investments on a Balance Sheet prepared in accordance with GAAP.

           "Laws" shall mean, with respect to any Person, all federal, state, local and foreign laws, ordinances, rules, regulations (including, without limitation, rules and regulations of the FDA and the EMEA), codes, orders or zoning requirements and all judicial decisions and other interpretations thereof applicable to such Person.

           "Lien" means with respect to any Assets, any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, lien, charge, easement (other than any easement not materially impairing usefulness or marketability), encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to Assets (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

           "McKenzie Policy" has the meaning specified in Section 5.10.

           "Net Cash Proceeds" shall mean the cash proceeds of any sale or other disposition of Assets (including cash proceeds subsequently received (as and when received) in respect of non-cash consideration initially received, all insurance settlements and condemnation awards and all reserves referred to in clause (ii) below, as and when such reserves are no longer required), minus (i) transaction expenses (including broker's fees or commissions, legal fees, accounting fees, investment banking fees and other professional fees, transfer and similar taxes and the Company's good faith estimate of income taxes payable and the actual amount of taxes paid in connection with the receipt of such cash proceeds), (ii) amounts provided as a reserve, in accordance with GAAP, including pursuant to any escrow arrangement, against any liabilities under any indemnification obligations associated with such sale or disposition, (iii) the principal amount, premium or penalty, if any, interest and other amounts on any Debt which is secured by the Assets sold and is defeased or repaid with such proceeds and (iv) subject to any provisions of any Security Documents between a Subsidiary and Purchasers, such distributions required to be made to holders of interests in Subsidiaries that are not wholly owned by the Company or any of its Subsidiaries, in each case made pro rata in accordance with their interests in such Subsidiaries, provided, however, that with respect to the cash proceeds of any such sale or other disposition, if the Company shall have delivered an Officer's Certificate to Purchasers, at the time of the receipt thereof certifying in good faith that the Company has established a cash reserve for the reinvestment of such proceeds in productive Assets of a kind then used or useable in the business of the Company within nine months of receipt of such proceeds, such proceeds shall not constitute Net Cash Proceeds except to the extent not so used prior to the end of such nine-month period, at which time such proceeds shall be deemed to be Asset Sale Excess Proceeds.

           "New Subsidiary" has the meaning specified in Section 5.14.

           "Notes" has the meaning specified in the Preamble.

           "Officer's Certificate" shall mean a certificate signed in the name of the Company by a Responsible Officer of the Company, provided, however, that if such certificate relates to any Financial Statements, the financial condition or other financial information of the Company, such Responsible Officer shall be a senior executive officer responsible for managing the financial affairs of the Company or, in such officer's absence, the Chief Executive Officer, President or Chairman of the Company.

           "Outstanding", when used with respect to Notes, means, as of any date of determination, all Notes theretofore issued and delivered under this Agreement and the Ancillary Agreements, except:

                               (i) Notes theretofore cancelled by the Company or delivered to the Company for cancellation;

                               (ii) Notes for which payment in full has been made by the Company pursuant to the terms of the Notes; and

                               (iii) Notes which have been exchanged for other securities;

provided, however, that in determining whether the Purchasers of the requisite principal amount of the Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by the Company or any other obligor under the Notes or any Affiliate of the Company (other than any Purchaser) or of such other obligor shall be disregarded and deemed not to be Outstanding.

           "PBGC" has the meaning specified in Section 3.19(b).

           "Permitted Investments" shall mean:

                               (i) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within 180 days from the date of acquisition thereof.

                               (ii) investments in commercial paper maturing within 90 days from the date of acquisition thereof and having, at such date of acquisition, the highest rating obtainable from S&P or from Moody's.

                               (iii) investments in certificates of deposit, banker's acceptances and time deposits maturing within 90 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by any Eligible Institution.

                               (iv) shares of funds registered under the Investment Company Act of 1940, as amended, that have Assets of at least $100,000,000 and invest substantially all their Assets in obligations described in clauses (i) through (iii) above;

provided that any investment which, when made, constituted a Permitted Investment may continue to be held (but not reinvested) notwithstanding that such investment may thereafter cease to constitute a Permitted Investment.

           "Person" means any individual, corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

           "Preferred Stock" has the meaning specified in Section 3.4.

           "Public Offering" means the consummation by the Company of the first offering of its equity securities to the public pursuant to a registration statement declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act").

           "Purchaser" means the Person listed as "Purchaser" on Schedule 2.1 hereto.

           "Receivables Facility" means a revolving line of credit that is secured by trade receivables of the Company and amounts outstanding under which shall not exceed 80% of the face amount of trade receivables of the Company that are not more than 60 days past due.

           "Redeemable Stock" means any equity security that by its terms or otherwise is or may be required to be redeemed prior to the Stated Maturity of the Notes, or is redeemable at the option of the Purchaser thereof at any time prior to the Stated Maturity of the Notes.

           "Registrable Securities" has the meaning specified in the Preamble.

           "Reportable Event" has the meaning specified in Section 5.12(d)(iii).

           "Responsible Officer" shall mean the duly elected Secretary, Chief Financial Officer, Chief Operating Officer, Chief Executive Officer, President or Chairman of the Company.

           "Restricted Payment" has the meaning specified in Section 5.7.

           "Required Holders" means that number of Holders of Notes constituting not less than 70% of the total amount due under the Outstanding Notes.

           "Sale and Leaseback Transaction" means an arrangement by a Person with any other Person, providing for the leasing from such other Person, on terms creating a Capital Lease obligation by such Person or any Subsidiary of such Person of any Asset of such Person or any Subsidiary of such Person which has been or is being sold or transferred by such Person or such Subsidiary to such other Person from whom funds have been or are to be advanced by such lender or investor on the security of such Asset.

           "Securities" has the meaning specified in the Preamble.

           "Security Documents" means the Security Agreement, the Intellectual Property Security Agreement, the Pledge Agreement, the Interest Escrow Security Agreement, the Funded Commitment Facility Escrow Agreement and the Subsidiary Guaranty.

           "Series A Preferred" has the meaning specified in Section 3.4.

           "Series A-1 Preferred" has the meaning specified in Section 3.4.

           "Series A-2 Preferred" has the meaning specified in Section 3.4.

           "Series A-3 Preferred" has the meaning specified in Section 3.4.

           "Series B-1 Preferred" has the meaning specified in Section 3.4.

           "Series B-2 Preferred" has the meaning specified in Section 3.4.

           "Stated Maturity", when used with respect to any Note or any installment of interest thereon, means August 25, 2003.

           "Statement No. 5" has the meaning specified in Section 3.6(b).

           "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries of the Company, or by the Company and one or more other Subsidiaries of the Company. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency. Unless otherwise specified, the term "Subsidiary" also includes Foreign Subsidiary and New Subsidiary.

           "Warrants" has the meaning specified in the Preamble.

           "Warrant Shares" has the meaning specified in the Preamble.

           Section 1.2 Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all determinations with respect to accounting matters hereunder shall be made, any computation required or permitted hereunder shall be made, and all unaudited financial statements and certificates and reports as to financial matters required to be furnished hereunder shall be prepared, in accordance with GAAP, applied on a basis consistent with the Audited Financial Statements of the Company delivered pursuant to Section 6.16.


                                   ARTICLE II

                                 THE SECURITIES

           Section 2.1 Issuance, Sale and Delivery of the Securities. The Company hereby agrees to issue, sell and deliver to each Purchaser, and each Purchaser hereby agrees to purchase from the Company, at the closing (the "Closing"), a Guaranteed Senior Secured Primary Note and a Guaranteed Senior Secured Escrow Note, in each case, in the original principal amount set forth opposite its name in Section 1 on Schedule 2.1 hereto and a Warrant to purchase such number of Warrant Shares as set forth opposite its name in Section 2 on
Schedule 2.1 hereto. The Guaranteed Senior Secured Primary Note, the Guaranteed Senior Secured Escrow Note and the Warrants are referred to collectively hereinafter as the "Newly Issued Securities." In addition, the Company hereby agrees to deliver, at the Closing, the Amended and Restated Series A-II, Series A-III and Series A-V Warrants to the Purchasers as set forth in Section 3 on
Schedule 2.1 hereto.

           Section 2.2 Closing; Purchase Price; Purchase Price Allocation.

                     (a) The Closing shall take place at the offices of Morrison & Foerster LLP, 1290 Avenue of the Americas, New York, NY 10104, at 10:00 a.m., New York time, on the date hereof, or at such other place, date and time as may be otherwise mutually agreed in writing by the parties hereto. The date on which the Closing actually occurs is referred to herein as the "Closing Date."

                     (b) At the Closing, the Company shall issue and deliver to each Purchaser a Guaranteed Senior Secured Primary Note and a Guaranteed Senior Secured Escrow Note, in each case, in the original principal amount set forth opposite its name in Section 1 on Schedule 2.1 hereto and a Warrant to purchase such number of Warrant Shares as set forth opposite its name in Section 2 on
Schedule 2.1 hereto.

                     (c) At the Closing, and upon receipt of the Newly Issued Securities, the Purchasers shall deliver to the Company, marked as cancelled, the Existing Securities set forth opposite its name in Section 4 on Schedule 2.1 hereto as follows:

                               (i) the senior secured promissory note in the original principal amount of $4,700,000 issued by the Company to Northstar High Total Return Fund ("Northstar

           Return") on December 27, 1995 (the "Northstar Return Note"), due and payable on December 31, 2000;

                               (ii) the senior secured promissory note in the original principal amount of $4,000,000 issued by the Company to Northstar High Total Return Fund II ("Northstar Return II"), on April 1, 1998 (the "Northstar Return II Note"), due and payable on April 17, 1998, as amended on June 10, 1998 to extend the maturity date to July 10, 1998 and increase the principal amount to $5,000,000, as further amended on July 10, 1998 to extend the maturity date to July 31, 1998 and increase the principal amount to $6,000,000, and as further amended on July 31, 1998 to extend the maturity date to August 24, 1998;

                               (iii) the senior secured promissory note in the original principal amount of $4,000,000 issued by the Company to Northstar High Yield Fund ("Northstar High Yield"), on April 1, 1998 (the "Northstar High Yield Note"), due and payable on April 17, 1998, as amended on June 10, 1998 to extend the maturity date to July 10, 1998, as further amended on July 10, 1998 to extend the maturity date to July 31, 1998, and as further amended on July 31, 1998 to extend the maturity date to August 24, 1998;

                               (iv) The Series A-V Warrant to purchase 49,066 shares of the Company Common Stock, for an exercise price per share of $7.64, issued to Northstar Return II on April 1, 1998 (the "Northstar Return II Warrant");

                               (v) The Series A-V Warrant to purchase 49,066 shares of the Company Common Stock for an exercise price per share of $7.64, issued to Northstar High Yield on April 1, 1998 (the "North Star High Yield warrant");

                               (vi) The Series A-II Warrant to purchase initially, 94,010 shares of the Company Common Stock for an exercise price per share of $14.00 (subject to a two for one split of the Company Common Stock on December 31, 1997), issued to Northstar Return on December 27, 1995 (the "Northstar Return Warrant"); and

                               (vii) The Series A-2 Preferred Stock certificate evidencing the right to purchase 40,000 shares initially (subject to the issuance of additional dividend shares) of Series A-2 Preferred Stock issued by the Company to Northstar Return in March 1997.

                     (d) At the Closing, the Company shall deliver to the Purchasers a calculation setting forth in reasonable detail, the stipulated contribution value of the Northstar Return Note, the Northstar Return II Note, the Northstar High Yield Note and the Series A-2 Preferred Stock, as set forth in Section 2.2(c), the aggregate amount of which shall constitute the Company's allocation of that portion of the Purchase Price payable by the exchange of the Existing Securities for the Newly Issued Securities. Set forth in Schedule 2.2 is the Company's calculation of the cash portion of the purchase price paid by such Purchaser.

                     (e) At the Closing, as payment in full for the Newly Issued Securities and against delivery of such Newly Issued Securities, each Purchaser shall deliver, on the Closing

Date, the Existing Securities as listed opposite its name in Section 4 on
Schedule 2.1 hereto, for cancellation by the Company, and shall transfer the sum of $18,839,432 by wire transfer of immediately available funds to such account or accounts as the Company may direct in accordance with its letter of instruction. The Company and each Purchaser agree that $4,553,050 of the aggregate consideration for the Guaranteed Senior Secured Primary Notes and the Warrants shall for all purposes be allocated to the Warrants, and that the balance of such aggregate consideration shall be allocated to the Guaranteed Senior Secured Primary Notes.


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES
                       OF THE COMPANY AND THE SUBSIDIARIES

           The Company represents and warrants, and each Subsidiary represents and warrants as to itself, to the Purchasers as of the Closing Date that:

           Section 3.1 Organization, Qualifications and Corporate Power. The Company and each Subsidiary is a corporation duly organized, validly existing, and in good standing under the Laws of the jurisdiction of its respective incorporation, and the Company and each Subsidiary is duly licensed or qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the nature of the business transacted by it or the character of the properties owned or leased by it requires such licensing or qualification, except where the failure so to qualify will not have a material adverse effect on the business, operations, property or financial condition of the Company or such Subsidiary, as applicable. The Company and each Subsidiary has the power and authority to own and hold its properties and to carry on its business as now conducted and as proposed to be conducted, and the Company and each Subsidiary has the power and authority to execute, deliver and perform this Agreement and the Ancillary Agreements to which it is a party, and the Company has the power and authority to issue, sell and deliver the Notes, the Warrants and the Amended and Restated Series A-II Warrants, Series A-III Warrants and Series A-V Warrants and to issue and deliver the Warrant Shares upon the exercise of the Warrants and the Amended and Restated Series A-II Warrants, Series A-III Warrants and Series A-V Warrants.

           Section 3.2 Authorization of Agreements, etc.

                     (a) The execution and delivery by the Company and each Subsidiary of this Agreement and the Ancillary Agreements to which it is a party and the performance by the Company and each Subsidiary of its respective obligations hereunder and thereunder, and with respect to the Company, the issuance, sale and delivery of the Notes and the Warrants, and the Amended and Restated Series A-II Warrants, Series A-III Warrants and Series A-V Warrants and the issuance, sale and delivery of the Warrant Shares upon the exercise of the Warrants, and the Amended and Restated Series A-II Warrants, Series A-III Warrants and Series A-V Warrants have been duly authorized by all requisite corporate action and will not violate any provision of Law, any order of any court or other agency of government (except that the issuance of the Warrant Shares may require filings under one or more state securities laws, all of which filings the Company hereby agrees will be made within the requisite time period), the Amended and Restated Certificate of Incorporation of the Company (as amended to date, the "Certificate of Incorporation") or the Certificate of Incorporation of the respective Subsidiary or the by-laws of the Company, as amended (the "By-laws") or the by-laws of the respective Subsidiary, or any provision of any indenture, agreement or other instrument to which the Company or such Subsidiary is a party or by which either the Company or such Subsidiary or any of its respective Assets is bound, or conflict with, result in a breach of, give rise to a right of termination under or constitute (whether with or without notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge, restriction, claim or encumbrance of any nature whatsoever upon any of the Assets of the Company or such Subsidiary.

                     (b) The Warrants have been authorized and, when issued in accordance with this Agreement, will be validly issued, fully paid and nonassessable with no personal liability attaching to the ownership thereof and will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed under or through the Company or any of its Subsidiaries except as set forth in this Agreement. The Warrant Shares have been duly authorized and reserved for issuance upon exercise of the Warrants, and, when so issued, will be duly authorized, validly issued, fully paid and nonassessable with no personal liability attaching to the ownership thereof and will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed under or through the Company or any of its Subsidiaries except as set forth in this Agreement. Neither the issuance, sale or delivery of the Warrants, nor the issuance or delivery of the Warrant Shares is subject to any preemptive right of stockholders of the Company or to any right of first refusal or other right in favor of any person.

           Section 3.3 Validity. This Agreement and each of the Ancillary Agreements have been duly executed and delivered by the Company and the Subsidiaries party thereto, as the case may be, and each of the Notes, the Warrants and the Amended and Restated Series A-II Warrants, Series A-III Warrants and Series A-V Warrants has been duly executed and delivered by the Company, and each of the foregoing constitutes the legal, valid and binding obligation of the Company or the respective Subsidiary, as applicable, enforceable in accordance with its terms, subject to (a) applicable bankruptcy, insolvency, reorganization, fraudulent conveyance and moratorium Laws and other similar Laws of general application affecting enforcement of creditors' rights generally and (b) the availability of equitable remedies including specific performance may be limited by equitable principles of general applicability (regardless of whether enforcement is sought in a proceeding in equity or at Law).
           Section 3.4 Authorized Capital Stock. The authorized Capital Stock of the Company consists of 25,000,000 shares of common stock, $.0001 par value ("Common Stock"), and 5,000,000 shares of preferred stock ("Preferred Stock"). As of March 30, 1998, 10,917,256 shares of Common Stock were issued and outstanding, all of which were validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof. The Company has authorized 730,000 shares of Series A Convertible Preferred Stock, $.0001 par value per share (the "Series A Preferred"). As of March 30, 1998, a total of 615,697 shares of Series A Preferred were issued and outstanding. The Company has authorized 850,000 shares of Series A-1 Convertible Preferred Stock, $.0001 par value per share (the "Series A-1 Preferred"). As of March 30, 1998, a total of 664,196 shares of Series A-1 Preferred were issued and outstanding. The Company has authorized 155,000 shares of Series A-2 Preferred Stock, $.0001 par value per share (the "Series A-2 Preferred"). As of March 30, 1998, a total of 45,482 shares of Series A-2 were issued and outstanding. The Company has authorized 200,000 shares of Series A-3 Convertible Preferred Stock, $.0001 par value per share (the "Series A-3 Preferred"). As of March 30, 1998, 150,881 shares of Series A-3 Preferred were issued and outstanding. The Company has authorized 100 shares of Series B-1 Convertible Preferred Stock, $.0001 par value per share (the "Series B-1 Preferred"). As of March 30, 1998, 100 shares of Series B-1 Preferred were outstanding. The Company has authorized 120 shares of Series B-2 Convertible Preferred Stock, $.0001 par value per share (the "Series B-2 Preferred"). As of March 30, 1998, 120 shares of Series B-2 Preferred were outstanding. The Warrants will be exercisable immediately upon issuance into an aggregate of 1,625,000 shares of Common Stock, representing 7.5% of the number of Fully Diluted Shares. As of the date hereof and except as otherwise provided in this Agreement or the Ancillary Agreements, the outstanding shares of Capital Stock of the Company are not subject to, nor were they issued in violation of, any preemptive rights of shareholders or any right of first refusal or other similar right in favor of any shareholder. As of the date hereof and except as otherwise provided in this Agreement or the Ancillary Agreements or Schedule 3.4 attached hereto (i) there has been no material change (defined as more than a five percent (5%) increase or decrease) in the number of shares of outstanding Common Stock or outstanding Preferred Stock of the Company since March 31, 1998, (ii) no subscription, warrant, option, convertible security or other right (contingent or otherwise) to purchase capital stock of the Company is authorized or outstanding, (iii) there is no commitment to issue any shares, warrants, options or other such rights or to distribute to holders of any capital stock of the Company, in respect thereof, any evidences of indebtedness or Assets, and
(iv) the Company has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any capital stock or pay any dividend or make any other distribution in respect thereof.

           Section 3.5 Financial Statements. The Company has furnished to the Purchasers the audited balance sheet of each of the Company and Holdings for the fiscal year ended December 31, 1997 and the related audited statements of income, stockholders' equity and cash flows of each of the Company and Holdings for the fiscal year ended December 31, 1997 (the "Audited Financial Statements"). The Company has furnished to the Purchasers the unaudited balance sheet of the Company for the quarter ended March 31, 1998 (the "Balance Sheet") and the related unaudited statements of income, stockholders' equity and cash flows of the Company for the quarter ended March 31, 1998 certified by a Responsible Officer of the Company (the "Most Recent Financial Statements"). All such financial statements have been prepared in accordance with GAAP and fairly present the financial position of the Company and Holdings as of December 31, 1997 and of the Company as of March 31, 1998, respectively, and the results of the Company's and Holdings' operations and cash flows as of December 31, 1997 and of the Company's operations and cash flows as of March 31, 1998, respectively. Except as set forth in Schedule 3.5 hereto, since the date of the Most Recent Financial Statements, (a) there has been no change in the Assets, liabilities or financial condition of the Company from that reflected in the Balance Sheet except for changes in the ordinary course of business which in the aggregate have not been materially adverse and (b) none of the business, financial condition, operations or Assets of the Company have been materially adversely affected by any occurrence or development, individually or in the aggregate, whether or not insured against.

           Section 3.6 Absence of Undisclosed Liabilities and Charges. Except as set forth on Schedule 3.6 attached hereto, as of the date hereof, (a) neither the Company nor any Subsidiary had any liabilities of any nature (matured or unmatured, fixed or contingent) which were not provided for on the Balance Sheet, except for (i) liabilities which, individually and in the aggregate, were not material to the financial condition of the Company or such Subsidiary or
(ii) liabilities incurred in the ordinary course of the Company's or such Subsidiary business and not required to be so provided for under generally accepted accounting principles, and (b) all reserves established by the Company and set forth on the Balance Sheet were adequate in all material respects. There are no loss contingencies (as such term is used in Statement of Financial Accounting Standards No. 5 ("Statement No. 5") issued by the Financial Accounting Standards Board in March 1975) which are not adequately provided for on the Balance Sheet as required by Statement No. 5.

           Section 3.7 Events Subsequent to the Date of the Balance Sheet. Except as set forth in the attached Schedule 3.7 or as contemplated by this Agreement, since the date of the Balance Sheet, neither the Company nor any Subsidiary has (a) issued any stock, bond or other corporate security, (b) borrowed any amount or incurred or became subject to any liability (absolute, accrued or contingent), except current liabilities incurred and liabilities under contracts entered into in the ordinary course of business, (c) discharged or satisfied any Lien or encumbrance or incurred or paid any obligation or liability (absolute, accrued or contingent) other than current liabilities shown on the Balance Sheet and current liabilities incurred since the date of the Balance Sheet in the ordinary course of business, (d) declared or made any payment or distribution to stockholders or purchased or redeemed any share of its Capital Stock or other security, (e) mortgaged, pledged or subjected to Lien any of its Assets, other than liens of current real property taxes not yet due and payable, (f) sold, assigned or transferred any of its tangible Assets except in the ordinary course of business, or canceled any Debt or claim, (g) sold, assigned, transferred or granted any exclusive license with respect to any material patent, trademark, trade name, service mark, copyright, trade secret or other intangible Asset other than in the ordinary course of business, (h) suffered any material loss of property or waived any right of substantial value,
(i) made any change in officer compensation except in the ordinary course of business and consistent with past practice, (j) made any material change in the manner of business or operations of the Company or any Subsidiary, (k) entered into any transaction except in the ordinary course of business or as otherwise contemplated hereby or (l) entered into any commitment (contingent or otherwise) to do any of the foregoing.

           Section 3.8 Litigation; Compliance with Law. There is no material (a) action, suit, claim, proceeding or investigation pending or, to the knowledge of the Company or the respective Subsidiary, threatened against or affecting the Company or the respective Subsidiary, at Law or in equity, or before or by any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (b) arbitration proceeding relating to the Company or the respective Subsidiary, pending under a collective bargaining agreement or otherwise or (c) governmental inquiry pending or to the knowledge of the Company or the respective Subsidiary, threatened against or affecting the Company or the respective Subsidiary, (including, without limitation, any inquiry as to the qualification of the Company or the respective Subsidiary, to hold or receive any license or permit). Neither the Company nor the respective Subsidiary has received any opinion or memorandum or legal advice from legal counsel to the effect that it is exposed, from a legal standpoint, to any liability or disadvantage which may be material to its business, financial condition, operations or Assets. Neither the Company nor the respective Subsidiary is in default with respect to any order, writ, injunction or decree known to or served upon the Company or the respective Subsidiary of any court or of any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign. There is no material action or suit by the Company or the respective Subsidiary pending or threatened against others. The Company and each Subsidiary has complied in all material respects with all Laws, applicable to its respective business, operations, Assets, products and services, and the Company or the respective Subsidiary has all necessary permits, licenses and other authorizations required to conduct its business as conducted and as proposed to be conducted, except where the failure to own or possess such permits, licenses or authorizations could not, either singly or in the aggregate, have a material adverse effect on the business, operations, Assets or financial condition of the Company or the respective Subsidiary.

           Section 3.9 Title to Properties. Except as disclosed in Schedule 3.9 hereof, the Company has good and marketable title to its Assets reflected on the Balance Sheet (other than Assets disposed of in the ordinary course of business since the date of the Balance Sheet), and all such Assets are free and clear of mortgages, pledges, security interests, Liens, charges, claims, restrictions and other encumbrances, except for Liens for current taxes not yet due and payable and minor imperfections of title, if any, not material in nature or amount and not materially detracting from the value or materially impairing the use of the Asset subject thereto or impairing the operations or proposed operations of the Company.

           Section 3.10 Leasehold Interests. Each lease or agreement to which the Company or any Subsidiary is a party under which it is a lessee of any Asset, real or personal (a list of all such leases being attached hereto as Schedule 3.10), is a valid and subsisting agreement without any material Default of the Company or the respective Subsidiary thereunder and, to the knowledge of the Company or the respective Subsidiary, without any material default thereunder of any other party thereto. No event has occurred and is continuing which, with due notice or lapse of time or both, would constitute a Default or Event of Default by the Company or the respective Subsidiary, under any such lease or agreement or, to the knowledge of the Company or the respective Subsidiary, by any other party thereto.

           Section 3.11 Taxes. Except as set forth on Schedule 3.11, the Company and each Subsidiary has filed or will file within the time prescribed by law (including extensions of time approved by the appropriate taxing authority) all tax returns, federal, state, county and local, required to be filed by it, and the Company or the respective Subsidiary has paid all taxes shown to be due by such returns and extensions as well as all other taxes, assessments and governmental charges which have become due or payable, including, without limitation, all taxes which the

Company or the respective Subsidiary is obligated to withhold from amounts owing to employees, creditors and third parties. All such taxes with respect to which the Company or the respective Subsidiary has become obligated have been paid and adequate reserves have been established for all taxes accrued but not yet payable. No deficiency assessment with respect to or proposed adjustment of the Company's or the respective Subsidiary's federal, state, county or local taxes is pending or, to the knowledge of the Company or the respective Subsidiary, threatened. There is no tax Lien in favor of any federal, state, county or local taxing authority, outstanding against the Assets, or business of the Company or the respective Subsidiary.

           Section 3.12 Other Agreements. Except as set forth in the attached
Schedule 3.12, neither the Company nor any Subsidiary is a party to or otherwise bound by any written or oral contract or instrument or other restriction which individually or in the aggregate could materially adversely affect the business, financial condition, operations or Assets of the Company or the respective Subsidiary. Except as set forth in the attached Schedule 3.12, or as a result of the transactions contemplated in this Agreement, or the Ancillary Agreements, neither the Company nor any Subsidiary is a party to or otherwise bound by any written or oral:

                     (a) distributor, dealer, manufacturer's representative or sales agency contract or agreement which is not terminable on less than ninety
(90) days' notice without cost or other liability to the Company or the respective Subsidiary;

                     (b) sales contract which entitles any customer to a rebate or right of set-off, to return any product to the Company or the respective Subsidiary after acceptance thereof or to delay the acceptance thereof, or which varies in any material respect from the Company's or the respective Subsidiary's standard form contracts;

                     (c) contract with any labor union (and, to the knowledge of the Company or the respective Subsidiary, no organizational effort is being made with respect to any of its employees);

                     (d) contract or other commitment with any supplier containing any provision permitting any party other than the Company or the respective Subsidiary to renegotiate the price or other terms, or containing any pay-back or other similar provision, upon the occurrence of a failure by the Company or the respective Subsidiary to meet its obligations under the contract when due or the occurrence of any other event;

                     (e) contract for the future purchase of fixed assets or for the future purchase of materials, supplies or equipment in excess of its normal operating requirements;

                     (f) contract for the employment of any officer, employee or other person (whether of a legally binding nature or in the nature of informal understandings), on a full-time or consulting basis which is not terminable on notice without cost or other liability to the Company or the respective Subsidiary except normal severance arrangements and accrued vacation pay;

                     (g) agreement or indenture relating to the borrowing of money or to the mortgaging or pledging of, or otherwise placing a lien or security interest on, any Asset of the Company or the respective Subsidiary;

                     (h) guaranty of any Obligation for borrowed money or otherwise;

                     (i) agreement, or group of related agreements with the same party or any group of affiliated parties, under which the Company or the respective Subsidiary has advanced or agreed to advance money or has agreed to lease any Asset as lessee or lessor;

                     (j) agreement or Obligation (contingent or otherwise) to issue, sell or otherwise distribute or to repurchase or otherwise acquire or retire any share of its Capital Stock or any of its other equity securities;

                     (k) assignment, license or other agreement with respect to any form of intangible Assets or Intellectual Property (as defined in Section 3.13) or the development or use thereof;

                     (l) agreement under which it has granted any person any registration rights;

                     (m) agreement under which it has limited or restricted its right to compete with any person in any respect; or

                     (n) other contract or group of related contracts with the same party involving more than $500,000 or continuing over a period of more than one (1) year from the date or dates thereof (including renewals or extensions optional with another party), which contract or group of contracts is not terminable by the Company or the respective Subsidiary without penalty upon notice of thirty (30) days or less, but excluding any contract or group of contracts with a customer of the Company or the respective Subsidiary for the sale, lease or rental of the Company's or the respective Subsidiary's products or services if such contract or group of contracts was entered into by the Company or the respective Subsidiary in the ordinary course of business.

Each of the contracts listed on Schedule 3.12 hereof is valid and enforceable. The Company or its respective Subsidiaries are not in Default nor has an Event of Default, or event that with the lapse of time or the giving of notice, or both, would constitute an Event of Default occurred or would result therefore (and, to the knowledge of the Company or the respective Subsidiaries, no other party thereto is in Default) under the material terms and conditions of any contract listed on Schedule 3.12 including, but not limited to (i) the Promissory Note dated August 2, 1996 by PerImmune to Organon Teknika Corporation ("Organon"), (ii) the Intellectual Property Security Agreement dated as of August 8, 1996, by and among Holdings, PerImmune, Akzo Nobel Pharmaceutical International, B.V. ("Akzo") and Organon, and (iii) the Intellectual Property Agreement dated August 2, 1996, by and among Holdings and Akzo, all as amended by Amendment No. 1 dated July 31, 1998 by Organon, Holdings and PerImmune.

           Section 3.13 Patents, Trademarks, etc. Set forth in Schedule 3.13 is a list and brief description of all patents, patent rights, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names and copyrights, and all applications for such which are in the process of being prepared, owned by or registered in the name of the Company or any Subsidiary, or of which the Company or any Subsidiary is a licensor or licensee or in which the Company or any Subsidiary has any right, and in each case a brief description of the nature of such right. Except as set forth in Schedule 3.13, the Company or the respective Subsidiary owns or possesses adequate licenses or other rights to use all patents, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names, copyrights, manufacturing processes, formulas, trade secrets and know-how (collectively, "Intellectual Property") necessary to the conduct of its respective business as conducted, and no claim is pending or, to the best knowledge of the Company or the respective Subsidiary, threatened to the effect that the operations of the Company or the respective Subsidiary infringe upon or conflict with the rights of any other Person with respect to any Intellectual Property, and to the best knowledge of the Company or the respective Subsidiary there is no basis for any such claim. No claim is pending or, to the best knowledge of the Company or the respective Subsidiary, threatened to the effect that any such Intellectual Property owned or licensed by the Company or the respective Subsidiary, or which the Company or the respective Subsidiary otherwise has the right to use, is invalid or unenforceable by the Company or the respective Subsidiary in any jurisdiction where it currently does or intends to exploit such Intellectual Property and to the best knowledge of the Company there is no basis for any such claim. To the best knowledge of the Company or the respective Subsidiary, all technical information developed by and belonging to the Company or the respective Subsidiary which has not been patented has been kept confidential. Except as set forth in Schedule 3.13, neither the Company nor the respective Subsidiary has granted or assigned to any other Person any right to manufacture or assemble any products or proposed products of the Company or the respective Subsidiary, other than to its affiliates, and to the knowledge of the Company or the respective Subsidiary no other person or entity has asserted any such right.

           Section 3.14 Loans and Advances. Except as set forth on Schedule 3.14, neither the Company nor any Subsidiary has any outstanding loans or advances to any Person and is not obligated to make any such loans or advances, except, in each case, for advances to employees of the Company or the respective Subsidiary in respect of reimbursable business expenses anticipated to be incurred by them in connection with their performance of services for the Company or the respective Subsidiary.

           Section 3.15 Assumptions, Guaranties, etc. of Debt of Other Persons. Except as set forth on Schedule 3.15, neither the Company nor any Subsidiary has assumed, guaranteed, endorsed or otherwise become directly or contingently liable on any indebtedness of any other Person (including, without limitation, liability by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise invest in a debtor, or otherwise to assure a creditor against loss), except for guaranties by endorsement of negotiable instruments for deposit or collection in the ordinary course of business and guaranties by the Subsidiaries of the Obligations of the Company or another Subsidiary.

           Section 3.16 Significant Customers and Suppliers. Except as set forth on Schedule 3.16, (a) no customer which accounted for 5% or more of the Company's or any

Subsidiary's sales or revenues during the periods covered by the financial statements referred to in Section 3.5 or which has been comparably significant to the Company or the respective Subsidiary thereafter has terminated, materially reduced or threatened to terminate or materially reduce its purchases from the Company and (b) as of the date of this Agreement, there is no supplier that accounts for more than 5% of the Company's or its Subsidiaries' cost of goods sold during the periods covered by the Financial Statements in Section 3.5.

           Section 3.17 Governmental Approvals. Subject to the accuracy of the representations and warranties of the Purchasers set forth in Article IV hereof, no registration or filing with, or consent or approval of or other action by, any federal, state or other governmental agency or instrumentality is or will be necessary for the valid execution, delivery and performance by the Company or any Subsidiary of this Agreement, or for the valid execution delivery and performance by the Company of the Notes or the Warrants, or the Amended and Restated Series A-II, Series A-III and Series A-V Warrants or the issuance, sale and delivery of the Warrant Shares upon exercise of the Warrants, or the Amended and Restated Series A-II, Series A-III and Series A-V Warrants other than filings pursuant to state securities laws in connection with the issuance and sale of the Warrants.

           Section 3.18 Insurance. Schedule 3.18 lists all insurance policies which the Company or any Subsidiary maintains with respect to its businesses, Assets and employees. Such policies are in full force and effect and neither the Company nor the respective Subsidiary has received a notice of termination from the insurance carriers. Such policies, with respect to their amounts and types of coverage, are adequate in the reasonable commercial judgment of the Company or the respective Subsidiary to insure against risks to which the Company or the respective Subsidiary and its respective businesses are subject. Since the date of the Balance Sheet, there has been no material adverse change in the Company's or any Subsidiary's relationship with its insurers or in the premiums payable pursuant to such policies.

           Section 3.19 Employment Relations.

                     (a) The Company and each Subsidiary is in material compliance with applicable Laws, respecting employment and employment practices, safety, terms and conditions of employment and wages and hours.

                     (b) Except as set forth in Schedule 3.19(b), neither the Company nor any Subsidiary maintains or contributes to any employee benefit plan ("Employee Benefit Plan") within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which is subject to ERISA but which is not in substantial compliance with ERISA, or which has incurred any material liability to the Pension Benefit Guaranty Company ("PBGC") in connection with any Employee Benefit Plan covering any employees of the Company or the respective Subsidiary or ceased operations at any facility or withdrawn from any such Plan in a manner which could subject it to material liability under Section 462(f), 4063 or 4064 of ERISA, and knows of no facts or circumstances which might give rise to any material liability of the Company or any Subsidiary to the PBGC under Title IV of ERISA.

           Section 3.20 Compensation of Key Employees. Schedule 3.20 sets forth the aggregate compensation (salaries, wages and bonuses) paid by the Company to its four most highly compensated employees for the 1997 fiscal year and the amount of such compensation scheduled to be paid to such employees for the 1998 fiscal year.

           Section 3.21 Environmental Compliance. The Company and each Subsidiary is in compliance with all applicable Laws relating to environmental matters in each jurisdiction where it is presently engaged in a material manufacturing business, except for such failures to comply which, in the aggregate, could reasonably be expected not to have a material adverse effect on the Company or the respective Subsidiary. Neither the Company nor any Subsidiary is subject to any liability under any such environmental Laws, that, in the aggregate for all such liabilities, could be reasonably expected to have a material adverse effect on the Company or the respective Subsidiary.

           Section 3.22 Projections. The projections delivered to the Purchasers by the Company on August 25, 1998, were prepared by the Company based upon its experience in the industry and based upon assumptions of fact and opinion which the Company believes to have been reasonable and accurate both at the time such projections were delivered and as of the date hereof.

           Section 3.23 Disclosure; Accuracy of Statements. Neither this Agreement nor any Schedule, Exhibit, Ancillary Agreement, statement, list, certificate or other document including the Registration Statement on Form S-1 filed by the Company on July 9, 1998 (the "Registration Statement") furnished to the Purchasers by or on behalf of the Company in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading in light of the circumstances under which they were made. There is no fact peculiar to the Company which materially adversely affects or in the future may (so far as the Company can now foresee) materially adversely affect the business operations, Assets, or the financial condition of the Company that has not been set forth in this Agreement or the Ancillary Agreements, or other documents (including the Registration Statement) furnished by the Company prior to the date hereof in connection with the transactions contemplated hereby.

           Section 3.24 Matters Relating to OncoVAX Products. The Company's Registration Statement contains an accurate description of the Company's OncoVAX cancer vaccine product as of the date of the Registration Statement and does not omit to state a material fact necessary in order to make the statements contained therein not misleading in light of the circumstances under which they were made, and, to the best of the Company's knowledge, there have been no material adverse events respecting such product from the date of the filing of the Registration Statement through the date hereof.

           Section 3.25 Subsidiaries. Schedule 3.25 hereto lists all the Subsidiaries of the Company, all of which are wholly-owned by the Company.

           Section 3.26 Use of Proceeds. The Company acknowledges that the receipt of the proceeds from its sale of the Guaranteed Senior Secured Primary Notes and the Guaranteed

Senior Secured Escrow Notes constitutes a financial benefit to the Company and each of its wholly-owned subsidiaries, PerImmune Holdings, Inc., ("Holdings"), PerImmune, Inc. ("PerImmune") and Bartels, Inc. ("Bartels"), as described in
Section 5.23.

           Section 3.27 Location of Collateral.

The Company has no material amount of Collateral, as that term is defined in the Security Agreement and the Intellectual Property Security Agreement located, in the State of Massachusetts valued, in the aggregate at more than $5,000.


                                   ARTICLE IV

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

           Each Purchaser represents and warrants to the Company, as to itself, as of the Closing Date that:

           Section 4.1 Purchase of Securities.

                     (a) It is an "accredited investor" within the meaning of Rule 501 under the Securities Act and was not organized for the specific purpose of acquiring the Notes or the Warrants.

                     (b) It has sufficient knowledge and experience in investing in companies in a similar stage of development to the Company and the Subsidiaries so as to be able to evaluate the risks and merits of its investment in the Company and the Subsidiaries and it is able financially to bear the risks thereof.

                     (c) It has had an opportunity to discuss the Company's and the Subsidiaries' business, management and financial condition with the Company's and the Subsidiaries' management.

                     (d) It is acquiring the Notes and the Warrants for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof.

                     (e) It understands that (i) the Notes, the Warrants and, upon exercise thereof, the Warrant Shares have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof, (ii) the Notes, the Warrants and, upon exercise thereof, the Warrant Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration, (iii) the Notes, the Warrants and, upon exercise thereof, the Warrant Shares will bear a legend to such effect and (iv) the Company will make a notation on its transfer books to such effect.

           Section 4.2 Authority. It has all requisite power and authority to execute, deliver and perform this Agreement, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby. This Agreement on the Closing Date will constitute the legal, valid and binding obligations of the Purchaser, enforceable in accordance with their terms, except (a) to the extent that enforceability may be limited by bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization or other similar laws affecting the enforcement of creditors' rights generally and
(b) that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceedings therefor may be brought.

           Section 4.3 Projections. It understands that any and all financial projections and other estimates delivered to it were based on the Company's experience in the industry and on assumptions of fact and opinion which the Company believes to have been, and to be, as of the date hereof, reasonable. It understands that the Company cannot and does not assure or guarantee the attainment of such projections or other estimates.

           Section 4.4 Risk Factors. It understands that the Notes and the Warrants are subject to certain risk factors and has fully and independently evaluated to its satisfaction each risk factor prior to making a decision to invest in the Notes and Warrants (and, upon exercise of the Warrants, the Warrant Shares).


                                    ARTICLE V

                                    COVENANTS

           Section 5.1 Payment of Principal, Premium and Interest. The Company will duly and punctually pay the principal of (and premium, if any) and interest on the Notes in accordance with the terms of the Notes and this Agreement.

           Section 5.2 Money for Note Payments to be Held in Trust. The Company will, on or before each due date of the principal of (and premium, if any) or interest on any of the Notes, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided.

           Section 5.3 Existence. Neither the Company nor any of its Subsidiaries shall engage in any business which is materially different from the business now conducted by the Company and its Subsidiaries as of the date hereof and as described in the Registration Statement. The Company shall preserve and keep in full force and effect the respective existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise of the Company or any Subsidiary if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company or such Subsidiary and that the loss thereof is not disadvantageous in any material respect to the Purchasers. The Company will satisfy all material contractual obligations to which the Company or any of its Subsidiaries is a party or by which it or any of its or their Assets are bound and comply in all material respects with all requirements of law applicable or binding upon the Company or any of its Subsidiaries or to which the Company or any of its Subsidiaries or any of its or their respective Assets are subject.

           Section 5.4 Maintenance of Assets. The Company will cause all Assets, licenses, rights and franchises and those of its Subsidiaries used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, or in the case of licenses, rights and franchises, cause to be preserved, renewed and maintained in full force and effect, all as required by Law and all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such Assets if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Purchasers.

           Section 5.5 Payment of Taxes and Other Claims; Comply with Material Obligations. The Company will pay or discharge or cause to be paid or discharge, before the same shall become delinquent, (a) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or Assets of the Company or any Subsidiary, (b) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a Lien upon the Assets of the Company or any Subsidiary and (c) all obligations of whatever nature material to the Company and its Subsidiaries, taken as a whole, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Company or its Subsidiaries, as the case may be. The Company will comply with, and cause each Subsidiary of the Company to comply with, all material obligations under leases, contracts and other agreements, and all applicable Laws, (including, without limitation, any of same (hereinafter "Environmental Laws") regulating, relating to or imposing liability or standards of conduct concerning pollution or the protection of the environment, as may now or hereafter be in effect), except to the extent the failure to comply therewith could not, in the aggregate, reasonably be expected to have a material adverse effect on the business operations, Assets or financial condition of the Company and its Subsidiaries, taken as a whole.

           Section 5.6 Financial Covenants. The Company shall comply with the following financial covenants:

                     (a) Adjusted Debt to EBITDA Ratio. The Company shall not permit the Adjusted Debt to annualized EBITDA Ratio as of the last day of each March, June, September and December during each period specified below to be greater than the ratio set forth opposite such period:

                    Date                                               Ratio
                    ----                                               -----
On or after 1/l/2001 but before 1/l/2001                                9:1

On or after 1/l/2001 but before 1/l/2002                                4:5
After 1/l/2002                                                          2:1

           If the Adjusted Debt to EBITDA Ratio as of a measuring date is greater than the ratio set forth above for such date, the Company may, on or prior to forty-five (45) days after such measuring date (or, if earlier, the date on which such Financial Statements are required to be delivered pursuant to
Section 5.12) including the Balance Sheet as of such date, cure such Default either by increasing the consolidated amount of cash and cash equivalents owned by the Company and its Subsidiaries or by making payments to reduce the consolidated Debt of the Company and its Subsidiaries, and the Adjusted Debt to EBITDA Ratio shall be recalculated as of such original measuring date, but giving retroactive effect to such additional cash or cash equivalents or such reduction in consolidated Debt of the Company and its Subsidiaries.

                     (b) Minimum Tangible Net Worth Levels. The Company shall maintain minimum Tangible Net Worth for each quarter as follows;

                                                            Minimum Tangible Net
               Date                                             Worth Amount
               ----                                         --------------------
On or after 1/l/2000 but before 1/l/2001                         $20,000,000
After 1/l/2001                                                   $30,000,000

provided that the Company may include 75% of GAAP book value of its patents and 25% of GAAP book value of its tradenames and trademarks in such calculations.

                     (c) EBITDA to Interest Expense Ratio. The Company shall not permit the ratio of EBITDA to Interest Expense as of the last day of each March, June, September and December during each period specified below to be greater than the ratio set forth opposite such period:


           Date                                                        Ratio
           ----                                                        -----
On or after 1/1/2000 but before 1/l/2001                                2:1
On or after 1/l/2001 but before 1/l/2002                                4:1

                     (d) Investment of Proceeds of Guaranteed Senior Secured Escrow Notes. The proceeds of the issuance of the Guaranteed Senior Secured Escrow Notes shall be deposited into the Company's account number 20-10-340-4128260 in accordance with the terms of the Funded Commitment Facility Escrow Agreement. Unless otherwise utilized by the Company in its operations, such proceeds shall be invested as set forth in the Funded Commitment Facility Escrow Agreement. If a Default, an Event of Default or any event that with the lapse of time or the giving of notice, or both, would constitute an Event of Default shall occur and be continuing, or would result therefrom, the Company shall not withdraw any funds from the Escrow Account (as defined in the Funded Commitment Facility Escrow Agreement), which funds shall be held thereafter in constructive trust by the Company, as trustee for the benefit of the Holders who shall be entitled to disbursement of such funds in accordance with Section 6(b)(v) of the Notes.

           Section 5.7 Limitation on Restricted Payments. The Company (a) shall not declare or pay any dividend or make any distribution in respect of any class of its Capital Stock or to the holders of any class of its Capital Stock (other than dividends or distributions payable solely in shares of its Capital Stock or in options, warrants or other rights to acquire its Capital Stock), (b) shall not, and will not permit any Subsidiary to, purchase, redeem or otherwise acquire or retire for value (i) any Capital Stock of the Company or (ii) any options, warrants or rights to purchase or acquire shares of Capital Stock, (c) shall not make, or permit any Subsidiary to make, any loan, advance, capital contribution to or investment in, or payment on a guarantee of any obligation of, any Person, other than a wholly-owned Subsidiary, (d) shall not, and shall not permit any Subsidiary to redeem, release, repurchase, retire or otherwise acquire or retire for value prior to any scheduled maturity, repayment or sinking fund payment, Debt of the Company which is subordinate in right of payment to the Notes, and (e) shall not, and shall not permit any Subsidiary to make any Investments other than Permitted Investments (the transactions described in clauses (a) through (e) being referred to herein as "Restricted Payments").

           Notwithstanding the foregoing provision, if, at the time thereof no Default, Event of Default or an event that with the lapse of time or the giving of notice, or both, would constitute an Event of Default shall have occurred and is continuing, or would result therefrom the Company may make the following Restricted Payments:

                     (a) the redemption or purchase of Capital Stock of the Company held by an employee or former employee of the Company or its Subsidiaries who has forfeited the right to own such Capital Stock in accordance with the terms of an agreement between the Company and such employee entered into at the time of issuance of such Capital Stock (including pursuant to an option), in an amount not to exceed $500,000 per employee or $1,000,000 for all employees, in the aggregate, per annum; or

                     (b) an investment by the Company or any Subsidiary in any Foreign Subsidiaries; or

                     (c) an investment by the Company or any Subsidiary in any Subsidiary.

Nothing in this Section 5.7 shall be construed to prohibit a merger of the Company or any Subsidiary in accordance with Section 5.17.

           Section 5.8 Limitation on Certain Restrictions Affecting any Subsidiary. The Company will not, and will not permit any Subsidiary to, create or otherwise suffer to become effective or exist any consensual encumbrance or restriction on the ability of any Subsidiary to (a) pay dividends, directly or indirectly, or make any other distributions on its Capital Stock or pay any Debt or any other obligation owed to the Company or any Subsidiary, (b) make loans or advances to the Company or any Subsidiary, or (c) transfer any of its Assets to the Company or any Subsidiary, provided, however, that this Section shall not restrict or prohibit any restriction existing under this Agreement or under agreements in effect at the date of execution of this Agreement.

           Section 5.9 Limitation on Liens. The Company will not, and will not permit any Subsidiary to, directly or indirectly, create, incur, assume or suffer to exist any Lien upon any of its Assets or revenues, whether now owned or hereafter acquired except for:

                     (a) Liens on Assets existing at the time of acquisition thereof, provided the principal amount of the Debt secured by such Lien does not exceed 100% of the Fair Market Value of the Assets acquired at the time it was acquired;

                     (b) Liens on Assets of a corporation existing at the time such corporation becomes a Subsidiary or is merged into or consolidated with the Company or any Subsidiary, provided such Liens were not created within 180 days prior thereto;

                     (c) Liens on Assets of the Company or any Subsidiary resulting from Debt secured by the bond issued or to be issued by the Washington Economic Development Finance Authority in the aggregate principal amount of $1,500,000;

                     (d) Liens to secure Debt Incurred for the purpose of financing all or any part of the purchase price or the cost of construction or improvement of the Assets subject to such Liens, so long as such Liens are incurred prior to or within 180 days after such Assets is acquired or such construction or improvement is completed;

                     (e) any extension, renewal or refinancing (or successive extensions, renewals or refinancings), in whole or in part, of any Lien referred to in the foregoing clauses (a) through (d) and Liens existing as of the date of this Agreement, so long as in each case such extension, renewal or refinancing does not extend to any other Assets and the Debt so secured is not increased;

                     (f) any Lien securing Debt owing by the Company to one or more wholly owned Subsidiaries, but only if such Debt cannot be transferred by such Subsidiaries;

                     (g) any Lien securing the Receivable Facility; and

                     (h) Liens created by the Security Documents.

           Section 5.10 Maintenance of Insurance. The Company will at all times obtain and maintain (or cause to be obtained and maintained) for itself and each of its Subsidiaries insurance policies for all of their Assets which are of an insurable nature insured against loss or damage with insurers believed by the Company to be responsible (but in no event, with insurers having a claims paying ability of less than "A" or better by S&P's or Moody's), ("Insurance Carriers") to the extent that Assets of similar character is usually so insured by corporations similarly situated and owning like properties in accordance with good business practice, provided, however, that the Company shall maintain at least (a) business interruption insurance covering all locations, and (b) "all risk" and general public liability insurance against loss, damage or claims of the kind that, in the reasonable good faith opinion of the Company, is adequate and appropriate for the conduct of the business of the Company and, its Subsidiaries, all of which insurance shall be in such amounts, with such deductibles and amounts of self-insurance and by such methods as shall be customary for entities similarly situated in its industry. Where applicable, each such insurance policy shall name the Holders of the Notes as additional insureds, beneficiaries, assignees and loan payees. The Company will, and will cause its Subsidiaries to, use the proceeds from any such insurance policy to repair, replace or otherwise restore the Assets to which such proceeds relate. The Company may elect not to make such repair, replacement or restoration if the Board of Directors, in its reasonable discretion, determines that such repair, replacement or restoration is not in the best interests of the Company. Within sixty (60) days of the date hereof, the Company shall obtain and the Company shall thereafter, maintain one or more life insurance policies (the "McKenzie Policies") on the life of Simon McKenzie from one or more Insurance Carriers selected by the Company in an aggregate face amount of at least $5,000,000. Each McKenzie Policy shall provide that such insurance cannot be terminated unless thirty (30) days' advance notice has been provided to the Purchasers of the Notes, during which time such Purchasers shall have the right to pay any premium due, and shall be promptly reimbursed by the Company for any amounts so paid. Each McKenzie Policy shall be for a minimum of a five year term, and premiums in respect of the first three years of the term shall have been prepaid as of the date on which the first premium is due. The Purchasers shall be named as a co-owners and beneficiaries of the McKenzie Policies, and the Company shall assign, in form and substance satisfactory to the Purchasers their ownership interest to the Purchasers with the consent and acknowledgment of the Insurance Carrier thereof, free and clear of any Lien or encumbrance (other than any Lien or encumbrance created pursuant to the Security Documents), to be applied as follows: (i) first for the benefit of the Purchasers of Notes, to the extent of the aggregate outstanding principal balance of the Outstanding Notes plus accrued but unpaid interest thereon, and any other amounts due under any of the Ancillary Agreements and then (ii) for the benefit of the Company. Upon the indefeasible payment in full of the Notes, the Purchasers shall re-assign each McKenzie Policy to the Company.

           Section 5.11 Waiver of Stay, Extension and Usury Laws. The Company and Subsidiaries covenant (to the extent that they may lawfully do so) that they will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury Law or other Law which would prohibit or forgive the Company or such Subsidiary from paying all or any portion of the principal and/or interest on the Notes wherever such Law is or may be enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Agreement and the Notes; and the Company and each of the Subsidiaries (to the extent that they may lawfully do so) hereby expressly waive all benefit or advantage of any such Law, and covenant that they will not, by resort to any such Law, hinder, delay or impede the execution of any power herein granted to the Holders, but will suffer and permit the execution of every such power as though no such law had been enacted.

           Section 5.12 Financial Statements; Other Information. The Company will deliver in duplicate to Northstar Return, which agrees to accept, on behalf of each Purchaser:

                     (a) if the Company is not subject to the requirements of
Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as soon as practicable and in any event within 30 days after the end of each month commencing with the month of September 1998, internally prepared consolidated statements of income, stockholders' equity, and cash flows of the Company and its Subsidiaries for such month, and a consolidated Balance Sheet of the Company any and its Subsidiaries as at the end of such month, together with a summary of significant facts and developments occurring within such month of which it is aware affecting its and/or their operations, financial condition or prospects;

                     (b) as soon as practicable and in any event within 45 days after the end of each of the first three quarterly periods in each fiscal year if the Company is subject to the requirements of Section 13 or 15(d) of the Exchange Act, and, if the Company is not subject to such requirements, after the end of each quarterly period in each fiscal year, internally prepared consolidated statements of income, stockholders' equity, and cash flows of the Company and its Subsidiaries for the quarterly period and for the period from the beginning of the current fiscal year to the end of such quarterly period, and a consolidated Balance Sheet of the Company and its Subsidiaries as at the end of such quarterly period, setting forth in each case in comparative form figures for the corresponding periods in the preceding fiscal year, all in reasonable detail and satisfactory in form to the Purchasers, certified by a Responsible Officer as having been prepared in accordance with GAAP and as fairly presenting the consolidated financial condition and consolidated results of operations of the Company and its Subsidiaries (subject to normal year-end audit adjustments and the absence of footnotes); provided, however, that delivery within the aforesaid 45-day period, pursuant to subsection (d)(i) below, of copies of the Quarterly Report on Form 10-Q of the Company for such quarterly period filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this subsection (b) with respect to the consolidated financial statements;

                     (c) as soon as practicable and in any event within 90 days after the end of each fiscal year, consolidating and consolidated statements of income and cash flows and a consolidated statement of stockholders' equity of the Company and its Subsidiaries for such year, and a consolidating and consolidated Balance Sheet of the Company and its Subsidiaries as at the end of such year, setting forth in each case in comparative form the corresponding consolidated figures from the preceding annual audit, all in reasonable detail and satisfactory in form to the Purchasers and, as to the consolidated statements, a report by independent public accountants of recognized national standing (an "Accountant") selected by the Company whose report shall be without limitation as to the scope of the audit, and satisfactory in substance to the Purchasers along with an opinion of such Accountant to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Company and its Subsidiaries on a consolidated basis in accordance with GAAP without any going-concern or other qualification expressed in such opinion; provided, however, that delivery within the aforesaid 90-day period, pursuant to subsection (d)(i) below, of copies of the Annual Report Form 10-K of the Company for such fiscal year filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this clause (c) with respect to consolidated financial statements.

                     (d) The Company will also deliver:

                               (i) from and after the date the Company becomes subject to the requirements of Section 13 or 15(d) of the Exchange Act, promptly upon transmission thereof, copies of all such financial statements, proxy statements, notices and reports as it shall send to its stockholders and copies of all registration statements (without exhibits) and all reports which it files with the Securities and Exchange Commission (or any governmental body or agency succeeding to the functions of the Securities and Exchange Commission);

                               (ii) promptly upon receipt thereof, a copy of each other report submitted to the Company or any Subsidiary by its Accountant in connection with any annual, interim or special audit made by such Accountant of the books of the Company or any Subsidiary;

                               (iii) as soon as practicable and in any event within 10 days after obtaining knowledge of (A) any Person giving any written notice to the Company or any of its Subsidiaries with respect to a claimed Default, or event or condition which would result in the acceleration of Debt in an amount in excess of $1,000,000, (B) the institution of any litigation or other proceeding involving claims against the Company or any of its Subsidiaries equal to or greater than $1,000,000 or any adverse determination in any proceeding against the Company equal or greater than $1,000,000 with respect to a single cause of action, (C) any of the events set forth in Section 4043(b) of ERISA (a "Reportable Event"), or (D) any regulatory proceeding directly involving the Company or any Subsidiary which, in the opinion of the Company, would, if adversely determined, have a material adverse effect on the Company and its Subsidiaries taken as a whole, an officer's certificate specifying the nature and period of existence of any such condition or event, specifying the notice given or action taken by such Person and the nature of any such claimed Default, event or condition, and specifying the details of such proceeding, litigation or dispute and what action the Company or any of its Subsidiaries has taken, is taking or proposes to take with respect thereto; provided, however, that, with respect to any event set forth in (A) and (B) above, if the amount involves does not exceed $3,500,000 the Company shall have 30 days to notify the Holders after obtaining knowledge thereof;

                               (iv) promptly after the occurrence thereof (A) a summary of any material dispute between the Company and its Accountant and (B) a decision by the Company to change its Accountant;

                               (v) with reasonable promptness after request from any Holder, such information respecting the condition or operations, financial or otherwise, of the Company or any of its Subsidiaries as such Purchaser may reasonably request;

                               (vi) promptly after the filing or receiving thereof, copies of all reports and notices which the Company or any Subsidiary files under ERISA with the Internal

           Revenue Service or the PBGC or the U.S. Department of Labor or which the Company or any Subsidiary received from such corporation;

                               (vii) within forty-five (45) days after each of March 31, June 30 and September 30, 2000, a certificate of a Responsible Officer certifying whether the Company is in compliance with Section 1(f) of the Note and setting forth in reasonable detail the information required for the calculations thereof;

                               (viii) within five (5) business days prior to the closing of any proposed sale (public or private) by the Company of its debt or equity securities, a report from a Responsible Officer setting forth in reasonable detail the amount of securities proposed for sale; the proceeds expected to be received by the Company therefrom; and the proposed date for receipt of the funds by the Company;

                               (ix) within 45 days after the end of each quarterly period in each fiscal year, the Company will deliver to the Purchasers an Officer's Certificate certified by a Responsible Officer (with such financial information with computations in reasonable detail) to demonstrate compliance by the Company and its Subsidiaries with the financial covenants set forth in Section 5.6 and any computations required by the Notes and stating that there exists no Event of Default or Default, or an event that with the lapse of time or the giving of notice, or both, could constitute an Event of Default or, if any Event of Default or Default or an event that with the lapse of time or the giving of notice, or both, could constitute an Event of Default exists, specifying the nature and period of existence thereof and what action the Company proposes to take with respect thereto;

                               (x) promptly after the occurrence of a Change of Control or the cessation of employment for any reason of Simon R. McKenzie as the Company' Chief Executive Officer for a period of thirty (30) days (the "McKenzie Termination"), a summary of the event(s) constituting the Change of Control or McKenzie Termination and the date of such occurrence;

                               (xi) The Company will, upon the request of the Holder of any Note, provide such Holder, and any qualified institutional buyer or accredited investor designated by such Holder, such financial and other information as such Holder may reasonably determine to be necessary in order to permit compliance with the information requirements of Rule 144A under the Securities Act in connection with the resale of Notes, except at such times as the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act. For the purpose of this paragraph 5.12(d)(xi), the term "qualified institutional buyer" and "accredited investor" shall have the meanings specified in Rule 144A and Rule 501 of Regulation D, respectively, under the Securities Act; and

                               (xii) Along with the quarterly Financial
           Statements delivered pursuant to Section 5.12(b) hereof when they are due (A) a report analyzing changes in the Company's gross revenues and in its net revenues in such fiscal quarter compared to the comparable quarter in the prior fiscal year, and (B) when and to the extent practicable, a report of the number of people treated and the quantity of doses of all therapeutic products sold in such fiscal quarter, provided however, that the gross revenue and net revenue data required hereunder need not be compared to the prior fiscal year for the first four quarterly reports under this clause, and provided, further, that the obligation to provide information pursuant to (B) above, shall not commence until the earlier to occur of (I) January 1, 2000, (II) FDA approval for commercial use by the Company of OncoVAX cancer vaccine or HumaSPECT or HumaRAD (as those products are described in the Registration Statement), or (III) the approval of a Marketing Authorization Application (as defined in the Registration Statement) or a reimbursement agreement for the commercial use by the Company of OncoVAX cancer vaccine or HumaSPECT or HumaRAD (as those products are described in the Registration Statement) by a member country of the European Union or the United Kingdom.

           Section 5.13 Inspection and Delivery of Property; Books and Records; Discussions. The Company hereby agrees that, so long as any Obligations under this Agreement or any Ancillary Agreements are Outstanding, the Company shall provide, and shall cause each of its Subsidiaries to provide, within ten (10) days after request therefore, in writing, such business, financial and other information as the Holders may from time to time reasonably request. The Company also agrees that it shall keep proper books of records and accounts in which full, true and correct entries in conformity with GAAP and all requirements of Law shall be made of all dealings and transactions in relation to its business and activities, and permit representatives of the Holders to visit and inspect any of its properties and examine and make abstracts from any of its books and corporate, financial and other records at any reasonable time and as often as may reasonably be desired and to discuss the business, operations, Assets and financial and other condition of the Company with officers and employees of the Company and with its Accountants; provided that the Holders shall bear their own expenses if any such inspection, examination or discussion occurs at a time when no Default or Event of Default shall have occurred and be continuing.

           Section 5.14 Further Security Interest. In the event that the Company or any Subsidiary of the Company at any time or from time to time after the date hereof shall form or acquire any Subsidiary (a "New Subsidiary") as may be permitted hereby, (a) the Company or, as the case may be, such Subsidiary, as beneficial owner of the capital stock of the New Subsidiary, shall promptly execute and deliver to the Holders of the Notes a supplemental agreement pursuant to which the Company or such Subsidiary will pledge shares of Capital Stock or other equity interests to the Holders of the Notes, pursuant to which supplemental agreement 100% of the issued and outstanding shares of Capital Stock or other equity interests in or of the New Subsidiary held beneficially by the Company or such Subsidiary, as the case may be, shall be pledged under and in accordance with such supplemental agreement, (b) the Company or such Subsidiary, as the case may be, shall promptly take all actions necessary and appropriate to perfect the Liens of such pledge (including without limitation, the delivery of stock or other certificates evidencing the shares of Capital Stock or other equity interest so pledged (if, any), accompanied by duly executed and undated stock powers in blank) and (c) the Company and such Subsidiary shall promptly deliver to the Holders of the Notes such legal opinions respecting such supplemental agreement, and the pledge granted thereby, as the Holders of the Notes shall reasonably request.

           The Company or, as the case may be, any of its Subsidiaries as the record or beneficial owners of the Capital Stock of any New Subsidiary shall promptly cause such New Subsidiary to become a party to the Security Documents and such New Subsidiary shall promptly take all actions necessary and appropriate to perfect the Liens of such Security Interests as are granted by such Security Documents which such New Subsidiary shall have entered into as aforesaid (including, without limitation, the delivery to the Holders of the Notes of financing statements, executed by such New Subsidiary), and otherwise in form and substance appropriate for filing in all appropriate jurisdictions) and such New Subsidiary shall promptly deliver to the Holders of the Notes such legal opinions in form and substance respecting such Security Documents and the Security Interests granted thereby as the Holders of the Notes shall reasonably request. The Company, or as the case may be, any of its Subsidiaries as the record or beneficial owners of the capital stock of any New Subsidiary shall promptly cause such New Subsidiary to become a party to a Guaranty Agreement substantially in the form of Exhibits H-1 through H-3 attached hereto and such New Subsidiary shall promptly take all actions necessary and appropriate to guaranty the obligations of the Company and its Subsidiaries hereunder.

           Section 5.15 Further Assurances.

                     (a) The Company, at its own cost and expense, will cause to be promptly duly taken, executed, acknowledged and delivered all such further acts, documents and issuances as the Holders of the Notes may from time to time reasonably request in order to more effectively carry out the intent and purposes of this Agreement and the Ancillary Agreements and the transactions contemplated hereby and thereby. In furtherance, but not in limitation of the foregoing, the Company agrees to deliver and to cause its Subsidiaries to deliver all further instruments and documents that may be necessary or desirable in order to grant, confirm, protect and perfect first and prior Liens in any real or personal property which is at such time Collateral or which was intended to be Collateral pursuant to the Security Documents.

                     (b) The Company further agrees to take all actions requested by the Holders of the Notes to name the Holders of the Notes as the beneficiaries of the McKenzie Policy delivered on the Closing Date, or as co-owners, assignees or additional insureds, as applicable.

                     (c) The Company further agrees, at its own cost and expense, to take all actions necessary to (i) file for patent protection in any and all jurisdictions in which the Company intends to operate its business with respect to patents reasonably expected to generate, directly, or indirectly (through product sales or licensing of products related to such patents), more than 10% of the Company's annual revenues in such jurisdiction (the "Material Patents"); (ii) cause the Holders' Security Interests in the Company's existing or future Material Patents to be perfected, protected and maintained as a first priority security interest (except with respect to certain Collateral in which Akzo Nobel Pharma International, B.V., as Collateral Agent under the Intellectual Property Security Agreement dated August 8, 1996 (the "Collateral Agent") has a first priority security interest (the "Akzo Security Interest Collateral") and with respect to the

Akzo Security Interest Collateral, a second priority perfected security interest until such time as payment in full of the Debt underlying the Akzo Security Interest Collateral has been made and at such time, a first priority perfected security interest in the Akzo Security Interest Collateral) to the fullest extent permitted by the laws of the jurisdiction in which the Company is operating its business utilizing Material Patents; and (iii) to comply with the obligations of Section 5.26 to assure that the patents and patent applications set forth on Schedule 5.26 have been assigned and transferred into the name of Holdings in the United States, the Netherlands, Belgium and the United Kingdom and to cause the Holders' Security Interests in such patents to be perfected, protected and maintained in such jurisdictions as a second priority Security Interest (until such time as the Debt underlying the Akzo Security Interest Collateral shall have been repaid and in such case, as a first priority perfected security interest).

                     (d) The Company further agrees to make prompt payment of all fees, costs and expenses of the Holders and their counsel arising out of the transactions contemplated hereby which have not been paid in full at the Closing.

           Section 5.16 Limitation on Debt. The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or suffer to exist any Debt, except:

                     (a) Debt of the Company in respect of the Notes.

                     (b) Debt of the Company to any Subsidiary of the Company that has executed and delivered Security Documents and of any such Subsidiary to the Company or any other such Subsidiary.

                     (c) Debt outstanding as of June 30, 1998 as set forth on
Schedule 5.16 hereto and any amendments or modifications thereof (but excluding any increase in the principal amount or interest on such Debt).

                     (d) Debt of the Company or any of its Subsidiaries that was incurred by such Person on customary commercial trade terms to vendors, suppliers or other Persons providing services for use by such Person in the ordinary course of its business, unless and until such Debt is outstanding more than 60 days past the original due date therefor.

                     (e) Debt of the Company or any of its Subsidiaries for any deposit received by the Company or such Subsidiary from any customer or client for services to be performed or goods sold by the Company or such Subsidiary, unless the Company or such Subsidiary for any reason becomes obligated to refund such deposit and the reimbursement obligation has been outstanding for more than 60 days from the date such reimbursement obligation occurred.

                     (f) So long as (i) no Default or Event of Default or event that with the lapse of time or the giving of notice, or both, would constitute an Event of Default, then exists or is continuing or would result therefrom and
(ii) no Default or Event of Default or event that with the lapse of time or the giving of notice, or both, would constitute an Event of Default, would exist after giving pro forma effect to the Debt to be incurred (including, without limitation, Defaults or Events of Default or under Section 5.6).

                                 (A) Debt outstanding under the Company's
                      Receivables Facility;

                                 (B) Unsecured Debt of the Company and its
                      Subsidiaries which, by its terms, is made expressly subordinate to the Debt of the Company under the Notes, provided that the Company may incur unsecured Debt which is subordinate to the Debt of the Notes without regard to any Default, Event of Default or event that with the lapse of time or the giving of notice, or both, would constitute an Event of Default, under Section 5.6, in an amount equal to the difference between $11,000,000 and the amount of the Notes that have been prepaid before the date on which such unsecured Debt is incurred under this provision;

                                 (C) Debt of the Company and its Subsidiaries
                      incurred to finance the acquisition of tangible Assets (whether pursuant to a loan, a lease financing or otherwise) after the date hereof provided that such Debt shall be limited to 100% of the cost of such Assets at the time such Assets were acquired.

                                 (D) Debt of a corporation, limited liability
                      company, partnership or other entity which becomes a Subsidiary of the Company after the date hereof as permitted hereunder, provided that such Debt existed at the time at the same time such entity became a Subsidiary and was not created within 180 days prior thereto or otherwise in anticipation thereof; and

                                 (E) Debt of the Company with respect to letters
                      of credit or applications or reimbursements therefor to support payment or performance obligations of the Company.

           Section 5.17 Limitation on Mergers; Etc. The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all of its business or Assets, or make any material change in its present method of conducting business, except so long as no Default, Event of Default or event that with the lapse of time or the giving of notice, or both, would constitute an Event of Default, has occurred and is continuing or would result therefrom:

                     (a) any wholly-owned Subsidiary may be merged or consolidated with or into the Company (provided that the Company shall be continuing or surviving corporation) or with or into any one or more wholly-owned Subsidiaries (provided that a wholly-owned Subsidiary or Subsidiaries shall be the continuing or surviving corporation);

                     (b) any wholly-owned Subsidiary may sell, lease, transfer or otherwise dispose of any or all of its Assets (upon voluntary liquidation or otherwise) to the Company or any other wholly-owned Subsidiary; and

                     (c) the Company or any Subsidiary may be merged or consolidated with one or more entities provided that (i) the Company or any such Subsidiary shall be the continuing or surviving corporation, (ii) the Required Holders shall have consented to such merger or consolidation and (iii) immediately after giving effect thereto, no Default or Event of Default or event that with the lapse of time or them giving notice, would constitute an Event of Default shall have occurred and be continuing or would result therefrom.

           Section 5.18 Limitation on Sales of Property. The Company shall not, and shall not permit any Subsidiaries to, directly or indirectly, convey, sell, lease, assign, transfer or otherwise dispose of any of its Assets or business (including, without limitation receivables and leasehold interests) or any product line, whether owned or hereafter acquired, or, in the case of any Subsidiary, issue or sell any shares of such Subsidiary's Capital Stock to any Person other than the Company or any wholly-owned Subsidiary, except:

                     (a) the sale, lease or other disposition of any product, inventory or equipment in the ordinary course of business in bona fide commercial transactions;

                     (b) as permitted by Section 5.16(a), (b) or (f) (A); or

                     (c) a sale or other disposition where the consideration received is at least equal to the Fair Market Value of such Assets; provided that the Asset Sale Excess Proceeds must be used to prepay the Notes.

           Section 5.19 Limitation on Transactions with Affiliates. The Company shall not, and shall not permit any of its Subsidiaries, directly or indirectly, to enter into any transaction (including, without limitation, any purchase, sale, lease or exchange of Assets or the rendering of any service) with any Affiliate that is not a wholly-owned Subsidiary, unless such transaction (a) is otherwise permitted hereunder, (b) is in the ordinary course of the Company or such Subsidiary's business, and (c) is on terms no less favorable to the Company or such Subsidiary, as the case may be, than it would obtain in an arm's-length transaction; provided, that the Company may pay customary directors' fees and reimburse reasonable out-of-pocket expenses directly related to meetings of the Board of Directors.

           Section 5.20 Limitation on Credit Extensions. The Company shall not, and shall not permit any of its Subsidiaries to, extend credit, make advances or make loans other than (a) normal and prudent extensions of credit to customers buying goods and services in the ordinary course or business, which extensions shall not be for longer periods than those extended by similar businesses operated in a normal and prudent manner, (b) loans or other advances, however, characterized, to the Company or to any of its wholly-owned Subsidiaries to the extent otherwise permitted hereunder, and (c) loans to employees in the furtherance of the Company's business as shall not exceed at any one time outstanding $500,000 in the aggregate.

           Section 5.21 Limitation on Certain Amendments. The Company shall not amend or otherwise modify or waive any provision of its Certificate of Incorporation without the prior written consent of the Required Holders, which consent shall not unreasonably withheld.

           Section 5.22 Limitation on Investments. The Company shall not, and shall not permit any of its Subsidiaries to, purchase, hold or acquire beneficially any stock, bond, notes, debentures or other securities or any Assets constituting a business unit of, or make any other investment in, any Person, except (a) as expressly permitted by Section 5.20 hereof, (b) investments in Capital Stock of any of the wholly owned Subsidiaries of the Company that have executed and delivered Security Documents, (c) investments in joint ventures, partnerships and other entities in the biopharmaceutical business that have, for all such investments taken together, an aggregate cost basis not greater than $1,000,000, so long as no Default or Event of Default or event that with the lapse of time or the giving of notice, or both, would constitute an Event of Default exists at the time of and after giving effect to any such investment, (d) investments in any entity for which the only consideration paid therefor by the Company or any of its Subsidiaries is the Common Stock of the Company or such Subsidiary, valued at its Fair Market Value and (e) Permitted Investments.

           Section 5.23 Use of Proceeds. The Company and its Subsidiaries will utilize the proceeds from the sale of the Guaranteed Senior Secured Primary Notes and the Guaranteed Senior Secured Escrow Notes as follows:

                     (a) $7,171,131 will be applied at the Closing to repay the 1995 Note owed by the Company to Northstar High Total Return Fund;

                     (b) $10,113,014 will be applied at the Closing to repay the April 1998 Notes owed by the Company to Northstar High Total Return Fund II and Northstar High Yield Fund;

                     (c) $4,876,423 will be applied at the Closing to the redemption of the Company's Series A-II Preferred Stock held by Northstar High Total Return Fund;

                     (d) $5,097,568.91 will be applied at the Closing to discharge in full the Company's Debt to CoreStates Enterprise Fund, a division of CoreStates Bank, N.A. ("CoreStates");

                     (e) $500,000 will be applied at the Closing to the payment by Holdings of amounts owed by it to Organon pursuant to the Intellectual Property Agreement dated August 2, 1996 by and among Holdings, and Akzo Nobel Pharma International, B.V. ("Akzo"); and

                     (f) $2,165,365.09 will be advanced by the Company to its Subsidiaries, Holdings, PerImmune and Bartels for capital (including, without limitation, working capital) required by such Subsidiaries.

The Company agrees that the funds utilized to make payments pursuant to Section 5.23(a) through and including (f) will be disbursed directly to the corresponding payees from the Purchasers at the Closing.


           Section 5.24 Assumption of Company Debt by Subsidiaries. Upon the request of any Holder after the Closing Date, the Company shall cause each of its Subsidiaries, Holdings, PerImmune and Bartels, and any New Subsidiaries to execute Notes (the "Subsidiary Notes"), on terms and conditions identical to the Guaranteed Senior Secured Primary Notes and the Guaranteed Senior Secured Escrow Notes, evidencing the aggregate principal amount of Outstanding Notes held by such Holder pursuant to this Purchase Agreement, provided that in the event there shall be any amounts owed to the Collateral Agent at the time of such request, the Company shall use its best efforts to obtain, within twenty (20) business days after delivery of the request, the consent of the Collateral Agent to the execution and delivery of the Subsidiary Notes. The Company shall not be required to deliver the Subsidiary Notes pursuant to this provision if the Collateral Agent refuses to consent thereto provided that the Company has used its best efforts to obtain the Collateral Agent's consent. If there shall be no amounts owing to the Collateral Agent at the time of the request for Subsidiary Notes, the Company shall deliver the Subsidiary Notes to the requesting Holder within seven (7) business days after delivery of the request by such Holder to the Company.

           Section 5.25 Covenants with respect to OncoVAX Cancer Vaccine. The Company will use its commercially reasonable best efforts (a) to file its Biological License Application with respect to the OncoVAX cancer vaccine not later than December 31, 1998, (b) to obtain FDA approval expeditiously of the Company's therapeutic products currently utilized in its clinical trials and to initiate Phase III clinical trials for OncoVAX in combination with chemotherapy for Stage III colon cancer and (c) to obtain not later than December 31, 1998, regulatory and/or reimbursement approvals required for the commercial use of its OncoVAX cancer vaccine in the Netherlands.

           Section 5.26 Covenant with respect to Transfer of Certain Patents. The Company at its own cost and expense, within 60 days after the date hereof, will take all actions necessary to record the assignment and transfer of patents and patent applications listed on Schedule 5.26 hereto into the name of Holdings with the appropriate authorities in the United States, Netherlands, Belgium, and the United Kingdom and to cause the Holders' Security Interests in such patents to be perfected, protected and maintained in such jurisdictions as a second priority perfected security interest until such time as the Debt underlying the Akzo Security Interest has been repaid in full, and in such case, a first priority perfected security interest in the Akzo Security Interest Collateral.

           In the event that the Company shall fail to have caused the Holders' Security Interests in such patents to be perfected, protected and maintained in such jurisdictions as a second priority perfected security interest (or, in the event that the Debt underlying the Akzo Security Interest Collateral shall have been repaid in full, and in such case, a first priority perfected security interest in the Akzo Security Interest Collateral) within 60 days after the date hereof, the rate of interest payable with respect to the principal amount of Outstanding Notes shall be increased to 15% per annum in accordance with Section 2(c) of the Guaranteed Senior Secured Primary Note and Section 2(c) of the Guaranteed Senior Secured Escrow Note until such time as the Company has fulfilled its obligations under this Section 5.26; provided however, that failure of the Company to fulfill its obligations under this Section 5.26 within 180 days after the date hereof shall be deemed an "Event of Default" in accordance with Section 6(a)(iv) of the Guaranteed Senior Secured Primary Note and Section 6(a)(iv) of the Senior Secured Escrow Note.

           Section 5.27 Foreign Currency Liabilities. The Company will manage its foreign currencies, Assets, liabilities and expenses in a manner that will protect and promote its ability to pay its U.S. Dollar liabilities and related costs and expenses.

           Section 5.28 Unaudited Financial Statements. The Company shall furnish to the Purchasers, on or prior to September 15, 1998, the unaudited balance sheet of the Company for the quarter and six months ended June 30, 1998 and the related unaudited statements of income, stockholders' equity and cash flows of the Company for the quarter ended June 30, 1998, each certified by a Responsible Officer of the Company. Such financial statements shall be prepared in accordance with GAAP and shall fairly present the financial position of the Company as of June 30, 1998.

           Section 5.29 Consent of Transamerica Business Credit Corporation. The Company shall use its best efforts to obtain the consent of the Transamerica Business Credit Corporation to the grant of a second lien on the Excluded Equipment.

           Section 5.30 Interest Escrow Security Agreement. The Company will provide information reasonably requested by the Holders respecting the Depositary appointed under the Interest Escrow Security Agreement and will change the Depositary, if requested by the Holders.

           Section 5.31 Waiver of Certain Covenants. The Company may omit in any particular instance to comply with any covenant or condition set forth in Sections 5.1 to 5.30, inclusive, if before the time for such compliance the Required Holders shall, by act of such Required Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent and for the time so expressly waived, and, until such waiver shall become effective, the obligations of the Company in respect of any such covenant or condition shall remain in full force and effect.


                                   ARTICLE VI

                 CONDITIONS TO THE OBLIGATIONS OF THE PURCHASERS

           The obligations of each Purchaser to purchase and pay for the Newly Issued Securities being purchased by it on the Closing Date are subject, at the option of such Purchaser, to the satisfaction of the following conditions on or before such Closing Date:

           Section 6.1 Supporting Documents. At the Closing, the Purchasers shall have received copies of the following documents:

                     (a) (i) the Charter, certified as of a recent date by the Secretary of State of the State of Delaware and (ii) a certificate of said Secretary dated as of a recent date as to the due incorporation and subsistence of the Company, and listing all documents of the Company on file with said Secretary; and

                     (b) a certificate of the Secretary or an Assistant Secretary of the Company dated the Closing Date and certifying: (i) that attached thereto is a true and complete copy of all resolutions adopted by the Board of Directors (the "Company Board") or the stockholders of the Company authorizing the execution, delivery and performance of this Agreement, the issuance, sale, delivery, and performance of the Notes and the Warrants, and the reservation, issuance and delivery of the Warrant Shares upon the exercise of the Warrants, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated by this Agreement; (ii) that the Charter has not been amended since the date of the last amendment referred to in the certificate delivered pursuant to clause
(a)(ii) above; and (iii) the incumbency and specimen signature of each officer of the Company executing this Agreement, the Notes, and the Warrants and any certificate or instrument furnished pursuant hereto, and a certification by another officer of the Company as to the incumbency and signature of the officer signing the certificate referred to in this clause (b);

           Section 6.2 Fees of Purchasers. The Company shall have paid, in accordance with Article VII, the reasonable legal and other fees and disbursements of the Purchasers, as invoiced.

           Section 6.3 Warrants. The Company shall have issued and duly executed the Warrants to the Purchasers and shall have executed a registration rights agreement, substantially in the form set forth as Exhibit B-1 hereto.

           Section 6.4 Amended and Restated Warrants. The Company shall have duly executed and delivered the Amended and Restated Warrants, substantially in the form of Exhibits B-2 through B-6 hereto.

           Section 6.5 Interest Escrow Security Agreement. The Company shall have duly executed the Interest Escrow Security Agreement, substantially in the form set forth as Exhibit D hereto.

           Section 6.6 Notes. Each Purchaser shall have received the Guaranteed Senior Secured Primary Note and the Guaranteed Senior Secured Escrow Note it is purchasing duly executed and delivered by a duly authorized officer of the Company.

           Section 6.7 Security Agreements. The Company and its Subsidiaries and the Holders shall have duly executed and delivered the Global Security Agreement in substantially the form of Exhibit E hereto and the Intellectual Property Security Agreement in substantially the form of Exhibit F hereto.

           Section 6.8 Pledge Agreement. The Company and its Subsidiaries shall have duly executed and delivered a pledge agreement in substantially the form of Exhibit G hereto.

           Section 6.9 Guarantees. Each of the Subsidiaries shall have duly executed and delivered their respective guaranty in substantially the form of Exhibits H-1 through H-3 hereof.

           Section 6.10 Pledged Stock. The Company shall have delivered to the Holders certificates representing all issued and outstanding shares of Capital Stock of each of the existing

Subsidiaries, together with stock powers duly executed in blank, to be held pursuant to the terms of the Pledge Agreement.

           Section 6.11 Escrow Agreement. The Company shall have duly executed the Funded Commitment Facility Escrow Agreement, substantially in the form of Exhibit L annexed hereto.

           Section 6.12 Financing Statements. The Company and each Subsidiary shall have duly executed such financing statements (Form UCC-1) as shall be requested by the Holders to perfect the security interest provided by the Global Security Agreement and shall have taken all action reasonably requested by Purchasers to perfect and protect the security interests created by such Form UCC-1s.

           Section 6.13 First Union Agreement. The Company shall have executed an agreement with First Union National Bank (as successor-in-interest to CoreStates), as amended through the date hereof containing, among other things, a waiver of any defaults under the agreements between the Company and Corestates, substantially in the form of Exhibit I hereto and shall have caused CoreStates to deliver (a) an assignment of the CoreStates Warrants to the Purchasers and (b) such UCC-3 termination notices and other releases in form and substance satisfactory to the Purchasers terminating CoreStates' interest in the Company's Assets.

           Section 6.14 Principal Executive Officer. Simon McKenzie Successor shall be the principal executive of the Company in charge of the Company's management and policies. The Company shall obtain a "McKenzie Policy" in accordance with Section 5.10, with premiums prepaid for a period of not less than three years from the Closing Date and shall execute and deliver an Assignment of Life Insurance as Collateral in a form reasonably acceptable to the Purchasers within sixty (60) days of the date hereof.

           Section 6.15 Agreement with Akzo. The Company shall have duly executed an agreement with Akzo, Organon, Holdings and PerImmune substantially in the form of Exhibit J attached hereto amending certain terms of the Intellectual Property Security Agreement by and among PerImmune, Organon, and Akzo as Collateral Agent pursuant to which the Collateral Agent consents to the granting of a second priority security interest to the Purchasers on all assets of PerImmune in which the Collateral Agent maintains a first priority security interest. The Company shall have delivered to the Purchasers, a confirmation signed by the Collateral Agent that it has received the guaranty duly executed by the Company on August 21, 1998 and that the provisions of Amendment No. 1 executed by and among Holdings, PerImmune, Akzo and Organon dated July 31, 1998 to the Akzo Agreement are of full legal force and effect as of the date hereof.

           Section 6.16 Financial Statements. The Company shall have delivered its (a) audited consolidated financial statements as of and for the year ended December 31, 1997, together with the notes thereto, the auditor's unqualified report thereon and any accompanying management letter and (b) unaudited consolidated financial statements as of and for the three months ended March 31, 1998, together with the notes thereto.

           Section 6.17 Letter of Instructions. Purchasers shall have received irrevocable instructions from the Company to direct funds to accounts maintained pursuant to the Interest Escrow Security Agreement and the Funded Commitment Facility Agreement.

           Section 6.18 Other Actions. The Company and each Subsidiary shall have taken all other action reasonably requested by the Purchasers desirable to perfect and protect the security interests created by the Security Documents.

           Section 6.19 No Adverse Actions. There shall be no action, suit, complaint, investigation or proceeding pending or, to the knowledge of the Company, threatened against the Company, or any properties or rights of the Company, by or before any court, arbitrator or administrative or governmental body which could reasonably be expected to result in any material adverse change in the business, financial condition or operations of the Company taken as a whole. There shall be no action, suit, investigation or proceeding pending or threatened against the Company which purports to affect the validity or enforceability of this Agreement or the Ancillary Agreements.

           Section 6.20 Opinion of Counsel. The Purchasers shall have received from Morrison & Foerster LLP, counsel for the Company, opinions dated the Closing Date, in the form attached hereto as Exhibit K-1 and Exhibit K-2.


                                   ARTICLE VII

                       PAYMENT FOR PURCHASE OF SECURITIES

           Contemporaneously with the satisfaction of the obligations of the Company as set forth in Article VI, each Purchaser shall transfer to the Company such sum, and deliver the Existing Securities, as set forth opposite its name in Column 2 and Column 3, respectively, of Schedule 2.1 hereto, as specified in
Section 2.2 of this Agreement.


                                  ARTICLE VIII

                                  MISCELLANEOUS

           Section 8.1 Expenses. The Company will pay its own expenses and the Purchasers' expenses in connection with the transactions contemplated hereby whether or not such transactions shall be consummated and the Company shall pay for all out-of-pocket costs of the Purchasers, including, without limitation (a) legal fees incurred by Purchasers in connection with due diligence, documentation and closing of this transaction, and (b) the costs of appraisals, financial reports and other documents requested by Purchasers in connection with this transaction.

           Section 8.2 Brokerage. Each party hereto will indemnify and hold harmless any other party hereto against and in respect of any claim for brokerage or other commissions relative to this Agreement or to the transactions contemplated hereby, based in any way on agreements, arrangements or understandings made or claimed to have been made by such party with any third party.

           Section 8.3 Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered in person, or mailed by certified or registered mail, return receipt requested, or nationwide overnight delivery service (with charges prepaid) as follows:

                     (a) if to the Company or any Subsidiary, at Intracel Corporation, 2005 NW Sammamish Road, Suite 107, Issaquah Washington 98027, Attn:
Chief Executive Officer, with a copy to Joseph W. Bartlett, Esq., Morrison & Foerster LLP, 1290 Avenue of the Americas, New York, NY 10104; and

                     (b) if to the Purchasers, at their respective addresses set forth on Schedule 2.1 hereto with a copy to Karen Weidemann, Esq., Reboul, MacMurry, Hewitt, Maynard & Kristol, 45 Rockefeller Plaza, New York, New York 10111.

or, in any such case, at such other address or addresses as shall have been furnished in writing by such party to the other. Any notice given hereunder shall be deemed given and delivered when delivered in person, or three days after mailing by mail or one day after delivery to an overnight express service for next day delivery, as the case may be.

           Section 8.4 Governing Law; Submission to Jurisdiction. This Agreement shall be construed in accordance with, and governed by, the internal laws of the State of New York as permitted by Section 5-401 of the New York General Obligations Law (or any similar successor provision) without giving effect to any choice of law rule that would cause the application of the Laws of any jurisdiction other than the State of New York. The Company and each existing Subsidiary of the Company hereby irrevocably and unconditionally:

                     (a) submit itself and its Subsidiaries and their respective Assets in any legal action or proceeding relating to this Agreement and the Ancillary Agreements to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts of any thereof;

                     (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                     (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to it at its address set forth in or determined pursuant to Section 8.3 or at such other address of which the Purchasers shall have been notified pursuant thereto; and

                     (d) waives, to the maximum extent not prohibited by Law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 8.4 any punitive or exemplary damages and any damages which are not proximately caused by or the reasonably foreseeable result of the breach which is the subject of such action or proceeding.

           The Company hereby acknowledges that:

                     (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the Ancillary Agreements;

                     (b) the Purchasers do not have any fiduciary relationship with or duty to the Company arising out of or in connection with this Agreement, or the Ancillary Agreements; and

                     (c) no joint venture or partnership exists between the Purchasers, on the one hand, and the Company, on the other hand, and the relationship of the Company and the Purchasers is that of, inter alia, debtor and creditor.

           THE COMPANY, EACH SUBSIDIARY OF THE COMPANY AND THE PURCHASERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY, ANY OBJECTION BASED ON FORUM NON CONVENIENS OR VENUE IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, THE ANCILLARY AGREEMENTS AND FOR ANY COUNTERCLAIM THEREIN.

           THIS AGREEMENT AND THE ANCILLARY AGREEMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

           THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

           THE COMPANY WILL CAUSE EACH NEW SUBSIDIARY TO TAKE SUCH ACTION AS IS REQUIRED TO CONSENT TO, AND BE BOUND BY, THE PROVISIONS OF THIS SECTION 8.4 IN ITS ENTIRETY.

           Section 8.5 Entire Agreement. This Agreement, including the Schedules and Exhibits hereto and the Ancillary Agreements, constitutes the sole and entire agreement of the parties with respect to the subject matter hereof. All Schedules and Exhibits hereto are hereby incorporated herein by reference.

           Section 8.6 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement shall not be effective unto duly executed by each and every party hereto.

           Section 8.7 Amendments. This Agreement may not be amended or modified and no provisions hereof may be waived, without the written consent of the Company, each Subsidiary and each Purchaser. However, this Agreement may be amended, and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if the Company shall obtain the written consent to such amendment, action or omission to act, of the Required Holders, except that, without the prior written consent of one hundred percent (100%) of the Purchasers, no amendment to this Agreement shall change the maturity of any Note, or change the principal of, or the rate or time of payment of interest on any Note, or affect the time, amount or allocation of any prepayments, change the proportion of the principal amount of the Notes required with respect to any consent, amendment, waiver or declaration, amend, modify or waive any provision of this Section 8.7, change the percentage specified in the definition of Required Holders or consent to the assignment or transfer by the Company or any of its Subsidiaries of their respective rights and obligations under this Agreement or the Ancillary Agreements. Each Purchaser of the Notes shall be bound by any consent authorized by this Section 8.7 whether or not such Note shall have been marked to indicate such consent, but any Notes issued thereafter may bear notation referring to any such consent. Any amendment or waiver of any provision of any Note shall be effective only for the purposes and period of time expressly set forth therein and shall not entitle the Company to any other waiver or amendment in similar or other circumstances. No course of dealing between the Company and any Purchaser of any Note, nor any failure to exercise or any delay in exercising on the part of the holder of any Note any right, remedy, power or privilege under any Note shall or operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under any Note preclude any other right, remedy, power or privilege. The rights, remedies, powers and privileges under the Notes are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law. As used herein and in the Notes, the term "this Agreement and the Ancillary Agreements" and references thereto shall mean this Agreement and the Ancillary Agreements as they may from time to time be amended or supplemented.

           Section 8.8 Disclosure to Other Persons. The Company hereby authorizes any of the Purchasers of the Notes to deliver copies of any financial statements and other documents delivered to such Purchaser, and disclose any other information disclosed to such Purchaser, by or on behalf of the Company or any Subsidiary in connection with or pursuant to this Agreement or the Ancillary Agreements to (a) such Purchaser's directors, officers, employees, agents and professional consultants, (b) any other Purchaser of any Note, (c) any Person to which such Purchaser offers to sell such Note or any part thereof, (d) any Person to which such Purchaser sells or offers to sell a participation in all or any part of such Note, (e) any Person from which such Purchaser offers to purchase any security of the Company, (f) any federal or state regulatory authority having jurisdiction over such Purchaser, or (g) any other Person to which such delivery or disclosure may be necessary or appropriate (i) in compliance with any Law applicable to such Purchaser, (ii) in response to any subpoena or other legal process or informal investigative demand or (iii) in connection with any litigation to which such Purchaser is a party. Notwithstanding the foregoing, except as provided in clauses (f) and (g) above, the Purchasers agree that they shall not disclose any information learned or received by them in connection with the negotiation, execution, delivery and performance of this Agreement or the Ancillary Agreements to any Person that directly competes or may reasonably be expected to directly compete with any business of the Company.

           Section 8.9 Limitation on Interest. The Company and each Purchaser intends to comply with applicable usury Laws from time to time in effect. At no time shall the interest rate payable on the Notes exceed the maximum rate of interest, if any, that at any time or from time to time may be contracted for, taken, charged or received on the Notes or on any amount which may be owing to the Purchasers of the Notes under the Laws applicable to such Purchasers of Notes and this transaction. In the event that the interest rate payable on the Notes shall exceed the maximum rate of interest allowable under applicable usury Laws, then the rate of interest shall automatically be reduced to the maximum rate permitted by Law.

           Section 8.10 Severability. If any provision of this Agreement shall be declared void or unenforceable by any judicial or administrative authority, the validity of any other provision and of the entire Agreement shall not be affected thereby.

           Section 8.11 Titles and Subtitles. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting any term or provision of this Agreement.

           IN WITNESS WHEREOF, the Company, the Subsidiaries and the Purchasers have executed this Agreement as of the day and year first above written.

                                       INTRACEL CORPORATION


                                       By:    /s/ SIMON R. McKENZIE
                                          --------------------------------------
                                               Name:  Simon R. McKenzie
                                               Title:  President and Chief
                                                       Executive Officer


                                       BARTELS, INC.


                                       By:   /s/ SIMON R. McKENZIE
                                          --------------------------------------
                                               Name:  Simon R. McKenzie
                                               Title:  President and Chief
                                                       Executive Officer


                                       PERIMMUNE HOLDINGS, INC.


                                       By:   /s/ SIMON R. McKENZIE
                                          --------------------------------------
                                               Name:  Simon R. McKenzie
                                               Title:  President and Chief
                                                       Executive Officer


                                       PERIMMUNE, INC.


                                       By:   /s/ SIMON R. McKENZIE
                                          --------------------------------------
                                               Name:  Simon R. McKenzie
                                               Title:  President and Chief
                                                       Executive Officer


                                       NORTHSTAR HIGH YIELD FUND


                                       By:   /s/ MICHAEL A. GRAVES
                                          --------------------------------------
                                               Name:  Michael A. Graves
                                               Title:  Vice President

                                       NORTHSTAR HIGH TOTAL RETURN FUND


                                       By: /s/ MICHAEL A. GRAVES
                                          --------------------------------------
                                               Name:  Michael A. Graves
                                               Title:  Vice President


                                       NORTHSTAR HIGH TOTAL RETURN FUND II


                                       By: /s/ MICHAEL A. GRAVES
                                          --------------------------------------
                                               Name:  Michael A. Graves
                                               Title:  Vice President


                                       NORTHSTAR STRATEGIC INCOME FUND


                                       By: /s/ MICHAEL A. GRAVES
                                          --------------------------------------
                                               Name:  Michael A. Graves
                                               Title:  Vice President

                                                                     EXHIBIT A-1



                     GUARANTEED SENIOR SECURED PRIMARY NOTE

THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. IT MAY NOT BE SOLD, OFFERED FOR SALE OR OTHERWISE TRANSFERRED UNLESS REGISTERED UNDER SUCH ACT OR IN COMPLIANCE WITH ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS.

THIS NOTE HAS BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT FOR U.S. FEDERAL INCOME TAX PURPOSES. FOR FURTHER INFORMATION, CONTACT: MORRISON & FOERSTER LLP, 1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104, ATTN: JOSEPH W. BARTLETT, ESQ.


                              INTRACEL CORPORATION


              12% GUARANTEED SENIOR SECURED PRIMARY PROMISSORY NOTE

August 25, 1998                                                       $3,841,463

        FOR VALUE RECEIVED, INTRACEL CORPORATION, a Delaware corporation (the "Company"), hereby promises to pay to the order of NORTHSTAR HIGH YIELD FUND its successors or assigns (the "Noteholder"), the Principal Amount (as defined below) payable on August 25, 2003 (the "Principal Payment Date") with interest payable pursuant to Section 2. Capitalized terms used in this Note have the meanings provided in Section 11. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Securities Purchase Agreement dated the date hereof by and among the Company and the other parties thereto (including this Noteholder) (the "Securities Purchase Agreement").

         SECTION 1. Payments of Principal.

               (a) Prior Loans. The Company issued to the Noteholder or Affiliates of the Noteholder certain Senior Secured Promissory Notes dated December 28, 1995 and certain Promissory Notes dated April 1, 1998, as amended, in the aggregate principal amount of $16,800,000, and, in connection therewith, granted certain other rights to the Noteholder to acquire shares of the Company's Capital Stock (such Notes and rights collectively referred to herein as the "Existing Securities"). The Noteholder or its Affiliates have agreed to contribute the Existing Securities and pay additional consideration as set forth in the Securities Purchase Agreement to purchase $3,841,463 these Guaranteed Senior Secured Primary Promissory Notes (the "Guaranteed Senior Secured Primary Notes") on the terms and conditions set forth herein.

               (b) Principal Amount. On August 25, 1998 (the "Closing Date"), the Noteholder purchased this Note for Three Million Three Hundred Forty-One Thousand Seven Hundred Thirty-Eight Dollars ($3,341,738) pursuant to the Securities Purchase Agreement and the principal amount of this Note is Three Million Eight Hundred Forty-One Thousand Four Hundred Sixty-Three Dollars ($3,841,463) (the "Principal Amount").

               (c) Principal Payment Date. Subject to earlier redemption or prepayment as provided herein, the Principal Amount of this Guaranteed Senior Secured Primary Note and all other theretofore unpaid amounts due hereunder shall be due and payable on the Principal Payment Date.

               (d) Prepayment. (i) The Noteholder, at its option, may require the Company to prepay this Guaranteed Senior Secured Primary Note in whole or in part, not later than five (5) Business Days after notice of prepayment is delivered to the Company, pursuant to Section 1(d)(ii) hereof, at a price equal to 101% of the principal amount so prepaid, plus accrued interest to the date of prepayment, if:

                             (A) there is a Change of Control of the Company, or

                             (B) (x) Simon R. McKenzie ("McKenzie") shall cease at any time for whatever reason to be the principal executive officer of the Company in charge of the Company's management and policies for a period of thirty (30) days or more and (y) the Required Holders, in the reasonable exercise of their discretion, shall not have approved the successor to McKenzie (the "McKenzie Successor") within 180 days after the cessation by McKenzie of his full time service to the Company; and

                      (ii) the notice of prepayment delivered by the Noteholder to the Company upon occurrence of the event(s) described in this Section 1(d) shall specify the event requiring such prepayment and the amount of such prepayment.

               (e) Mandatory Redemption in the Event of the Sale of Assets, Debt or Equity Securities. Commencing on or after the date of this Guaranteed Senior Secured Primary Note, if at any time or from time to time, the Company or any of its Subsidiaries receives cash proceeds (the "Net Cash Proceeds") from the sale of its debt or equity securities or from Asset Sale Excess Proceeds (as defined in the Securities Purchase Agreement) for sales of property under Section 5.18(c) of the Securities Purchase Agreement, all of the Net Cash Proceeds or Asset Sale Excess Proceeds, as applicable, from such sale shall be utilized to
(i) pay all accrued unpaid past due interest on all Notes and all accrued unpaid interest on the principal amount of the Notes actually redeemed pursuant to this
Section 1(e), all through the date of redemption; and (ii) to redeem this Note in accordance with the terms set forth in the notice of redemption attached hereto as Exhibit A (the "Notice of Redemption"). On the date of receipt of Net Cash Proceeds from the sale of debt or equity securities or the receipt of Asset Sale Excess Proceeds, as applicable (the "Funding Date"), an amount equal to the lesser of all Net Cash Proceeds or Asset Sale Excess Proceeds, as applicable, or $5,000,000 shall be held in constructive trust by the Company, as trustee for the benefit of Holders who shall be entitled to disbursement of such funds in accordance with this Section 1(e). On the Funding Date, the Company shall forward to each

Noteholder by facsimile transmission and by overnight courier, a Notice of Redemption. Each Noteholder shall select one of the four redemption options set forth on such notice and return by facsimile or overnight courier the executed Notice of Redemption to the Company by the close of business on the fifth Business Day following the Funding Date. If an executed Notice of Redemption has not been delivered to the Company by the close of business on such date, the Noteholder shall be deemed to have elected Redemption Option A in Section 2 of the Notice of Redemption. The Company shall prepay the Guaranteed Senior Secured Primary Notes, in accordance with the provisions of the Notice of Redemption, on the seventh Business Day following the Funding Date. Any Notice of Redemption forwarded pursuant to this provision shall be irrevocable. Notwithstanding anything in this Guaranteed Senior Secured Primary Note to the contrary, (i) the Company shall have no obligation to make any payments under this Section 1(e) which result from the sale of debt or equity securities pursuant to the exercise (or series of related exercises) of employee stock options not exceeding $250,000; (ii) the Company shall have no obligation to make payments pursuant to this Section 1(e) in excess of $5,000,000 in the aggregate, and (iii) the Company shall have no obligation to make payments under this Section 1(e) which result from proceeds received from Transamerica Business Credit Corporation (as a result of a financing guaranteed by a bond posted by the State of Washington Economic Development Council), provided, and to the extent that, such proceeds are utilized to purchase equipment for the Company or its Subsidiaries.

               (f) EBITDA Required Redemptions

                      (i) For purposes of this provision, the terms set forth below shall have the following meanings:

                             (A) "EBITDA Measurement Date" shall mean each of March 31, 2000, June 30, 2000 and September 30, 2000.

                             (B) "EBITDA Ratio" shall mean the ratio of the Company's EBITDA to the Company's Interest Expense for each of the quarters ended March 31, 2000, June 30, 2000 and September 30,
                                    2000 as follows:

               Quarter Ended                             EBITDA Ratio
               -------------                             ------------
               March 31, 2000                                 3:1
               June 30, 2000                                  4:1
               September 30, 2000                             5:1

                             (C)    "EBITDA" means with reference to any
                                    Measurement Period, the consolidated
                                    operating income of the Company and its
                                    Subsidiaries, plus the amount of all
                                    depreciation and amortization deducted in determining the amount of such operating income, all as determined on a consolidated basis in accordance with GAAP applied on a basis consistent with the Audited Financial Statements of the Company delivered pursuant to Section 6.16 of the Securities Purchase Agreement.

                             (D)    "Interest Expense" means, for any
                                    Measurement Period, the sum, in accordance with GAAP, of (i) all interest on Debt that is paid or accrued as an expense during such period (including without limitations, imputed interest under Capitalized Lease Obligations (as defined in the Securities Purchase Agreement), plus (ii) all amounts paid, accrued or ---- amortized as an expense during such period in respect of interest rate protection agreements minus,
                                    (iii) all amounts received or accrued as income during such period in respect of interest rate protection agreements.

                             (E) "Measurement Period" means any quarterly period ending on an EBITDA Measurement Date.

                             (F) "Notice of EBITDA Redemption" means the Noteholder's demand for payment by the Company at the Pro Rata Redemption Price of its Pro Rata Redemption Amount as set forth in Exhibit B attached hereto.

                             (G) "Pro Rata Redemption Amount" means the product of (i) a fraction, the numerator of which is the Principal Amount of this Guaranteed Senior Secured Primary Note and the denominator is the aggregate Principal Amount of all Notes initially Outstanding pursuant to the Securities Purchase Agreement, multiplied by (ii) the Quarterly Redemption Amount.

                             (H) "Pro Rata Redemption Price" means the Pro Rata Redemption Amount, plus accrued unpaid interest thereon to the date of redemption.

                             (I)    "Quarterly Redemption Amount" means
                                    $2,500,000 for each of the quarters ended
                                    March 30, 2000, June 30, 2000 and September
                                    30, 2000.

                             (J) "Report Date" shall mean thirty (30) days after an EBITDA Measurement Date.

                             (K) "Total Redemption Amount" means $7,500,000.

                      (ii) Unless the Company is in compliance with the EBITDA Ratio on each EBITDA Measurement Date, the Noteholder, at its option, may demand, by sending a Notice of EBITDA Redemption, that the Company redeem the Pro Rata Redemption Amount of the Guaranteed Senior Secured Primary Note at the Pro Rata Redemption Price for each EBITDA Measurement Date on which the Company fails to comply with the applicable EBITDA Ratio. The Noteholder's right to redemption under this Section 1(f) is subject to the following provisions:

                             (A) The Company shall deliver a certificate to the Noteholder not later than each Report Date (the "EBITDA Ratio Certificate"), which sets forth, with reference to the applicable EBITDA Measurement Date: (i) EBITDA and Interest Expense; (ii) the EBITDA Ratio; and
                                    (iii) a statement to the effect that the Company has either satisfied the EBITDA Ratio or has failed to satisfy the EBITDA Ratio for such EBITDA Measurement Date. In the event that the Company has failed to meet or exceed the EBITDA Ratio applicable to such Measurement Date (or, the Company fails to deliver the EBITDA Ratio Certificate to the Noteholder on or prior to the Report Date), the Noteholder shall have the right to demand payment to it of the Pro Rata Redemption Amount at a price equal to the Pro Rata Redemption Price within five
                                    (5) Business Days after a Notice of EBITDA
                                    Redemption is delivered by the Noteholder to the Company.

                             (B)    Notwithstanding the provisions of
                                    1(f)(ii)(A) above, in the event the Company fails to comply with the EBITDA Ratio applicable to an EBITDA Measurement Date, the Noteholder shall be deemed to have waived its right to redemption arising from such failure to comply (the "Waiver of Payment") if both of the following conditions are met: (i) a subsequent quarterly certificate delivered to the Noteholder pursuant to this Section 1(f) or
                                    Section 5.12 of the Securities Purchase
                                    Agreement certifies that the EBITDA Ratio
                                    (or the EBITDA to Interest Ratio) certified thereby meets or exceeds the EBITDA Ratio applicable to the EBITDA Measurement Date giving rise to the Noteholder's right of redemption hereunder; and (y) the Noteholder has not delivered its Notice of EBITDA Redemption to the Company respecting such EBITDA Measurement Date prior to receiving such subsequent certificate.

                      (iii) Any Waiver of Payment with respect to an EBITDA Measurement Date shall not constitute or be construed as a Waiver of Payment with respect to any other EBITDA Measurement Date.

                      (iv) Subject to the provisions of Section 1(f)(ii)(B) above, the Noteholder's rights to demand and receive the Pro Rata Redemption Amount at the Pro Rata Redemption Price under this Section 1(f) are cumulative.

                      (v) The Pro Rata Redemption Price shall be paid by wire transfer of immediately available funds.

                      (vi) Notwithstanding anything herein to the contrary, the Company shall not be required to redeem more than the Total Redemption Amount plus unpaid and accrued interest to the dates of redemption, pursuant to this Section 1(f).

               (g) Optional Prepayment. This Guaranteed Senior Secured Primary Note may be prepaid at the option of the Company at any time, in part or in full together with accrued interest through the date of prepayment on the principal amount, prepaid. Any prepayment (other than a payment pursuant to Section 1(e) or Section 1(f)) made prior to July 31, 2002, shall include amounts equal to the following increases in the principal amount to be prepaid:

--------------------------------------------------------------------------------
                   If Prepaid
                   During the                                Percentage
                12-month period                             of Principal
             beginning and ending:                         Amount Prepaid
--------------------------------------------------------------------------------
              August 1, 1999 - July 31, 2000                    112%
              August 1, 2000 - July 31, 2001                    108.0%
              August 1, 2001 - July 31, 2002                    104.0%
              Thereafter                                        100.0%
--------------------------------------------------------------------------------

        SECTION 2. Payments of Interest.

               (a) Interest Rate. Except as otherwise expressly provided in
Section 6(b), interest shall accrue from the Closing Date at the rate of twelve percent (12%) per annum on the Unpaid Principal Amount, provided, however, that, in the event the Company does not comply with the covenant set forth in Section
5.26 of the Securities Purchase Agreement within the sixty (60) day period set forth therein, interest shall accrue from the expiration of the sixty (60) day period until such covenant has been satisfied, at the Default Interest Rate. All computations of interest shall be made on the basis of a year of three hundred and sixty (360) days for the actual number of days including the first day but excluding the last day for which any interest period is calculated.

               (b) Interest Payment Date. All accrued and unpaid interest shall be payable quarterly in arrears on each Interest Payment Date beginning on November 25, 1998.

               (c) Interest Escrow Security Agreement for Certain Interest Payments. To secure the Company's obligations to make certain interest payments pursuant to this Guaranteed Senior Secured Primary Note, the Company has executed an interest escrow security agreement as of the date hereof (the "Interest Escrow Security Agreement"), pursuant to which the Company has agreed to deposit funds into and restrict withdrawals from an account for the benefit of the Noteholder and to make additional contributions as described in the Interest Escrow Security Agreement. The Company will make interest payments, and in certain circumstances principal and other payments, in accordance therewith.

        SECTION 3. Covenants.

        The Company hereby agrees that, so long as any amount is owing to the Noteholder, it shall and shall cause its Subsidiaries to perform the covenants set forth in Article V of the Securities Purchase Agreement.

        SECTION 4. Guaranties.

The performance of the Company's obligations under the Securities Purchase Agreement, this Guaranteed Senior Secured Primary Note, all Notes issued pursuant to the Securities Purchase Agreement and the Ancillary Agreements (the "Obligations") has been unconditionally guaranteed by the Company's Subsidiaries (the "Guaranties") as set forth in the Guaranty Agreements executed as of the date hereof.

        SECTION 5. Security.

        This Guaranteed Senior Secured Primary Note and all other Notes issued pursuant to the Securities Purchase Agreement represent Senior Secured Debt of the Company. The performance of the Company's Obligations and the Guaranties relating to the Obligations are secured by certain Collateral as set forth in the Security Documents.

        SECTION 6. Events of Default.

               (a) Definition. For purposes of this Guaranteed Senior Secured Primary Note, an Event of Default shall have occurred and shall be deemed to have occurred if:

                      (i) the Company shall fail to pay any principal when due in accordance with the terms hereof; or

                      (ii) the Company shall fail to pay any interest or any other amount payable hereunder or under the Securities Purchase Agreement or any of the Ancillary Agreements when due in accordance with their respective terms by a date which is five calendar days after such interest or other amount payable hereunder is due and payable in accordance with the terms hereof; or

                      (iii) any representation or warranty made or deemed made by the Company in the Securities Purchase Agreement, the Ancillary Agreements or any written document furnished in connection with or pursuant to such Agreements shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

                      (iv) the Company shall have failed to comply with the covenant set forth in Section 5.26 of the Securities Purchase Agreement within 180 days from the date hereof or the Company or any Subsidiary shall default in the observance or performance of any other agreement contained in this Guaranteed Senior Secured Primary Note, the Securities Purchase Agreement or any of the Ancillary Agreements; or

                      (v) the Company or any Subsidiary (whether as primary obligor or as a guarantor or other surety) shall (A) default in any payment of principal of or interest on any Debt (after giving effect to any applicable grace period); or (B) default in the observance or performance of any other agreement or condition relating to any such Debt or any Guarantee Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to give the Holder thereof the right to cause such Debt to become due prior to its stated maturity or such Guarantee Obligation to become payable (whether by the terms of any document evidencing such Debt or Guarantee Obligation, upon the election of any Holder of Debt or beneficiary of any Guarantee Obligation or otherwise); provided, that the aggregate amount of all obligations as to which such payment Default shall occur and be continuing or other event causing or permitting acceleration thereof exceeds $500,000; or

                      (vi) (A) the Company or any Subsidiary shall commence any case, proceeding or other action (1) under any existing or future Law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (2) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its Assets, or the Company shall make a general assignment for the benefit of its creditors; or (B) there shall be commenced against the Company any case, proceeding or other action of a nature referred to in clause (A) above which (1) results in the entry of an order for relief or any such adjudication or appointment or (2) remains undismissed, undischarged or unbonded for a period of sixty (60) days; or (C) there shall be commenced against the Company any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its Assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within sixty (60) days from the entry thereof; or (D) the Company shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (A), (B) or (C) above; or (E) the Company shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

                      (vii) one or more final judgments or decrees shall be entered against the Company or any Subsidiary involving in the aggregate a liability (not paid or fully covered by insurance) of two hundred fifty thousand dollars ($250,000) or more; or

                      (viii) any judgment or decree is entered in any proceedings against the Company or any Subsidiary decreeing a split-up of the Company or such Subsidiary which requires the divestiture of Assets representing more than 33 1/3%, or the divestiture of the stock of a Subsidiary whose Assets represent more than 33 1/3%, of the consolidated Assets of the Company and its Subsidiaries (determined in accordance with GAAP) or which requires the divestiture of Assets, or stock of a Subsidiary, which shall have contributed more than 33 1/3% of the consolidated net income of the Company and its Subsidiaries (determined in accordance with GAAP) during the three fiscal years then most recently ended, and such order, judgment or decree remains unstayed and in effect for more than 120 days; or

                      (ix) the Company or any Community Controlled Entity, in its capacity as an employer under a Multiemployer Plan, makes a complete or partial withdrawal from such Multiemployer Plan resulting in the incurrence by such withdrawing employer of a withdrawal liability in an amount exceeding $500,000; or

                      (x) the Company shall have not consummated on or prior to August 25, 1999 a sale of its Common Stock, whether in a public offering registered under the Securities Act or otherwise, which sale has an aggregate offering price of not less than $40,000,000 and results in aggregate proceeds to the Company (net of selling expenses and underwriter's discount or selling agent's commission) of not less than $35,000,000; or

                      (xi) (A) the Securities Purchase Agreement or any Ancillary Agreement entered into on or after the date hereof shall cease in any material respect, for any reason, to be in full force and effect or the Company or any subsidiary shall assert that any of such Agreements has ceased in any material respect to be in full force and effect, (B) the Liens created by any Security Documents shall cease, in any material respect, for any reason other than a release executed and delivered by each Holder of the Notes, to be enforceable and of the same effect and first priority purported to be created thereby (unless otherwise contemplated thereby), or (C) any breach, default or event of default occurs under any Securities Purchase Agreement or any Ancillary Agreement and the same is not remedied within the applicable period of grace (if any) provided in such Agreement; or

                      (xii) the Company shall fail to prepay the Guaranteed Senior Secured Primary Note in accordance with the terms of Section 1(d) hereof; or

                      (xiii) the Company shall fail to redeem the Guaranteed Senior Secured Primary Note in accordance with the terms of Section 1(e) hereof; or

                      (xiv) the Company shall fail to pay any amounts under
Section 1(f) hereof.

               (b) Consequences of Events of Default.

                      (i) When any Event of Default has occurred and is continuing, the interest rate on this Guaranteed Senior Secured Primary Note shall increase to the Default Interest Rate. Any increase of the interest rate resulting from the operation of this clause shall terminate as of the close of business on the date on which no Events of Default exist (subject to subsequent increases pursuant to this clause), provided, however, that nothing herein shall prevent subsequent increases of the interest rate to the Default Interest Rate upon any subsequent Defaults or Events of Default by the Company.

                      (ii) If an Event of Default of the type described in
        Section 6(a)(vi) has occurred, the aggregate principal amount of this Guaranteed Senior Secured Primary Note (together with all accrued interest thereon and all other amounts due and payable with respect thereto) shall become immediately due and payable without any action on the part of the Noteholder, and the Company shall immediately pay to the Noteholder all amounts due and payable hereunder.

                      (iii) If any Event of Default has occurred (other than under Section 6(a)(vi)), the Noteholder may declare this Guaranteed Senior Secured Primary Note to be immediately due and payable and may demand immediate payment of the Unpaid Principal Amount (together with all accrued and unpaid interest and all other amounts due and payable with respect thereto).

                      (iv) If any Event of Default or Default shall occur and be continuing, the Holder of any Guaranteed Senior Secured Primary Note may proceed to protect and enforce its rights under the Guaranteed Senior Secured Primary Note and the Securities Purchase Agreement by exercising such remedies as are available to such Holder in respect thereof, under applicable Law, whether for specific performance of any covenant or other agreement contained in this Guaranteed Senior Secured Primary Note or otherwise; no remedy is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or now or hereafter existing at Law or in equity or by statute or otherwise.

                      (v) If an Event of Default or Default shall occur and be continuing, payments by the Company of amounts due to the Noteholder shall be made in the following order or priority:

                             (A) all accrued unpaid past due interest on the Notes issued pursuant to the Securities Purchase Agreement;

                             (B) all accrued unpaid interest due on the Notes issued pursuant to the Securities Purchase Agreement and the Ancillary Agreements;

                             (C) all accrued unpaid and past due amounts pursuant to the Securities Purchase Agreement and the Ancillary Agreements;
                             (D) all other accrued unpaid amounts pursuant to the Securities Purchase Agreement and the Ancillary Agreements; and

                             (E) the principal amount due under the Notes.

               (c) Rescission of Acceleration. At any time after any or all of the Guaranteed Senior Secured Primary Notes shall have been declared immediately due and payable pursuant to subsection (b), the Required Holders may, by notice in writing to the Company, rescind and annul such declaration and its consequences if (i) the Company shall have paid all overdue interest on the Guaranteed Senior Secured Primary Notes, the principal of any Guaranteed Senior Secured Primary Notes which have become due otherwise than by reason of such declaration, and interest on such overdue interest and overdue principal at the rate specified in the Guaranteed Senior Secured Primary Notes, (ii) the Company shall have paid any amounts which have become due solely by reason of such declaration, (iii) all Events of Default and Defaults, other than non-payment of amounts which have become due solely by reason of such declaration, shall have been cured or waived and (iv) no judgment or decree shall have been entered for the payment of any amounts due pursuant to the Guaranteed Senior Secured Primary Notes. No such rescission or annulment shall extend to or affect any subsequent Event of Default or Default or impair any right arising therefrom.

               (d) Notice of Acceleration or Rescission. Whenever any Guaranteed Senior Secured Primary Note shall be declared immediately due and payable pursuant to subsection (b) or any such declaration shall be rescinded and annulled pursuant to subsection (c), the Company shall forthwith give written notice thereof to each Holder of Guaranteed Senior Secured Primary Notes at the time outstanding.

        SECTION 7. Waiver of Certain Rights. The Company hereby waives diligence, presentment, protest and demand and notice of protest and demand, dishonor and nonpayment of this Guaranteed Senior Secured Primary Note, and expressly agrees that this Guaranteed Senior Secured Primary Note, or any payment hereunder, may be extended from time to time and that the Holder hereof may accept security for this Guaranteed Senior Secured Primary Note or release security for this Guaranteed Senior Secured Primary Note, all without in any way affecting the liability of the Company hereunder.

        SECTION 8. Transfer of this Guaranteed Senior Secured Primary Note. Upon surrender for registration of transfer of this Guaranteed Senior Secured Primary Note at the principal office of the Company, the Company shall, execute and deliver one or more new Guaranteed Senior Secured Primary Notes of like tenor and of like aggregate principal amount, registered in the name of such transferee or transferees and or the Noteholder, as the case may be. At the time this Guaranteed Senior Secured Primary Note is surrendered for registration of transfer, it shall be duly endorsed, or be accompanied by a written instrument of transfer duly executed, by the Noteholder or such Holder's attorney duly authorized in writing. Any

Guaranteed Senior Secured Primary Note or Guaranteed Senior Secured Primary Notes issued upon transfer of this Guaranteed Senior Secured Primary Note shall carry the rights to unpaid interest and the accrual of interest which were carried by this Guaranteed Senior Secured Primary Note, so that neither gain nor loss of interest shall result from any such transfer. In the event that the Holder shall transfer less than the full amount of the Note, the Company shall execute and deliver a replacement Note of like tenor for the balance of the amount of the Note due to Holder. In addition, on receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note and, in the case of any such loss, theft or destruction of this Note, and delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company in the case of such mutilation, on delivery and cancellation of this Note, the Company at its expense, will execute and deliver in lieu thereof, a replacement Note of like tenor.

        SECTION 9. Assignment. The rights and obligations of the Company and the Noteholder shall be binding upon and benefit the permitted successors, assigns and transferees of the parties; provided that (i) in no event shall the Company assign its rights hereunder without the prior written consent of the Noteholder,
(ii) the Noteholder may sell, assign, convey, or otherwise transfer this Guaranteed Senior Secured Primary Note with the consent of the Company, which consent will not be unreasonably withheld, (iii) notwithstanding Section 9(ii), the Noteholder may at all times, without the consent of the Company, sell, assign, convey or otherwise transfer this Guaranteed Senior Secured Primary Note to an Affiliate of the Noteholder and (iv) the Noteholder may, at all times, sell, convey or otherwise transfer this Guaranteed Senior Secured Promissory Note to a Qualified Institutional Buyer or an Accredited Investor, without the consent of the Company if, after the proposed transfer, the aggregate unpaid principal amount of all Notes then held by the Noteholder and its Affiliates, exceeds $10,000,000.

        SECTION 10. Amendment and Waiver. Except as otherwise expressly provided herein, the provisions of this Guaranteed Senior Secured Primary Note may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Required Holders. No failure or delay on the part of the Noteholder in exercising any power or right under this Guaranteed Senior Secured Primary Note shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right.

        SECTION 11. Definitions. For purposes of this Guaranteed Senior Secured Primary Note, the following capitalized terms have the following meaning:

        "Accredited Investor" has the meaning set forth in Rule 501 of Regulation D promulgated under the Securities Act.

               "Affiliate" means, with reference to a specified person or entity, any person or entity that directly or indirectly through one or more intermediaries controls or is controlled by or is under common control with the specified person or entity. For purposes of this definition, "control" (including, with correlative meaning, the terms "controlled by" and "under common control with"), as used with respect to any person or entity, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting securities or by contract or otherwise.

               "Business Day" has the meaning specified in Section 1.1 of the Securities Purchase Agreement.

               "Capital Lease Obligation" has the meaning specified in Section
1.1 of the Securities Purchase Agreement.

               "Change in Control" has the meaning specified in Section 1.1 of the Securities Purchase Agreement.

               "Closing Date" is defined in Section 1(a).

               "Code" means the Internal Revenue Code of 1986, as amended, or any successor statute thereto.

               "Common Stock" means the common stock of the Company.

               "Commonly Controlled Entity" means an entity, whether or not incorporated, which is under common control with the Company within the meaning of Section 4001 of ERISA or is part of a group which includes the Company and which is treated as a single employer under Section 414 of the Code.

               "Company" is defined in the preamble.

               "Debt" has the meaning specified in Section 1.1 of the Securities Purchase Agreement.

               "Default" means any of the events specified in Section 6, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

               "Default Interest Rate" means a rate of interest equal to fifteen percent (15%) per annum.

               "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

               "Event of Default" means each of the events described in Section 6; provided, however, that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

               "GAAP" has the meaning specified in Section 1.1 of the Securities Purchase Agreement.

               "Governmental Authority" means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

               "Guarantee Obligation" means as to any Person (the "guaranteeing person"), any obligation of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Debt, leases, dividends or other obligations (the "primary obligations") of any other third Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or
(iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (x) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (y) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the Company in good faith.

               "Guaranteed Senior Secured Primary Note" means this 12% Guaranteed Senior Secured Primary Promissory Note.

               "Interest Payment Dates" mean, for any year, November 25, February 25, May 25, and August 25, beginning with the Interest Payment Date of November 25, 1998.

               "Lien" has the meaning specified in Section 1.1 of the Securities Purchase Agreement.

               "Multiemployer Plan" means a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

               "Net Cash Proceeds" means the cash proceeds of any sale or other disposition of debt or equity securities of the Company (including cash proceeds subsequently received (as and when received) in respect of non-cash consideration initially received and all reserves referred to in clause (ii) below, as and when such reserves are no longer required), minus (i) transaction expenses (including broker's fees or commission, legal fees, accounting fees, investment banking fees and other professional fees, transfer and similar taxes and the Company's good faith estimate of income taxes payable and the actual amount of taxes paid in connection with the receipt of such cash proceeds); and
(ii) amounts provided as a reserve, in accordance with

GAAP, including pursuant to any escrow arrangement, against any liabilities under any indemnification obligations associated with such sale or disposition.

               "Noteholder" means the Person defined as such in the first paragraph hereof and its permitted successors, transferees and assigns.

               "Person" means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

               "Principal Amount" is defined in Section 1(a).

               "Principal Payment Date" is defined in the preamble.

        "Qualified Institutional Buyer" means shall have the meaning specified in Rule 144A of the Securities Act.

               "Required Holders" has the meaning specified in Section 1.1 of the Securities Purchase Agreement.

               "Subsidiary" has the meaning specified in Section 1.1 of the Securities Purchase Agreement.

               "Unpaid Principal Amount" means, at any time, the portion of the Principal Amount outstanding at such time.

        SECTION 12. Notices Relating to Patents and Trademarks. The Company agrees that as long as any amount is owing to the Noteholder, it shall promptly give notice to the Noteholder of any application or registration relating to any Material Patent or trademark of the Company becoming abandoned or dedicated, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court or tribunal in any country regarding the Company's ownership of any material patent or trademark or its right to register the same and keep and maintain same). Notice shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence and stating what action the Company proposes to take with respect thereto.

        SECTION 13. Cancellation. After all principal, accrued interest thereon and all other amounts due hereunder at any time owed on this Guaranteed Senior Secured Primary Note has been paid in full, this Guaranteed Senior Secured Primary Note shall be surrendered to the Company for cancellation and shall not be reissued.

        SECTION 14. Payment of Expenses and Taxes. The Company hereby agrees (a) to pay or reimburse the Noteholder for all its reasonable and documented costs and expenses incurred in connection with the enforcement or preservation of any rights under this Guaranteed Senior Secured Primary Note after the occurrence of any Event of Default, including, without limitation, the reasonable and documented fees and disbursements of counsel to the Noteholder and (b) to pay, indemnify, and hold the Noteholder harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Guaranteed Senior Secured Primary Note.

        SECTION 15. Payments. All payments to be made to the Noteholder shall be made in the lawful money of the United States of America in immediately available funds.

        SECTION 16. Place of Payment. Payments of principal and interest shall be delivered to the Noteholder by wire transfer of immediately available funds to the following account: State Street Bank & Trust, Boston/SPEC WJ09, ABA #011-000-028, For further credit to: Northstar High Yield Fund, Regarding:
Intracel 12% Guaranteed Senior Secured Primary Promissory Note due August 25, 2003, Taxpayer ID# 04-3042919, or to such other Noteholder at such other address or to the attention of such other person or to such other account as specified by prior written notice to the Company.

        SECTION 17. Severability. Whenever possible, each provision of this Guaranteed Senior Secured Primary Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranteed Senior Secured Primary Note is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Guaranteed Senior Secured Primary Note.

        SECTION 18. Descriptive Headings; Interpretation. The descriptive headings of this Guaranteed Senior Secured Primary Note are inserted for convenience only and do not constitute a substantive part of this Guaranteed Senior Secured Primary Note. The use of the word "including" in this Guaranteed Senior Secured Primary Note shall be by way of example rather than by limitation.

        SECTION 19. Governing Law; Submission to Jurisdiction. This Note shall be construed in accordance with, and governed by, the internal laws of the State of New York as permitted by Section 5-401 of the New York General Obligations Law (or any similar successor provision) without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the State of New York. The Company hereby irrevocably and unconditionally:

                      (i) submits itself and its properties in any legal action or proceeding relating to this Note, the Securities Purchase Agreement and the Ancillary Agreements to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts of any thereof;

                      (ii) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                      (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to it at its address set forth in or delivered pursuant to
        Section 21 or at such other address of which the Holders shall have been notified pursuant thereto;

                      (iv) waives, to the maximum extent not prohibited by Law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 19 any punitive or exemplary damages and any damages which are not proximately caused by or the reasonably foreseeable result of the breach which is the subject of such action or proceeding.

The Company hereby acknowledges that:

                      (v) it has been advised by counsel in the negotiation, execution and delivery of this Note, the Securities Purchase Agreement and the Ancillary Agreements;

                      (vi) the Holders do not have any fiduciary relationship with or duty to the Company arising out of or in connection with this Note, the Securities Purchase Agreement, or the Ancillary Agreements; and

                      (vii) no joint venture or partnership exists between the Holders, on the one hand, and the Company, on the other hand and the relationship of the Company and the Holders is that of inter alia, debtor and creditor.

        THE COMPANY AND THE HOLDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS NOTE, THE SECURITIES PURCHASE AGREEMENT, THE ANCILLARY AGREEMENTS AND FOR ANY COUNTERCLAIM THEREIN.

        THIS NOTE, THE SECURITIES PURCHASE AGREEMENT AND THE ANCILLARY AGREEMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

        THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

        SECTION 20. Other Jurisdictions. The Company agrees that the Noteholder shall have the right to proceed against the Company in a court in any location to enable such Holder to enforce a judgment or other court order entered in favor of such holder. The Company waives any objection that it may have to the location of the court in which the Noteholder has commenced a proceeding described in this Section 20.

        SECTION 21. Notices. All notices, requests, demands, waivers and other communication required or permitted to be given under this Guaranteed Senior Secured Primary Note shall be in writing and shall be deemed to have been duly given if (a) delivered personally, (b) mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or (c) sent by next-day or overnight courier:

        If to the Noteholder:

        Northstar High Yield Fund
        300 First Stamford Place
        Stamford, Connecticut 06902
        Attn: Michael Graves
        Fax Number (203) 862-8601
        Confirm Number (203) 863-6224

        with a copy, which will
        not constitute notice to
        the Noteholder, to:

        Reboul, MacMurray, Hewitt, Maynard & Kristol
        45 Rockefeller Plaza
        New York, New York  10111
        Attn: Karen Wiedemann, Esq.
        Fax Number (212) 841-5725
        Confirm Number (212) 841-5781

        If to the Company:

        Intracel Corporation
        2005 NW Sammamish Road, Suite 107
        Issaquah, Washington  98027
        Attn:  Simon R. McKenzie
        Fax Number:  (425) 392-2992
        Confirm Number:  (425) 557-1894

        with a copy, which will
        not constitute notice to
        the Company, to:

        Morrison & Foerster LLP
        1290 Avenue of the Americas
        New York, New York 10104
        Attn:  Joseph W. Bartlett, Esq.
        Fax Number:  (212) 468-7900
        Confirm Number.: (212) 468-8240

or at such other address as may be specified in writing to the other parties in accordance with this Section 21.

All such notices, requests, demands, waivers and other communications shall be deemed to have been delivered if by personal delivery or by courier on the date of such delivery and if by certified or registered mail, on the third (3rd) Business Day after the mailing thereof.

        SECTION 22. Business Days. If any payment is due, or any time period for giving notice or taking action expires, on a day which is not a Business Day, the payment shall be due and payable on, and the time period shall automatically be extended to, the next Business Day immediately following such day, and interest shall continue to accrue at the required rate hereunder until any such payment is made.

        SECTION 23. Usury Laws. The Company and each Noteholder intend to comply with applicable usury Laws from time to time in effect. At no time shall the interest rate payable on the Notes exceed the maximum rate of interest, if any, that at any time or from time to time may be contracted for, taken, charged or received on the Notes or on any amount which may be owing to the Holders of the Notes under the Laws applicable to such Holders of Notes and this transaction. In the event that the interest rate payable on the Notes shall exceed the maximum rate of interest allowable under applicable usury Laws, then the rate of interest shall automatically be reduced to the maximum rate permitted by Law.



                                    * * * * *

               IN WITNESS WHEREOF, the Company has executed and delivered this Guaranteed Senior Secured Primary Note on August 25, 1998.



                                       INTRACEL CORPORATION




                                       By: /s/ SIMON R. McKENZIE
                                           -------------------------------------
                                           Name: Simon R. McKenzie
                                           Title: Chief Executive Officer

                                                                       Exhibit A


                              NOTICE OF REDEMPTION



Name of Holder
Address of Holder


Gentlemen:

        Pursuant to Section 1(e) of the 12% Guaranteed Senior Secured Primary Notes (the "Guaranteed Senior Secured Primary Notes"), Intracel Corporation (the "Company") hereby notifies the Noteholder that the Company has received on _____, 199__ (the "Funding Date"), aggregate Net Cash Proceeds of $__________ from the sale of its debt or equity securities and, in accordance with the mandatory redemption provisions of Section 1(e), the Company shall apply an aggregate of (i) $_________ to pay accrued unpaid past due interest on all outstanding Guaranteed Senior Secured Primary Notes and accrued unpaid interest on the principal amount of this Note actually redeemed pursuant to Section 1(e), all through the Redemption Date, as defined below, and the balance of (ii) $________ (the "Available Redemption Amount") is hereby offered to reduce the outstanding principal amount of the Guaranteed Senior Secured Primary Notes in accordance with the elections made in Section 2 below, or subject to the provisions of Section 3 below. All payments of principal and interest pursuant to this redemption shall be made by the Company on the Redemption Date by wire transfer, immediately available funds.

        1. Definitions. All capitalized terms used but not defined herein shall have the meanings set forth in the Guaranteed Senior Secured Primary Notes. For purposes of this notice the following terms shall have the following meanings:

        "Redemption Date" shall mean ________, 199_, which shall not be later than two (2) Business Days after the date set forth in Section 2.

        "Pro Rata Amount" as to any Noteholder shall mean the product of (i) a fraction, the numerator of which is the unpaid principal amount of the Guaranteed Senior Secured Primary Note held by such Noteholder on the date hereof and the denominator of which is the aggregate unpaid principal amount of all Guaranteed Senior Secured Primary Notes issued pursuant to the Securities Purchase Agreement and outstanding on the date hereof, multiplied by (ii) the Available Redemption Amount.

        "Pro Rata Unclaimed Amount" means the sum of (I) the Pro Rata Amount due to the Noteholder less the amount actually elected by the Noteholder for redemption under Redemption

Option B; and (ii) the Pro Rata Amount due to the Noteholder which elects Redemption Option C.

        "Proportional Amount" as to any Noteholder shall mean the Pro Rata Amount plus the Unsubscribed Amount.

        "Unsubscribed Amount" as to any Noteholder shall mean the product of (i) a fraction, the numerator of which is the unpaid principal amount of the Guaranteed Senior Secured Primary Note held by such Noteholder on the date hereof and the denominator of which is the aggregate unpaid principal amount of all Guaranteed Senior Secured Primary Notes on the date hereof held by Noteholders who have elected Redemption Option (D) set forth in Section 2 below, multiplied by (ii) an amount equal to the aggregate unpaid principal amount of the Guaranteed Senior Secured Primary Notes held by Noteholders who have elected Redemption Option (B) or (C) set forth in Section 2 below minus the aggregate redemption amount elected to be received by the Noteholders which selected Redemption Option B.

        2. Election of Redemption Option. (a) Please indicate your selection of a redemption option by checking the appropriate box set forth below and signing and returning this Notice of Redemption to the Company no later than 5:00 p.m. on ______, 199__, which date is five (5) Business Days after delivery of this Notice to the Noteholder. If the Company has not received an executed copy of this Notice by such time, the Noteholder shall be deemed to have elected Redemption Option A:

[ ]   Redemption Option A.   The Noteholder hereby elects to receive its Pro
                             Rata Amount, which is equal to $_____________.

[ ]   Redemption Option B.   The Noteholder hereby elects to receive
                             $____________, which amount is less than its Pro
                             Rata Amount.

[ ]   Redemption Option C.   The Noteholder hereby elects to receive no
                             redemption of principal at this time.

[ ]   Redemption Option D.   The Noteholder  hereby elects to receive its
                             Proportional Amount.

               (b) Notwithstanding the provisions of Section 2(a) above, each Noteholder hereby acknowledges and agrees that in the event the aggregate amount to be prepaid to the Noteholders as a result of the elections under Section 2 is less than the Available Redemption Amount, each holder shall receive an amount equal to its Pro Rata Amount notwithstanding such Noteholders election pursuant to Section 2.

        3. Notwithstanding the provisions of Section 2 above, the Company shall not be required to redeem any Pro Rata Unclaimed Amount of Net Cash Proceeds.

        4. This Notice of Redemption may not be amended or rescinded by the Company without the prior written consent of the Noteholders. Upon receipt of an executed Notice of

Redemption from a Noteholder, the Noteholder's election of a redemption option may not be amended or rescinded without the prior written consent of the Company and the other holders of Guaranteed Senior Secured Primary Notes.


        Please acknowledge your election of a redemption option by checking the appropriate box in Section 2, signing below and returning this Notice of Redemption to the Company on or before the time specified in Section 2 above.


                                            Intracel Corporation


                                            By:________________________________


Name of Noteholder


By:_____________________

                                                                       Exhibit B



                           NOTICE OF EBITDA REDEMPTION

Intracel Corporation
2005 NW Sammamish Road
Suite 107
Issaquah, Washington  98027

Gentlemen:

        Pursuant to Section 5.12 of the Securities Purchase Agreement, Intracel Corporation (the "Company") has advised ____________________ (the "Noteholder"), that it has failed to comply with the EBITDA Ratio set forth in Section 1(f) of the 12% Guaranteed Senior Secured Primary Notes (the "Guaranteed Senior Secured Primary Notes"), for the EBITDA Measurement Period ending on ____________________, or the Company has failed to notify the Noteholder of its EBITDA Ratio for such EBITDA Measurement Period.

        Accordingly, pursuant to Section 1(f) of the Guaranteed Senior Secured Primary Notes, the Noteholder hereby demands that the Company redeem the Pro Rata Redemption Amount of the Guaranteed Senior Secured Primary Note at a price equal to the Pro Rata Redemption Price within five (5) Business Days after this Notice of EBITDA Redemption is delivered to the Company.

Dated:   __________, 199__

                                  [Noteholder]


                                  By:___________________________________________
                                     Name:
                                     Title:

                                                                     EXHIBIT A-2



                     GUARANTEED SENIOR SECURED ESCROW NOTE

THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. IT MAY NOT BE SOLD, OFFERED FOR SALE OR OTHERWISE TRANSFERRED UNLESS REGISTERED UNDER SUCH ACT OR IN COMPLIANCE WITH ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS.




                              INTRACEL CORPORATION


              12% GUARANTEED SENIOR SECURED ESCROW PROMISSORY NOTE

        August 25, 1998                                                 $658,537

        FOR VALUE RECEIVED, INTRACEL CORPORATION, a Delaware corporation (the "Company"), hereby promises to pay to the order of NORTHSTAR HIGH YIELD FUND, its successors or assigns (the "Noteholder"), the Principal Amount (as defined below) payable on August 25, 2003 (the "Principal Payment Date") with interest payable pursuant to Section 2. Capitalized terms used in this Note have the meanings provided in Section 11. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Securities Purchase Agreement dated the date hereof by and among the Company and the other parties thereto (including this Noteholder) (the "Securities Purchase Agreement").

        SECTION 1. Payments of Principal.

               (a) Prior Loans. The Company issued to the Noteholder or Affiliates of the Noteholder certain Senior Secured Promissory Notes dated December 28, 1995 and certain Promissory Notes dated April 1, 1998, as amended, in the aggregate principal amount of $16,800,000, and, in connection therewith, granted certain other rights to the Noteholder to acquire shares of the Company's Capital Stock (such Notes and rights collectively referred to herein as the "Existing Securities"). The Noteholder or its Affiliates have agreed to contribute the Existing Securities and pay additional consideration as set forth in the Securities Purchase Agreement to purchase $658,537 of these Guaranteed Senior Secured Escrow Promissory Notes (the "Guaranteed Senior Secured Escrow Notes") on the terms and conditions set forth herein.

               (b) Principal Amount. On August 25, 1998 (the "Closing Date"), the Noteholder purchased this Note for Six Hundred Fifty-Eight Thousand Five Hundred Thirty Seven Dollars ($658,537) (the "Principal Amount").

               (c) Principal Payment Date. Subject to earlier redemption or prepayment as provided herein, the Principal Amount of this Guaranteed Senior Secured Escrow Note and all other theretofore unpaid amounts due hereunder shall be due and payable on the Principal Payment Date.

               (d) Prepayment. (i) The Noteholder, at its option, may require the Company to prepay this Guaranteed Senior Secured Escrow Note in whole or in part, not later than five (5) Business Days after notice of prepayment is delivered to the Company, pursuant to Section 1(d)(ii) hereof, at a price equal to 101% of the principal amount so prepaid, plus accrued interest to the date of prepayment, if:

                             (A) there is a Change of Control of the Company, or

                             (B) (x) Simon R. McKenzie ("McKenzie") shall cease at any time for whatever reason to be the principal executive officer of the Company in charge of the Company's management and policies for a period of thirty (30) days or more and (y) the Required Holders, in the reasonable exercise of their discretion, shall not have approved the successor to McKenzie (the "McKenzie Successor") within 180 days after the cessation by McKenzie of his full time service to the Company; and

                      (ii) the notice of prepayment delivered by the Noteholder to the Company upon occurrence of the event(s) described in this Section 1(d) shall specify the event requiring such prepayment and the amount of such prepayment.

               (e) Mandatory Redemption in the Event of the Sale of Assets, Debt or Equity Securities. Commencing on or after the date of this Guaranteed Senior Secured Escrow Note, if at any time or from time to time, the Company or any of its Subsidiaries receives cash proceeds ("Net Cash Proceeds") from the sale of its debt or equity securities or from Asset Sale Excess Proceeds (as defined in the Securities Purchase Agreement) for sales of property under Section 5.18 (c) of the Securities Purchase Agreement, the Company shall, or all of the Net Cash Proceeds or Asset Sale Excess Proceeds, as applicable, from such sale shall be utilized to (i) pay all accrued unpaid past due interest on all Notes and all accrued unpaid interest on the principal amount of the Notes actually redeemed pursuant to this Section 1(e), all through the date of redemption; and (ii) redeem this Note in accordance with the terms set forth in the notice of redemption attached hereto as Exhibit A (the "Notice of Redemption"). On the date of receipt of Net Cash Proceeds from the sale of debt or equity securities or the receipt of Asset Sale Excess Proceeds, as applicable (the "Funding Date"), an amount equal to the lesser of all Net Cash Proceeds or Asset Sale Excess Proceeds, as applicable, or $6,000,000 shall be held in constructive trust by the Company, as trustee for the benefit of Holders who shall be entitled to disbursement of such funds in accordance with this Section 1(e). On the Funding date, the Company shall forward to each Noteholder by facsimile transmission and by overnight courier, a Notice of Redemption. Each Noteholder shall select one of the four redemption options set forth on such notice and return by facsimile or overnight courier the executed Notice of Redemption to the Company by the close of business on the fifth Business Day following the Funding Date. If an executed Notice of Redemption has not been delivered to the Company by the close of business on such date, the Noteholder shall be deemed to have elected Redemption Option A in Section 2 of the Notice of Redemption. The Company shall prepay the Guaranteed Senior Secured Escrow Notes, in accordance with the provisions of the Notice of Redemption, on the seventh Business Day following the Funding Date. Any Notice of Redemption forwarded pursuant to this provision shall be irrevocable. Notwithstanding anything in this Guaranteed Senior Secured Escrow Note to the contrary (i) the Company shall have no obligation to make any payments under this Section 1(e) which result from the sale of debt or equity securities pursuant to the exercise (or series of related exercises) of employee stock options not exceeding $250,000; (ii) the Company shall have no obligation to make payments pursuant to this Section 1(e) in excess of $6,000,000 in the aggregate, and (iii) the Company shall have no obligation to make payments under this Section 1(e) which result from proceeds received from Transamerica Business Credit Corporation (as a result of a financing guaranteed by a bond posted by the State of Washington Economic Development Council), provided, and to the extent that, such proceeds are utilized to purchase equipment for the Company or its Subsidiaries.

               (f) EBITDA Required Redemptions

                      (i) For purposes of this provision, the terms set forth below shall have the following meanings:

                             (A) "EBITDA Measurement Date" shall mean each of March 31, 2000, June 30, 2000 and September 30, 2000.

                             (B) "EBITDA Ratio" shall mean the ratio of the Company's EBITDA to the Company's Interest Expense for each of the quarters ended March 31, 2000, June 30, 2000 and September 30,
                                    2000 as follows:

               Quarter Ended                           EBITDA Ratio
               -------------                           ------------
               March 31, 2000                              3:1
               June 30, 2000                               4:1
               September 30, 2000                          5:1

                             (C)    "EBITDA" means with reference to any
                                    Measurement Period, the consolidated
                                    operating income of the Company and its
                                    Subsidiaries, plus the amount of all
                                    depreciation and amortization deducted in determining the amount of such operating income, all as determined on a consolidated basis in accordance with GAAP applied on a basis consistent with the Audited Financial Statements of the Company delivered pursuant to Section 6.16 of the Securities Purchase Agreement.

                             (D)    "Interest Expense" means, for any
                                    Measurement Period, the sum, in accordance with GAAP, of (i) all interest on Debt that is paid or accrued as an expense during such period (including without limitations, imputed interest under Capitalized Lease Obligations (as defined in the Securities Purchase Agreement), plus (ii) all amounts ---- paid, accrued or amortized as an expense during such period in respect of interest rate protection agreements minus,
                                    (iii) all amounts received or accrued as income during such period in respect of interest rate protection agreements.

                             (E) "Measurement Period" means any quarterly period ending on an EBITDA Measurement Date.

                             (F) "Notice of EBITDA Redemption" means the Noteholder's demand for payment by the Company at the Pro Rata Redemption Price of its Pro Rata Redemption Amount as set forth in Exhibit B attached hereto.

                             (G) "Pro Rata Redemption Amount" means the product of (i) a fraction, the numerator of which is the Principal Amount of this Guaranteed Senior Secured Escrow Note and the denominator is the aggregate Principal Amount of all Notes initially Outstanding pursuant to the Securities Purchase Agreement, multiplied by (ii) the Quarterly Redemption Amount

                             (H) "Pro Rata Redemption Price" means the Pro Rata Redemption Amount, plus accrued unpaid interest thereon to the date of redemption.

                             (I)    "Quarterly Redemption Amount" means
                                    $2,500,000 for each of the quarters ended
                                    March 30, 2000, June 30, 2000 and September
                                    30, 2000.

                             (J) "Report Date" shall mean thirty (30) days after an EBITDA Measurement Date.

                             (K)    "Total Redemption Amount" means $7,500,000.

                      (ii) Unless the Company is in compliance with the EBITDA Ratio on each EBITDA Measurement Date, the Noteholder, at its option, may demand, by sending a Notice of EBITDA Redemption, that the Company redeem the Pro Rata Redemption Amount of the Guaranteed Senior Secured Escrow Note at the Pro Rata Redemption Price for each EBITDA Measurement Date on which the Company fails to comply with the applicable EBITDA Ratio. The Noteholder's right to redemption under this Section 1(f) is subject to the following provisions:

                             (A) The Company shall deliver a certificate to the Noteholder not later than each Report Date (the "EBITDA Ratio Certificate"), which sets forth, with reference to the applicable EBITDA Measurement Date: (i) EBITDA and Interest Expense; (ii) the EBITDA Ratio; and
                                    (iii) a statement to the effect that the Company has either satisfied the EBITDA Ratio or has failed to satisfy the EBITDA Ratio for such EBITDA Measurement Date. In the event that the Company has failed to meet or exceed the EBITDA Ratio applicable to such Measurement Date (or, the Company fails to deliver the EBITDA Ratio Certificate to the Noteholder on or prior to the Report Date), the Noteholder shall have the right to demand payment to it of the Pro Rata Redemption Amount at a price equal to the Pro Rata Redemption Price within five
                                    (5) Business Days after a Notice of EBITDA
                                    Redemption is delivered by the Noteholder to the Company.

                             (B)    Notwithstanding the provisions of
                                    1(f)(ii)(A) above, in the event the Company fails to comply with the EBITDA Ratio applicable to an EBITDA Measurement Date, the Noteholder shall be deemed to have waived its right to redemption arising from such failure to comply (the "Waiver of Payment") if both of the following conditions are met: (i) a subsequent quarterly certificate delivered to the Noteholder pursuant to this Section 1(f) or
                                    Section 5.12 of the Securities Purchase
                                    Agreement certifies that the EBITDA Ratio
                                    (or the EBITDA to Interest Ratio) certified thereby meets or exceeds the EBITDA Ratio applicable to the EBITDA Measurement Date giving rise to the Noteholder's right of redemption hereunder; and (y) the Noteholder has not delivered its Notice of EBITDA Redemption to the Company respecting such EBITDA Measurement Date prior to receiving such subsequent certificate.

                      (iii) Any Waiver of Payment with respect to an EBITDA Measurement Date shall not constitute or be construed as a Waiver of Payment with respect to any other EBITDA Measurement Date.

                      (iv) Subject to the provisions of Section 1(f)(ii)(B) above, the Noteholder's rights to demand and receive the Pro Rata Redemption Amount at the Pro Rata Redemption Price under this Section 1(f) are cumulative.

                      (v) The Pro Rata Redemption Price shall be paid by wire transfer of immediately available funds.

                      (vi) Notwithstanding anything herein to the contrary, the Company shall not be required to redeem more than the Total Redemption Amount plus unpaid and accrued interest to the dates of redemption, pursuant to this Section 1(f).

               (g) Optional Prepayment. This Guaranteed Senior Secured Escrow Note may be prepaid utilizing funds from any source, at the option of the Company at any time, in part or in full together with accrued interest through the date of prepayment on the principal amount prepaid, provided that the Company shall give notice to the Noteholder of its intention to prepay (the "Notice to Prepay") the Guaranteed Senior Secured Escrow Note seven (7) calendar days prior to the date of prepayment (the "Prepayment Date") and the Noteholder shall, within three (3) calendar days prior to the Prepayment Date, mail a notice of its election to the Company to accept or decline to accept such prepayment. In the event that the Noteholder shall decline to accept such prepayment or shall elect to accept less than the full amount to be prepaid by the Company (the "Unsubscribed Amount"), the Unsubscribed Amount shall be prepaid pro rata to the remaining holders of the Guaranteed Senior Secured Escrow Notes who have elected to be prepaid. In the event that all holders of outstanding Guaranteed Senior Secured Escrow Notes shall decline to accept the amount to be prepaid by the Company, the Unsubscribed Amount shall be prepaid to all holders of outstanding Guaranteed Senior Secured Escrow Notes pro rata.

        SECTION 2. Payment of Interest.

               (a) Interest Rate. Except as otherwise expressly provided in
Section 6(b), interest shall accrue from the Closing Date at the rate of twelve percent (12%) per annum on the Unpaid Principal Amount, provided, however, that, in the event the Company does not comply with the covenant set forth in Section
5.26 of the Securities Purchase Agreement within the sixty (60) day period set forth therein, interest shall accrue from the expiration of the sixty (60) day period until such covenant has been satisfied, at the Default Interest Rate. All computations of interest shall be made on the basis of a year of three hundred and sixty (360) days for the actual number of days including the first day but excluding the last day for which any interest period is calculated.

               (b) Interest Payment Date. All accrued and unpaid interest shall be payable quarterly in arrears on each Interest Payment Date beginning on November 25, 1998.

               (c) Interest Escrow Security Agreement for Certain Interest Payments. To secure the Company's obligations to make certain interest payments pursuant to this Guaranteed Senior Secured Escrow Note, the Company has executed an interest escrow security agreement as of the date hereof (the "Interest Escrow Security Agreement"), pursuant to which the Company has agreed to deposit funds into and restrict withdrawals from an account for the benefit of the Noteholder and to make additional contributions as described in the Interest Escrow Security Agreement. The Company will make interest payments, and in certain circumstances principal and other payments, in accordance therewith.

        SECTION 3. Covenants.

        The Company hereby agrees that, so long as any amount is owing to the Noteholder, it shall and shall cause its Subsidiaries to perform the covenants set forth in Article V of the Securities Purchase Agreement.

        SECTION 4. Guaranties.

        The performance of the Company's obligations under the Securities Purchase Agreement, this Guaranteed Senior Secured Escrow Note, all Notes issued pursuant to the Securities Purchase Agreement and the Ancillary Agreements (the "Obligations") has been unconditionally guaranteed by the Company's Subsidiaries (the "Guaranties") as set forth in the Guaranty Agreements executed as of the date hereof.

        SECTION 5. Security.

        This Guaranteed Senior Secured Escrow Note and all other Notes issued pursuant to the Securities Purchase Agreement represent Senior Secured Debt of the Company. The performance of the Company's Obligations and the Guaranties relating to the Obligations are secured by certain Collateral as set forth in the Security Documents.

        SECTION 6. Events of Default.

               (a) Definition. For purposes of this Guaranteed Senior Secured Escrow Note, an Event of Default shall have occurred and shall be deemed to have occurred if:

                      (i) the Company shall fail to pay any principal when due in accordance with the terms hereof; or

                      (ii) the Company shall fail to pay any interest or any other amount payable hereunder or under the Securities Purchase Agreement or any of the Ancillary Agreements when due in accordance with their respective terms by a date which is five calendar days after such interest or other amount payable hereunder is due and payable in accordance with the terms hereof; or

                      (iii) any representation or warranty made or deemed made by the Company in the Securities Purchase Agreement, the Ancillary Agreements or any written document furnished in connection with or pursuant to such Agreements shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

                      (iv) the Company shall have failed to comply with the covenant set forth in Section 5.26 of the Securities Purchase Agreement within 180 days from the date hereof or the Company or any Subsidiary shall default in the observance or performance of any other agreement contained in this Guaranteed Senior Secured Escrow Note, the Securities Purchase Agreement or any of the Ancillary Agreements; or

                      (v) the Company or any Subsidiary (whether as primary obligor or as a guarantor or other surety) shall (A) default in any payment of principal of or interest on any Debt (after giving effect to any applicable grace period); or (B) default in the observance or performance of any other agreement or condition relating to any such Debt or any Guarantee Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to give the Holder thereof the right to cause such Debt to become due prior to its stated maturity or such Guarantee Obligation to become payable (whether by the terms of any document evidencing such Debt or Guarantee Obligation, upon the election of any Holder of Debt or beneficiary of any Guarantee Obligation or otherwise); provided, that the aggregate amount of all obligations as to which such payment Default shall occur and be continuing or other event causing or permitting acceleration thereof exceeds $500,000; or

                      (vi) (A) the Company or any Subsidiary shall commence any case, proceeding or other action (1) under any existing or future Law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (2) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its Assets, or the Company shall make a general assignment for the benefit of its creditors; or (B) there shall be commenced against the Company any case, proceeding or other action of a nature referred to in clause (A) above which (1) results in the entry of an order for relief or any such adjudication or appointment or (2) remains undismissed, undischarged or unbonded for a period of sixty (60) days; or (C) there shall be commenced against the Company any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its Assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within sixty (60) days from the entry thereof; or (D) the Company shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (A), (B) or (C) above; or (E) the Company shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

                      (vii) one or more final judgments or decrees shall be entered against the Company or any Subsidiary involving in the aggregate a liability (not paid or fully covered by insurance) of two hundred fifty thousand dollars ($250,000) or more; or

                      (viii) any judgment or decree is entered in any proceedings against the Company or any Subsidiary decreeing a split-up of the Company or such Subsidiary which requires the divestiture of Assets representing more than 33 1/3%, or the divestiture of the stock of a Subsidiary whose Assets represent more than 33 1/3%, of the consolidated Assets of the Company and its Subsidiaries (determined in accordance with GAAP) or which requires the divestiture of Assets, or stock of a Subsidiary, which shall have contributed more than 33 1/3% of the consolidated net income of the Company and its Subsidiaries (determined in accordance with GAAP) during the three fiscal years then most recently ended, and such order, judgment or decree remains unstayed and in effect for more than 120 days; or

                      (ix) the Company or any Community Controlled Entity, in its capacity as an employer under a Multiemployer Plan, makes a complete or partial withdrawal from such Multiemployer Plan resulting in the incurrence by such withdrawing employer of a withdrawal liability in an amount exceeding $500,000; or

                      (x) the Company shall have not consummated on or prior to August 25, 1999 a sale of its Common Stock, whether in a public offering registered under the Securities Act or otherwise, which sale has an aggregate offering price of not less than $40,000,000 and results in aggregate proceeds to the Company (net of selling expenses and underwriter's discount or selling agent's commission) of not less than $35,000,000; or

                      (xi) (A) the Securities Purchase Agreement or any Ancillary Agreement entered into on or after the date hereof shall cease in any material respect, for any reason, to be in full force and effect or the Company or any subsidiary shall assert that any of such Agreements has ceased in any material respect to be in full force and effect, (B) the Liens created by any Security Documents shall cease, in any material respect, for any reason other than a release executed and delivered by each Holder of the Notes, to be enforceable and of the same effect and first priority purported to be created thereby (unless otherwise contemplated thereby), or (C) any breach, default or event of default occurs under any Securities Purchase Agreement or any Ancillary Agreement and the same is not remedied within the applicable period of grace (if any) provided in such Agreement; or

                      (xii) the Company shall fail to prepay the Guaranteed Senior Secured Escrow Note in accordance with the terms of Section 1(d) hereof; or

                      (xiii) the Company shall fail to redeem the Guaranteed Senior Secured Escrow Note in accordance with the terms of Section 1(e) hereof; or

                      (xiv) the Company shall fail to pay any amounts under
        Section 1(f) hereof.

               (b) Consequences of Events of Default.

                      (i) When any Event of Default has occurred and is continuing, the interest rate on this Guaranteed Senior Secured Escrow Note shall increase to the Default

        Interest Rate. Any increase of the interest rate resulting from the operation of this clause shall terminate as of the close of business on the date on which no Events of Default exist (subject to subsequent increases pursuant to this clause), provided, however, that nothing herein shall prevent subsequent increases of the interest rate to the Default Interest Rate upon any subsequent Defaults or Events of Default by the Company.

                      (ii) If an Event of Default of the type described in
        Section 6(a)(vi) has occurred, the aggregate principal amount of this Guaranteed Senior Secured Escrow Note (together with all accrued interest thereon and all other amounts due and payable with respect thereto) shall become immediately due and payable without any action on the part of the Noteholder, and the Company shall immediately pay to the Noteholder all amounts due and payable hereunder.

                      (iii) If any Event of Default has occurred (other than under Section 6(a)(vi)), the Noteholder may declare this Guaranteed Senior Secured Escrow Note to be immediately due and payable and may demand immediate payment of the Unpaid Principal Amount (together with all accrued and unpaid interest and all other amounts due and payable with respect thereto).

                      (iv) If any Event of Default or Default shall occur and be continuing, the Holder of any Guaranteed Senior Secured Escrow Note may proceed to protect and enforce its rights under the Guaranteed Senior Secured Escrow Note and the Securities Purchase Agreement by exercising such remedies as are available to such Holder in respect thereof, under applicable Law, whether for specific performance of any covenant or other agreement contained in this Guaranteed Senior Secured Escrow Note or otherwise; no remedy is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or now or hereafter existing at Law or in equity or by statute or otherwise.

                      (v) If an Event of Default or Default shall occur and be continuing, payments by the Company of amounts due to the Noteholder shall be made in the following order or priority:

                             (A) all accrued unpaid past due interest on the Notes issued pursuant to the Securities Purchase Agreement;

                             (B) all accrued unpaid interest due on the Notes issued pursuant to the Securities Purchase Agreement and the Ancillary Agreements;

                             (C) all accrued unpaid and past due amounts pursuant to the Securities Purchase Agreement and the Ancillary
                                    Agreements;

                             (D) all other accrued unpaid amounts pursuant to the Securities Purchase Agreement and the Ancillary Agreements; and

                             (E)    the principal amount due under the Notes.

               (c) Rescission of Acceleration. At any time after any or all of the Guaranteed Senior Secured Escrow Notes shall have been declared immediately due and payable pursuant to subsection (b), the Required Holders may, by notice in writing to the Company, rescind and annul such declaration and its consequences if (i) the Company shall have paid all overdue interest on the Guaranteed Senior Secured Escrow Notes, the principal of any Guaranteed Senior Secured Escrow Notes which have become due otherwise than by reason of such declaration, and interest on such overdue interest and overdue principal at the rate specified in the Guaranteed Senior Secured Escrow Notes, (ii) the Company shall have paid any amounts which have become due solely by reason of such declaration, (iii) all Events of Default and Defaults, other than non-payment of amounts which have become due solely by reason of such declaration, shall have been cured or waived and (iv) no judgment or decree shall have been entered for the payment of any amounts due pursuant to the Guaranteed Senior Secured Escrow Notes. No such rescission or annulment shall extend to or affect any subsequent Event of Default or Default or impair any right arising therefrom.

               (d) Notice of Acceleration or Rescission. Whenever any Guaranteed Senior Secured Escrow Note shall be declared immediately due and payable pursuant to subsection (b) or any such declaration shall be rescinded and annulled pursuant to subsection (c), the Company shall forthwith give written notice thereof to each Holder of Guaranteed Senior Secured Escrow Notes at the time outstanding.

        SECTION 7. Waiver of Certain Rights. The Company hereby waives diligence, presentment, protest and demand and notice of protest and demand, dishonor and nonpayment of this Guaranteed Senior Secured Escrow Note, and expressly agrees that this Guaranteed Senior Secured Escrow Note, or any payment hereunder, may be extended from time to time and that the Holder hereof may accept security for this Guaranteed Senior Secured Escrow Note or release security for this Guaranteed Senior Secured Escrow Note, all without in any way affecting the liability of the Company hereunder.

        SECTION 8. Transfer of this Guaranteed Senior Secured Escrow Note. Upon surrender for registration of transfer of this Guaranteed Senior Secured Escrow Note at the principal office of the Company, the Company shall execute and deliver one or more new Guaranteed Senior Secured Escrow Notes of like tenor and of like aggregate principal amount, registered in the name of such transferee or transferees and or the Noteholder, as the case may be. At the time this Guaranteed Senior Secured Escrow Note is surrendered for registration of transfer, it shall be duly endorsed, or be accompanied by a written instrument of transfer duly executed, by the Noteholder or such Holder's attorney duly authorized in writing. Any Guaranteed Senior Secured Escrow Note or Guaranteed Senior Secured Escrow Notes issued upon transfer of this Guaranteed Senior Secured Escrow Note shall carry the rights to unpaid interest and the accrual of interest which were carried by this Guaranteed Senior Secured Escrow Note, so that neither gain nor loss of interest shall result from any such transfer. In the event that the Holder shall transfer less than the full amount of the Note, the Company shall execute and deliver a replacement Note of like tenor for the balance of the amount of the Note due to Holder.

In addition, on receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note and, in the case of any such loss, theft or destruction of this Note, and delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company in the case of such mutilation, on delivery and cancellation of this Note, the Company at its expense, will execute and deliver in lieu thereof, a replacement Note of like tenor.

        SECTION 9. Assignment. The rights and obligations of the Company and the Noteholder shall be binding upon and benefit the permitted successors, assigns and transferees of the parties; provided that (i) in no event shall the Company assign its rights hereunder without the prior written consent of the Noteholder,
(ii) the Noteholder may sell, assign, convey, or otherwise transfer this Guaranteed Senior Secured Escrow Note with the consent of the Company, which consent will not be unreasonably withheld, (iii) notwithstanding Section 9(ii), the Noteholder may at all times, without the consent of the Company, sell, assign, convey or otherwise transfer this Guaranteed Senior Secured Escrow Note to an Affiliate of the Noteholder, and (iv) the Noteholder may, at all times, sell, convey or otherwise transfer this Guaranteed Senior Secured Promissory Note to a Qualified Institutional Buyer or an Accredited Investor, without the consent of the Company if, after the proposed transfer, the aggregate unpaid principal amount of all Notes then held by the Noteholder and its Affiliates, exceeds $10,000,000.

        SECTION 10. Amendment and Waiver. Except as otherwise expressly provided herein, the provisions of this Guaranteed Senior Secured Escrow Note may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Required Holders. No failure or delay on the part of the Noteholder in exercising any power or right under this Guaranteed Senior Secured Escrow Note shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right.

        SECTION 11. Definitions. For purposes of this Guaranteed Senior Secured Escrow Note, the following capitalized terms have the following meaning:

        "Accredited Investor" has the meaning set forth in Rule 501 of Regulation D promulgated under the Securities Act.

        "Affiliate" means, with reference to a specified person or entity, any person or entity that directly or indirectly through one or more intermediaries controls or is controlled by or is under common control with the specified person or entity. For purposes of this definition, "control" (including, with correlative meaning, the terms "controlled by" and "under common control with"), as used with respect to any person or entity, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting securities or by contract or otherwise.

        "Business Day" has the meaning specified in Section 1.1 of the Securities Purchase Agreement.

               "Capital Lease Obligation" has the meaning specified in Section
1.1 of the Securities Purchase Agreement.

               "Change in Control" has the meaning specified in Section 1.1 of the Securities Purchase Agreement.

               "Closing Date" is defined in Section 1(a).

               "Code" means the Internal Revenue Code of 1986, as amended, or any successor statute thereto.

               "Common Stock" means the common stock of the Company.

               "Commonly Controlled Entity" means an entity, whether or not incorporated, which is under common control with the Company within the meaning of Section 4001 of ERISA or is part of a group which includes the Company and which is treated as a single employer under Section 414 of the Code.

               "Company" is defined in the preamble.

               "Debt" has the meaning specified in Section 1.1 of the Securities Purchase Agreement.

               "Default" means any of the events specified in Section 6, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

               "Default Interest Rate" means a rate of interest equal to fifteen percent (15%) per annum.

               "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

               "Event of Default" means each of the events described in Section 6; provided, however, that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

               "GAAP" has the meaning specified in Section 1.1 of the Securities Purchase Agreement.

               "Governmental Authority" means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

               "Guarantee Obligation" means as to any Person (the "guaranteeing person"), any obligation of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Debt, leases, dividends or other obligations (the "primary obligations") of any other third Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (x) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (y) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the Company in good faith.

               "Guaranteed Senior Secured Escrow Note" means this 12% Guaranteed Senior Secured Escrow Promissory Note.

               "Interest Payment Dates" mean, for any year, November 25, February 25, May 25 and August 25, beginning with the Interest Payment Date of November 25, 1998.

               "Lien" has the meaning specified in Section 1.1 of the Securities Purchase Agreement.

               "Multiemployer Plan" means a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

               "Net Cash Proceeds" means the cash proceeds of any sale or other disposition of debt or equity securities of the Company (including cash proceeds subsequently received (as and when received) in respect of non-cash consideration initially received and all reserves referred to in clause (ii) below, as and when such reserves are no longer required), minus (i) transaction expenses (including broker's fees or commission, legal fees, accounting fees, investment banking fees and other professional fees, transfer and similar taxes and the Company's good faith estimate of income taxes payable and the actual amount of taxes paid in connection with the receipt of such cash proceeds); and
(ii) amounts provided as a reserve, in accordance with GAAP, including pursuant to any escrow arrangement, against any liabilities under any indemnification obligations associated with such sale or disposition.

               "Noteholder" means the Person defined as such in the first paragraph hereof and its permitted successors, transferees and assigns.

               "Person" means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

               "Principal Amount" is defined in Section 1(a).

               "Principal Payment Date" is defined in the preamble.

        "Qualified Institutional Buyer" means shall have the meaning specified in Rule 144A of the Securities Act.

               "Required Holders" has the meaning specified in Section 1.1 of the Securities Purchase Agreement.

               "Subsidiary" has the meaning specified in Section 1.1 of the Securities Purchase Agreement.

               "Unpaid Principal Amount" means, at any time, the portion of the Principal Amount outstanding at such time.

        SECTION 12. Notices Relating to Patents and Trademarks. The Company agrees that as long as any amount is owing to the Noteholder, it shall promptly give notice to the Noteholder of any application or registration relating to any Material Patent or trademark of the Company becoming abandoned or dedicated, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court or tribunal in any country regarding the Company's ownership of any material patent or trademark or its right to register the same and keep and maintain same). Notice shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence and stating what action the Company proposes to take with respect thereto.

        SECTION 13. Cancellation. After all principal, accrued interest thereon and all other amounts due hereunder at any time owed on this Guaranteed Senior Secured Escrow Note has been paid in full, this Guaranteed Senior Secured Escrow Note shall be surrendered to the Company for cancellation and shall not be reissued.

        SECTION 14. Payment of Expenses and Taxes. The Company hereby agrees (a) to pay or reimburse the Noteholder for all its reasonable and documented costs and expenses incurred in connection with the enforcement or preservation of any rights under this Guaranteed Senior Secured Escrow Note after the occurrence of any Event of Default, including, without limitation, the reasonable and documented fees and disbursements of counsel to the Noteholder and (b) to pay, indemnify, and hold the Noteholder harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Guaranteed Senior Secured Escrow Note.

        SECTION 15. Payments. All payments to be made to the Noteholder shall be made in the lawful money of the United States of America in immediately available funds.

        SECTION 16. Place of Payment. Payments of principal and interest shall be delivered to the Noteholder by wire transfer of immediately available funds to the following account: State Street Bank & Trust, Boston/SPEC WJ 09, ABA #011-000-028, For further credit to: Northstar High Yield Fund, Regarding:
Intracel 12% Guaranteed Senior Secured Promissory Note due August 25, 2003, Taxpayer ID# 04-3042919, or to such other Noteholder at such other address or to the attention of such other person or to such other account as specified by prior written notice to the Company.

        SECTION 17. Severability. Whenever possible, each provision of this Guaranteed Senior Secured Escrow Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranteed Senior Secured Escrow Note is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Guaranteed Senior Secured Escrow Note.

        SECTION 18. Descriptive Headings; Interpretation. The descriptive headings of this Guaranteed Senior Secured Escrow Note are inserted for convenience only and do not constitute a substantive part of this Guaranteed Senior Secured Escrow Note. The use of the word "including" in this Guaranteed Senior Secured Escrow Note shall be by way of example rather than by limitation.

        SECTION 19. Governing Law; Submission to Jurisdiction. This Note shall be construed in accordance with, and governed by, the internal laws of the State of New York as permitted by Section 5-401 of the New York General Obligations Law (or any similar successor provision) without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the State of New York. The Company hereby irrevocably and unconditionally:

                      (i) submits itself and its properties in any legal action or proceeding relating to this Note, the Securities Purchase Agreement and the Ancillary Agreements to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts of any thereof;

                      (ii) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                      (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to it at its address set forth in or delivered pursuant to
        Section 21 or at such other address of which the Holders shall have been notified pursuant thereto;

                      (iv) waives, to the maximum extent not prohibited by Law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 19 any punitive or exemplary damages and any damages which are not proximately caused by or the reasonably foreseeable result of the breach which is the subject of such action or proceeding.

The Company hereby acknowledges that:

                      (v) it has been advised by counsel in the negotiation, execution and delivery of this Note, the Securities Purchase Agreement and the Ancillary Agreements;

                      (vi) the Holders do not have any fiduciary relationship with or duty to the Company arising out of or in connection with this Note, the Securities Purchase Agreement, or the Ancillary Agreements; and

                      (vii) no joint venture or partnership exists between the Holders, , on the one hand, and the Company, on the other hand and the relationship of the Company and the Holders is that of inter alia, debtor and creditor.

        THE COMPANY AND THE HOLDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS NOTE, THE SECURITIES PURCHASE AGREEMENT, THE ANCILLARY AGREEMENTS AND FOR ANY COUNTERCLAIM THEREIN.

        THIS NOTE, THE SECURITIES PURCHASE AGREEMENT AND THE ANCILLARY AGREEMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

        THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.



        SECTION 20. Other Jurisdictions. The Company agrees that the Noteholder shall have the right to proceed against the Company in a court in any location to enable such Holder to enforce a judgment or other court order entered in favor of such holder. The Company waives any objection that it may have to the location of the court in which the Noteholder has commenced a proceeding described in this Section 20.

        SECTION 21. Notices. All notices, requests, demands, waivers and other communication required or permitted to be given under this Guaranteed Senior Secured Escrow Note shall be in writing and shall be deemed to have been duly given if (a) delivered personally, (b) mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or (c) sent by next-day or overnight courier:

        If to the Noteholder:

        Northstar High Yield Fund
        300 First Stamford Place
        Stamford, Connecticut 06902
        Attn: Michael Graves
        Fax Number (203) 862-8601
        Confirm Number (203) 863-6224

        with a copy, which will
        not constitute notice to
        the Noteholder, to:

        Reboul, MacMurray, Hewitt, Maynard & Kristol
        45 Rockefeller Plaza
        New York, New York  10111
        Attn: Karen Wiedemann, Esq.
        Fax Number (212) 841-5725
        Confirm Number (212) 841-5781

        If to the Company:

        Intracel Corporation
        2005 NW Sammamish Road, Suite 107
        Issaquah, Washington  98027
        Attn:  Simon R. McKenzie
        Fax Number:  (425) 392-2992
        Confirm Number:  (425) 557-1894

        with a copy, which will
        not constitute notice to
        the Company, to:

        Morrison & Foerster LLP
        1290 Avenue of the Americas
        New York, New York 10104
        Attn:  Joseph W. Bartlett, Esq.
        Fax No:  (212) 468-7900
        Confirm No.: (212) 468-8240

or at such other address as may be specified in writing to the other parties in accordance with this Section 21.

All such notices, requests, demands, waivers and other communications shall be deemed to have been delivered if by personal delivery or by courier on the date of such delivery and if by certified or registered mail, on the third (3rd) Business Day after the mailing thereof.

        SECTION 22. Business Days. If any payment is due, or any time period for giving notice or taking action expires, on a day which is not a Business Day, the payment shall be due and payable on, and the time period shall automatically be extended to, the next Business Day immediately following such day, and interest shall continue to accrue at the required rate hereunder until any such payment is made.

        SECTION 23. Usury Laws. The Company and each Noteholder intend to comply with applicable usury Laws from time to time in effect. At no time shall the interest rate payable on the Notes exceed the maximum rate of interest, if any, that at any time or from time to time may be contracted for, taken, charged or received on the Notes or on any amount which may be owing to the Holders of the Notes under the Laws applicable to such Holders of Notes and this transaction. In the event that the interest rate payable on the Notes shall exceed the maximum rate of interest allowable under applicable usury Laws, then the rate of interest shall automatically be reduced to the maximum rate permitted by Law.



                                    * * * * *

               IN WITNESS WHEREOF, the Company has executed and delivered this Guaranteed Senior Secured Escrow Note on August 25, 1998.



                                       INTRACEL CORPORATION



                                       By: /s/ SIMON R. MCKENZIE
                                           ----------------------------------
                                           Name: Simon R. McKenzie
                                           Title: Chief Executive Officer

                                                                       Exhibit A

                              NOTICE OF REDEMPTION
Name of Holder
Address of Holder

Gentlemen:

        Pursuant to Section 1(e) of the 12% Guaranteed Senior Secured Escrow Notes (the "Guaranteed Senior Secured Escrow Notes"), Intracel Corporation (the "Company") hereby notifies the Noteholder that the Company has received on _____, 199__ (the "Funding Date"), aggregate Net Cash Proceeds of $__________ from the sale of its debt or equity securities and, in accordance with the mandatory redemption provisions of Section 1(e), the Company shall apply an aggregate of (i) $_________ to pay accrued unpaid past due interest on all outstanding Guaranteed Senior Secured Escrow Notes and accrued unpaid interest on the principal amount of this Note actually redeemed pursuant to Section 1(e), all through the Redemption Date, as defined below, and the balance of (ii) $________ (the "Available Redemption Amount") is hereby offered to reduce the outstanding principal amount of the Guaranteed Senior Secured Escrow Notes in accordance with the elections made in Section 2 below, or subject to provisions of Section 3 below. All payments of principal and interest pursuant to this redemption shall be made by the Company on the Redemption Date by wire transfer in immediately available funds.

        1. Definitions. All capitalized terms used but not defined herein shall have the meanings set forth in the Guaranteed Senior Secured Escrow Notes. For purposes of this notice the following terms shall have the following meanings:

        "Redemption Date" shall mean ________, 199_, which shall not be later than two (2) Business Days after the date set forth in Section 2.

        "Pro Rata Amount" as to any Noteholder shall mean the product of (i) a fraction, the numerator of which is the unpaid principal amount of the Guaranteed Senior Secured Escrow Note held by such Noteholder on the date hereof and the denominator of which is the aggregate unpaid principal amount of all Guaranteed Senior Secured Escrow Notes issued pursuant to the Securities Purchase Agreement and outstanding on the date hereof, multiplied by (ii) the Available Redemption Amount.

        "Proportional Amount" as to any Noteholder shall mean the Pro Rata Amount plus the Unsubscribed Amount.

        "Unsubscribed Amount" as to any Noteholder shall mean the product of (i) a fraction, the numerator of which is the unpaid principal amount of the Guaranteed Senior Secured Escrow Note held by such Noteholder on the date hereof and the denominator of which is the aggregate unpaid principal amount of all Guaranteed Senior Secured Escrow Notes on the date hereof held by Noteholders who have elected Redemption Option (D) set forth in Section 2 below, multiplied by (ii) an amount equal to the aggregate unpaid principal amount of the Guaranteed Senior Secured Escrow Notes held by Noteholders who have elected Redemption Option (B) or (C) set forth in Section 2 below minus the aggregate redemption amount elected to be received by the Noteholders which selected Redemption Option B.

        2. Election of Redemption Option. (a) Please indicate your selection of a redemption option by checking the appropriate box set forth below and signing and returning this Notice of Redemption to the Company no later than 5:00 p.m. on ______, 199__, which date is five (5) Business Days after delivery of this Notice to the Noteholder. If the Company has not received an executed copy of this Notice by such time, the Noteholder shall be deemed to have elected Redemption Option A:

[ ]   Redemption Option A.   The Noteholder hereby elects to receive its Pro
                             Rata Amount, which is equal to $_____________.

[ ]   Redemption Option B.   The Noteholder hereby elects to receive
                             $____________, which amount is less than its Pro
                             Rata Amount.

[ ]   Redemption Option C.   The Noteholder hereby elects to receive no
                             redemption of principal at this time.

[ ]   Redemption Option D.   The Noteholder  hereby elects to receive its
                             Proportional Amount.

               (b) Notwithstanding the provisions of Section 2(a) above, each Noteholder hereby acknowledges and agrees that in the event the aggregate amount to be paid to the Noteholders as a result of the elections under Section 2 is less than the Available Redemption Amount, each holder shall receive an amount equal to its Pro Rata Amount notwithstanding such Noteholders election pursuant to Section 2.

        3. This Notice of Redemption may not be amended or rescinded by the Company without the prior written consent of the Noteholders. Upon receipt of an executed Notice of Redemption from a Noteholder, the Noteholder's election of a redemption option may not be amended or rescinded without the prior written consent of the Company and the other holders of Guaranteed Senior Secured Escrow Notes.

        Please acknowledge your election of a redemption option by checking the appropriate box in Section 2, signing below and returning this notice of redemption to the Company on or before the time specified in Section 2 above.




                                            Intracel Corporation


                                            By:________________________________


Name of Noteholder


By:_________________

                                                                       Exhibit B



                           NOTICE OF EBITDA REDEMPTION

Intracel Corporation
2005 NW Sammamish Road
Suite 107
Issaquah, Washington  98027

Gentlemen:

        Pursuant to Section 5.12 of the Securities Purchase Agreement, Intracel Corporation (the "Company") has advised ____________________ (the "Noteholder"), that it has failed to comply with the EBITDA Ratio set forth in Section 1(f) of the 12% Guaranteed Senior Secured Primary Notes (the "Guaranteed Senior Secured Primary Notes"), for the EBITDA Measurement Period ending on ____________________, or the Company has failed to notify the Noteholder of its EBITDA Ratio for such EBITDA Measurement Period.

        Accordingly, pursuant to Section 1(f) of the Guaranteed Senior Secured Primary Notes, the Noteholder hereby demands that the Company redeem the Pro Rata Redemption Amount of the Guaranteed Senior Secured Primary Note at a price equal to the Pro Rata Redemption Price within five (5) Business Days after this Notice of EBITDA Redemption is delivered to the Company.

Dated:   __________, 199__

                                            [Noteholder]


                                            By:_________________________________
                                               Name:
                                               Title:

                                                                     EXHIBIT B-1





                                    WARRANT

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THAT ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.


                        SERIES A-VI COMMON STOCK WARRANT

Void after                                             Right to purchase 178,354
August 25, 2003                                          shares of Common Stock
                                                        (subject to adjustment)
                                                         of Intracel Corporation

No. A-VI-1

                              INTRACEL CORPORATION

                              Common Stock Warrant

        Intracel Corporation, a Delaware corporation (the "Company"), hereby certifies that, for value received, Northstar High Yield Fund (the "Holder") or its registered assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time before 5:00 P.M. New York time, on August 25, 2003 (the "Expiration Time"), up to one hundred seventy eight thousand three hundred fifty four (178,354) fully paid and nonassessable shares of the Company's Common Stock, $.0001 par value per share, at a purchase price per share equal to the lesser of (i) $10.00, or (ii) in the event that the Company consummates an Initial Public Offering ("IPO") (as hereinafter defined), at any time prior to the Expiration Time, the price per share offered to the public in the IPO less underwriter(s) discounts and commissions (the "IPO Price"); provided that in the event the IPO shall be consummated on or prior to December 31, 1998, the purchase price per share shall be equal to the IPO Price if the IPO Price is more than $10.00 (the "Purchase Price"). The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.

        This warrant (this "Warrant") is issued pursuant to a certain Securities Purchase Agreement, dated as of August 25, 1998, between, among other parties, the Company and the Holder, a copy of which is on file at the principal office of the Company (the "Securities Purchase Agreement"). This Warrant has not been issued as part of any unit. As used herein, all capitalized terms not otherwise defined herein shall have the meanings set forth in the Securities Purchase Agreement.

        This warrant is subject to the rights and obligations set forth in that certain Registration Rights Agreement dated as of August 25, 1998, between, among other parties, the Company and the Holder, a copy of which is on file at the principal office of the Company (the "Registration Rights Agreement.")

        As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

                "Accredited Investor" has the meaning set forth in Rule 501 of Regulation D promulgated under the Securities Act.

                "Affiliate" has the meaning specified in Section 1.1 of the Securities Purchase Agreement.

                "Assets" has the meaning specified in Section 1.1 of the Securities Purchase Agreement.

                "Common Stock" means the Company's common stock, $.0001 par value per share, in existence on the date of this Warrant, or any class or classes (however designated) replacing such Common Stock as a result of any recapitalization, reorganization or other reclassification of the Company's capital stock which affects the holders of Common Stock.

                "Company" includes any corporation which shall succeed to or assume the obligations of the Company hereunder.

                "Extraordinary Transaction" means any consolidation of the Company with or the merger of the Company into any other corporation or entity (other than a merger in which the Company is the continuing entity) or the sale or transfer of all or substantially all of the Assets of the Company to another person or entity.

                "Fair Market Value" has the meaning specified in Section 1.1 of the Securities Purchase Agreement.

                "Fully Diluted Shares" has the meaning specified in Section 1.1 of the Securities Purchase Agreement.

                "Initial Public Offering" means an underwritten public offering pursuant to an effective registration statement on Form S-1 or successor form under the Securities Act covering the offering and sale of Common Stock for the account of the Company with an aggregate purchase price of at least $40,000,000 and aggregate net proceeds to the Company of at least $35,000,000.

                "Qualified Institutional Buyer" means shall have the meaning specified in Rule 144A of the Securities Act.

                "Required Holders" has the meaning specified in Section 1.1 of the Securities Purchase Agreement.

                "Securities Act" means the Securities Act of 1933, or any successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                "Securities and Exchange Commission" or "Commission" refers to the Securities and Exchange Commission or any other Federal agency then administering the Securities Act.

                "Warrant Shares" means the Common Stock issued or issuable upon exercise of this Warrant.

        1.     Restricted Stock.

               1.1 This Warrant and all rights hereunder may not be transferred by the Holder unless (i) the transferee is an Affiliate of the Holder; or (ii) the transferee is a Qualified Institutional Buyer or an Accredited Investor, and, after giving effect to the transfer, the aggregate unpaid principal amount of all Notes then held by the Holder and its Affiliates, exceeds $10,000,000, or
(iii) the Company gives its prior written consent to the transfer, which consent will not be unreasonably withheld.

               1.2 If, at the time of any transfer or exchange pursuant to
Section 1.1 (other than a transfer or exchange not involving a change in the beneficial ownership of this Warrant) of this Warrant or Warrant Shares, such Warrant or Warrant Shares shall not be registered under the Securities Act, the Company may require, as a condition of allowing such transfer or exchange, that the Holder or transferee of such Warrant or Warrant Shares, as the case may be, furnish to the Company an opinion of counsel reasonably acceptable to the Company or a "no action" or similar letter from the Securities and Exchange Commission to the effect that such transfer or exchange may be made without registration under the Securities Act. In the case of such transfer or exchange, and in the case of an exercise of this Warrant if the Warrant Shares to be issued thereupon are not registered pursuant to the Securities Act, the Company may require a written statement that such Warrant or Warrant Shares, as the case may be, are being acquired for investment and not with a view to the distribution thereof (subject, however, to any requirement of Law that the disposition thereof shall at all times be within the control of such Holder or transferee, as the case may be).

               1.3 Certificates evidencing Warrant Shares shall, unless at the time of exercise such Warrant Shares are registered under the Securities Act, bear a legend substantially in the following form:

               "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THAT ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE."

        2.     Exercise of Warrant.

               (a) The Holder may exercise this Warrant in whole or in part (but not as to fractional shares of Common Stock) by delivering this Warrant prior to the Expiration Time, with the form of subscription at the end hereof duly executed by the Holder, to the Company at its principal office.

               (b) The Holder may make payment of the Purchase Price (as such may be adjusted as provided herein) in respect of the exercise of this Warrant as follows:

                      (i) Cash Exercise. By payment to the Company of the Purchase Price in cash or official bank check;

                      (ii) Notes Exercise. By surrender to the Company of any of the Notes issued pursuant to the Securities Purchase Agreement as of the date hereof, with all such Notes or other Obligations of the Company so surrendered being credited against the Purchase Price in an amount equal to the principal amount thereof plus the amount of any accrued unpaid interest thereon to the date of such surrender;

                      (iii) Securities Exercise. By delivery to the Company of any other securities issued by the Company, with such securities being credited against the Purchase Price in an amount equal to the Fair Market Value thereof;

                      (iv) Net Issue Exercise. By an election to receive shares of the Company's Common Stock, without payment of additional cash consideration in an amount equal to the number of shares as to which this Warrant is so exercised, less the number of shares having a Fair Market Value on the date of exercise equal to the aggregate Purchase Price then in effect for the number of shares as to which this Warrant is so exercised;

                      (v) Combined Payment Method. By satisfaction of the Purchase Price for each share being acquired in any combination of the methods described in sections (i) through (iv);

provided that, irrespective of the form of payment, the amount paid therefor must be equal to the aggregate Purchase Price of the Common Stock being purchased pursuant to such exercise.

               (c) The Company represents and warrants that the number of shares of Common Stock issued or issuable upon exercise, of this Warrant constitutes 0.82% of the number of Fully Diluted Shares as of the original date of issuance of this Warrant and that the number of Shares of Common Stock issuable upon exercise of all Series A-VI Warrants issued pursuant to the Securities Purchase Agreement constitutes, in the aggregate, 7.5% of the number of Fully Diluted Shares as of the original date of issuance of this Warrant.

               (d) In the event of the purchase of less than all of the shares of Common Stock purchasable under this Warrant, the Company shall execute and deliver a replacement Warrant of like tenor for the balance of the shares of Common Stock purchasable thereunder.

        3.     Delivery of Stock Certificates on Exercise.

               Certificates for shares of Common Stock purchased under this Warrant shall be issued as soon as practicable after the exercise of this Warrant in accordance with Section 2 hereof, but in no event later than 10 days after the date of delivery to the Company of this Warrant for exercise, without charge to the Holder, including, without limitation, any tax that may be payable in respect thereof, and such certificates shall be issued and registered in the name of, or, subject to Section 1.1, in such names as may be directed by, the Holder; provided, however, that the Company shall not be required to pay any income tax to which the Holder may be subject in connection with the issuance of this Warrant or the shares of Common Stock upon exercise of this Warrant; provided, further, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificate unless or until the person or persons requesting the issuance thereof shall have paid to the Company for payment by it of the amount of such tax or shall have established to the satisfaction of the Company that such taxes have been paid.

        4.     Adjustments to Warrants.

               4.1 Adjustment for Certain Dividends and Distributions. If, at any time or from time to time, the number of shares of Common Stock outstanding is increased (i) by a stock dividend payable in shares of Common Stock or in any other security exchangeable for or convertible into Common Stock or (ii) by a subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, provision shall be made so that the Holder of this Warrant shall receive upon exercise thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Company that it would have received if (A) this Warrant had been exercised into Common Stock on the date of such event and (B) it had thereafter retained such securities and all rights and distributions relating to them.

               4.2 Adjustment for Capital Reorganization, Reclassification, Exchange, or Substitution. If Common Stock is changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise, then and in each such event, the Holder of this Warrant shall have the right thereafter to convert its Warrant Shares into the kind and amount of shares of stock and other securities and Assets receivable upon such reorganization, reclassification, or other change. If, at any time or from time to time, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, following the record date for such combination, the Purchase Price shall appropriately increase and the number of Warrant Shares shall be appropriately decreased.

        5.     Anti-Dilution Adjustment.

               (a) Adjustment for Common Stock Issue. If at any time or from time to time after the date hereof, the Company issues shares of Common Stock for a price per share less than the then applicable Purchase Price per share (other than for Exempt Issuances (as hereinafter defined)) ("Lower Price"), on the date such additional shares are issued, the Purchase Price shall be reduced to such Lower Price. This subsection does not apply to (the "Exempt Issuances")
(i) any of the transactions described in Sections 4.1 and 4.2 and the first paragraph of subsection (b) or the issuance of Common Stock upon the exercise of such rights described therein, (ii) the issuance by the Company or any of its Subsidiaries' of preferred stock issued in lieu of cash dividends on the preferred stock as provided for under the terms of the applicable designations or provisions of the Company's certificate of incorporation on the date hereof,
(iii) upon the exercise of rights under securities issued before the date hereof to convert, exchange or exercise such securities into shares of Common Stock,
(iv) the issuance of shares of Common Stock upon the exercise of rights or warrants issued by the Company prior to the date hereof, or (v) the issuance of shares of Common Stock upon the exercise of options granted, either prior to the date hereof or in the future, to employees and directors of the Company pursuant to employee benefit plans or employee stock option plans available for grants to the Company's executives in general.

               (b) Adjustment for Convertible Securities Issue. If at any time after the date hereof, the Company issues any securities convertible, exchangeable or exercisable into shares of Common Stock for a price per share of Common Stock initially deliverable upon conversion, exchange or exercise of such securities less than the then applicable Purchase Price per share (other than for Exempt Derivatives (as hereinafter defined)) (a "Lower Payment"), on the date of issuance of such securities, the Purchase Price shall be reduced to such Lower Payment.

               This subsection does not apply to (the "Exempt Derivatives") (i) any of the transactions described in Sections 4.1 and 4.2 and the first paragraph of subsection (a) or (ii) the rights, warrants or options described in
Section 5(a)(iv) and (v).

        6. Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on delivery and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a replacement Warrant of like tenor.

        7.     Notices.

                7.1 Notices for Adjustments under Section 4 and Section 5. In the event of:

               (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or Assets, or to receive any other right; or

               (b) any capital reorganization of the Company, any reclassification or recapitalization of the Capital Stock of the Company or the occurrence of any Extraordinary Transaction; or

               (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

               (d) any proposed issue or grant by the Company of any shares of stock of any class or any other securities, or any right or option to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities (other than the issuance of Warrant Shares); or

               (e) any action by the Company pursuant to Section 5(a) or (b);

then, and in each such event, the Company will send to the Holders, a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, Extraordinary Transaction, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other Assets deliverable on such reorganization, reclassification, recapitalization, Extraordinary Transaction, dissolution, liquidation or winding up, and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant the persons or class of persons to whom such proposed issue or grant is to be offered or made, and the consideration to be received by the Company therefor.

        All notices to be given pursuant to subsection (a) of this Section 7.1 shall be sent at least fifteen (15) days prior to the record date of such events described therein, and in any event at least twenty-five (25) days prior to the actual event. All notices to be given pursuant to subsections (b) through (d) of this Section 7.1 shall be sent at least thirty (30) days prior to the record date of such events described therein.

               7.2 Other Notices. (a) In the event of an Initial Public Offering, the Company will send a notice of the initial filing of the registration statement for the Initial Public Offering. Any notice to be given pursuant to this Section 7.2(a) shall be sent on the date of such filing.

               (b) All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered in person, or mailed by certified or registered mail, return receipt requested, or nationwide overnight delivery service (with charges prepaid) as follows:

                      (i) if to the Company or any Subsidiary, at Intracel Corporation, 2005 NW Sammamish Road, Suite 107, Issaquah, Washington 98027, Attn: Chief Executive Officer, with a copy to Joseph W. Bartlett, Esq., Morrison & Foerster LLP, 1290 Avenue of the Americas, New York,
        NY 10104; and

                      (ii) if to the Holders, at their respective addresses set forth on Schedule 2.1 to the Securities Purchase Agreement, with a copy to Karen Weidemann, Esq., Reboul, MacMurry, Hewitt, Maynard & Kristol, 45 Rockefeller Plaza, New York, New York 10111.

or, in any such case, at such other address or addresses as shall have been furnished in writing by such party to the other. Any notice given hereunder shall be deemed given and delivered when delivered in person, or three days after mailing by mail or one day after delivery to an overnight express service for next day delivery, as the case may be.

        8. Consent to Amendments. This Agreement may not be amended or modified and no provisions hereof may be waived, without the written consent of the Company and each Holder. However, this Agreement may be amended, and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if the Company shall obtain the written consent to such amendment, action or omission to act, of the Required Holders, except that, without the prior written consent of one hundred percent (100%) of the Holders, no amendment to this Agreement shall change the Expiration Time of this Warrant, the Purchase Price of this Warrant or the number of shares issuable hereunder or change the percentage specified in the definition of Required Holders or consent to the assignment or transfer by the Company of its rights and obligations under this Agreement or the Ancillary Agreements. Each Holder of the Warrants shall be bound by any consent authorized by this Section 8 whether or not such Warrant shall have been marked to indicate such consent, but any Warrants issued thereafter may bear notation referring to any such consent. Any amendment or waiver of any provision of any Warrant shall be effective only for the purposes and period of time expressly set forth therein and shall not entitle the Company to any other waiver or amendment in similar or other circumstances. No course of dealing between the Company and any Holder of any Warrant, nor any failure to exercise or any delay in exercising on the part of the holder of any Warrant any right, remedy, power or privilege under any Warrant shall or operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under any Warrant preclude any other right, remedy, power or privilege. The rights, remedies, powers and privileges under the Warrants are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law. As used herein and in the Warrants, the term "this Agreement and the Ancillary Agreements" and references thereto shall mean this Agreement and the Ancillary Agreements as they may from time to time be amended or supplemented.

        9. Governing Law; Submission to Jurisdiction. This Warrant shall be construed in accordance with, and governed by, the internal laws of the State of New York as permitted by Section 5-401 of the New York General Obligations Law (or any similar successor provision) without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the State of New York. The Company hereby irrevocably and unconditionally:

             (a) submits itself and its properties in any legal action or proceeding relating to this Agreement and the Ancillary Agreements to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts of any thereof;

             (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

             (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to it at its address set forth in or determined pursuant to Section 7.2 or at such other address of which the Holders shall have been notified pursuant thereto;

             (d) waives, to the maximum extent not prohibited by Law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 9 any punitive or exemplary damages and any damages which are not proximately caused by or the reasonably foreseeable result of the breach which is the subject of such action or proceeding.

        The Company hereby acknowledges that:

             (e) it has been advised by counsel in the negotiation, execution and delivery of this Warrant, the Securities Purchase Agreement and the Ancillary Agreements;

             (f) the Holders do not have any fiduciary relationship with or duty to the Company arising out of or in connection with this Agreement, or the Ancillary Agreements; and

             (g) no joint venture or partnership exists between the Holders, on the one hand, and the Company, on the other hand, and the relationship of the Company and the Holders is that of, inter alia, debtor and creditor.

        THE COMPANY AND THE HOLDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, THE ANCILLARY AGREEMENTS AND FOR ANY COUNTERCLAIM THEREIN.

        THIS AGREEMENT AND THE ANCILLARY AGREEMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

        THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

        10. Stock to be Reserved. The Company will, at all times reserve and keep available out of its authorized Common Stock or its treasury shares solely for the purpose of issue upon the exercise of this Warrant as herein provided, such number of shares of Common Stock as shall then be issuable upon the exercise of this Warrant. The Company covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassesable and free from all taxes, Liens and charges with respect to the issue thereof, and without limiting the generality of the foregoing, the Company covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the effective Purchase Price. The Company will take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable Law, or any requirements of any national securities exchange upon which the Common Stock of the Company may be listed. The Company will not take any action which results in any adjustment of the Purchase Price if the total number of shares of Common Stock issued and issuable after such action upon exercise of this Warrant would exceed the total number of shares of Common Stock then authorized by the Company's Articles of Incorporation. The Company has not granted and will not grant any right of first refusal with respect to shares issuable upon exercise of this Warrant, and there are no preemptive rights associated with such shares.

        11. Issue Tax. The issuance of certificates for shares of Common Stock upon exercise of the Warrants shall be made without charge to the Holder of such Warrant for any issuance tax in respect thereof provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Holder of the Warrant.

        12. Miscellaneous. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant is being executed as an instrument under seal. All nouns and pronouns used herein shall be deemed to refer to the masculine, feminine or neuter, as the identity of the person or persons to whom reference is made herein may require.

        13. Expiration. This Warrant shall expire, and be without further force and effect, at 5:00 P.M., New York time, on August 25, 2003.

                          [see attached signature page]

Dated: August 25, 1998                 INTRACEL CORPORATION


(Corporate Seal)                       By:  /s/ SIMON R. MCKENZIE
                                            ------------------------------------
                                            Simon R. McKenzie, Chief
                                            Executive Officer

                              FORM OF SUBSCRIPTION

                     (To be signed upon exercise of Warrant)


To Intracel Corporation:

        The undersigned, pursuant to the provisions of the Warrant issued by Intracel Corporation on August 25, 1998 and held by the undersigned, hereby subscribes for and purchases at the price per share provided in such Warrant __________ shares of Common Stock issuable upon exercise of such Warrant, and

                      (i) makes cash payment herewith in an amount equal to [___%] of the aggregate purchase price therefor;

                      (ii) surrenders to the Company its Notes due __________ or such other promissory notes or other obligations issued by the Company, in accordance with Section 2(b)(ii) of such Warrant, as payment herewith in an amount equal to [___%] of the aggregate purchase price therefor;

                      (iii) delivers to the Company other securities issued by the Company, in accordance with Section 2(b)(iii) of such Warrant, as payment herewith in an amount equal to [___%} of the aggregate purchase price therefor; and/or

                      (iv) elects Net Issue Exercise as provided in Section 2(b)(iv) of such Warrant as to an amount equal to [___%] of the aggregate purchase price therefor.

                      The combination of (i) through (iv) above shall equal 100% of the purchase price of the shares being issued upon exercise of the Warrant.


Dated:
                                 -----------------------------------------------
                                 (Name must conform in all respects to name of holder as specified on the face of the Warrant)


                                 HOLDER:


                                 By:
                                     -------------------------------------------
                                     Name:
                                     Title:
                                     Address:

                                                                     EXHIBIT B-2


                     AMENDED AND RESTATED SERIES-II WARRANT

   THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN
    REGISTERED UNDER THAT ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.


              AMENDED AND RESTATED SERIES A-II COMMON STOCK WARRANT


Void after                                             Right to purchase 188,020
August 25, 2003                                          shares of Common Stock
                                                        (subject to adjustment )
                                                         of Intracel Corporation
No. A-II-1

                              INTRACEL CORPORATION

                              Common Stock Warrant

        Intracel Corporation, a Delaware corporation (the "Company"), hereby certifies that, for value received, Northstar High Total Return Fund (the "Holder") or its registered assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time before 5:00 P.M. New York time, on August 25, 2003 (the "Expiration Time"), up to One Hundred Eighty-Eight Thousand Twenty (188,020) fully paid and nonassessable shares of the Company's Common Stock, $.0001 par value per share, at a purchase price per share of $7.00 (the "Purchase Price"). The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.

        This Amended and Restated Warrant (this "Warrant") amends, as of August 25, 1998, the warrant issued on December 28, 1995 pursuant to a certain Warrant Agreement dated as of December 28, 1995, between the Company and the Holder, a copy of which is on file at the principal office of the Company. This Warrant has been amended and restated in accordance with the terms of a certain Securities Purchase Agreement, dated as of August 25, 1998, between, among other parties, the Company and the Holder, a copy of which is on file at the principal office of the Company (the "Securities Purchase Agreement"). This Warrant was not issued as part of any unit. As used herein, all capitalized terms not otherwise defined herein shall have the meanings set forth in the Securities Purchase Agreement.

        This warrant is subject to the rights and obligations set forth in that certain Registration Rights Agreement dated as of August 25, 1998, between, among other parties, the Company and the Holder, a copy of which is on file at the principal office of the Company (the "Registration Rights Agreement.")

        As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

        "Accredited Investor" has the meaning set forth in Rule 501 of Regulation D promulgated under the Securities Act.

        "Affiliate" has the meaning specified in Section 1.1 of the Securities Purchase Agreement.

        "Assets" has the meaning specified in Section 1.1 of the Securities Purchase Agreement.

        "Common Stock" means the Company's common stock, $.0001 par value per share, in existence on the date of this Warrant, or any class or classes (however designated) replacing such Common Stock as a result of any recapitalization, reorganization or other reclassification of the Company's capital stock which affects the holders of Common Stock.

        "Company" includes any corporation which shall succeed to or assume the obligations of the Company hereunder.

        "Extraordinary Transaction" means any consolidation of the Company with or the merger of the Company into any other corporation or entity (other than a merger in which the Company is the continuing entity) or the sale or transfer of all or substantially all of the Assets of the Company to another person or entity.

        "Fair Market Value" has the meaning specified in Section 1.1 of the Securities Purchase Agreement.

        "Initial Public Offering" means an underwritten public offering pursuant to an effective registration statement on Form S-1 or successor form under the Securities Act covering the offering and sale of Common Stock for the account of the Company with an aggregate purchase price of at least $40,000,000 and aggregate net proceeds to the Company of at least $35,000,000.

        "Qualified Institutional Buyer" means shall have the meaning specified in Rule 144A of the Securities Act.

        "Required Holders" has the meaning specified in Section 1.1 of the Securities Purchase Agreement.

        "Securities Act" means the Securities Act of 1933, or any successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

        "Securities and Exchange Commission" or "Commission" refers to the Securities and Exchange Commission or any other Federal agency then administering the Securities Act.

        "Warrant Shares" means the Common Stock issued or issuable upon exercise of this Warrant.

        1.     Restricted Stock.

               1.1 This Warrant and all rights hereunder may not be transferred by the Holder unless (i) the transferee is an Affiliate of the Holder; (ii) the transferee is a Qualified Institutional Buyer or an Accredited Investor, and, after giving effect to the transfer, the aggregate unpaid principal amount of all Notes then held by the Holder and its Affiliates, exceeds $10,000,000, or
(iii) the Company gives its prior written consent to the transfer, which consent will not be unreasonably withheld.

               1.2 If, at the time of any transfer or exchange pursuant to
Section 1.1 (other than a transfer or exchange not involving a change in the beneficial ownership of this Warrant) of this Warrant or Warrant Shares, such Warrant or Warrant Shares shall not be registered under the Securities Act, the Company may require, as a condition of allowing such transfer or exchange, that the Holder or transferee of such Warrant or Warrant Shares, as the case may be, furnish to the Company an opinion of counsel reasonably acceptable to the Company or a "no action" or similar letter from the Securities and Exchange Commission to the effect that such transfer or exchange may be made without registration under the Securities Act. In the case of such transfer or exchange, and in the case of an exercise of this Warrant if the Warrant Shares to be issued thereupon are not registered pursuant to the Securities Act, the Company may require a written statement that such Warrant or Warrant Shares, as the case may be, are being acquired for investment and not with a view to the distribution thereof (subject, however, to any requirement of Law that the disposition thereof shall at all times be within the control of such Holder or transferee, as the case may be).

               1.3 Certificates evidencing Warrant Shares shall, unless at the time of exercise such Warrant Shares are registered under the Securities Act, bear a legend substantially in the following form:

               "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THAT ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE."

        2.     Exercise of Warrant.

               (a) The Holder may exercise this Warrant in whole or in part (but not as to fractional shares of Common Stock) by delivering this Warrant prior to the Expiration Time, with the form of subscription at the end hereof duly executed by the Holder, to the Company at its principal office.

               (b) The Holder may make payment of the Purchase Price (as such may be adjusted as provided herein) in respect of the exercise of this Warrant as follows:

                       (i) Cash Exercise. By payment to the Company of the Purchase Price in cash or official bank check;

                      (ii) Notes Exercise. By surrender to the Company of any of the Notes issued pursuant to the Securities Purchase Agreement as of the date hereof, with all such Notes or other Obligations of the Company so surrendered being credited against the Purchase Price in an amount equal to the principal amount thereof plus the amount of any accrued unpaid interest thereon to the date of such surrender;

                      (iii) Securities Exercise. By delivery to the Company of any other securities issued by the Company, with such securities being credited against the Purchase Price in an amount equal to the Fair Market Value thereof;

                      (iv) Net Issue Exercise. By an election to receive shares of the Company's Common Stock, without payment of additional cash consideration in an amount equal to the number of shares as to which this warrant is so exercised, less the number of shares having a Fair Market Value on the date of exercise equal to the aggregate Purchase Price then in effect for the number of shares as to which this Warrant is so exercised;

                      (v) Combined Payment Method. By satisfaction of the Purchase Price for each share being acquired in any combination of the methods described in sections
                             (i) through (iv);

provided that, irrespective of the form of payment, the amount paid therefor must be equal to the aggregate Purchase Price of the Common Stock being purchased pursuant to such exercise.

               (c) In the event of the purchase of less than all of the shares of Common Stock purchasable under this Warrant, the Company shall execute and deliver a replacement Warrant of like tenor for the balance of the shares of Common Stock purchasable thereunder.

        3.     Delivery of Stock Certificates on Exercise.

               Certificates for shares of Common Stock purchased under this Warrant shall be issued as soon as practicable after the exercise of this Warrant in accordance with Section 2 hereof, but in no event later than 10 days after the date of delivery to the Company of this Warrant for exercise, without charge to the Holder, including, without limitation, any tax that may be payable in respect thereof, and such certificates shall be issued and registered in the name of, or, subject to Section 1.1, in such names as may be directed by, the Holder; provided, however, that the Company shall not be required to pay any income tax to which the Holder may be subject in connection with the issuance of this Warrant or the shares of Common Stock upon exercise of this Warrant; provided, further, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificate unless or until the person or persons requesting the issuance thereof shall have paid to the Company for payment by it of the amount of such tax or shall have established to the satisfaction of the Company that such taxes have been paid.

        4.     Adjustments to Warrants.

               4.1 Adjustment for Certain Dividends and Distributions. If, at any time or from time to time, the number of shares of Common Stock outstanding is increased (i) by a stock dividend payable in shares of Common Stock or in any other security exchangeable for or convertible into Common Stock or (ii) by a subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, provision shall be made so that the Holder of this Warrant shall receive upon exercise thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Company that it would have received if (A) this Warrant had been exercised into Common Stock on the date of such event and (B) it had thereafter retained such securities and all rights and distributions relating to them.

               4.2 Adjustment for Capital Reorganization, Reclassification, Exchange, or Substitution. If Common Stock is changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise, then and in each such event, the Holder of this Warrant shall have the right thereafter to convert its Warrant Shares into the kind and amount of shares of stock and other securities and Assets receivable upon such reorganization, reclassification, or other change. If, at any time or from time to time, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, following the record date for such combination, the Purchase Price shall appropriately increase and the number of Warrant Shares shall be appropriately decreased.

        5.     Anti-Dilution Adjustment.

               (a) Adjustment for Common Stock Issue. If at any time or from time to time after the date hereof, the Company issues shares of Common Stock for a price per share less than the then applicable Purchase Price per share (other than for Exempt Issuances (as hereinafter defined)) ("Lower Price"), on the date such additional shares are issued, the Purchase Price shall be reduced to such Lower Price. This subsection does not apply to (the "Exempt Issuances")
(i) any of the transactions described in Sections 4.1 and 4.2 and the first paragraph of subsection (b) or the issuance of Common Stock upon the exercise of such rights described therein, (ii) the issuance by the Company or any of its Subsidiaries of preferred stock issued in lieu of cash dividends on the preferred stock as provided for under the terms of the applicable designations or provisions of the Company's certificate of incorporation on the date hereof, (iii) upon the exercise of rights under securities issued before the date hereof to convert, exchange or exercise such securities into shares of Common Stock, (iv) the issuance of shares of Common Stock upon the exercise of rights or warrants issued by the Company prior to the date hereof, or (v) the issuance of shares of Common Stock upon the exercise of options granted, either prior to the date hereof or in the future, to employees and directors of the Company pursuant to employee benefit plans or employee stock option plans available for grants to the Company's executives in general.

                      (b) Adjustment for Convertible Securities Issue. If at any time after the date hereof, the Company issues any securities convertible, exchangeable or exercisable into shares of Common Stock for a price per share of Common Stock initially deliverable upon conversion, exchange or exercise of such securities less than the then applicable Purchase Price per share (other than for Exempt Derivatives (as hereinafter defined)) (a "Lower Payment"), on the date of issuance of such securities, the Purchase Price shall be reduced to such Lower Payment.

        This subsection does not apply to (the "Exempt Derivatives") (i) any of the transactions described in Sections 4.1 and 4.2 and the first paragraph of subsection (a) or (ii) the rights, warrants or options described in Section 5(a)(iv) and (v).

        6. Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on delivery and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a replacement Warrant of like tenor.

        7. Notices.

                7.1 Notices for Adjustments under Section 4 and Section 5. In the event of:

                      (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or Assets, or to receive any other right; or

                      (b) any capital reorganization of the Company, any reclassification or recapitalization of the Capital Stock of the Company or the occurrence of any Extraordinary Transaction; or

                      (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

                      (d) any proposed issue or grant by the Company of any shares of stock of any class or any other securities, or any right or option to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities (other than the issuance of Warrant Shares); or

                      (e) any action by the Company pursuant to Section 5(a) or
(b); then, and in each such event, the Company will send to the Holders, a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, Extraordinary Transaction, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other Assets deliverable on such reorganization, reclassification, recapitalization, Extraordinary Transaction, dissolution, liquidation or winding up, and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant the persons or class of persons to whom such proposed issue or grant is to be offered or made, and the consideration to be received by the Company therefor.

        All notices to be given pursuant to subsection (a) of this Section 7.1 shall be sent at least fifteen (15) days prior to the record date of such events described therein, and in any event at least twenty-five (25) days prior to the actual event. All notices to be given pursuant to subsections (b) through (d) of this Section 7.1 shall be sent at least thirty (30) days prior to the record date of such events described therein.

               7.2 Other Notices. (a) In the event of an Initial Public Offering, the Company will send a notice of the initial filing of the registration statement for the Initial Public Offering. Any notice to be given pursuant to this Section 7.2(a) shall be sent on the date of such filing.

                      (b) All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered in person, or mailed by certified or registered mail, return receipt requested, or nationwide overnight delivery service (with charges prepaid) as follows:

                      (i) if to the Company or any Subsidiary, at Intracel Corporation, 2005 NW Sammamish Road, Suite 107, Issaquah, Washington 98027, Attn: Chief Executive Officer, Fax Number (425) 392-2992, Confirm Number
                             (425) 557-1894 with a copy to Joseph W. Bartlett, Esq., Morrison & Foerster LLP, 1290 Avenue of the Americas, New York, NY 10104, Fax Number (212) 468-7900, Confirm Number (212) 468-8240; and

                      (ii) if to the Holders, at their respective addresses set forth on Schedule 2.1 to the Securities Purchase Agreement, with a copy to Karen Weidemann, Esq., Reboul, MacMurry, Hewitt, Maynard &

                             Kristol, 45 Rockefeller Plaza, New York, New
                             York 10111, Fax Number (212) 841-5725, Confirm Number (212) 841-5781.

or, in any such case, at such other address or addresses as shall have been furnished in writing by such party to the other. Any notice given hereunder shall be deemed given and delivered when delivered in person, or three days after mailing by mail or one day after delivery to an overnight express service for next day delivery, as the case may be.

        8. Consent to Amendments. This Agreement may not be amended or modified and no provisions hereof may be waived, without the written consent of the Company and each Holder. However, this Agreement may be amended, and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if the Company shall obtain the written consent to such amendment, action or omission to act, of the Required Holders, except that, without the prior written consent of one hundred percent (100%) of the Holders, no amendment to this Agreement shall change the Expiration Time of this Warrant, the Purchase Price of this Warrant or the number of shares issuable hereunder or change the percentage specified in the definition of Required Holders or consent to the assignment or transfer by the Company of its rights and obligations under this Agreement or the Ancillary Agreements. Each Holder of the Warrants shall be bound by any consent authorized by this Section 8 whether or not such Warrant shall have been marked to indicate such consent, but any Warrants issued thereafter may bear notation referring to any such consent. Any amendment or waiver of any provision of any Warrant shall be effective only for the purposes and period of time expressly set forth therein and shall not entitle the Company to any other waiver or amendment in similar or other circumstances. No course of dealing between the Company and any Holder of any Warrant, nor any failure to exercise or any delay in exercising on the part of the holder of any Warrant any right, remedy, power or privilege under any Warrant shall or operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under any Warrant preclude any other right, remedy, power or privilege. The rights, remedies, powers and privileges under the Warrants are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law. As used herein and in the Warrants, the term "this Agreement and the Ancillary Agreements" and references thereto shall mean this Agreement and the Ancillary Agreements as they may from time to time be amended or supplemented.

        9. Governing Law; Submission to Jurisdiction. This Warrant shall be construed in accordance with, and governed by, the internal laws of the State of New York as permitted by Section 5-401 of the New York General Obligations Law (or any similar successor provision) without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the State of New York. The Company hereby irrevocably and unconditionally:

               (a) submits itself and its properties in any legal action or proceeding relating to this Agreement and the Ancillary Agreements to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the general jurisdiction of the Courts of the

State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts of any thereof;

                (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to it at its address set forth in or determined pursuant to
        Section 7.2 or at such other address of which the Holders shall have been notified pursuant thereto;

                (d) waives, to the maximum extent not prohibited by Law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 9 any punitive or exemplary damages and any damages which are not proximately caused by or the reasonably foreseeable result of the breach which is the subject of such action or proceeding.

        The Company hereby acknowledges that:

                (e) it has been advised by counsel in the negotiation, execution and delivery of this Warrant, the Securities Purchase Agreement and the Ancillary Agreements;

                (f) the Holders do not have any fiduciary relationship with or duty to the Company arising out of or in connection with this Agreement, or the Ancillary Agreements; and

                (g) no joint venture or partnership exists between the Holders, on the one hand, and the Company, on the other hand, and the relationship of the Company and the Holders is that of, inter alia, debtor and creditor.

        THE COMPANY AND THE HOLDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, THE ANCILLARY AGREEMENTS AND FOR ANY COUNTERCLAIM THEREIN.

        THIS AGREEMENT AND THE ANCILLARY AGREEMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

        THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

        10. Stock to be Reserved. The Company will, at all times reserve and keep available out of its authorized Common Stock or its treasury shares solely for the purpose of issue upon the exercise of this Warrant as herein provided, such number of shares of Common Stock as shall then be issuable upon the exercise of this Warrant. The Company covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, Liens and charges with respect to the issue thereof, and without limiting the generality of the foregoing, the Company covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the effective Purchase Price. The Company will take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable Law, or any requirements of any national securities exchange upon which the Common Stock of the Company may be listed. The Company will not take any action which results in any adjustment of the Purchase Price if the total number of shares of Common Stock issued and issuable after such action upon exercise of this Warrant would exceed the total number of shares of Common Stock then authorized by the Company's Articles of Incorporation. The Company has not granted and will not grant any right of first refusal with respect to shares issuable upon exercise of this Warrant, and there are no preemptive rights associated with such shares.

        11. Issue Tax. The issuance of certificates for shares of Common Stock upon exercise of the Warrants shall be made without charge to the Holder of such Warrant for any issuance tax in respect thereof provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Holder of the Warrant.

        12. Miscellaneous. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant is being executed as an instrument under seal. All nouns and pronouns used herein shall be deemed to refer to the masculine, feminine or neuter, as the identity of the person or persons to whom reference is made herein may require.

        13. Expiration. This Warrant shall expire, and be without further force and effect, at 5:00 P.M., New York time, on August 25, 2003.


                          [see attached signature page]

Dated: August 25, 1998                  INTRACEL CORPORATION


(Corporate Seal)                        By:  /s/ SIMON R. McKENZIE
                                             -----------------------------------
                                             Simon R. McKenzie, President and
                                             Chief Executive Officer
c

                              FORM OF SUBSCRIPTION

                     (To be signed upon exercise of Warrant)


To Intracel Corporation:

        The undersigned, pursuant to the provisions of the Warrant issued by Intracel Corporation and amended on August 25, 1998 and held by the undersigned, hereby subscribes for and purchases at the price per share provided in such Warrant __________ shares of Common Stock issuable upon exercise of such Warrant, and

                      (i) makes cash payment herewith in an amount equal to [___%] of the aggregate purchase price therefor;

                      (ii) surrenders to the Company its Notes due __________ or such other promissory notes or other obligations issued by the Company, in accordance with Section 2(b)(ii) of such Warrant, as payment herewith in an amount equal to [___%] of the aggregate purchase price therefor;

                      (iii) delivers to the Company other securities issued by the Company, in accordance with Section 2(b)(iii) of such Warrant, as payment herewith in an amount equal to [___%] of the aggregate purchase price therefor; and/or

                      (iv) elects Net Issue Exercise as provided in Section 2(b)(iv) of such Warrant as to an amount equal to [___%] of the aggregate purchase price therefor.

                      The combination of (i) through (iv) above shall equal 100% of the purchase price of the shares being issued upon exercise of the Warrant.

Dated:
                             -----------------------------------------------
                             (Name must conform in all respects to name of holder as specified on the face of the Warrant)


                             HOLDER:

                             By:
                                 -------------------------------------------
                                   Name:
                                   Title:
                                   Address:

                                                                     EXHIBIT B-3




                     AMENDED AND RESTATED SERIES-III WARRANT

   THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN
    REGISTERED UNDER THAT ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.


             AMENDED AND RESTATED SERIES A-III COMMON STOCK WARRANT


Void after                                             Right to purchase 190,888
August  25, 2003                                         shares of Common Stock
                                                        (subject to adjustment)
                                                         of Intracel Corporation
No. A-III-1

                              INTRACEL CORPORATION

                              Common Stock Warrant

        Intracel Corporation, a Delaware corporation (the "Company"), hereby certifies that, for value received, Northstar High Total Return Fund II (the "Holder") or its registered assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time before 5:00 P.M. New York time, on August 25, 2003 (or such earlier date as provided in Section 7 hereof) (the "Expiration Time"),up to One Hundred Ninety Thousand Eight Hundred Eighty Eight(190,888) fully paid and nonassessable shares of the Company's Common Stock, $.0001 par value per share, at a purchase price per share of $7.00 (the "Purchase Price"). The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.

        This Amended and Restated Warrant (this "Warrant") amends, as of August 25, 1998 the warrant issued on June 11, 1996 pursuant to a Note and Warrant Purchase Agreement dated as of June 11, 1996, a copy of which is on file at the principal office of the Company. This Warrant has been amended and restated in accordance with the terms of a certain Securities Purchase Agreement, dated as of August 25, 1998, between, among other parties, the Company and the Holder, a copy of which is on file at the principal office of the Company (the "Securities Purchase Agreement"). This Warrant was not issued as part of any unit. As used herein, all capitalized terms not otherwise defined herein shall have the meanings set forth in the Securities Purchase Agreement.

        This warrant is subject to the rights and obligations set forth in that certain Registration Rights Agreement dated as of August 25, 1998, between, among other parties, the Company and the Holder, a copy of which is on file at the principal office of the Company (the "Registration Rights Agreement.")

        As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

                "Accredited Investor" has the meaning set forth in Rule 501 of Regulation D promulgated under the Securities Act.

                "Affiliate" has the meaning specified in Section 1.1 of the Securities Purchase Agreement.

                "Assets" has the meaning specified in Section 1.1 of the Securities Purchase Agreement.

                "Common Stock" means the Company's common stock, $.0001 par value per share, in existence on the date of this Warrant, or any class or classes (however designated) replacing such Common Stock as a result of any recapitalization, reorganization or other reclassification of the Company's capital stock which affects the holders of Common Stock.

                "Company" includes any corporation which shall succeed to or assume the obligations of the Company hereunder.

                "Extraordinary Transaction" means any consolidation of the Company with or the merger of the Company into any other corporation or entity (other than a merger in which the Company is the continuing entity) or the sale or transfer of all or substantially all of the Assets of the Company to another person or entity.

                "Fair Market Value" has the meaning specified in Section 1.1 of the Securities Purchase Agreement.

                "Initial Public Offering" means an underwritten public offering pursuant to an effective registration statement on Form S-1 or successor form under the Securities Act covering the offering and sale of Common Stock for the account of the Company with an aggregate purchase price of at least $40,000,000 and aggregate net proceeds to the Company of at least $35,000,000.

                "Qualified Institutional Buyer" means shall have the meaning specified in Rule 144A of the Securities Act.

                "Required Holders" has the meaning specified in Section 1.1 of the Securities Purchase Agreement.

                "Securities Act" means the Securities Act of 1933, or any successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                "Securities and Exchange Commission" or "Commission" refers to the Securities and Exchange Commission or any other Federal agency then administering the Securities Act.

                "Warrant Shares" means the Common Stock issued or issuable upon exercise of this Warrant.

        1.    Restricted Stock.

               1.1 This Warrant and all rights hereunder may not be transferred by the Holder unless (i) the transferee is an Affiliate of the Holder; or (ii) the transferee is a Qualified Institutional Buyer or an Accredited Investor, and, after giving effect to the transfer, the aggregate unpaid principal amount of all Notes then held by the Holder and its Affiliates, exceeds $10,000,000, or
(iii) the Company gives its prior written consent to the transfer, which consent will not be unreasonably withheld.

               1.2 If, at the time of any transfer or exchange pursuant to
Section 1.1 (other than a transfer or exchange not involving a change in the beneficial ownership of this Warrant) of this Warrant or Warrant Shares, such Warrant or Warrant Shares shall not be registered under the Securities Act, the Company may require, as a condition of allowing such transfer or exchange, that the Holder or transferee of such Warrant or Warrant Shares, as the case may be, furnish to the Company an opinion of counsel reasonably acceptable to the Company or a "no action" or similar letter from the Securities and Exchange Commission to the effect that such transfer or exchange may be made without registration under the Securities Act. In the case of such transfer or exchange, and in the case of an exercise of this Warrant if the Warrant Shares to be issued thereupon are not registered pursuant to the Securities Act, the Company may require a written statement that such Warrant or Warrant Shares, as the case may be, are being acquired for investment and not with a view to the distribution thereof (subject, however, to any requirement of law that the disposition thereof shall at all times be within the control of such Holder or transferee, as the case may be).

               1.3 Certificates evidencing Warrant Shares shall, unless at the time of exercise such Warrant Shares are registered under the Securities Act, bear a legend substantially in the following form:

               "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THAT ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE."

        2.    Exercise of Warrant.

               (a) The Holder may exercise this Warrant in whole or in part (but not as to fractional shares of Common Stock) by delivering this Warrant prior to the Expiration Time, with the form of subscription at the end hereof duly executed by the Holder, to the Company at its principal office.

               (b) The Holder may make payment of the Purchase Price (as such may be adjusted as provided herein) in respect of the exercise of this Warrant as follows:

                      (i) Cash Exercise. By payment to the Company of the Purchase Price in cash or official bank check;

                      (ii) Notes Exercise. By surrender to the Company of any of the Notes issued pursuant to the Securities Purchase Agreement as of the date hereof, with all such Notes or other Obligations of the Company so surrendered being credited against the Purchase Price in an amount equal to the principal amount thereof plus the amount of any accrued unpaid interest thereon to the date of such surrender;

                      (iii) Securities Exercise. By delivery to the Company of any other securities issued by the Company, with such securities being credited against the Purchase Price in an amount equal to the Fair Market Value thereof;

                      (iv) Net Issue Exercise. By an election to receive shares of the Company's Common Stock, without payment of additional cash consideration in an amount equal to the number of shares as to which this Warrant is so exercised, less the number of shares having a Fair Market Value on the date of exercise equal to the aggregate Purchase Price then in effect for the number of shares as to which this Warrant is so exercised;

                      (v) Combined Payment Method. By satisfaction of the Purchase Price for each share being acquired in any combination of the methods described in sections
                             (i) through (iv);

provided that, irrespective of the form of payment, the amount paid therefor must be equal to the aggregate Purchase Price of the Common Stock being purchased pursuant to such exercise.

               (c) In the event of the purchase of less than all of the shares of Common Stock purchasable under this Warrant, the Company shall execute and deliver a replacement Warrant of like tenor for the balance of the shares of Common Stock purchasable thereunder.

        3. Delivery of Stock Certificates on Exercise.

               Certificates for shares of Common Stock purchased under this Warrant shall be issued as soon as practicable after the exercise of this Warrant in accordance with Section 2 hereof, but in no event later than 10 days after the date of delivery to the Company of this

Warrant for exercise, without charge to the Holder, including, without limitation, any tax that may be payable in respect thereof, and such certificates shall be issued and registered in the name of, or, subject to
Section 1.1, in such names as may be directed by, the Holder; provided, however, that the Company shall not be required to pay any income tax to which the Holder may be subject in connection with the issuance of this Warrant or the shares of Common Stock upon exercise of this Warrant; provided, further, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificate unless or until the person or persons requesting the issuance thereof shall have paid to the Company for payment by it of the amount of such tax or shall have established to the satisfaction of the Company that such taxes have been paid.

        4.    Adjustments to Warrants.

               4.1 Adjustment for Certain Dividends and Distributions. If, at any time or from time to time, the number of shares of Common Stock outstanding is increased (i) by a stock dividend payable in shares of Common Stock or in any other security exchangeable for or convertible into Common Stock or (ii) by a subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, provision shall be made so that the Holder of this Warrant shall receive upon exercise thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Company that it would have received if (A) this Warrant had been exercised into Common Stock on the date of such event and (B) it had thereafter retained such securities and all rights and distributions relating to them.

               4.2 Adjustment for Capital Reorganization, Reclassification, Exchange, or Substitution. If Common Stock is changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise, then and in each such event, the Holder of this Warrant shall have the right thereafter to convert its Warrant Shares into the kind and amount of shares of stock and other securities and Assets receivable upon such reorganization, reclassification, or other change. If, at any time or from time to time, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, following the record date for such combination, the Purchase Price shall appropriately increase and the number of Warrant Shares shall be appropriately decreased.

        5.    Anti-Dilution Adjustment.

               (a) Adjustment for Common Stock Issue. If at any time or from time to time after the date hereof, the Company issues shares of Common Stock for a price per share less than the then applicable Purchase Price per share (other than for Exempt Issuances (as hereinafter defined)) ("Lower Price"), on the date such additional shares are issued, the Purchase Price shall be reduced to such Lower Price. This subsection does not apply to (the "Exempt Issuances")
(i) any of the transactions described in Sections 4.1 and 4.2 and the first paragraph of subsection (b) or the issuance of Common Stock upon the exercise of such rights described therein, (ii) the issuance by the Company's or any of its Subsidiaries' of preferred stock issued in lieu of cash dividends on the preferred stock as provided for under the terms of the applicable designations or provisions of the Company's certificate of incorporation on the date hereof,
(iii) upon the exercise of rights under securities issued before the date hereof to convert, exchange or exercise such securities into shares of Common Stock,
(iv) the issuance of shares of Common Stock upon the exercise of rights or warrants issued by the Company prior to the date hereof, or (v) the issuance of shares of Common Stock upon the exercise of options granted, either prior to the date hereof or in the future, to employees and directors of the Company pursuant to employee benefit plans or employee stock option plans available for grants to the Company's executives in general.

                      (b) Adjustment for Convertible Securities Issue. If at any time after the date hereof, the Company issues any securities convertible, exchangeable or exercisable into shares of Common Stock for a price per share of Common Stock initially deliverable upon conversion, exchange or exercise of such securities less than the then applicable Purchase Price per share (other than for Exempt Derivatives (as hereinafter defined)) (a "Lower Payment"), on the date of issuance of such securities, the Purchase Price shall be reduced to such Lower Payment.

                This subsection does not apply to (the "Exempt Derivatives") to
(i) any of the transactions described in Sections 4.1 and 4.2 and the first paragraph of subsection (a) or (ii) the rights, warrants or options described in
Section 5(a)(iv) and (v).

        6. Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on delivery and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a replacement Warrant of like tenor.

        7. Accelerated Expiration of Warrants. Notwithstanding anything in this Warrant to the contrary, this Warrant and the terms and provisions hereunder shall immediately expire without further action by the Company or the Holder (a) upon the closing of an underwritten public offering pursuant to an effective registration statement on Form S-1 or successor form under the Securities Act covering the offering and sale of Common Stock for the account of the Company at a per share price of at least $9.00 (as currently configured) in which the aggregate proceeds (net of offering expenses and underwriters' discounts or commissions) received by the Company equals or exceeds $10,000,000 (an "Initial Public Offering") (provided that the Company shall have given notice of the initial filing of such registration statement promptly after the date of such filing); or (b) on the day prior to the effective date of any Extraordinary Transaction.

        8.    Notices.

               8.1 Notices for Adjustments under Section 4 and Section 5. In the event of:

                      (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or Assets, or to receive any other right; or

                      (b) any capital reorganization of the Company, any reclassification or recapitalization of the Capital Stock of the Company or the occurrence of any Extraordinary Transaction; or

                      (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

                      (d) any proposed issue or grant by the Company of any shares of stock of any class or any other securities, or any right or option to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities (other than the issuance of Warrant Shares); or

                      (e) any action by the Company pursuant to Section 5(a) or
(b); then, and in each such event, the Company will send to the Holders a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, Extraordinary Transaction, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other Assets deliverable on such reorganization, reclassification, recapitalization, Extraordinary Transaction, dissolution, liquidation or winding up, and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant the persons or class of persons to whom such proposed issue or grant is to be offered or made, and the consideration to be received by the Company therefor.

        All notices to be given pursuant to subsection (a) of this Section 8.1 shall be sent at least fifteen (15) days prior to the record date of such events described therein, and in any event at least twenty-five (25) days prior to the actual event. All notices to be given pursuant to subsections (b) through (d) of this Section 8.1 shall be sent at least thirty (30) days prior to the record date of such events described therein.

               8.2   Other Notices.

               (a) In the event of an Initial Public Offering, the Company will send a notice of the initial filing of the registration statement for the Initial Public Offering. Any notice to be given pursuant to this Section 8.2(a) shall be sent the date of such filing.

               (b) All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered in person, or mailed by certified or registered mail, return receipt requested, or nationwide overnight delivery service (with charges prepaid) as follows:

                      (i) if to the Company or any Subsidiary, at Intracel Corporation, 2005 NW Sammamish Road, Suite 107, Issaquah, Washington 98027, Attn: Chief Executive Officer, Fax Number (425) 392-2992, Confirm Number
                             (425) 557-1894, with a copy to Joseph W. Bartlett, Esq., Morrison & Foerster LLP, 1290 Avenue of the Americas, New York, NY 10104, Fax Number (212) 468-7900, Confirm Number (212) 468-8240; and

                      (ii) if to the Holders, at their respective addresses set forth on Schedule 2.1 to the Securities Purchase Agreement, with a copy to Karen Weidemann, Esq., Reboul, MacMurry, Hewitt, Maynard & Kristol, 45 Rockefeller Plaza, New York, New York 10111, Fax Number (212) 841-5725, Confirm Number (212) 841-5781.

or, in any such case, at such other address or addresses as shall have been furnished in writing by such party to the other. Any notice given hereunder shall be deemed given and delivered when delivered in person, or three days after mailing by mail or one day after delivery to an overnight express service for next day delivery, as the case may be.

        9. Consent to Amendments. This Agreement may not be amended or modified and no provisions hereof may be waived, without the written consent of the Company, each Subsidiary and each Holder. However, this Agreement may be amended, and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if the Company shall obtain the written consent to such amendment, action or omission to act, of the Required Holders, except that, without the prior written consent of one hundred percent (100%) of the Holders, no amendment to this Agreement shall change the Expiration Time of this Warrant, the Purchaes Price of this Warrant or the number of shares issuable hereunder or change the percentage specified in the definition of Required Holders or consent to the assignment or transfer by the Company or any of its Subsidiaries of their respective rights and obligations under this Agreement or the Ancillary Agreements. Each Holder of the Warrants shall be bound by any consent authorized by this Section 9 whether or not such Warrant shall have been marked to indicate such consent, but any Warrants issued thereafter may bear notation referring to any such consent. Any amendment or waiver of any provision of any Warrant shall be effective only for the purposes and period of time expressly set forth therein and shall not entitle the Company to any other waiver or amendment in similar or other circumstances. No course of dealing between the Company and any Holder of any Warrant, nor any failure to exercise or any delay in exercising on the part of the holder of any Warrant any right, remedy, power or privilege under any Warrant shall or operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under any Warrant preclude any other right, remedy, power or privilege. The rights, remedies, powers and privileges under the Warrants are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law. As used herein and in the Warrants, the term "this Agreement and the Ancillary Agreements" and references thereto shall mean this Agreement and the Ancillary Agreements as they may from time to time be amended or supplemented.

        10. Governing Law; Submission to Jurisdiction. This Warrant shall be construed in accordance with, and governed by, the internal laws of the State of New York as permitted by Section 5-401 of the New York General Obligations Law (or any similar successor provision) without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the State of New York. The Company hereby irrevocably and unconditionally:

               (a) submits itself and its properties in any legal action or proceeding relating to this Agreement and the Ancillary Agreements to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts of any thereof;

             (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

             (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to it at its address set forth in or determined pursuant to Section 8.2 or at such other address of which the Holders shall have been notified pursuant thereto;

             (d) waives, to the maximum extent not prohibited by Law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 10 any punitive or exemplary damages and any damages which are not proximately caused by or the reasonably foreseeable result of the breach which is the subject of such action or proceeding.

        The Company hereby acknowledges that:

             (e) it has been advised by counsel in the negotiation, execution and delivery of this Warrant, the Securities Purchase Agreement and the Ancillary Agreements;

             (f) the Holders do not have any fiduciary relationship with or duty to the Company arising out of or in connection with this Agreement, or the Ancillary Agreements; and

             (g) no joint venture or partnership exists between the Holders, on the one hand, and the Company, on the other hand, and the relationship of the Company and the Holders is that of, inter alia, debtor and creditor.

        THE COMPANY AND THE HOLDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, THE ANCILLARY AGREEMENTS AND FOR ANY COUNTERCLAIM THEREIN.

        THIS AGREEMENT AND THE ANCILLARY AGREEMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

        THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

        11. Stock to be Reserved. The Company will, at all times reserve and keep available out of its authorized Common Stock or its treasury shares solely for the purpose of issue upon the exercise of this Warrant as herein provided, such number of shares of Common Stock as shall then be issuable upon the exercise of this Warrant. The Company covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassesable and free from all taxes, Liens and charges with respect to the issue thereof, and without limiting the generality of the foregoing, the Company covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the effective Purchase Price. The Company will take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable Law, or any requirements of any national securities exchange upon which the Common Stock of the Company may be listed. The Company will not take any action which results in any adjustment of the Purchase Price if the total number of shares of Common Stock issued and issuable after such action upon exercise of this Warrant would exceed the total number of shares of Common Stock then authorized by the Company's Articles of Incorporation. The Company has not granted and will not grant any right of first refusal with respect to shares issuable upon exercise of this Warrant, and there are no preemptive rights associated with such shares.

        12. Issue Tax. The issuance of certificates for shares of Common Stock upon exercise of the Warrants shall be made without charge to the Holder of such Warrant for any issuance tax in respect thereof provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Holder of the Warrant.

        13. Miscellaneous. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant is being executed as an instrument under seal. All nouns and pronouns used herein shall be deemed to refer to the masculine, feminine or neuter, as the identity of the person or persons to whom reference is made herein may require.

        14. Expiration. This Warrant shall expire, and be without further force and effect, at 5:00 P.M., New York time, on August 25, 2003.


                          [see attached signature page]

Date: August 25, 1998                  INTRACEL CORPORATION


(Corporate Seal)                       By:  /s/ SIMON R. McKENZIE
                                            ------------------------------------
                                            Simon R. McKenzie, President and
                                            Chief Executive Officer

                              FORM OF SUBSCRIPTION

                     (To be signed upon exercise of Warrant)


To Intracel Corporation:

        The undersigned, pursuant to the provisions of the Warrant issued by Intracel Corporation and amended on August 25, 1998 and held by the undersigned, hereby subscribes for and purchases at the price per share provided in such Warrant __________ shares of Common Stock issuable upon exercise of such Warrant, and

                      (i) makes cash payment herewith in an amount equal to [__%] of the aggregate purchase price therefor;

                      (ii) surrenders to the Company its Notes due __________ or such other promissory notes or other obligations issued by the Company, in accordance with Section 2(b)(ii) of such Warrant, as payment herewith in an amount equal to [__%] of the aggregate purchase price therefor;

                      (iii) delivers to the Company other securities issued by the Company, in accordance with Section 2(b)(iii) of such Warrant, as payment herewith in an amount equal to [__%] of the aggregate purchase price therefor; and/or

                      (iv) elects Net Issue Exercise as provided in Section 2(b)(iv) of such Warrant as to an amount equal to [__%] of the aggregate purchase price therefor.

                      The combination of (i) through (iv) above shall equal 100% of the purchase price of the shares being issued upon exercise of the Warrant.

Dated:
                             -----------------------------------------------
                             (Name must conform in all respects to name of holder as specified on the face of the Warrant)


                             HOLDER:

                             By:
                                 -------------------------------------------
                                   Name:
                                   Title:
                                   Address:

                                                                     EXHIBIT B-4


                     AMENDED AND RESTATED SERIES III WARRANT

   THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN
    REGISTERED UNDER THAT ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.


             AMENDED AND RESTATED SERIES A-III COMMON STOCK WARRANT


Void after                                              Right to purchase 47,722
August  25, 2003                                         shares of Common Stock
                                                        (subject to adjustment)
                                                         of Intracel Corporation
No. A-III-2

                              INTRACEL CORPORATION

                              Common Stock Warrant

        Intracel Corporation, a Delaware corporation (the "Company"), hereby certifies that, for value received, Northstar High Yield Fund (the "Holder") or its registered assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time before 5:00 P.M. New York time, on August 25, 2003 (or such earlier date as provided in Section 7 hereof) (the "Expiration Time"),up to Forty Seven Thousand Seven Hundred Twenty-Two (47,722) fully paid and nonassessable shares of the Company's Common Stock, $.0001 par value per share, at a purchase price per share of $7.00 (the "Purchase Price"). The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.

        This Amended and Restated Warrant (this "Warrant") amends, as of August 25, 1998 the warrant issued on June 11, 1996 pursuant to a Note and Warrant Purchase Agreement dated as of June 11, 1996, a copy of which is on file at the principal office of the Company. This Warrant has been amended and restated in accordance with the terms of a certain Securities Purchase Agreement, dated as of August 25, 1998, between, among other parties, the Company and the Holder, a copy of which is on file at the principal office of the Company (the "Securities Purchase Agreement"). This Warrant was not issued as part of any unit. As used herein, all capitalized terms not otherwise defined herein shall have the meanings set forth in the Securities Purchase Agreement.

        This warrant is subject to the rights and obligations set forth in that certain Registration Rights Agreement dated as of August 25, 1998, between, among other parties, the Company and the Holder, a copy of which is on file at the principal office of the Company (the "Registration Rights Agreement.")

        As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

                "Accredited Investor" has the meaning set forth in Rule 501 of Regulation D promulgated under the Securities Act.

                "Affiliate" has the meaning specified in Section 1.1 of the Securities Purchase Agreement.

                "Assets" has the meaning specified in Section 1.1 of the Securities Purchase Agreement.

                "Common Stock" means the Company's common stock, $.0001 par value per share, in existence on the date of this Warrant, or any class or classes (however designated) replacing such Common Stock as a result of any recapitalization, reorganization or other reclassification of the Company's capital stock which affects the holders of Common Stock.

                "Company" includes any corporation which shall succeed to or assume the obligations of the Company hereunder.

                "Extraordinary Transaction" means any consolidation of the Company with or the merger of the Company into any other corporation or entity (other than a merger in which the Company is the continuing entity) or the sale or transfer of all or substantially all of the Assets of the Company to another person or entity.

                "Fair Market Value" has the meaning specified in Section 1.1 of the Securities Purchase Agreement.

                "Initial Public Offering" means an underwritten public offering pursuant to an effective registration statement on Form S-1 or successor form under the Securities Act covering the offering and sale of Common Stock for the account of the Company with an aggregate purchase price of at least $40,000,000 and aggregate net proceeds to the Company of at least $35,000,000.

                "Qualified Institutional Buyer" means shall have the meaning specified in Rule 144A of the Securities Act.

                "Required Holders" has the meaning specified in Section 1.1 of the Securities Purchase Agreement.

                "Securities Act" means the Securities Act of 1933, or any successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                "Securities and Exchange Commission" or "Commission" refers to the Securities and Exchange Commission or any other Federal agency then administering the Securities Act.

                "Warrant Shares" means the Common Stock issued or issuable upon exercise of this Warrant.

        1.    Restricted Stock.

               1.1 This Warrant and all rights hereunder may not be transferred by the Holder unless (i) the transferee is an Affiliate of the Holder; or (ii) the transferee is a Qualified Institutional Buyer or an Accredited Investor, and, after giving effect to the transfer, the aggregate unpaid principal amount of all Notes then held by the Holder and its Affiliates, exceeds $10,000,000, or
(iii) the Company gives its prior written consent to the transfer, which consent will not be unreasonably withheld.

               1.2 If, at the time of any transfer or exchange pursuant to
Section 1.1 (other than a transfer or exchange not involving a change in the beneficial ownership of this Warrant) of this Warrant or Warrant Shares, such Warrant or Warrant Shares shall not be registered under the Securities Act, the Company may require, as a condition of allowing such transfer or exchange, that the Holder or transferee of such Warrant or Warrant Shares, as the case may be, furnish to the Company an opinion of counsel reasonably acceptable to the Company or a "no action" or similar letter from the Securities and Exchange Commission to the effect that such transfer or exchange may be made without registration under the Securities Act. In the case of such transfer or exchange, and in the case of an exercise of this Warrant if the Warrant Shares to be issued thereupon are not registered pursuant to the Securities Act, the Company may require a written statement that such Warrant or Warrant Shares, as the case may be, are being acquired for investment and not with a view to the distribution thereof (subject, however, to any requirement of law that the disposition thereof shall at all times be within the control of such Holder or transferee, as the case may be).

               1.3 Certificates evidencing Warrant Shares shall, unless at the time of exercise such Warrant Shares are registered under the Securities Act, bear a legend substantially in the following form:

               "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THAT ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE."

        2.    Exercise of Warrant.

               (a) The Holder may exercise this Warrant in whole or in part (but not as to fractional shares of Common Stock) by delivering this Warrant prior to the Expiration Time, with the form of subscription at the end hereof duly executed by the Holder, to the Company at its principal office.

               (b) The Holder may make payment of the Purchase Price (as such may be adjusted as provided herein) in respect of the exercise of this Warrant as follows:

                      (i) Cash Exercise. By payment to the Company of the Purchase Price in cash or official bank check;

                      (ii) Notes Exercise. By surrender to the Company of any of the Notes issued pursuant to the Securities Purchase Agreement as of the date hereof, with all such Notes or other Obligations of the Company so surrendered being credited against the Purchase Price in an amount equal to the principal amount thereof plus the amount of any accrued unpaid interest thereon to the date of such surrender;

                      (iii) Securities Exercise. By delivery to the Company of any other securities issued by the Company, with such securities being credited against the Purchase Price in an amount equal to the Fair Market Value thereof;

                      (iv) Net Issue Exercise. By an election to receive shares of the Company's Common Stock, without payment of additional cash consideration in an amount equal to the number of shares as to which this Warrant is so exercised, less the number of shares having a Fair Market Value on the date of exercise equal to the aggregate Purchase Price then in effect for the number of shares as to which this Warrant is so exercised;

                      (v) Combined Payment Method. By satisfaction of the Purchase Price for each share being acquired in any combination of the methods described in sections
                             (i) through (iv);

provided that, irrespective of the form of payment, the amount paid therefor must be equal to the aggregate Purchase Price of the Common Stock being purchased pursuant to such exercise.

               (c) In the event of the purchase of less than all of the shares of Common Stock purchasable under this Warrant, the Company shall execute and deliver a replacement Warrant of like tenor for the balance of the shares of Common Stock purchasable thereunder.

        3. Delivery of Stock Certificates on Exercise.

               Certificates for shares of Common Stock purchased under this Warrant shall be issued as soon as practicable after the exercise of this Warrant in accordance with Section 2 hereof, but in no event later than 10 days after the date of delivery to the Company of this

Warrant for exercise, without charge to the Holder, including, without limitation, any tax that may be payable in respect thereof, and such certificates shall be issued and registered in the name of, or, subject to
Section 1.1, in such names as may be directed by, the Holder; provided, however, that the Company shall not be required to pay any income tax to which the Holder may be subject in connection with the issuance of this Warrant or the shares of Common Stock upon exercise of this Warrant; provided, further, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificate unless or until the person or persons requesting the issuance thereof shall have paid to the Company for payment by it of the amount of such tax or shall have established to the satisfaction of the Company that such taxes have been paid.

        4.    Adjustments to Warrants.

               4.1 Adjustment for Certain Dividends and Distributions. If, at any time or from time to time, the number of shares of Common Stock outstanding is increased (i) by a stock dividend payable in shares of Common Stock or in any other security exchangeable for or convertible into Common Stock or (ii) by a subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, provision shall be made so that the Holder of this Warrant shall receive upon exercise thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Company that it would have received if (A) this Warrant had been exercised into Common Stock on the date of such event and (B) it had thereafter retained such securities and all rights and distributions relating to them.

               4.2 Adjustment for Capital Reorganization, Reclassification, Exchange, or Substitution. If Common Stock is changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise, then and in each such event, the Holder of this Warrant shall have the right thereafter to convert its Warrant Shares into the kind and amount of shares of stock and other securities and Assets receivable upon such reorganization, reclassification, or other change. If, at any time or from time to time, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, following the record date for such combination, the Purchase Price shall appropriately increase and the number of Warrant Shares shall be appropriately decreased.

        5.    Anti-Dilution Adjustment.

               (a) Adjustment for Common Stock Issue. If at any time or from time to time after the date hereof, the Company issues shares of Common Stock for a price per share less than the then applicable Purchase Price per share (other than for Exempt Issuances (as hereinafter defined)) ("Lower Price"), on the date such additional shares are issued, the Purchase Price shall be reduced to such Lower Price. This subsection does not apply to (the "Exempt Issuances")
(i) any of the transactions described in Sections 4.1 and 4.2 and the first paragraph of subsection (b) or the issuance of Common Stock upon the exercise of such rights described therein, (ii) the issuance by the Company's or any of its Subsidiaries' of preferred stock issued in lieu of cash dividends on the preferred stock as provided for under the terms of the applicable designations or provisions of the Company's certificate of incorporation on the date hereof,
(iii) upon the exercise of rights under securities issued before the date hereof to convert, exchange or exercise such securities into shares of Common Stock,
(iv) the issuance of shares of Common Stock upon the exercise of rights or warrants issued by the Company prior to the date hereof, or (v) the issuance of shares of Common Stock upon the exercise of options granted, either prior to the date hereof or in the future, to employees and directors of the Company pursuant to employee benefit plans or employee stock option plans available for grants to the Company's executives in general.

                      (b) Adjustment for Convertible Securities Issue. If at any time after the date hereof, the Company issues any securities convertible, exchangeable or exercisable into shares of Common Stock for a price per share of Common Stock initially deliverable upon conversion, exchange or exercise of such securities less than the then applicable Purchase Price per share (other than for Exempt Derivatives (as hereinafter defined)) (a "Lower Payment"), on the date of issuance of such securities, the Purchase Price shall be reduced to such Lower Payment.

                This subsection does not apply to (the "Exempt Derivatives") to
(i) any of the transactions described in Sections 4.1 and 4.2 and the first paragraph of subsection (a) or (ii) the rights, warrants or options described in
Section 5(a)(iv) and (v).

        6. Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on delivery and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a replacement Warrant of like tenor.

        7. Accelerated Expiration of Warrants. Notwithstanding anything in this Warrant to the contrary, this Warrant and the terms and provisions hereunder shall immediately expire without further action by the Company or the Holder (a) upon the closing of an underwritten public offering pursuant to an effective registration statement on Form S-1 or successor form under the Securities Act covering the offering and sale of Common Stock for the account of the Company at a per share price of at least $9.00 (as currently configured) in which the aggregate proceeds (net of offering expenses and underwriters' discounts or commissions) received by the Company equals or exceeds $10,000,000 (an "Initial Public Offering") (provided that the Company shall have given notice of the initial filing of such registration statement promptly after the date of such filing); or (b) on the day prior to the effective date of any Extraordinary Transaction.

        8.    Notices.

               8.1 Notices for Adjustments under Section 4 and Section 5. In the event of:

                      (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or Assets, or to receive any other right; or

                      (b) any capital reorganization of the Company, any reclassification or recapitalization of the Capital Stock of the Company or the occurrence of any Extraordinary Transaction; or

                      (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

                      (d) any proposed issue or grant by the Company of any shares of stock of any class or any other securities, or any right or option to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities (other than the issuance of Warrant Shares); or

                      (e) any action by the Company pursuant to Section 5(a) or
(b); then, and in each such event, the Company will send to the Holders a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, Extraordinary Transaction, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other Assets deliverable on such reorganization, reclassification, recapitalization, Extraordinary Transaction, dissolution, liquidation or winding up, and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant the persons or class of persons to whom such proposed issue or grant is to be offered or made, and the consideration to be received by the Company therefor.

        All notices to be given pursuant to subsection (a) of this Section 8.1 shall be sent at least fifteen (15) days prior to the record date of such events described therein, and in any event at least twenty-five (25) days prior to the actual event. All notices to be given pursuant to subsections (b) through (d) of this Section 8.1 shall be sent at least thirty (30) days prior to the record date of such events described therein.

               8.2   Other Notices.

               (a) In the event of an Initial Public Offering, the Company will send a notice of the initial filing of the registration statement for the Initial Public Offering. Any notice to be given pursuant to this Section 8.2(a) shall be sent the date of such filing.

               (b) All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered in person, or mailed by certified or registered mail, return receipt requested, or nationwide overnight delivery service (with charges prepaid) as follows:

                      (i) if to the Company or any Subsidiary, at Intracel Corporation, 2005 NW Sammamish Road, Suite 107, Issaquah, Washington 98027, Attn: Chief Executive Officer, Fax Number (425) 392-2992, Confirm Number
                             (425) 557-1894, with a copy to Joseph W. Bartlett, Esq., Morrison & Foerster LLP, 1290 Avenue of the Americas, New York, NY 10104, Fax Number (212) 468-7900, Confirm Number (212) 468-8240; and

                      (ii) if to the Holders, at their respective addresses set forth on Schedule 2.1 to the Securities Purchase Agreement, with a copy to Karen Weidemann, Esq., Reboul, MacMurry, Hewitt, Maynard & Kristol, 45 Rockefeller Plaza, New York, New York 10111, Fax Number (212) 841-5725, Confirm Number (212) 841-5781.

or, in any such case, at such other address or addresses as shall have been furnished in writing by such party to the other. Any notice given hereunder shall be deemed given and delivered when delivered in person, or three days after mailing by mail or one day after delivery to an overnight express service for next day delivery, as the case may be.

        9. Consent to Amendments. This Agreement may not be amended or modified and no provisions hereof may be waived, without the written consent of the Company, each Subsidiary and each Holder. However, this Agreement may be amended, and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if the Company shall obtain the written consent to such amendment, action or omission to act, of the Required Holders, except that, without the prior written consent of one hundred percent (100%) of the Holders, no amendment to this Agreement shall change the Expiration Time of this Warrant, the Purchaes Price of this Warrant or the number of shares issuable hereunder or change the percentage specified in the definition of Required Holders or consent to the assignment or transfer by the Company or any of its Subsidiaries of their respective rights and obligations under this Agreement or the Ancillary Agreements. Each Holder of the Warrants shall be bound by any consent authorized by this Section 9 whether or not such Warrant shall have been marked to indicate such consent, but any Warrants issued thereafter may bear notation referring to any such consent. Any amendment or waiver of any provision of any Warrant shall be effective only for the purposes and period of time expressly set forth therein and shall not entitle the Company to any other waiver or amendment in similar or other circumstances. No course of dealing between the Company and any Holder of any Warrant, nor any failure to exercise or any delay in exercising on the part of the holder of any Warrant any right, remedy, power or privilege under any Warrant shall or operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under any Warrant preclude any other right, remedy, power or privilege. The rights, remedies, powers and privileges under the Warrants are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law. As used herein and in the Warrants, the term "this Agreement and the Ancillary Agreements" and references thereto shall mean this Agreement and the Ancillary Agreements as they may from time to time be amended or supplemented.

        10. Governing Law; Submission to Jurisdiction. This Warrant shall be construed in accordance with, and governed by, the internal laws of the State of New York as permitted by Section 5-401 of the New York General Obligations Law (or any similar successor provision) without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the State of New York. The Company hereby irrevocably and unconditionally:

               (a) submits itself and its properties in any legal action or proceeding relating to this Agreement and the Ancillary Agreements to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts of any thereof;

             (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

             (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to it at its address set forth in or determined pursuant to Section 8.2 or at such other address of which the Holders shall have been notified pursuant thereto;

             (d) waives, to the maximum extent not prohibited by Law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 10 any punitive or exemplary damages and any damages which are not proximately caused by or the reasonably foreseeable result of the breach which is the subject of such action or proceeding.

        The Company hereby acknowledges that:

             (e) it has been advised by counsel in the negotiation, execution and delivery of this Warrant, the Securities Purchase Agreement and the Ancillary Agreements;

             (f) the Holders do not have any fiduciary relationship with or duty to the Company arising out of or in connection with this Agreement, or the Ancillary Agreements; and

             (g) no joint venture or partnership exists between the Holders, on the one hand, and the Company, on the other hand, and the relationship of the Company and the Holders is that of, inter alia, debtor and creditor.

        THE COMPANY AND THE HOLDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, THE ANCILLARY AGREEMENTS AND FOR ANY COUNTERCLAIM THEREIN.

        THIS AGREEMENT AND THE ANCILLARY AGREEMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

        THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

        11. Stock to be Reserved. The Company will, at all times reserve and keep available out of its authorized Common Stock or its treasury shares solely for the purpose of issue upon the exercise of this Warrant as herein provided, such number of shares of Common Stock as shall then be issuable upon the exercise of this Warrant. The Company covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassesable and free from all taxes, Liens and charges with respect to the issue thereof, and without limiting the generality of the foregoing, the Company covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the effective Purchase Price. The Company will take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable Law, or any requirements of any national securities exchange upon which the Common Stock of the Company may be listed. The Company will not take any action which results in any adjustment of the Purchase Price if the total number of shares of Common Stock issued and issuable after such action upon exercise of this Warrant would exceed the total number of shares of Common Stock then authorized by the Company's Articles of Incorporation. The Company has not granted and will not grant any right of first refusal with respect to shares issuable upon exercise of this Warrant, and there are no preemptive rights associated with such shares.

        12. Issue Tax. The issuance of certificates for shares of Common Stock upon exercise of the Warrants shall be made without charge to the Holder of such Warrant for any issuance tax in respect thereof provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Holder of the Warrant.

        13. Miscellaneous. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant is being executed as an instrument under seal. All nouns and pronouns used herein shall be deemed to refer to the masculine, feminine or neuter, as the identity of the person or persons to whom reference is made herein may require.

        14. Expiration. This Warrant shall expire, and be without further force and effect, at 5:00 P.M., New York time, on August 25, 2003.

                          [see attached signature page]

Date: August 25, 1998                  INTRACEL CORPORATION


(Corporate Seal)                       By:  /s/ SIMON R. McKENZIE
                                            ------------------------------------
                                            Simon R. McKenzie, President and
                                            Chief Executive Officer

                              FORM OF SUBSCRIPTION

                     (To be signed upon exercise of Warrant)


To Intracel Corporation:

        The undersigned, pursuant to the provisions of the Warrant issued by Intracel Corporation and amended on August 25, 1998 and held by the undersigned, hereby subscribes for and purchases at the price per share provided in such Warrant __________ shares of Common Stock issuable upon exercise of such Warrant, and

                      (i) makes cash payment herewith in an amount equal to [__%] of the aggregate purchase price therefor;

                      (ii) surrenders to the Company its Notes due __________ or such other promissory notes or other obligations issued by the Company, in accordance with Section 2(b)(ii) of such Warrant, as payment herewith in an amount equal to [__%] of the aggregate purchase price therefor;

                      (iii) delivers to the Company other securities issued by the Company, in accordance with Section 2(b)(iii) of such Warrant, as payment herewith in an amount equal to [__%] of the aggregate purchase price therefor; and/or

                      (iv) elects Net Issue Exercise as provided in Section 2(b)(iv) of such Warrant as to an amount equal to [__%] of the aggregate purchase price therefor.

                      The combination of (i) through (iv) above shall equal 100% of the purchase price of the shares being issued upon exercise of the Warrant.

Dated:
                               -----------------------------------------------
                               (Name must conform in all respects to name of holder as specified on the face of the Warrant)



                               HOLDER:

                               By:
                                  --------------------------------------------
                               Name:
                               Title:
                               Address:

                                                                     EXHIBIT B-5




                     AMENDED AND RESTATED SERIES V WARRANT

   THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN
    REGISTERED UNDER THAT ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.


              AMENDED AND RESTATED SERIES A-V COMMON STOCK WARRANT


Void after                                              Right to purchase 49,066
August 25, 2003                                          shares of Common Stock
                                                        (subject to adjustment)
                                                         of Intracel Corporation
No. A-V-1

                              INTRACEL CORPORATION

                              Common Stock Warrant

        Intracel Corporation, a Delaware corporation (the "Company"), hereby certifies that, for value received, Northstar High Yield Fund (the "Holder") or its registered assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time before 5:00 P.M. New York time, on August 25, 2003 (the "Expiration Time"), up to Forty Nine Thousand Sixty-Six (49,066) fully paid and nonassessable shares of the Company's Common Stock, $.0001 par value per share, at a purchase price per share of $7.64 (the "Purchase Price"). The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.

        This Amended and Restated Warrant (this "Warrant") amends, as of August 25, 1998, the warrant issued on April 1, 1998 pursuant to a Note and Warrant Purchase Agreement dated as of April 1, 1998, a copy of which is on file at the principal office of the Company. This Warrant has been amended and restated in accordance with the terms of a certain Securities Purchase Agreement, dated as of August 25, 1998, between, among other parties, the Company and the Holder, a copy of which is on file at the principal office of the Company (the "Securities Purchase Agreement"). This Warrant was not issued as part of any unit. As used herein, all capitalized terms not otherwise defined herein shall have the meanings set forth in the Securities Purchase Agreement.

        This warrant is subject to the rights and obligations set forth in that certain Registration Rights Agreement dated as of August 25, 1998, between, among other parties, the Company and the Holder, a copy of which is on file at the principal office of the Company (the "Registration Rights Agreement.")

        As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

                "Accredited Investor" has the meaning set forth in Rule 501 of Regulation D promulgated under the Securities Act.

                "Affiliate" has the meaning specified in Section 1.1 of the Securities Purchase Agreement.

                "Assets" has the meaning specified in Section 1.1 of the Securities Purchase Agreement.

                "Common Stock" means the Company's common stock, $.0001 par value per share, in existence on the date of this Warrant, or any class or classes (however designated) replacing such Common Stock as a result of any recapitalization, reorganization or other reclassification of the Company's capital stock which affects the holders of Common Stock.

                "Company" includes any corporation which shall succeed to or assume the obligations of the Company hereunder.

                "Extraordinary Transaction" means any consolidation of the Company with or the merger of the Company into any other corporation or entity (other than a merger in which the Company is the continuing entity) or the sale or transfer of all or substantially all of the Assets of the Company to another person or entity.

                "Fair Market Value" has the meaning specified in Section
1.1 of the Securities Purchase Agreement.

                "Initial Public Offering" means an underwritten public offering pursuant to an effective registration statement on Form S-1 or successor form under the Securities Act covering the offering and sale of Common Stock for the account of the Company with an aggregate purchase price of at least $40,000,000 and aggregate net proceeds to the Company of at least $35,000,000.

                "Qualified Institutional Buyer" means shall have the meaning specified in Rule 144A of the Securities Act.

                "Required Holders" has the meaning specified in Section
1.1 of the Securities Purchase Agreement.

                "Securities Act" means the Securities Act of 1933, or any successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                "Securities and Exchange Commission" or "Commission" refers to the Securities and Exchange Commission or any other Federal agency then administering the Securities Act.

                "Warrant Shares" means the Common Stock issued or issuable upon exercise of this Warrant.

        1.     Restricted Stock.

               1.1 This Warrant and all rights hereunder may not be transferred by the Holder unless (i) the transferee is an Affiliate of the Holder; or (ii) the transferee is a Qualified Institutional Buyer or an Accredited Investor, and, after giving effect to the transfer, the aggregate unpaid principal amount of all Notes then held by the Holder and its Affiliates, exceeds $10,000,000, or
(iii) the Company gives its prior written consent to the transfer, which consent will not be unreasonably withheld.

               1.2 If, at the time of any transfer or exchange pursuant to
Section 1.1 (other than a transfer or exchange not involving a change in the beneficial ownership of this Warrant) of this Warrant or Warrant Shares, such Warrant or Warrant Shares shall not be registered under the Securities Act, the Company may require, as a condition of allowing such transfer or exchange, that the Holder or transferee of such Warrant or Warrant Shares, as the case may be, furnish to the Company an opinion of counsel reasonably acceptable to the Company or a "no action" or similar letter from the Securities and Exchange Commission to the effect that such transfer or exchange may be made without registration under the Securities Act. In the case of such transfer or exchange, and in the case of an exercise of this Warrant if the Warrant Shares to be issued thereupon are not registered pursuant to the Securities Act, the Company may require a written statement that such Warrant or Warrant Shares, as the case may be, are being acquired for investment and not with a view to the distribution thereof (subject, however, to any requirement of Law that the disposition thereof shall at all times be within the control of such Holder or transferee, as the case may be).

               1.3 Certificates evidencing Warrant Shares shall, unless at the time of exercise such Warrant Shares are registered under the Securities Act, bear a legend substantially in the following form:

               "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THAT ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE."

        2.     Exercise of Warrant.

               (a) The Holder may exercise this Warrant in whole or in part (but not as to fractional shares of Common Stock) by delivering this Warrant prior to the Expiration Time, with the form of subscription at the end hereof duly executed by the Holder, to the Company at its principal office.

               (b) The Holder may make payment of the Purchase Price (as such may be adjusted as provided herein) in respect of the exercise of this Warrant as follows:

                      (i) Cash Exercise. By payment to the Company of the Purchase Price in cash or official bank check;

                      (ii) Notes Exercise. By surrender to the Company of any of the Notes issued pursuant to the Securities Purchase Agreement as of the date hereof, with all such Notes or other Obligations of the Company so surrendered being credited against the Purchase Price in an amount equal to the principal amount thereof plus the amount of any accrued unpaid interest thereon to the date of such surrender;

                      (iii) Securities Exercise. By delivery to the Company of any other securities issued by the Company, with such securities being credited against the Purchase Price in an amount equal to the Fair Market Value thereof;

                      (iv) Net Issue Exercise. By an election to receive shares of the Company's Common Stock, without payment of additional cash consideration in an amount equal to the number of shares as to which this Warrant is so exercised, less the number of shares having a Fair Market Value on the date of exercise equal to the aggregate Purchase Price then in effect for the number of shares as to which this Warrant is so exercised;

                      (v) Combined Payment Method. By satisfaction of the Purchase Price for each share being acquired in any combination of the methods described in sections
                             (i) through (iv);

provided that, irrespective of the form of payment, the amount paid therefor must be equal to the aggregate Purchase Price of the Common Stock being purchased pursuant to such exercise.

               (c) In the event of the purchase of less than all of the shares of Common Stock purchasable under this Warrant, the Company shall execute and deliver a replacement Warrant of like tenor for the balance of the shares of Common Stock purchasable thereunder.

        3.     Delivery of Stock Certificates on Exercise.

               Certificates for shares of Common Stock purchased under this Warrant shall be issued as soon as practicable after the exercise of this Warrant in accordance with Section 2 hereof, but in no event later than 10 days after the date of delivery to the Company of this Warrant for exercise, without charge to the Holder, including, without limitation, any tax that may be payable in respect thereof, and such certificates shall be issued and registered in the name of, or, subject to Section 1.1, in such names as may be directed by, the Holder; provided, however, that the Company shall not be required to pay any income tax to which the Holder may be subject in connection with the issuance of this Warrant or the shares of Common Stock upon exercise of this Warrant; provided, further, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificate unless or until the person or persons requesting the issuance thereof shall have paid to the Company for payment by it of the amount of such tax or shall have established to the satisfaction of the Company that such taxes have been paid.

        4.     Adjustments to Warrants.

               4.1 Adjustment for Certain Dividends and Distributions. If, at any time or from time to time, the number of shares of Common Stock outstanding is increased (i) by a stock dividend payable in shares of Common Stock or in any other security exchangeable for or convertible into Common Stock or (ii) by a subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, provision shall be made so that the Holder of this Warrant shall receive upon exercise thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Company that it would have received if (A) this Warrant had been exercised into Common Stock on the date of such event and (B) it had thereafter retained such securities and all rights and distributions relating to them.

               4.2 Adjustment for Capital Reorganization, Reclassification, Exchange, or Substitution. If Common Stock is changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise, then and in each such event, the Holder of this Warrant shall have the right thereafter to convert its Warrant Shares into the kind and amount of shares of stock and other securities and Assets receivable upon such reorganization, reclassification, or other change. If, at any time or from time to time, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, following the record date for such combination, the Purchase Price shall appropriately increase and the number of Warrant Shares shall be appropriately decreased.

        5.     Anti-Dilution Adjustment.

               (a) Adjustment for Common Stock Issue. If at any time or from time to time after the date hereof, the Company issues shares of Common Stock for a price per share less than the then applicable Purchase Price per share (other than for Exempt Issuances (as hereinafter defined)) ("Lower Price"), on the date such additional shares are issued, the Purchase Price shall be reduced to such Lower Price. This subsection does not apply to (the "Exempt Issuances")
(i) any of the transactions described in Sections 4.1 and 4.2 and the first paragraph of subsection (b) or the issuance of Common Stock upon the exercise of such rights described therein, (ii) the issuance by the Company or any of its Subsidiaries of preferred stock issued in lieu of cash dividends on the preferred stock as provided for under the terms of the applicable designations or provisions of the Company's certificate of incorporation on the date hereof, (iii) upon the exercise of rights under securities issued before the date hereof to convert, exchange or exercise such securities into shares of Common Stock, (iv) the issuance of shares of Common Stock upon the exercise of rights or warrants issued by the Company prior to the date hereof, or (v) the issuance of shares of Common Stock upon the exercise of options granted, either prior to the date hereof or in the future, to employees and directors of the Company pursuant to employee benefit plans or employee stock option plans available for grants to the Company's executives in general.

                      (b) Adjustment for Convertible Securities Issue. If at any time after the date hereof, the Company issues any securities convertible, exchangeable or exercisable into shares of Common Stock for a price per share of Common Stock initially deliverable upon conversion, exchange or exercise of such securities less than the then applicable Purchase Price per share (other than for Exempt Derivatives (as hereinafter defined)) (a "Lower Payment"), on the date of issuance of such securities, the Purchase Price shall be reduced to such Lower Payment.

        This subsection does not apply to (the "Exempt Derivatives") (i) any of the transactions described in Sections 4.1 and 4.2 and the first paragraph of subsection (a) or (ii) the rights, warrants or options described in Section 5(a)(iv) and (v).

        6. Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on delivery and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a replacement Warrant of like tenor.

        7.     Notices.

               7.1 Notices for Adjustments under Section 4 and Section 5. In the event of:

                      (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or Assets, or to receive any other right; or

                      (b) any capital reorganization of the Company, any reclassification or recapitalization of the Capital Stock of the Company or the occurrence of any Extraordinary Transaction; or

                      (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

                      (d) any proposed issue or grant by the Company of any shares of stock of any class or any other securities, or any right or option to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities (other than the issuance of Warrant Shares); or

                      (e) any action by the Company pursuant to Section 5(a) or
(b); then, and in each such event, the Company will send to the Holders, a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, Extraordinary Transaction, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other Assets deliverable on such reorganization, reclassification, recapitalization, Extraordinary Transaction, dissolution, liquidation or winding up, and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant the persons or class of persons to whom such proposed issue or grant is to be offered or made, and the consideration to be received by the Company therefor.

        All notices to be given pursuant to subsection (a) of this Section 7.1 shall be sent at least fifteen (15) days prior to the record date of such events described therein, and in any event at least twenty-five (25) days prior to the actual event. All notices to be given pursuant to subsections (b) through (d) of this Section 7.1 shall be sent at least thirty (30) days prior to the record date of such events described therein.

               7.2 Other Notices. (a) In the event of an Initial Public Offering, the Company will send a notice of the initial filing of the registration statement for the Initial Public Offering. Any notice to be given pursuant to this Section 7.2(a) shall be sent on the date of such filing.

                      (b) All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered in person, or mailed by certified or registered mail, return receipt requested, or nationwide overnight delivery service (with charges prepaid) as follows:

                      (i) if to the Company or any Subsidiary, at Intracel Corporation, 2005 NW Sammamish Road, Suite 107, Issaquah, Washington 98027, Attn: Chief Executive Officer, Fax Number (425) 392-2992, Confirm Number
                             (425) 557-1894, with a copy to Joseph W. Bartlett, Esq., Morrison & Foerster LLP, 1290 Avenue of the Americas, New York, NY 10104, Fax Number (212) 468-7900, Confirm Number (212) 468-8240; and

                      (ii) if to the Holders, at their respective addresses set forth on Schedule 2.1 to the Securities Purchase Agreement, with a copy to Karen Weidemann, Esq., Reboul, MacMurry, Hewitt, Maynard &

                             Kristol, 45 Rockefeller Plaza, New York, New
                             York 10111, Fax Number (212) 841-5725, Confirm Number (212) 841-5781.

or, in any such case, at such other address or addresses as shall have been furnished in writing by such party to the other. Any notice given hereunder shall be deemed given and delivered when delivered in person, or three days after mailing by mail or one day after delivery to an overnight express service for next day delivery, as the case may be.

        8. Consent to Amendments. This Agreement may not be amended or modified and no provisions hereof may be waived, without the written consent of the Company and each Holder. However, this Agreement may be amended, and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if the Company shall obtain the written consent to such amendment, action or omission to act, of the Required Holders, except that, without the prior written consent of one hundred percent (100%) of the Holders, no amendment to this Agreement shall change the Expiration Time of this Warrant, the Purchase Price of this Warrant or the number of shares issuable hereunder or change the percentage specified in the definition of Required Holders or consent to the assignment or transfer by the Company of its rights and obligations under this Agreement or the Ancillary Agreements. Each Holder of the Warrants shall be bound by any consent authorized by this Section 8 whether or not such Warrant shall have been marked to indicate such consent, but any Warrants issued thereafter may bear notation referring to any such consent. Any amendment or waiver of any provision of any Warrant shall be effective only for the purposes and period of time expressly set forth therein and shall not entitle the Company to any other waiver or amendment in similar or other circumstances. No course of dealing between the Company and any Holder of any Warrant, nor any failure to exercise or any delay in exercising on the part of the holder of any Warrant any right, remedy, power or privilege under any Warrant shall or operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under any Warrant preclude any other right, remedy, power or privilege. The rights, remedies, powers and privileges under the Warrants are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law. As used herein and in the Warrants, the term "this Agreement and the Ancillary Agreements" and references thereto shall mean this Agreement and the Ancillary Agreements as they may from time to time be amended or supplemented.

        9. Governing Law; Submission to Jurisdiction. This Warrant shall be construed in accordance with, and governed by, the internal laws of the State of New York as permitted by Section 5-401 of the New York General Obligations Law (or any similar successor provision) without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the State of New York. The Company hereby irrevocably and unconditionally:

               (a) submits itself and its properties in any legal action or proceeding relating to this Agreement and the Ancillary Agreements to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the general jurisdiction of the Courts of the

State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts of any thereof;

             (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

             (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to it at its address set forth in or determined pursuant to Section 7.2 or at such other address of which the Holders shall have been notified pursuant thereto;

             (d) waives, to the maximum extent not prohibited by Law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 9 any punitive or exemplary damages and any damages which are not proximately caused by or the reasonably foreseeable result of the breach which is the subject of such action or proceeding.

        The Company hereby acknowledges that:

             (e) it has been advised by counsel in the negotiation, execution and delivery of this Warrant, the Securities Purchase Agreement and the Ancillary Agreements;

             (f) the Holders do not have any fiduciary relationship with or duty to the Company arising out of or in connection with this Agreement, or the Ancillary Agreements; and

             (g) no joint venture or partnership exists between the Holders, on the one hand, and the Company, on the other hand, and the relationship of the Company and the Holders is that of, inter alia, debtor and creditor.

        THE COMPANY AND THE HOLDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, THE ANCILLARY AGREEMENTS AND FOR ANY COUNTERCLAIM THEREIN.

        THIS AGREEMENT AND THE ANCILLARY AGREEMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

        THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

        10. Stock to be Reserved. The Company will, at all times reserve and keep available out of its authorized Common Stock or its treasury shares solely for the purpose of issue upon the exercise of this Warrant as herein provided, such number of shares of Common Stock as shall then be issuable upon the exercise of this Warrant. The Company covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, Liens and charges with respect to the issue thereof, and without limiting the generality of the foregoing, the Company covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the effective Purchase Price. The Company will take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable Law, or any requirements of any national securities exchange upon which the Common Stock of the Company may be listed. The Company will not take any action which results in any adjustment of the Purchase Price if the total number of shares of Common Stock issued and issuable after such action upon exercise of this Warrant would exceed the total number of shares of Common Stock then authorized by the Company's Articles of Incorporation. The Company has not granted and will not grant any right of first refusal with respect to shares issuable upon exercise of this Warrant, and there are no preemptive rights associated with such shares.

        11. Issue Tax. The issuance of certificates for shares of Common Stock upon exercise of the Warrants shall be made without charge to the Holder of such Warrant for any issuance tax in respect thereof provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Holder of the Warrant.

        12. Miscellaneous. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant is being executed as an instrument under seal. All nouns and pronouns used herein shall be deemed to refer to the masculine, feminine or neuter, as the identity of the person or persons to whom reference is made herein may require.

        13. Expiration. This Warrant shall expire, and be without further force and effect, at 5:00 P.M., New York time, on August 25, 2003.

                          [see attached signature page]

Dated: August 25, 1998                  INTRACEL CORPORATION


(Corporate Seal)                        By:  /s/ SIMON R. McKENZIE
                                             -----------------------------------
                                             Simon R. McKenzie, Chief
                                             Executive Officer

                              FORM OF SUBSCRIPTION

                     (To be signed upon exercise of Warrant)


To Intracel Corporation:

        The undersigned, pursuant to the provisions of the Warrant issued by Intracel Corporation and amended on August 25, 1998 and held by the undersigned, hereby subscribes for and purchases at the price per share provided in such Warrant __________ shares of Common Stock issuable upon exercise of such Warrant, and

                      (i) makes cash payment herewith in an amount equal to [___%] of the aggregate purchase price therefor;

                      (ii) surrenders to the Company its Notes due __________ or such other promissory notes or other obligations issued by the Company, in accordance with Section 2(b)(ii) of such Warrant, as payment herewith in an amount equal to [___%] of the aggregate purchase price therefor;

                      (iii) delivers to the Company other securities issued by the Company, in accordance with Section 2(b)(iii) of such Warrant, as payment herewith in an amount equal to [___%] of the aggregate purchase price therefor; and/or

                      (iv) elects Net Issue Exercise as provided in Section 2(b)(iv) of such Warrant as to an amount equal to [___%] of the aggregate purchase price therefor.

                      The combination of (i) through (iv) above shall equal 100% of the purchase price of the shares being issued upon exercise of the Warrant.


Dated:
                            -----------------------------------------------
                            (Name must conform in all respects to name of holder as specified on the face of the Warrant)


                            HOLDER:


                            By:
                               --------------------------------------------
                               Name:
                               Title:
                               Address:

                                                                     EXHIBIT B-6




                     AMENDED AND RESTATED SERIES V WARRANT

       THIS SECURITY HAS NOT BEEN RESTRICTED UNDER THE SECURITIES ACT OF
       1933, AS AMENDED, AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSE
        OF UNLESS IT HAS BEEN REGISTERED UNDER THAT ACT OF AN EXEMPTION
                        FROM REGISTRATION IS AVAILABLE.



              AMENDED AND RESTATED SERIES A-V COMMON STOCK WARRANT
              ----------------------------------------------------



Void after                                        Right to purchase 49,066
August 25, 2003                                    shares of Common Stock
                                                  (subject to adjustment)
                                                  of Intracel Corporation

No. A-V-2


                              INTRACEL CORPORATION

                              Common Stock Warrant


     Intracel Corporation, a Delaware corporation (the "Company"), hereby certifies that, for value received, Northstar High Total Return Fund II (the "Holder") or its registered assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time before 5:00 P.M. New York time, on August 25, 2003 (the "Expiration Time"), up to Forty Nine Thousand Sixty-Six (49,066) fully paid and nonassessable shares of the Company's Common Stock, $.0001 par value per share, at a purchase price per share of $7.64 (the "Purchase Price"). The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.

     This Amended and Restated Warrant (this "Warrant") amends, as of August 25, 1998, the warrant issued on April 1, 1998 pursuant to a Note and Warrant Purchase Agreement dated as of April 1, 1998, a copy of which is on file at the principal office of the Company. This Warrant has been amended and restated in accordance with the terms of a certain Securities Purchase Agreement, dated as of August 25, 1998, between, and among other parties, the Company and the Holder, a copy of which is on file at the principal office of the Company (the "Securities Purchase Agreement"). This Warrant was not issued as part of any unit. As used herein, all capitalized terms not otherwise defined herein shall have the meanings set forth in the Securities Purchase Agreement.

     This warrant is subject to the rights and obligations set forth in that certain Registration Rights Agreement dated as of August 25, 1998, between, among other parties, the Company and the Holder, a copy of which is on file at the principal office of the Company (the "Registration Rights Agreement.")

     As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

        "Accredited Investor" has the meaning set forth in Rule 501 of Regulation D promulgated under the Securities Act.

        "Affiliate" has the meaning specified in Section 1.1 of the Securities Purchase Agreement.

        "Assets" has the meaning specified in Section 1.1 of the Securities Purchase Agreement.

        "Common Stock" means the Company's common stock, $.0001 par value per share, in existence on the date of this Warrant, or any class or classes (however designated) replacing such Common Stock as a result of any recapitalization, reorganization or other reclassification of the Company's capital stock which affects the holders of Common Stock.

        "Company" includes any corporation which shall succeed to or assume the obligations of the Company hereunder.

        "Extraordinary Transaction" means any consolidation of the Company with or the merger of the Company into any other corporation or entity (other than a merger in which the Company is the continuing entity) or the sale or transfer of all or substantially all of the Assets of the Company to another person or entity.

        "Fair Market Value" has the meaning specified in Section 1.1 of the Securities Purchase Agreement.

        "Initial Public Offering" means as underwritten public offering pursuant to an effective registration statement on Form S-1 or successor form under the Securities Act covering the offering and sale of Common Stock for the account of the Company with an aggregate purchase price of at least $40,000,000 and aggregate net proceeds to the Company of at least $35,000,000.

        "Qualified Institutional Buyer" means shall have the meaning specified in Rule 144A of the Securities Act.

        "Required Holders" has the meaning specified in Section 1.1 of the Securities Purchase Agreement.

        "Securities Act" means the Securities Act of 1933, or any successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

        "Securities and Exchange Commission" or "commission" refers to the Securities and Exchange Commission or any other Federal agency then administering the Securities Act.

        "Warrant Shares" means the Common Stock issued or issuable upon exercise of this Warrant.

        1.      RESTRICTED STOCK.

                1.1 This Warrant and all rights hereunder may not be transferred by the Holder unless (i) the transferee is an Affiliate of the Holder; or (ii) the transferee is a Qualified Institutional Buyer or an Accredited Investor, and, after giving effect to the transfer, the aggregate unpaid principal amount of all Notes then held by the Holder and its Affiliates, exceeds $10,000,000, or (iii) the Company gives its prior written consent to the transfer, which consent will not be unreasonably withheld.

                1.2     If, at the time of any transfer or exchange pursuant to
Section 1.1 (other than a transfer or exchange not involving a change in the beneficial ownership of this Warrant) of this Warrant or Warrant Shares, such Warrant or Warrant Shares shall not be registered under the Securities Act, the Company may require, as a condition of allowing such transfer or exchange, that the Holder or transferee of such Warrant or Warrant Shares, as the case may be, furnish to the Company an opinion of counsel reasonably acceptable to the Company or a "no action" or similar letter from the Securities and Exchange Commission to the effect that such transfer or exchange may be made without registration under the Securities Act. In the case of such transfer or exchange, and in the case of an exercise of this Warrant if the Warrant Shares to be issued thereupon are not registered pursuant to the Securities Act, the Company may require a written statement that such Warrant or Warrant Shares, as the case may be, are being acquired for investment and not with a view to the distribution thereof (subject, however, to any requirement of Law that the disposition thereof shall at all times be within the control of such Holder or transferee, as the case may be).

                1.3 Certificates evidencing Warrant Shares shall, unless at the time of exercise such Warrant Shares are registered under the Securities Act, bear a legend substantially in the following form:

                "THIS SECURITY HAS NOT BEEN REGISTERED UNDER
                THE SECURITIES ACT OF 1933, AS AMENDED, AND
                MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED
                OF UNLESS IT HAS BEEN REGISTERED UNDER THAT
                ACT OR AN EXEMPTION FROM REGISTRATION IS
                AVAILABLE."

        2.      EXERCISE OF WARRANT

                (a) The Holder may exercise this Warrant in whole or in part (but not as to fractional shares of Common Stock) by delivering this Warrant prior to the Expiration Time, with the form of subscription at the end hereof duly executed by the Holder, to the Company at its principal office,

          (b) The Holder may make payment of the Purchase Price (as such may be adjusted as provided herein) in respect of the exercise of this Warrant as follows:

               (i) Cash Exercise. By payment to the Company of the Purchase Price in cash or official bank check;

               (ii) Notes Exercise. By surrender to the Company of any of the Notes issued pursuant to the Securities Purchase Agreement as of the date hereof, with all such Notes or other Obligations of the Company so surrendered being credited against the Purchase Price in an amount equal to the principal amount thereof plus the amount of any accrued unpaid interest thereon to the date of such surrender;

               (iii) Securities Exercise. By delivery to the Company of any other securities issued by the Company, with such securities being credited against the Purchase Price in an amount equal to the Fair Market Value thereof;

               (iv) Net Issue Exercise. By an election to receive shares of the Company's Common Stock, without payment of additional cash consideration in an amount equal to the number of shares as to which this Warrant is so exercised, less the number of shares having a Fair Market Value on the date of exercise equal to the aggregate Purchase Price then in effect for the number of shares as to which this Warrant is so exercised;

               (v) Combined Payment Method. By satisfaction of the Purchase Price for each share being acquired in any combination of the methods described in sections (i) through (iv);

provided that, irrespective of the form of payment, the amount paid therefor must be equal to the aggregate Purchase Price of the Common Stock being purchased pursuant to such exercise.

          (c) In the event of the purchase of less than all of the shares of Common Stock purchasable under this Warrant, the Company shall execute and deliver a replacement Warrant of like tenor for the balance of the shares of Common Stock purchasable thereunder.

     3.   Delivery of Stock Certificates on Exercise.

          Certificates for shares of Common Stock purchased under this Warrant shall be issued as soon as practicable after the exercise of this Warrant in accordance with Section 2 hereof, but in no event later than 10 days after the date of delivery to the Company of this Warrant for exercise, without charge to the Holder, including, without limitation, any tax that may be payable in respect thereof, and such certificates shall be issued and registered in the name of, or, subject to Section 1.1, in such names as may be directed by, the Holder; provided, however, that the Company shall not be required to pay any income tax to which the Holder may be subject in connection with the issuance of this Warrant or the shares of Common Stock upon exercise of this Warrant; provided, further, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificate unless or until the person or persons requesting the issuance thereof shall have paid to the Company for payment by it of the amount of such tax or shall have established to the satisfaction of the Company that such taxes have been paid.

     4.   Adjustments to Warrants.

          4.1 Adjustment for Certain Dividends and Distributions. If, at any time or from time to time, the number of shares of Common Stock outstanding is increased (i) by a stock dividend payable in shares of Common Stock or in any other security exchangeable for or convertible into Common Stock or (ii) by a subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, provision shall be made so that the Holder of this Warrant shall receive upon exercise thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Company that it would have received if (A) this Warrant had been exercised into Common Stock on the date of such event and (B) it had thereafter retained such securities and all rights and distributions relating to them.

          4.2 Adjustment for Capital Reorganization, Reclassification, Exchange, or Substitution. If Common Stock is changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise, then and in each such event, the Holder of this Warrant shall have the right thereafter to convert its Warrant Shares into the kind and amount of shares of stock and other securities and Assets receivable upon such reorganization, reclassification, or other change. If, at any time or from time to time, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common stock, then, following the record date for such combination, the Purchase Price shall appropriately increase and the number of Warrant Shares shall be appropriately decreased.

     5.   Anti-Dilution Adjustment.

          (a) Adjustment for Common Stock Issue. If at any time or from time to time after the date hereof, the Company issues shares of Common stock for a price per share less than the then applicable Purchase Price per share (other than for Exempt Issuances (as hereinafter defined)) ("Lower Price"), on the date such additional shares are issued, the Purchase Price shall be reduced to such Lower Price. This subsection does not apply to (the "Exempt Issuances") (i) any of the transactions described in Sections 4.1 and 4.2 and the first paragraph of subsection (b) or the issuance of Common Stock upon the exercise of such rights described therein, (ii) the issuance by the Company or any of its Subsidiaries of preferred stock issued in lieu of cash dividends on the preferred stock as provided for under the terms of the applicable designations or provisions of the Company's certificate of incorporation on the date hereof, (iii) upon the exercise of rights under securities issued before the date hereof to convert, exchange or exercise such securities into shares Common Stock, (iv) the issuance of shares of Common Stock upon exercise of rights or warrants issued by the Company prior to the date hereof, or (v) the issuance of shares of Common Stock upon the exercise of options granted, either prior to the date hereof or in the future, to employees and directors of the Company pursuant to employee benefit plans or employee stock option plans available for grants to the Company's executives in general.

                  (b) Adjustment for Convertible Securities Issue. If at any time after the date hereof, the Company issues any securities convertible, exchangeable or exercisable into shares of Common Stock for a price per share of Common Stock initially deliverable upon conversion, exchange or exercise of such securities less than the then applicable Purchase Price per share (other than for Exempt Derivatives (as hereinafter defined)) (a "Lower Payment"), on the date of issuance of such securities, the Purchase Price shall be reduced to such Lower Payment.

            This subsection does not apply to (the "Exempt Derivatives") (i) any of the transactions described in Sections 4.1 and 4.2 and the first paragraph of subsection (a) or (ii) the rights, warrants or options described in Section 5(a)(iv) and (v).

      6. Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on delivery and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a replacement Warrant of like tenor.

      7.    Notices.

            7.1 Notices for Adjustments under Section 4 and Section 5. In the event of:

                  (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or Assets, or to receive any other right; or

                  (b) any capital reorganization of the Company, any reclassification or recapitalization of the Capital Stock of the Company or the occurrence of any Extraordinary Transaction; or

                  (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

      (d) any proposed issue or grant by the Company of any shares of stock of any class or any other securities, or any right or option to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities (other than the issuance of Warrant Shares); or

      (e)   any action by the Company pursuant to Section 5(a) or (b);

then, and in each such event, the Company will send to the Holders, a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, Extraordinary Transaction, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other Assets deliverable on such reorganization, reclassification, recapitalization, Extraordinary Transaction, dissolution, liquidation or winding up, and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant the persons or class of persons to whom such proposed issue or grant is to be offered or made, and the consideration to be received by the Company therefor.

      All notices to be given pursuant to subsection (a) of this Section 7.1 shall be sent at least fifteen (15) days prior to the record date of such events described therein, and in any event at least twenty-five (25) days prior to the actual event. All notices to be given pursuant to subsections (b) through (d) of this Section 7.1 shall be sent at least thirty (30) days prior to the record date of such events described therein.

      7.2 Other Notices. (a) In the event of an Initial Public Offering, the Company will send a notice of the initial filing of the registration statement for the Initial Public Offering. Any notice to be given pursuant to this
Section 7.2(a) shall be sent on the date of such filing.

      (b) All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered in person, or mailed by certified or registered mail, return receipt requested, or nationwide overnight delivery service (with charges prepaid) as follows:

            (i) if to the Company or any Subsidiary, at Intracel Corporation, 2005 NW Sammamish Road, Suite 107, Issaquah, Washington 98027,
                  Attn: Chief Executive Officer, Fax Number (425) 392-2992, Confirm Number (425) 557-1894, with a copy to Joseph W. Bartlett, Esq., Morrison & Foerster LLP, 1290 Avenue of the Americas, New York, NY 10104, Fax Number (212) 468-7900, Confirm Number (212) 468-8240; and

            (ii)  if to the Holders, at their respective addresses set forth on
                  Schedule 2.1 to the Securities Purchase Agreement, with a copy to Karen Weidemann, Esq., Reboul, MacMurry, Hewitt, Maynard &

                  Kristol, 45 Rockefeller Plaza, New York, New York 10111, Fax Number (212) 841-5725, Confirm Number (212) 841-5781.

or, in any such case, at such other address or addresses as shall have been furnished in writing by such party to the other. Any notice given hereunder shall be deemed given and delivered when delivered in person, or three days after mailing by mail or one day after delivery to an overnight express service for next day delivery, as the case may be.

      8. Consent to Amendments. This Agreement may not be amended or modified and no provisions hereof may be waived, without the written consent of the Company and each Holder. However, this Agreement may be amended, and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if the Company shall obtain the written consent to such amendment, action or omission to act, of the Required Holders, except that, without the prior written consent of one hundred percent (100%) of the Holders, no amendment to this Agreement shall change the Expiration Time of this Warrant, the Purchase Price of this Warrant or the number of shares issuable hereunder or change the percentage specified in the definition of Required Holders or consent to the assignment or transfer by the Company of its rights and obligations under this Agreement or the Ancillary Agreements. Each Holder of the Warrants shall be bound by any consent authorized by this Section 8 whether or not such Warrant shall have been marked to indicate such consent, but any Warrants issued thereafter may bear notation referring to any such consent. Any amendment or waiver of any provision of any Warrant shall be effective only for the purposes and period of time expressly set forth therein and shall not entitle the Company to any other waiver or amendment in similar or other circumstances. No course of dealing between the Company and any Holder of any Warrant, nor any failure to exercise or any delay in exercising on the part of the holder of any Warrant any right, remedy, power or privilege under any Warrant shall or operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under any Warrant preclude any other right, remedy, power or privilege. The rights, remedies, powers and privileges under the Warrants are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law. As used herein and in the Warrants, the term "this Agreement and the Ancillary Agreements" and references thereto shall mean this Agreement and the Ancillary Agreements as they may from time to time be amended or supplemented.

      9. Governing Law; Submission to Jurisdiction. This Warrant shall be construed in accordance with, and governed by, the internal laws of the State of New York as permitted by Section 5-401 of the New York General Obligations Law (or any similar successor provision) without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the State of New York. The Company hereby irrevocably and unconditionally:

            (a) submits itself and its properties in any legal action or proceeding relating to this Agreement and the Ancillary Agreements to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the general jurisdiction of the Courts of the

State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts of any thereof;

          (b) consents that any such action or proceeding may be brought in such courts and waives any obligation that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to it at its address set forth in or determined pursuant to Section 7.2 or at such other address of which the Holders shall have been notified pursuant thereto;

          (d) waives, to the maximum extent not prohibited by Law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 9 any punitive or exemplary damages and any damages which are not proximately caused by or the reasonably foreseeable result of the breach which is subject of such action or proceeding.

     The Company hereby acknowledges that:

          (e) it has been advised by counsel in the negotiation, execution and delivery of this Warrant, the Securities Purchase Agreement and the Ancillary Agreements;

          (f) the Holders do not have any fiduciary relationship with or duty to the Company arising out of or in connection with this Agreement, or the Ancillary Agreements; and

          (g) no joint venture or partnership exists between the Holders, on the one hand, and the Company, on the other hand, and the relationship of the Company and the Holders is that of, inter alia, debtor and creditor.

     THE COMPANY AND THE HOLDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, THE ANCILLARY AGREEMENTS AND FOR ANY COUNTERCLAIM THEREIN.

     THIS AGREEMENT AND THE ANCILLARY AGREEMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

        10. Stock to be Reserved. The Company will, at all times reserve and keep available out of its authorized Common Stock or its treasury shares solely for the purpose of issue upon the exercise of this Warrant as herein provided, such number of shares of Common Stock as shall then be issuable upon the exercise of this Warrant. The Company covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, Liens and charges with respect to the issue thereof, and without limiting the generality of the foregoing, the Company covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is all at all times equal to or less than the effective Purchase Price. The Company will take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable Law, or any requirements of any national securities exchange upon which the Common Stock of the Company may be listed. The Company will not take any action which results in any adjustment of the Purchase Price if the total number of shares of Common Stock issued and issuable after such action upon exercise of this Warrant would exceed the total number of shares of Common Stock then authorized by the Company's Articles of Incorporation. The Company has not granted and will not grant any right of first refusal with respect to shares issuable upon exercise of this Warrant, and there are no preemptive rights associated with such shares.

        11. Issue Tax. The issuance of certificates for shares of Common Stock upon exercise of the Warrants shall be made without charge to the Holder of such Warrant for any issuance tax in respect thereof provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Holder of the Warrant.

        12. Miscellaneous. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant is being executed as an instrument under seal. All nouns and pronouns used herein shall be deemed to refer to the masculine, feminine or neuter, as the identity of the person or persons to whom reference is made herein may require.

        13. Expiration. This Warrant shall expire, and be without further force and effect, at 5:00 P.M., New York time, on August 25, 2003.


                         [see attached signature page]

Dated: August 25, 1998                    INTRACEL CORPORATION

(Corporate Seal)                          By: /s/ SIMON R. MCKENZIE
                                             --------------------------------
                                             Simon R. McKenzie, President and
                                             Chief Executive Officer

                              FORM OF SUBSCRIPTION

                    (To be signed upon exercise of Warrant)

To Intracel Corporation:

     The undersigned, pursuant to the provisions of the Warrant issued by Intracel Corporation and amended on August 25, 1998 and held by the undersigned, hereby subscribes for and purchases at the price per share provided in such Warrant ______ shares of Common Stock issuable upon exercise of such Warrant, and

          (i) makes cash payment herewith in an amount equal to [___%] of the aggregate purchase price therefor;

          (ii) surrenders to the Company its Notes due __________ or such other promissory notes or other obligations issued by the Company, in accordance with Section 2(b)(ii) of such Warrant, as payment herewith in an amount equal to [____%] of the aggregate purchase price therefor;

          (iii) delivers to the Company other securities issued by the Company, in accordance with Section 2(b)(iii) of such Warrant, as payment herewith in an amount equal to [____%] of the aggregate purchase price therefor; and/or

          (iv) elects Net Issue Exercise as provided in Section 2(b)(iv) of such Warrant as to an amount equal to [____%] of the aggregate purchase price therefor.

          The combination of (i) through (iv) above shall equal 100% of the purchase price of the shares being issued upon exercise of the Warrant.


Dated:                          ______________________________________________
                                (Name must conform in all respects to name of holder as specified on the face of the Warrant)


                                HOLDER:

                                By:  _________________________________________
                                     Name:
                                     Title:
                                     Address:

                                                                       EXHIBIT C

                         REGISTRATION RIGHTS AGREEMENT

                                                                     EXHIBIT 4.3



                              INTRACEL CORPORATION


                          REGISTRATION RIGHTS AGREEMENT


         This Agreement is made as of August 25, 1998, by and among Intracel Corporation, a Delaware corporation (the "Company"), and the persons and entities listed on the signature pages hereof (the "Holders"), who are (a) holders of the Company's Series A-VI Common Stock Warrants (the "Series A-VI Warrants") to purchase the Company's Common Stock, par value $.0001 per share ("Common Stock"); (b) holders of the Company's Amended and Restated Series A-V Common Stock Warrants (the "Series A-V Warrants"); (c) holders of the Company's Amended and Restated Series A-II Common Stock Warrants (the "Series A-II Warrants"); (d) holders of certain Amended and Restated Series A-III Warrants (the "Series A-III Warrants") and (e) holders of an aggregate of 381,296 shares of the Company's Common Stock ("Existing Common Stock") and 259,568 shares of Series A-1 Preferred Stock which is convertible into shares of the Company's Common Stock. ("Existing Preferred Stock").

                                    PREAMBLE

         The Company desires to extend registration rights to the Holders of the Warrants.

         NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein, the Company and the Holders agree as follows:

         Section 1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

                  (a) "Commission" shall mean the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act.

                  (b) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar Federal statute and the rules and regulations thereunder, all as the same shall be in effect at the time.

                  (c) "Holders" shall have the meaning set forth in the preamble.

                  (d) "Initiating Holders" shall mean any Holder or Holders who initiate a registration pursuant to the terms of this Agreement.

                  (e) "Register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement, and compliance with applicable state securities laws of such states in which Holders notify the Company of their intention to offer Registrable Securities.

                  (f) "Registrable Securities" shall mean all of the following to the extent the same have not been sold to the public: (i) any and all shares of Common Stock of the Company issuable upon exercise of the Series A-II Warrants, the Series A-V Warrants, the Series A-VI Warrants and the Series A-III Warrants; (ii) Existing Common Stock and shares issuable upon conversion of Existing Preferred Stock, or (iii) stock issued in respect of securities referred to in (i) or (ii) above in any reorganization; or (iv) stock issued in respect of the securities referred to in (i), (ii) or (iii) as a result of a stock split, stock dividend, recapitalization or combination or upon the exercise of any rights, options, warrants or similar rights to purchase any Common Stock. Notwithstanding the foregoing, Registrable Securities shall not include otherwise Registrable Securities (i) sold by a person in a transaction in which his rights under this Agreement are not properly assigned; or (ii) (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under
Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale or
(C) the registration rights associated with such securities have been terminated pursuant to Section 12 of this Agreement.

                  (g) "Rule 144" shall mean Rule 144 under the Securities Act or any successor or similar rule as may be enacted by the Commission from time to time, but shall not include Rule 144A.

                  (h) "Rule 144A" shall mean Rule 144A under the Securities Act or any successor or similar rule as may be enacted by the Commission from time to time, but shall not include Rule 144.

                  (i) "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar Federal statute and the rules and regulations thereunder, all as the same shall be in effect at the time.

                  (j) "Warrants" shall mean collectively, the Series A-II Warrants, the Series A-V Warrants, the Series A-VI Warrants and the Series A-III Warrants.

         As used herein, all capitalized terms not otherwise defined herein shall have the meanings set forth in the Securities Purchase Agreement.

         Section 2. Demand Registration.

                  (a) If the Company shall receive from Initiating Holders a written request that the Company effect any registration with respect to not less than 20% of the shares of Common Stock which are Registrable Securities, the Company shall:

                           (i) promptly give written notice of the proposed registration to all other Holders; and

                           (ii) as soon as practicable use its best efforts to register (including, without limitation, the execution of an undertaking to file post-effective amendments and any other governmental requirements) all Registrable Securities which the Initiating Holders request to be registered within twenty (20) days after receipt of such written notice from the Company; provided, that the Company shall not be obligated to file a registration statement pursuant to this Section 2(a):

                                    (A) prior to the date which is 180 days from
                  the date the Company consummates its initial offering of Common Stock to the public pursuant to a registration statement filed under the Securities Act, which offering requires such Common Stock to become registered under the Exchange Act; provided however that, in the event the Company receives a written request pursuant hereto to effect a registration prior to the date which is six (6) months from the date of the consummation of the Company's initial public offering, the Company shall prepare the registration statement covering the Registrable Securities so that it may be filed as soon as practicable upon the expiration of such six (6) month period;

                                    (B) in any particular state in which the
                  Company would be required to execute a general consent to service of process in effecting such registration;

                                    (C) within 120 days following the effective
                  date of any registered offering of the Company's securities to the general public in which the Holders of Registrable Securities shall have been able effectively to register all Registrable Securities as to which registration shall have been requested;

                                    (D) in any registration having an aggregate
                  offering price (before deduction of underwriting discounts and expenses of sale) of less than $5.0 million; or

                                    (E) after the Company has effected one such
                  registration pursuant to this Section 2(a).

Subject to the foregoing clauses (A) through (E), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders and shall use reasonable best efforts to have such registration statement promptly declared effective by the Commission whether or not all Registrable Securities requested to be registered can be included; provided, however, that if the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed within such ninety-day (90-day) period and it is therefore essential to defer the filing of such registration statement, the Company shall have an additional period of not more than ninety (90) days after the expiration of the initial ninety-day (90-day) period within which to file such registration statement; provided, that (i) during such time the Company may not file a registration statement for securities to be issued and sold for its own account and (ii) the Company shall not utilize this right more than once in any twelve (12) month period. Notwithstanding anything to the contrary contained herein, the obligation of the Company under this Section 2(a) shall be deemed satisfied only when a registration statement covering all Registrable Securities specified in notices received as aforesaid, for sale in accordance with the method of disposition specified by the Required Holders, shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, all such Registrable Securities shall have been sold pursuant thereto.

                  (b) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request. In such event, the Company shall include such information in the written notice referred to in subsection 2(a)(i). If so requested in writing by the Company, the Initiating Holders shall negotiate with an underwriter selected by the Company with regard to the underwriting of such requested registration. The right of any Holder to registration pursuant to Section 2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this
Section 2(a), if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the securities of the Company held by directors, officers or employees and by shareholders other than the Initiating Holders shall be excluded from such registration pro rata (based on the number of securities each wishes to so register) to the extent so required by such limitation, and if a limitation of the number of shares is still required, then the managing underwriter may limit the number of Registrable Securities to be included in the registration, provided that no such reduction may reduce the securities being offered by the Holders to less than twenty-five percent (25%) of the total securities requested to be included in such registration and underwriting, allocated pro rata among the Initiating Holders based on the number of Registrable Securities otherwise requested to be included in such registration (and, in event such reduction results in less than twenty-five percent (25%) of the total securities requested to be included in such underwriting actually being included, such registration shall be cancelled and shall not count as a registration request under this Section 2). If any Holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter.

                  (c) In addition to all other rights of the Holders set forth herein, the Company shall be obligated to, without any prior demand from the Holders, file a Registration Statement to register the Registrable Securities and use its best efforts to cause such Registration Statement to become effective as soon as practicable following 180 days after the Company consummates its initial offering of Common Stock to the public.

         Section 3. Piggyback Registration.

                  (a) If at any time, or from time to time, the Company shall determine to register any of its securities for its own account or the account of any of its shareholders, other than a registration relating solely to employee benefit plans, or a registration relating solely to an

SEC Rule 145 transaction, a transaction relating solely to the sale of debt or convertible debt instruments or a registration on any form (other than Form S-1, S-2 or S-3, or their successor forms) which does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company will:

                           (i) give to each Holder written notice thereof as soon as practicable prior to filing the registration statement; and

                           (ii) include in such registration and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within fifteen (15) days after receipt of such written notice from the Company, by any Holder or Holders, except as set forth in subsection (b) below.

                  (b) If the registration is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to subsection 3(a)(i). In such event, the right of any Holder to registration pursuant to Section 3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 3, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the number of Registrable Securities to be included in the registration and underwriting and the number of Registrable Securities to be included in such offering shall be reduced to zero before any reduction in any securities to be offered by the Company on its own behalf. The Company shall so advise all Holders and the other Holders distributing their securities through such underwriting pursuant to piggy-back registration rights similar to this
Section 3, and the number of shares of Registrable Securities and other securities that may be included in the registration and underwriting shall be allocated among all Holders (and any other selling shareholders), pro rata, as nearly as practicable, based on the numbers of Registrable Securities and other shares held by selling shareholders, each such party wishes to register pursuant to this Section 3. If any Holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter. If, by the withdrawal of such Registrable Securities, a greater number of Registrable Securities held by other Holders may be included in such registration (up to the limit imposed by the underwriters), the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

         Section 4. Form S-3. The Company shall use its best efforts to qualify for registration on Form S-3 or its successor form. After the Company has qualified for the use of Form S-3, Initiating Holders shall have the right at any time to request registrations on Form S-3

(such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended method of disposition of shares by such Initiating Holders), subject to the following:

                  (a) The Company shall not be required to file a registration statement pursuant to this Section 4 within ninety (90) days of the effective date of any registration referred to in Sections 2 and 3 above;

                  (b) The Company shall not be required to file a registration statement pursuant to this Section 4 unless the Initiating Holder or Holders requesting registration propose to dispose of shares of Registrable Securities having an aggregate disposition price (before deduction of underwriting discounts and expenses of sale) of at least $250,000; and

                  (c) The Company shall not be required to file more than two
(2) registration statements pursuant to this Section 4 within any twelve (12) month period.

         The Company shall give written notice to all Holders of Registrable Securities of the receipt of a request for registration pursuant to this Section 4 and shall provide a reasonable opportunity for other Holders to participate in the registration; provided, that if the registration is for an underwritten offering, the right of any Holder to registration pursuant to Section 4 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other Holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 4, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the number of Registrable Securities to be included in the registration and underwriting. The Company shall so advise all Holders of Registrable Securities which would otherwise be registered and underwritten pursuant hereto, and the number of Registrable Securities that may be included in the registration and underwriting shall be allocated among the Holders and any other selling shareholders pro rata, as nearly as practicable, based on the number of Registrable Securities and shares held by selling shareholders, such Holder and any selling shareholders wish to include in a registration pursuant to this Section 4. If any Holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter. If, by the withdrawal of such Registrable Securities, a greater number of Registrable Securities held by other Holders may be included in such registration (up to the limit imposed by the underwriters), the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion used in determining the limitation as set forth above. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from such registration. Registrations effected pursuant to this Section 4 shall not be counted as requests for registration pursuant to Section 2.

         Section 5. Expenses of Registration. In addition to the fees and expenses contemplated by Section 6 hereof, all expenses incurred in connection with one registration pursuant to Section 2 hereof, and all registrations pursuant to Sections 3 and 4 hereof, including without limitation all registration, filing and qualification fees, printing expenses, fees and disbursements of counsel for the Company and expenses of any special audits of the Company's financial statements incidental to or required by such registration, shall be borne by the Company, except that the Company shall not be required to pay underwriters' fees, discounts or commissions relating to Registrable Securities or fees of legal counsel for the Holders.

         Section 6. Registration Procedures. In the case of each registration effected by the Company pursuant to this Agreement, the Company will keep each Holder participating therein advised in writing as to the initiation of each registration and as to the completion thereof. At its expense the Company will:

                  (a) keep such registration pursuant to Sections 2, 3 or 4 continuously effective until the date on which the Holder or Holders have completed the distribution described in the registration statement relating thereto;

                  (b) promptly prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act; and to keep such registration statement effective for that period of time specified in Section 6(a) above;

                  (c) furnish such number of prospectuses and other documents incident thereto as a Holder from time to time may reasonably request;

                  (d) use reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction, at the earliest possible moment;

                  (e) subject to Section 2(a)(ii)(B), register or qualify such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as any Holder or underwriter reasonably requires, and keep such registration or qualification effective during the period set forth in
Section 6(a) above;

                  (f) cause all Registrable Securities covered by such registrations to be listed on each securities exchange, including NASDAQ, on which similar securities issued by the Company are then listed;

                  (g) cause its accountants to issue to the underwriter, if any, or the Holders, if there is no underwriter, comfort letters and updates thereof, in customary form and covering matters of the type customarily covered in such letters with respect to underwritten offerings;

                  (h) cause its counsel to issue to the underwriter, if any, or to the Holders, if there is no underwriter, opinions in customary form and covering matters of the type customarily covered in such opinions with respect to underwritten offerings;

                  (i) enter into such customary agreements (including underwriting agreements in customary form);

                  (j) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

                  (k) immediately notify each Holder, at any time a prospectus covered by such registration statement is required to be delivered under the Securities Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

                  (l) take such other actions as shall be reasonably requested by any Holder.

         For purposes of Sections 2, 6(a) and 6(b) above, the period of distribution of Registrable Securities in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Registrable Securities in any other registration shall be deemed to extend until the earlier of the sale of all Registrable Securities covered thereby and six (6) months after the effective date thereof.

         Section 7. Indemnification.

                  (a) In the event of a registration, qualification or compliance of any of the Registrable Securities under the Securities Act pursuant to Sections 2, 3 or 4, the Company will indemnify and hold harmless each Holder of such Registrable Securities thereunder, each underwriter of such Registrable Securities thereunder and each other person, if any, who controls such Holder or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Holder, underwriter or controlling person may become subject under the Securities Act, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities was registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, any offering circular or other offering document or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act or any state securities law or rule or regulation promulgated under the Securities Act or any state securities law applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any reasonable legal and any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action; provided, that, not withstanding the foregoing, the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by an instrument duly executed by such Holder or underwriter specifically for use therein.

                  (b) Each Holder will, if Registrable Securities held by or issuable to such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify and hold harmless the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company and each underwriter within the meaning of the Securities Act, and each other Holder, each of such other Holder's officers, directors and partners and each person controlling such other Holder, against all claims, losses, expenses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other offering document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, partners, persons or underwriters for any reasonable legal or any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other offering document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder specifically for use therein; provided, however, the total amount for which any Holder, its officers, directors and partners, and any person controlling such Holder, shall be liable under this Section 7(b) shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of shares sold by such Holder under such registration statement bears to the total public offering price of all securities sold thereunder but not to exceed, in any event, the aggregate proceeds received by such Holder from the sale of Registrable Securities sold by such Holder in such registration, qualification or compliance.

                  (c) Each party entitled to indemnification under this Section 7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claims as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the

Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations hereunder, unless such failure resulted in actual detriment to the Indemnifying Party. The Indemnifying Party shall not be liable to indemnify any Indemnified Party for any settlement of any such action effected without the Indemnifying Party's consent. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation.

                  (d) Notwithstanding the foregoing, to the extent that the provisions on indemnification contained in the underwriting agreements entered into among the selling Holders, the Company and the underwriters in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall be controlling as to the Registrable Securities included in the public offering.

                  (e) If the indemnification provided for in this Section 7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other hand in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relevant fault of the Indemnifying Party and the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the amount any Holder shall be obligated to contribute pursuant to this Section 7(e) shall be limited to an amount equal to the proceeds to such Holder of the Registrable Securities sold pursuant to the registration statement which gives rise to such obligation to contribute.

                  (f) The indemnification provided by this Section 7 shall be a continuing right to indemnification and shall survive the registration and sale of any securities by any definition entitled to indemnification hereunder and the expiration or termination of this Agreement.

         Section 8. Lockup Agreement. In consideration for the Company agreeing to its obligations under this Agreement, each Holder agrees in connection with any underwritten registration of the Company's securities (whether or not such Holder is participating in such registration) upon the request of the Company and the underwriters managing the underwritten offering of the Company's securities, not to publicly sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company and such underwriters for such period of time (not to exceed 180 days in the case of the Company's initial public offering) from the effective date of such registration as the Company and the underwriters may specify.

         Section 9. Information by Holder. The Holder or Holders of Registrable Securities included in any registration shall promptly furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration' referred to herein.

         Section 10. Rule 144 and 144A Reporting. With a view to making available to Holders of Registrable Securities the benefits of certain rules and regulations of the Commission which may permit the sale of the Registrable Securities to the public without registration, the Company agrees at all times after ninety (90) days after the effective date of the first registration filed by the Company for an offering of its securities to the general public to:

                  (a) make and keep public information available, as those terms are understood and defined in Rule 144 and Rule 144A;

                  (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                  (c) furnish to each Holder so long as such Holder owns any Registrable Securities forthwith, upon written request, a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act (to the extent that it is then subject to any such reporting requirements), a copy of the most recent annual and quarterly report of the Company, and such other reports and documents filed by the Company under the Exchange Act as may be reasonably requested by such Holder in connection with availing the Holder of any rule or regulation of the Commission permitting the selling of such securities without registration.

         Section 11. Transfer of Registration Rights. The rights to cause the Company to register Registrable Securities of a Holder and keep information available granted to a Holder by the Company under Sections 2, 3, and 4, may be assigned by a Holder to any partner or shareholder of such Holder, to one or more affiliated partnerships managed by such Holder, any other Holder, to any "Affiliate" of the Holder as that term is defined by the Securities Purchase Agreement; to any "Qualified Institutional Buyer" as that term is defined by the Note executed as of the date hereof; or to a transferee or assignee who receives at least 50% of the shares of Common Stock which are Registrable Securities; provided, that the Company is given written notice by the Holder at the time of or within a reasonable time after said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being assigned, and that said transferee or assignee agrees in writing to be bound by the terms and provisions of this Agreement as if an original signatory thereto.

         Section 12. Termination of Rights.

                  (a) The rights of any particular Holder to cause the Company to register securities under Sections 2, 3 and 4 shall terminate with respect to such Holder at such time as such Holder is able to dispose of all of his Registrable Securities in one twelve-month period pursuant to the provisions of Rule 144.

                  (b) Notwithstanding the provisions of paragraph (a) of this
Section 12, all rights of any particular Holder under this Agreement shall terminate at 5:00 p.m. Eastern time on August 25, 2003.

         Section 13. Miscellaneous.

                  (a) Amendments. This Agreement constitutes the entire agreement of the parties within respect to the subject matter hereof and may be amended or modified only by a writing signed by the Company and the Required Holders of the Registrable Securities (as the term is defined in the Securities Purchase Agreement), as constituted from time to time. The Holders hereby consent to future amendments to this Agreement that permit future investors to be made parties hereto and to become Holders of Registrable Securities.

                  (b) Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute a single instrument.

                  (c) Notices, Etc. All notices and other communications required or permitted hereunder shall be in writing and may be sent initially by facsimile transmission and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (i) if to a Holder, at such Holder's address set forth on the books of the Company, or at such other address as such Holder shall have furnished to the Company in writing, or (ii) if to any other holder of any Registrable Securities, at such address as such holder shall have furnished the Company in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such securities who has so furnished an address to the Company, or (iii) if to the Company, one copy should be sent to the Company's current address at 1871 N.W. Gilman Blvd., Issaquah, Washington, or at such other address as the Company shall have furnished to the Holders. All such notices shall be effective and deemed duly given when received or when attempted delivery is refused.

                  (d) Non-Public Information. Any other provisions of this agreement to the contrary notwithstanding, the Company's obligation to file a registration statement, or cause such registration statement to become and remain effective, shall be suspended for a period not to exceed 30 days (and for periods not exceeding, in the aggregate, 60 days in any 24-month period) if there exists at the time material non-public information relating to the Company which, in the reasonable opinion of the Company, should not be disclosed.

                  (e) Severability. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

                  (f) Governing Law. This Agreement shall be governed by and construed under the laws of the State of New York without regard to principles of conflict of law.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.


                                             INTRACEL CORPORATION



                                             By:  /s/ SIMON R. McKENZIE
                                                  ------------------------------
                                                  Name:  Simon R. McKenzie
                                                  Title: President and Chief
                                                         Executive Officer


                                             Investors

                                             Northstar High Total Return Fund



                                             By:  /s/ MICHAEL A. GRAVES
                                                  ------------------------------
                                                  Name:  Michael A. Graves
                                                  Title: Vice President


                                             Northstar High Total Return Fund II



                                             By:  /s/ MICHAEL A. GRAVES
                                                  ------------------------------
                                                  Name:  Michael A. Graves
                                                  Title: Vice President


                                             Northstar High Yield Fund


                                             By:  /s/ MICHAEL A. GRAVES
                                                  ------------------------------
                                                  Name:  Michael A. Graves
                                                  Title: Vice President

                                           Northstar Strategic Income Fund



                                           By:  /s/ MICHAEL A. GRAVES
                                                --------------------------------
                                                Name:  Michael A. Graves
                                                Title: Vice President


                                           Northstar Balance Sheet Opportunities



                                           By:  /s/ MICHAEL A. GRAVES
                                                --------------------------------
                                                Name:  Michael A. Graves
                                                Title: Vice President

                                                                       EXHIBIT D

                       INTEREST ESCROW SECURITY AGREEMENT

                                                                   EXHIBIT 10.30



                       INTEREST ESCROW SECURITY AGREEMENT

                  This INTEREST ESCROW SECURITY AGREEMENT (the "Agreement"), dated as of August 25, 1998, among Northwestern Trust and Investors Advisory Company, as Depositary (in such capacity, the "Depositary"), the holders set forth on Schedule A attached hereto (the "Holders") of the certain promissory notes (the "Notes") dated the date hereof, of Intracel Corporation, a Delaware corporation (the "Company"), and the Company. All references herein to the "UCC" shall mean the Uniform Commercial Code as in effect on the date hereof in the State of New York, and all references herein to the "Revised UCC" shall mean the 1994 Official Text of Article 8 of the Uniform Commercial Code with conforming amendments to Article 9.

                                    RECITALS

                  A. Pursuant to that certain Securities Purchase Agreement dated as of August 25, 1998 (the "Securities Purchase Agreement"), between the Company, its Subsidiaries and the Holders, the Company is issuing the Notes (as that term is defined in the Securities Purchase Agreement).

                  B. Pursuant to the Securities Purchase Agreement, the Company shall initially deposit in the Securities Account (as defined in Section 2(a) hereof) Four Million Nine Hundred and Twenty Thousand Dollars ($4,920,000) in cash (which amount will be sufficient to pay, together with the proceeds from the investment thereof, a minimum of twelve months interest on the Notes) to be held in the Securities Account subject to the terms and conditions of this Agreement.

                  C. Pursuant to the Securities Purchase Agreement, the Company shall be required to deposit certain additional amounts in the Securities Account in cash.

                  D. As security for its Obligations (as such term is defined in the Security Agreement, dated as of the date hereof among the Company and the Holders (the "Securities Agreement")) under the Securities Purchase Agreement, the Notes and the Ancillary Agreements, the Company hereby grants to the Holders, a first priority perfected Security Interest in and Lien upon the Securities Account.

                  E. The parties have entered into this Agreement in order to
(i) create the Security Interest in favor of the Holders of the Securities Account, (ii) obtain certain assurances herein from the Depositary, including, without limitation, establishing the Holders' control (within the meaning of the Revised UCC) over the Securities Account, and (iii) set forth the manner in which funds will be disbursed from the Securities Account and released from the Security Interest and Lien described above.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the premises and mutual representations, warranties, covenants, agreements and other consideration contained and exchanged herein, the receipt and sufficiency of which are hereby acknowledged and intending to be legally bound, the parties hereto covenant and otherwise agree as follows:

                  1. Defined Terms. For all purposes of this Agreement, all capitalized terms not otherwise defined below, shall have the same meaning set forth in the Securities Purchase Agreement.

                  "Affiliate" has the meaning specified in Section 1.1 of the Securities Purchase Agreement.

                  "Available Funds" means (A) the sum of (i) the cash equal to the Initial Deposit Amount, (ii) subsequent cash amounts deposited, if any, into the Securities Account, (iii) cash interest or dividends paid into the Securities Account with respect to the funds in the Securities Account from time to time and (iv) the Fair Market Value of holdings of Marketable Securities in the Securities Account, less (B) the aggregate cash disbursements previously made pursuant to this Agreement.

                  "Business Day" means any day of the week other than Saturday, Sunday and days on which banking institutions in Seattle, Washington are closed.

                  "Collateral" shall have the meaning given in Section 5(a) hereof.

                  "Default" shall have the meaning ascribed to it in the Notes.

                  "Eligible Institution" has the meaning specified in Section
1.1 of the Securities Purchase Agreement.

                  "Event of Default" shall have the meaning ascribed to it in the Notes.

                  "Initial Deposit Amount" shall mean $4,920,000

                  "Interest Payment Date" means, for any year, November 25, February 25, May 25 and August 25, beginning with the Interest Payment Date of November 25, 1998.

                  "Issue Date" means August 25, 1998.

                  "Marketable Securities" means the following securities or financial Assets maturing not later than 180 days after their acquisition: (i) U.S. Treasury Bills, notes and bonds payable thereby and agreements to repurchase such instruments; (ii) any certificate of deposit issued by, or time deposit of, an Eligible Institution; (iii) commercial paper issued by a corporation (other than an Affiliate of the Company) with a rating, at the time as of which any investment therein is made, of "A-1" (or higher) according to S&P or "P-1" (or higher) according to Moody's; (iv) any banker's acceptances or money market deposit accounts issued or offered by an Eligible Institution; and
(v) any Investment Company (as such term is defined by the Investment Company Act of 1940) fund investing exclusively in investments of the types described in clauses (i) through (iv) above.

                  "Payment Notice and Disbursement Request" means a notice sent by the Required Holders to the Depositary, which may be in the form of Exhibit A hereto.

                  "Qualified Equity Transaction" means the sale by the Company of its securities, whether in a public offering registered under the Securities Act of 1933, as amended, or otherwise, which sale has an aggregate offering price of not less than $40,000,000 and results in aggregate proceeds to the Company (net of selling expenses and underwriters' discount or selling agent's commission) of not less than $35,000,000.

                  "Required Holders" has the meaning specified in Section 1.1 of the Securities Purchase Agreement.

                  "Securities Account" shall have the meaning given in Section 2(a).

                  "Security Interest" has the meaning specified in Section 1(a) of the Security Agreement.

         2.       Securities Account.

                  (a) Establishment of Securities Account. The Depositary hereby confirms and agrees that (i) the Depositary has established account number "000398" under the name "Escrow A/C" (such account and any successor account, the "Securities Account"), (ii) the Securities Account is a "securities account" as such term is defined in Section 8-501(a) of the Revised UCC, (iii) the Depositary shall, subject to the terms of this Agreement, treat the Holders as the parties entitled to exercise the rights that comprise any financial Asset credited to the Securities Account, (iv) all Assets delivered to, and actually received by, the Depositary pursuant, to this Agreement will be promptly credited to the Securities Account, and (v) all securities or other Assets underlying any financial Assets credited to the Securities Account shall be registered in the name of the Depositary or one of its agents or nominees, indorsed to the Depositary or in blank or credited to another securities account maintained in the name of the Depositary and in no case will any financial Asset credited to the Securities Account be registered in the name of the Company, payable to the order of the Company or specially indorsed to the Company except to the extent the foregoing have been specially indorsed to the Depositary or in blank.

                  (b) Investment of Funds in Securities Account. Funds deposited in the Securities Account shall be invested and reinvested only upon the following terms and conditions:

                           (i) Acceptable Investments. All funds deposited or
                  held in the Securities Account at any time shall be invested in cash or Marketable Securities. Unless a Default or Event of Default or any event that with the lapse of time or the giving of notice, or both, would constitute an Event of Default has occurred or would result therefrom or the Required Holders have otherwise notified the Depositary, the Company may instruct the Depositary in writing with respect to the Marketable Securities in which the funds will be invested. The Depositary shall have the right with acquittance and without liability to rely on any such instructions from the Company unless the Depositary shall have been notified otherwise in writing by the Required Holders.

                           (ii) Security Interest in Investments. No investment
                  of funds in the Securities Account shall be made unless the Company has certified to the Required Holders, with a copy of the certification being sent to the Depositary, that, upon such investment, the Holders will have a first priority perfected security interest in the applicable investment.

                           (iii) Interest and Dividends. All interest earned and
                  dividends paid on funds invested in cash or Marketable Securities shall be deposited in the Securities Account as additional Collateral for the exclusive benefit of the Holders of the Notes and shall be reinvested in accordance with the terms hereof at the Company's direction, unless a Default or Event of Default or an event that with the lapse of time or the giving of a notice or both, would constitute an Event of Default has occurred and the Required Holders have notified the Depositary in writing that it should only take direction from the Required Holders or should no longer take further written direction from the Company.

                  3. Funding Requirements. The Company shall direct the Purchasers to and the Purchasers shall deposit by wire transfer in accordance with the written instruction received from the Depositary on the Closing Date in the Securities Account the Initial Deposit Amount. Thereafter, the Company shall be required to replenish the funds in the Securities Account to the extent necessary on each Interest Payment Date at such times when the Available Funds in the Securities Account are less than the appropriate amounts as specified in clauses (A) and (B) of this Section 3 (the "Shortfall"), and such replenishment shall be made in the amount of such Shortfall within five (5) Business Days after such notification of the Shortfall has been provided. The Company shall be entitled to rely conclusively in making the foregoing determination on information provided to it by the Depositary. The balance in the Securities Account shall be maintained, as of each Interest Payment Date, at an amount sufficient to provide (A) for the period prior to the date on which the Company notifies the Depositary in writing of the consummation of a Qualified Equity Transaction (the "Effective Date") (and thereafter if the Effective Date is not on or before July 1, 1999), for the next four successive payments of interest on the then Outstanding Notes on the applicable Interest Payment Dates, and, if necessary, (B) provided the Effective Date is on or before July 1, 1999, thereafter, the funds in the Securities Account shall be replenished to an amount sufficient to pay the next four successive payments of interest, and, after two successive full payments of interest thereafter, the funds shall thereafter be maintained at a level sufficient to pay the next two successive payments of interest on the then Outstanding Notes on the applicable Interest Payment Dates. The Company's obligation to provide such funds and to maintain such balance as described in either clause (A) or (B) above shall, in all respects, terminate on the date on which the Company shall have fully paid all interest accrued through and including the twelfth successive Interest Payment Date (the "Termination Date"). The Depositary agrees to send a statement not less frequently than quarterly by the fifteenth day of each month in which the Depositary provides such statement, a statement of the balance and activity in the Securities Account for the period covered by such statement.

         4.       Disbursements.

                  (a) Payment Notice and Disbursement Requests; Disbursements. Prior to the disbursement of any funds from the Securities Account by the Depositary, the Company must deliver to the Depositary the written consent of the Holders to such disbursement. The Company shall obtain such written consent by delivering notice (the "Disbursement Notice") to the Holders of a proposed disbursement five (5) Business Days prior to such date on which such disbursement is to be made (the "Disbursement Date"), which Disbursement Notice shall contain the time period to which such payment applies and the amount of the disbursement. Promptly after receipt of the Disbursement Notice from the Company, the Holders shall notify the Depositary of their consent, if any, to the disbursement of funds on the Disbursement Date by delivery of a Payment Notice and Disbursement Request substantially in the form of Exhibit A attached hereto. No disbursements of funds from the Securities Account shall be made by the Depositary without receipt of the Payment Notice and Disbursement Request from the Holders authorizing such disbursement.

                  (b) All disbursements from the Securities Account must be made in cash and shall apply solely to the payment of interest due under the Notes, except in the event of a Default, an Event of Default, or an event that with the lapse of time or the giving of notice, or both, would constitute an Event of Default, or termination of this Agreement in accordance with the provisions of
Section 6 hereof, in which case written notice thereof shall be provided to the Depositary by the Required Holders and disbursements of amounts from the Securities Account shall be made in accordance with the provisions of Section 6(b)(v) of the Notes.

                  (c) Notwithstanding the provisions contained in Section 4(a) above, the Holders may, at any time or from time to time, issue a written payment demand to the Depositary without any prior notice to or from the Company if: (i) there shall be interest due under the Notes which is five (5) or more days past due; or (ii) in their reasonable judgment, the Required Holders have concluded that a Default, Event of Default or event that with the lapse of time or the giving of notice, or both, would constitute an Event of Default has occurred and is continuing, or would result therefrom under Section 6(a)(vi) of the Notes and written notice thereof shall be provided to the Depositary by the Required Holders. The Depositary shall pay to the Holders promptly after receipt of their payment demand, the sums specified therein with respect to any payments due pursuant to the provisions of this Section 4(c).

                  (d) Retired Notes. In the event that the funds held in the Securities Account exceed the respective amounts provided for in Section 3 hereof (or, in the event an interest payment or payments have been made, an amount sufficient to provide for payment in full of any interest payment remaining, up to and including such scheduled interest payments), the Required Holders will be permitted to release to the Company any such excess amount if no Default or Event of Default or event that with the lapse of time, or the giving of notice, or both, would constitute an Event of Default, then exists under the Notes.

         5.       Grant of Security Interest.

                  (a) The Company hereby irrevocably grants a first priority perfected security interest in and pledges, assigns and sets over to the Holders all of the Company's right, title and interest in the Securities Account, and all Assets now or hereafter placed or deposited in, or delivered to the Depositary for placement or deposit in, the Securities Account, including, without limitation, all cash and other funds held therein, all Marketable Securities in the Securities Account established by (or otherwise maintained in the name of) the Depositary pursuant to Section 2 and security entitlements credited to or held in the Securities Account, and all proceeds thereof as well as all rights of the Company under this Agreement (collectively, the "Collateral"), in order to secure all Obligations (as defined in the Security Agreement) of the Company under the Securities Purchase Agreement, the Notes and the Ancillary Agreements.

         The Depositary and the Company hereby acknowledge the Holders' security interest as set forth above. The Company shall take all actions necessary on its part to perfect, protect, maintain and insure the continuance of a first priority perfected Security Interest in the Collateral in favor of the Holders in order to secure all Obligations.

         The rights and powers granted herein to the Holders have been granted in order to perfect their Security Interest in the Securities Account, are powers coupled with an interest and shall neither be affected by the bankruptcy of the Company nor by the lapse of time.

                  (b) Upon demand, the Company will execute and deliver to the Holders such instruments and documents as the Holders may reasonably deem necessary or advisable to confirm or perfect their rights under this Agreement and their interest in the Collateral. The Holders shall be entitled to take all necessary action to preserve and protect the Security Interest created hereby as a Lien and encumbrance upon the Collateral.

                  (c) The Company hereby appoints the Holders as its attorney-in-fact with full power of substitution to do any act which the Company is obligated hereunder to do, and the Holders may exercise such rights as the Company might exercise with respect to the Collateral and take any action in the Company's name to protect the Holders' Security Interest hereunder.

                  (d) In addition to the rights provided in this Agreement upon a Default or an Event of Default, and for so long as such Default or Event of Default or event that with the lapse of time or the giving of notice, or both, would constitute an Event of Default continues or would result therefrom, the Holders may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party under the UCC, the Revised UCC (if applicable) or other applicable Law, including, without limitation, collecting payment from the Company of any attorney fees incurred by the Holders in exercising such rights and remedies. The Holders may also, upon a Default or an Event of Default or event that with the lapse of time or the giving of notice, or both, would constitute an Event of Default, without notice to the Company except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Holders' offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Required Holders may deem commercially reasonable. The Company acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale. The Company agrees that, to the extent notice of sale shall be required by law, ten (10) days' notice to the Company of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification within the meaning of the UCC, the Revised UCC, or any other applicable law. The Required Holders shall not be obligated to make any sale regardless of notice of sale having been given. The Required Holders may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

         6. Termination. (a) On the Termination Date, all funds remaining in the Securities Account shall be disbursed by wire transfer as follows:

                  (i) to the Holders, in an amount equal to all accrued unpaid past due interest on the Notes;

                  (ii) to the Holders in an amount equal to all accrued unpaid interest due on the Notes;

                  (iii) to the Holders in an amount equal to all accrued unpaid and past due amounts under the Securities Purchase Agreement, the Notes and any of the Ancillary Agreements;

                  (iv) to the Holders in an amount equal to all other accrued unpaid amounts under the Securities Purchase Agreement, the Notes and any of the Ancillary Agreements;

                  (v) to the Holders in an amount equal to the aggregate principal amount Outstanding under the Notes; and

                  (vi) any surplus of such cash or cash proceeds held by the Holders through the Depositary and remaining on or after the Termination Date shall be paid over to the Company or to whosoever may be lawfully entitled to receive such surplus or as a court of competent jurisdiction may direct.

                  (b) The Company and the Required Holders shall provide the Depositary with written instructions regarding the disbursements to be made pursuant to Section 6(a) on the Termination Date at least five (5) Business Days prior to the Termination Date.

                  (c) This Agreement shall terminate automatically ten (10) days following disbursement of all funds remaining in the Securities Account (including proceeds from the sale of Marketable Securities), unless sooner terminated by agreement of the parties hereto (in accordance with the terms hereof, not in violation of the Notes, and provided that the Holders may not agree to such earlier termination unless they have received the consent of all Holders of all of the Notes then outstanding); provided, however, that until such tenth day, the Company will cause this Agreement (or any permitted successor agreement) to remain in effect and will cause the Depositary (including any permitted successor thereto) to continue to act hereunder (or under any such permitted successor agreement).

         7. "Financial Assets" Election. The Depositary hereby agrees that each item of property (whether investment property, financial Asset, security, instrument or cash) comprising the Initial Deposit Amount, Available Funds, Collateral, or any other property otherwise credited to the Securities Account shall be treated as a "financial asset" within the meaning of Section 8-102(a)(9) of the Revised UCC.

         8. Entitlement Orders. If at any time the Depositary shall receive an "entitlement order" (within the meaning of Section 8-102(a)(8) of the Revised
UCC) issued by the Holders and relating to the Securities Account, the Depositary shall comply with such entitlement order without further consent by the Company or any other person.

         9. Subordination of Lien; Waiver of Setoff. In the event that the Depositary has or subsequently obtains by agreement, operation of law or otherwise a security interest in the Securities Account or any security entitlement credited thereto, the Depositary hereby agrees that such security interest shall be subordinate to the Security Interest of the Holders. The financial Assets and other items deposited to the Securities Account shall not be subject to deduction, set-off, banker's Lien, or any other right in favor of any person other than the Holders (except that the Depositary may set off (a) all amounts due to the Depositary in respect of the Depositary's customary fees and expenses for the routine maintenance and operation of the Securities Account and (b) the face amount of any checks which have been credited to the Securities Account but are subsequently returned unpaid because of uncollected or insufficient funds).

         10. Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants that this Agreement has been duly authorized, executed and delivered on its behalf and constitutes the legal, valid and binding obligation of the Company. The execution, delivery and performance of this Agreement by the Company does not violate any applicable Law to which the Company is subject and does not require the consent of any governmental or other regulatory body to which the Company is subject, except for such consents and approvals as have been obtained and are in full force and effect.

         11. Representations, Warranties and Covenants of the Depositary. The Depositary hereby makes the following representations, warranties and covenants:

                  (a) The Securities Account has been established as set forth in Sections 2 through 4 above and shall be maintained in the manner set forth herein until termination of this Agreement. The Depositary shall not change the name or account number of the Securities Account without the prior written consent of the Required Holders.

                  (b) No financial Asset is or shall be registered in the name of the Company, payable to the Company's order, or specially endorsed to the Company, except to the extent such financial asset has been endorsed to the Depositary or in blank.

                  (c) This Agreement is the valid and legally binding obligation of the Depositary duly authorized, executed and enforceable in accordance with its terms.

                  (d) The Depositary has not entered into, and until the termination of this Agreement shall not enter into, any agreement with any other Person relating to any of the Securities Account and/or any financial Assets credited thereto pursuant to which it has agreed to comply with entitlement orders (as defined in Section 8-102(a)(8) of the Revised UCC) of such person. The Depositary has not entered into any other agreement with the Company or the Holders purporting to limit or condition the obligation of the Depositary to comply with entitlement orders as set forth in Section 8 hereof.

                  (e) The Depositary shall at all times act as a "financial intermediary" (within the meaning of Section 8-313(4) of the UCC) or as a "securities intermediary" (within the meaning of Section 8-102(a)(14) of the Revised UCC), and as a custodian of funds, as applicable, and will comply with all applicable regulations.

         12. Automatic Stay. If the Company becomes the subject of a bankruptcy or a reorganization case under the United States Bankruptcy Code, the automatic stay imposed by section 362 of the United States Bankruptcy Code will be deemed lifted (or, in the event that a court does not recognize the validity of such deemed lifting of the automatic stay, the parties will use their best efforts to seek relief from the stay), insofar as such stay affects enforcement of the security interest in the Securities Account granted thereby.

         13. Fees and Expenses. The Company agrees to pay the Depositary reasonable compensation for its basic services rendered pursuant to this Agreement. The fees shall be paid within 30 days after the Company has been billed by the Depositary, except for the document review and set-up fee of $1000 plus out-of-pocket legal review expenses which shall be paid by the Company upon establishment of the Securities Account. In the event the Depositary renders any material service not contemplated in this Agreement, or there is any assignment of interest in the subject matter of this Agreement, or any material modification hereof, or if any material controversy arises hereunder, or the Depositary is made a party to any litigation pertaining to this Agreement, or the subject matter hereof, then the Depositary shall also be reasonably compensated by the Company for such extraordinary services and reimbursed by the Company for all costs and expenses, including reasonable attorneys' fees, occasioned by any controversy, litigation or event.

         14. Resignation or Removal of the Depositary. The Depositary may resign upon 30 days' advance written notice of resignation to the Company and the Holders. The Company and the Holders may also jointly at any time remove the Depositary by giving written notice to the Depositary. If the Depositary shall resign or be removed, a successor Depositary, which shall be either a bank, trust company or other financial institution constituting an Eligible Institution (as that term is defined in Section 1.1 of the Securities Purchase Agreement) having an office in the State of Washington and satisfactory to the Company and the Holders, shall be appointed by written instrument executed and delivered by the Company and the Holders to the Depositary and to such successor depositary, and upon the resignation or removal of the predecessor Depositary, the successor depositary shall, without any further act, deed or conveyance, become vested with all the right, title and interest to all property held hereunder, of such predecessor Depositary; provided that such predecessor Depositary shall, on the written request of the Company and the Holders, execute and deliver to such successor depositary an instrument transferring to such successor depositary all right, title and interest hereunder in and to the Securities Account and all other rights hereunder, of such predecessor Depositary. If no successor depositary has been appointed at the end of 30 days after notice of resignation by the Depositary, the Depositary hereunder may petition any court of competent jurisdiction to name a successor depositary.

         15. Depositary Not a Party to Other Agreement. By entering into this Agreement, the Depositary is a party only to this Agreement and the Depositary does not become a party to any other agreement, including, but not limited to, the Securities Purchase Agreement.

         16. Reliance. The Depositary may act upon any instrument or other writing believed by it in good faith to be genuine and to be signed or presented by the proper person or persons and shall not be liable in connection with the performance by it of its duties pursuant to the previsions hereof, except for its own willful default or gross negligence. The Company and the Holders shall, jointly and severally, indemnify and save harmless the Depositary for all claims, losses, costs, damages, liabilities and expenses which may be incurred on the part of the Depositary, arising out of or in connection with its entering into this Agreement and carrying out its duties hereunder due to:

                  (a) The Depositary's failure to ascertain or comply with the terms of any document, other than this Agreement, and all Exhibits and Schedules attached hereto, unless that document is filed and the Depositary is expressly instructed by this Agreement to comply with a specified paragraph or provision of that document. The Company agrees to indemnify and pay the Holders for any of the Holders' losses, costs, damages, liabilities and expenses ("Holders' Losses") which may be incurred by the Holders as a result of the indemnity provided to the Depositary under this Section 16 except for any Holders' Losses paid to the Depositary by the Holders as a result of the Holders' gross negligence or willful misconduct.

                  (b) Forgeries or false impersonations.

                  (c) Exercise of the Depositary's discretion in any particular manner in any situation in which the Depositary is authorized by this Agreement to exercise its discretion.

                  (d) Any reason other than the Depositary's gross negligence or willful misconduct in following this Agreement and acting as Depositary hereunder.

         17.      Miscellaneous.

                  (a) Waiver. Any party hereto may specifically waive any breach of this Agreement by any other party (provided, in the case of any such waiver by a Holder, that it shall first have obtained the written consent of the Required Holders, but no such waiver shall be deemed to have been given unless such waiver is in writing, signed by the waiving party and specifically designating the breach waived, nor shall any such waiver constitute a continuing waiver of similar or other breaches.

                  (b) Invalidity. If for any reason whatsoever any one or more of the provisions of this Agreement shall be held or deemed to be inoperative, unenforceable or invalid in a particular case or in all cases, such circumstances shall not have the effect of rendering any of the other provisions of this Agreement inoperative, unenforceable or invalid, and the inoperative, unenforceable or invalid provision shall be construed as if it were written so as to effectuate, to the maximum extent possible, the parties' intent.

                  (c) Assignment. This Agreement is personal to the parties hereto, and the rights and duties of any party hereunder shall not be assignable except with the prior written consent of the Company and the Holders. Notwithstanding the foregoing, this Agreement shall inure to and be binding upon the parties and their successors and permitted assigns.

                  (d) Benefit. The parties hereto and their successors and permitted assigns, but no others, shall be bound hereby and entitled to the benefits hereof and to enforce this Agreement.

                  (e) Time. Time is of the essence with respect to each provision of this Agreement.

                  (f) Entire Agreement; Amendments. This Agreement, the Securities Purchase Agreement, the Notes and the other Ancillary Agreements identified in the Securities Purchase Agreement contain the entire agreement among the parties with respect to the subject matter hereof and supersede any and all prior agreements, understandings and commitments, whether oral or written. This Agreement may be amended only with the consent of the Company and the Required Holders, and in the case of any provision referring to the rights and duties of the Depositary, the Depositary.

                  (g) Notices. All notices and other communications required or permitted to be given or made under this Agreement shall be in writing and shall be deemed to have been duly given and received, regardless of when and whether received, either: (a) on the day of hand delivery; (b) three Business Days following the day sent, when sent by United States certified mail, postage and certification fee prepaid, return receipt requested, addressed as set forth below; or (c) one Business Day following the day timely delivered to a next-day air courier addressed as set forth below:

                           To the Company:

                           Intracel Corporation
                           2005 NW Sammamish Road, Suite 107
                           Issaquah, Washington 98027
                           Attention: Simon R. McKenzie
                           Telecopy:  425-392-2992
                           Telephone:  425-557-1894

                           To the Holders:

                           300 Stamford Place
                           Stamford, Connecticut 06902
                           Attention:  Michael Graves
                           Telecopy: 203-862-8601
                           Telephone:203-863-6224

                           To the Depositary:

                           1201 Third Avenue, 20th Floor
                           Seattle, Washington  98101
                           Attention:  Robert T. Leighton
                           Telecopy:  (206) 442-6401
                           Telephone:  (206) 442-6409
or at such other address as the specified entity most recently may have designated in writing in accordance with this Section.

                  (h) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                  (i) Captions. Captions in this Agreement are for convenience only and shall not be considered or referred to in resolving questions of interpretation of this Agreement.

                  (j) Choice of Law. The existence, validity, construction, operation and effect of any and all terms and provisions of this Agreement shall be determined in accordance with and governed by the Laws of the State of New York, without regard to principles of conflicts of Laws that would result in the application of the Law of any jurisdiction other than the State of New York. Regardless of any provision in any other agreement, for purposes of the UCC or the Revised UCC, New York shall be deemed to be the Depositary's location and the Securities Account (as well as the securities entitlements related thereto) shall be governed by the Laws of the State of New York. The parties to this Agreement hereby agree that jurisdiction over such parties and over the subject matter of any action or proceeding arising under this Agreement may be exercised by a competent Court of the State of New York, or by a United States Court, sitting in New York City. The Company hereby submits to the personal jurisdiction of such courts, hereby waives personal service of process upon it and consents that any such service of process may be made by certified or registered mail, return-receipt requested, directed to the Company at its address last specified for notices hereunder, and service so made shall be deemed completed five (5) days after the same shall have been so mailed, and hereby waives the right to a trial by jury in any action or proceeding with the Depositary.

                  (k) Each of the Depositary and the Holders hereby represents and warrants that this Agreement has been duly authorized, executed and delivered on its behalf and constitutes its legal, valid and binding obligation.

                  (l) Conflict With Other Agreements. There are no other agreements entered into between the Depositary and the Company with respect to the Securities Account. In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail.

                  (m) Notice of Adverse Claims. Except for the claims and interest of the Holders and of the Company in the Securities Account, the Depositary does not know of any claim to, or interest in, the Securities Account or in any "financial Asset" (as defined in Section 8-102(a) of the Revised UCC) credited thereto. If any Person asserts any Lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Securities Account or in any financial Asset carried therein, the Depositary shall promptly notify the Holders and the Company thereof.

                  (n) Execution of Agreement. The execution of this Agreement by the Depositary shall conclusively evidence its acceptance and agreement to the terms hereof.

                  IN WITNESS WHEREOF, the parties have executed and delivered this Interest Escrow Security Agreement as of the day first above written.

COMPANY:                                Intracel Corporation

                                        By: /s/ SIMON McKENZIE
                                            ------------------------------------
                                        Name:     Simon McKenzie
                                        Title:    President and Chief
                                                  Executive Officer

HOLDERS:                                NORTHSTAR HIGH YIELD FUND

                                        By: /s/ MICHAEL A. GRAVES
                                            ------------------------------------
                                        Name:     Michael A. Graves
                                        Title:    Vice President

                                        NORTHSTAR HIGH TOTAL RETURN FUND


                                        By: /s/ MICHAEL A. GRAVES
                                            ------------------------------------
                                        Name:     Michael A. Graves
                                        Title:    Vice President

                                        NORTHSTAR HIGH TOTAL RETURN FUND II


                                        By: /s/ MICHAEL A. GRAVES
                                            ------------------------------------
                                        Name:    Michael A. Graves
                                        Title:   Vice President

                                        NORTHSTAR STRATEGIC INCOME FUND


                                        By: /s/ MICHAEL A. GRAVES
                                            ------------------------------------
                                        Name:     Michael A. Graves
                                        Title:    Vice President

DEPOSITARY:                             NORTHWESTERN TRUST AND INVESTORS
                                        ADVISORY COMPANY, as Depositary

                                        By: /s/ DAVID C. WILLIAMS
                                            ----------------------------------
                                           Name:   David C. Williams
                                           Title:  President & CEO

                                    EXHIBIT A

                 Form of Payment Notice and Disbursement Request

                                     [Date]

___________________
___________________
___________________


Attention:  Corporate Agent
            Administration Department


            Re: Disbursement Request No. ____
                [indicate whether revised]

Ladies and Gentlemen:

               We refer to the Interest Escrow Security Agreement, dated as of _________ (the "Interest Escrow Security Agreement") among you (the "Depositary"), the undersigned as Holders, and Intracel Corporation, a Delaware corporation (the "Company"). Capitalized terms used herein shall have the meaning given in the Interest Escrow Security Agreement.

               This letter constitutes a Payment Notice and Disbursement Request under the Interest Escrow Security Agreement.

               The undersigned hereby directs that you make a disbursement of funds contained in the Securities Account in the amount of $________ to the Holders for payment of _________.

               The Depositary is entitled to rely on the foregoing in disbursing funds relating to this Payment Notice and Disbursement Request.

                                          _________, as Holders



                                          By: __________________________________
                                              Name:
                                              Title:

                                    EXHIBIT B

                             Investment Instructions

                      All sums on deposit shall be invested
                        in cash or Marketable Securities.

                                    EXHIBIT C

                                 Depositary Fees

                                                                   EXHIBIT 10.30

                                   Schedule A

See attached.

                                                                      SCHEDULE A

                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

                        PATENTS AND PATENT APPLICATIONS


Title                                                               Country     Patent #      Allowed App #     Filed App #
Monoclonal Antibodies

Tumor specific monoclonal antibodies                                 US         4,828,991

Tumor associated monoclonal antibodies derived from                  US         4,997,762
human B-cell line                                                               5,180,814

                                                                     AT         E71410

                                                                     AU         589,351
                                                                                635,511

                                                                     BE         0151030

                                                                     CA                                          ??3130

                                                                     CH         0151030

                                                                     DE         P3585093

                                                                     DK                                          408/85

                                                                     EP         0151030

                                                                     ES         539,987

                                                                     FR         0151030

                                                                     GB         0151030

                                                                     GR         850,179

                                                                     HU         209,519

                                                                     IE         58,859

                                                                     IL         74,156
                                                                                91,045

                                                                     IT         0151030

                                                                     JP         2021518                         269230/93

                                                                     LU         0151030

                                                                     NL         0151030

                                                                     NZ         210,867

                                                                     PT         79,894

                                                                     SE         0151030

                                                                     ZA         8,500,689

                                                                      Schedule A

                        PATENTS AND PATENT APPLICATIONS


Title                                                              Country     Patient #     Allowed App #     Filed App #
Tumor specific monoclonal antibodies                                US          5,106,738

Tumor associated monoclonal antibody 81AV78                         US          5,348,880

                                                                    AU          656785

                                                                    CA                                            2108767

                                                                    EP                                            92913154.8

                                                                    FI                                            935038

                                                                    JP                                            500176/93

                                                                    KR                                            93/703412

                                                                    WO                                            US92/04023

Tumor associated monoclonal antibodies                              US          5,474,755

Monoclonal Antibody 88BV59                                          US                                            08/341469

                                                                    AU          651,261

                                                                    CA                                            2083542

                                                                    EP                                            92203827.8

                                                                    FI                                            925638

                                                                    HU                                            9203932

                                                                    ID                                            P-005142

                                                                    IL                                            103758

                                                                    JP                                            331961/92

                                                                    KR                                            92/23925

                                                                    NO                                            924803

                                                                    NZ          245443

                                                                    TW                                            81109353

                                                                    ZA          92/8880

Monoclonal antibody 88BV59, subclones and method of making          US                                            08/192069

                                                                    AU                                            17425/95

                                                                    CA                                            2158572

                                                                    EP                                            95909472.3

                                                                    FI                                            954700

                                                                    JP                                            52078/95

                                                                      SCHEDULE A

                        PATENTS AND PATENT APPLICATIONS


Title                                                               Country     Patent #     Allowed App #     Filed App #
                                                                     KR                                         95/?Q4282
                                                                     WO                                        US95/01440

Tumor associated monoclonal antibody 123AV16                         US          5,495,002
                                                                     ID                                         P-950285
                                                                     WO                                        EP95/00581
                                                                     ZA           95/1113
In-vitro method for producing antigen specific human                 US          5,229,275
monoclonal antibodies

                                                                     AT          E123,311

                                                                     AU           647,112

                                                                     BE          0,454,225

                                                                     CA                                         2,041,213

                                                                     CH          0,454,225

                                                                     DE         69,110,084.5
                                                                                555

                                                                     DK          0,454,225

                                                                     EP          0,454,225

                                                                     ES          0,454,225
                                                                     FI                                          912,016

                                                                     FR          0,454,225

                                                                     GB          0,454,225

                                                                     GR          3,017,162

                                                                     IE           66,523

                                                                     IT          0,454,225

                                                                     JP                                         191343/91

                                                                     KR                                          91/6661

                                                                     NL          0,454,225

                                                                     SE          0,454,225

                                                                     ZA           91/2998

Imaging infectious foci with human IgM 16.88                         US                         08/346,988

                                                                  SCHEDULE A

                        PATENTS AND PATENT APPLICATIONS


Title                                         Country        Patent #       Allowed App #        Filed App #
Chelators

Method for purifying chelator conjugated
compounds                                       US           5,244,816

                                                AU           656,717

                                                CA                                               2,069,303

                                                DK                                               0488/92

                                                EP                                               90915696.0

                                                FI                                               921,579

                                                IE                                               3585/90

                                                JP                                               514572/90

                                                KR                                               92/700833

                                                NZ                                               235,618

                                                PT                                               95574

                                                WO                                               US90/05772

                                                ZA                                               90/8095

Chelating agents for attaching metal ions
to proteins                                     US           5,292,868      08/430657
                                                             5,488,126

                                                AT           E128035

                                                AU           638,757

                                                BE           0429644

                                                CA                                                2,033,086

                                                CH           0429644

                                                DE           69022542.3

                                                DK           0429644

                                                EP           0429644                              95200465.3

                                                ES           0429644

                                                FI                                                910,329

                                                FR           0429644

                                                GB           0429644

                                                DE                                                1867/90

                                                                     SCHEDULE A

                        PATENTS AND PATENT APPLICATIONS

Title                           Country         Patent #        Allowed App #   Filed App #
                                IT              0429644
                                JP                                              513354/90
                                KR                                              91/700100
                                NL              0429644
                                SE              0429644
                                WO                                              US90/02910
                                ZA              90/4047
Technetium-99M labelling
of proteins                     US              5,317,091
                                AU              658,403
                                CA                                              2104943
                                EP                                              92907824.4
                                FI                                              933760
                                JP                                              507406/92
                                KR                                              93/702561
                                WO                                              US92/01577
Chelator IDAC-2 and methods
for purifying chelator          US                                              08/278721
conjugated compounds                                                            08/442856

                                WO                                              US95/09285
New Polyaminocarboxylate
chelators                       US                                              95/00068
                                WO                                              US95/00068
Pre-Targeting

Site specific in vivo
activation of therapeutic
drugs                           US              5,433,955                       07/300999
                                                                                08/382469
                                AT              E123414
                                AU              648,015
                                BE              0454783
                                CA                                              2025899
                                CH              0454783
                                DE              69019959.7
                                DK              0454783

                                                                      SCHEDULE A

                        PATENTS AND PATENT APPLICATIONS

Title                                         Country        Patent #       Allowed App #        Filed App #
                                                EP           0454783

                                                ES           0454783

                                                FI                                               913,511

                                                FR           0454783

                                                GB           0454783

                                                IT           0454783

                                                JP                                               503116/90

                                                KR                                               90/702129

                                                LU           0454783

                                                NL           0454783

                                                NO                                               912,864

                                                SE           0454783

                                                WO                                               90/00503

In Vivo Binding Pair Pretargeting               US                          08/146186            08/452938
                                                                                                 08/461267

                                                AU           663,582

                                                CA                                               2,107,558

                                                EP                                               93906276 6

                                                FI                                               934,857

                                                ID                                               P-005991

                                                JP                                               515830/93

                                                KR                                               93/703311

                                                WO                                               US93/01?58

                                                ZA           93/3035

High yield preparation of dimene to
decamene chitin oligomers                       US                                               08/397464

                                                IL                                               117052

                                                WO                                               US96/02705

                                                                      SCHEDULE A

                        PATENTS AND PATENT APPLICATIONS



Title                                         Country        Patent #       Allowed App #        Filed App #
Polymer affinity systems in the delivery        US                                               08/471264
of cytotoxic materials and other components
in the site of disease
Immunotherapy

Active specific immunotherapy                   US           5,484,596                           08/540298

CTAA 28A32, the antigen recognized by
MCA 28A32                                       US                             08/041529

                                                AT           0537168

                                                AU           660,927

                                                BE           0537168

                                                CA                                                2079601

                                                CH           0537168

                                                DE           0537168

                                                DK           0537168

                                                EP           0537168

                                                ES           0537168

                                                FI                                                924576

                                                FR           0537168

                                                GB           0537168

                                                GR           0537168

                                                IT           0537168

                                                JP                                                508604/91

                                                KR                                                92/702530

                                                LU           0537168

                                                NL           0537168

                                                                      SCHEDULE A

                        PATENTS AND PATENT APPLICATIONS

Title                                                               Country     Patent #      Allowed App #     Filed App #
                                                                      SE         0537168

                                                                      WO                                         US91/02459

Antigen recognized by MCA 16.88                                       US         5,338,832

                                                                      AT         E137674

                                                                      AU         618,209

                                                                      BE         0328578

                                                                      CA                                         5?1,017

                                                                      CH         0328578

                                                                      DE         P3855290.9

                                                                      DK                                         1025/89

                                                                      EP         0328578

                                                                      FR         0328578

                                                                      GB         0328578

                                                                      HU                                         4187/88

                                                                      IE                                         2034/88

                                                                      IL         86,958

                                                                      IT         0328578

                                                                      JP                                         505983/89

                                                                      LU         0328578

                                                                      NL         0328578

                                                                      NZ         225,280

                                                                      SE         0328578

                                                                      WO         US88/02245

                                                                      ZA         88/4777

Keyhole ? hemocyanin composition with enhanced                        US         5,407,912                       08/343808
immunogenic activity
                                                                      AS                         09/009,121

                                                                      AU                                          60519/94

                                                                      CA                                           2121296

                                                                      EP                                         94200997.8

                                                                      SCHEDULE A

                        PATENTS AND PATENT APPLICATIONS

Title                                  Country         Patent #        Allowed App #   Filed App #
                                        FI                                              941725
                                        ID                                              P-940578
                                        JP                                              104838/94
                                        KR                                              94/8063
                                        ZA              94/2510
Tumor associated epitope                US                                              08/478591
CTAA 8IAV78, the antigen recognized
by human monoclonal                     US                                              08/150036
antibody 81AV78
                                        AU                                              20085/92
                                        CA                                              2102422
                                        EP                                              92912470.9
                                        FI                                              934,963
                                        JP                                              500223/93
                                        KR                                              93/703413
                                        WO                                              US92/04108
Others
Leukoregulin, an antitumor
lymphokine and its therapeutic uses     US              4,849,506
                                                        5,082,657
                                        AT              E48617
                                        AU              592,529
                                                        641,386
                                        BE              0179127
                                        CA                                              478,987
                                        CH              0179127
                                        DE              P3574710.2
                                        DK              170,781
                                                        170,423
                                        EP              0179127
                                        FI              85,867
                                        FR              0179127
                                        GB              0179127

                                                                      SCHEDULE A

                        PATENTS AND PATENT APPLICATIONS


Title                                         Country        Patent #       Allowed App #        Filed App #
                                                IT           0179127

                                                JP                                               501862/85
                                                                                                 300409/93
                                                LU           0179127

                                                NL           0179127

                                                NO            170423

                                                SE           0179127

                                                WO                                               US85/00626

Urethral catheter and catheterization process   US         5,120,316

Immunoreactive peptides of apo(2)               US                                               08/266407
                                                                                                 08/456840
                                                                                                 08/457449
                                                                                                 08/172461

                                                AU                                               81,606/94

                                                CA                                               2138605

                                                EP                                               942036534

                                                FI                                               945976

                                                ID                                               P-942209

                                                JP                                               318892/94

                                                KR                                               94/35809

                                                ZA         94/10145
An alignment system to overlay abdominal
computer aided tomography and magnetic          US         5,299,253
resonance anatomy with single photon
emulsion tomography

                                                                      Schedule B
                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

                                   TRADEMARKS

     OncoSpect(TM)
     Oncovax(TM)
     Onconostika(TM)
     Oncoscan(TM)
     Oncoselect(TM)
     Apo-Tek Lp(a)*
     Apo-Tek Apo E*
     KLH Immune Activator*


     * Final name and registration to be completed

                                   Schedule B

     See attached.

                              INTRACEL CORPORATION
                                 EQUIPMENT LIST

Vendor                           Equipment Description           Total Cost

Osmonics, Inc.                   Steam Generator                  $ 48,670.00
                                 PS. VSG-500/50TI

Kuhlmann Technologies, Inc.      Pharmapro Sterilizer             $133,460.00
                                 PP263648D

Scientek                         Glassware Washer                 $ 61,135.00

Taylor Boiler & Equipment        Parker Steam Boiler              $ 22,310.00
                                 Serial #48270

Inova Pao-Systeme                Auto Filling, Inserting & Screw  $180,671.00
                                 Capping Machine
                                 VFVM 4031 031 163

Urania Engineering Co.           PouchPro System with             $102,472.00
                                 Desiccant Dispenser

Telenet, Inc.                    Phone System                     $ 72,264.62

Accraply, Inc.                   Infeed/Outfeed Turntable         $ 13,295.00

Urania Engineering Co.           Rotary Band Heat Sealer          $ 16,060.00
                                 with Ink Jet Printer Interface
                                 Model 3500P

VWR Scientific                   Masterpro Balance with           $  4,176.31
                                 2 Stat Data Printers
                                 Model 620G X 001G

VWR Scientific                   Branson Sonifier with            $  3,232.08
                                 1/4" micro tip
                                 Model 450

Bio Rad                          Prep Cell with Power Pac         $ 11,808.50
                                 Model 491

Bio Rad                          Mini Protein II Cell/Power       $  5,423.00
                                 Pac 3000 system

VWR                              Eppondorf Micro-centrifuge       $  2,395.00
                                 Model 5417C

Ismaca USA, Inc.                 Bio-Line Dispensing System       $ 35,958.00

Total                                                             $713,330.49


                                   Schedule C

1. Certain patents, patent applications and trademarks serve as collateral under that certain Intellectual Property Security Agreement, dated August 8, 1996, among PerImmune Holdings, Inc., PerImmune, Inc., Akzo Nobel Pharma International, B.V. and Organon Teknika Corporation.

2. Pursuant to an Assignment Agreement, dated December 27, 1995, by and among Intracel Corporation, Northstar Advantage High Total Return Fund and Dade International Inc. ("Dade"), Dade assigned all its rights, title and interest in and to a Secured Promissory Note in the amount of $4,667,000 of Intracel, dated November 16, 1995, issued to Dade and the Related Agreements (as defined therein) to Northstar.

3. CoreStates obtained a security interest in all the Company's assets now owned or hereinafter acquired, which was junior to that of Credianstalt and Northstar, pursuant to the transactions contemplated by the Note and Series A-III Warrant Purchase Agreement between the Company and CoreStates, dated as of June 11, 1996 ("CoreStates Agreement").

4. The Company also has certain other short-term liabilities incurred in the ordinary course of the Company's business.

5. Pursuant to a Loan and Security Agreement, dated September 30, 1997, by Washington Economic Development Finance Authority, Intracel Corporation, and Transamerica Business Credit Corporation, Transamerica Business Credit Corporation obtained a security interest in certain equipment. The first drawdown list is attached.

6. See Schedule 3.10 to the Purchase Agreement for Leasehold Interests.

                                   Schedule D

     Principal Place of Business

     INTRACEL CORPORATION

     2005 NW Sammamish Road, Suite 107
     Issaquah, Washington 98027

     1871 NW Gilman Boulevard
     Issaquah, Washington 98027

     1330 Piccard Drive
     Rockville, Maryland 20850

     13351 Commerce Parkway
     Richmond, British Columbia
     V6V 2W3, Canada

     BARTELS, INC.

     2005 NW Sammamish Road, Suite 107
     Issaquah, Washington 98027

     PERIMMUNE, INC.

     1330 Piccard Drive
     Rockville, Maryland 20850

     PERIMMUNE HOLDINGS, INC.

     1330 Piccard Drive
     Rockville, Maryland 20850

     LOCATION OF ASSETS

     See attached.

                       LOCATION OF BARTELS, INC.'S ASSETS


Ter #   Rep                     Customer                                       Address
 2      Stephen Harrison   Steve Harrison                       demo

 3      Michelle Brooks    University of Louisville             530 South Jackson, Louisville, KY 40202

 3      Michelle Brooks    University of Kentucky               800 Rose Street, Lexington, KY 40536

 3      Michelle Brooks    Cleveland Metrohealth Mch            2500 Metrohealth Drive, Cleveland, OH 44109

 3      Michelle Brooks    Michelle Brooks

 3      Michelle Brooks    Children's Hospital Medical Center   3333 Bienel Avenue, Cincinnati, OH 45229

 3      Michelle Brooks    St. Elizabeth Medical Center         1054 Belmont Avenue, 1st FL, Youngstown, OH 44501

 3      Michelle Brooks    Lutheran Hospital                    7950 ???? Blvd., Ft. Wayne, IN 48804

 3      Michelle Brooks    Thomas Memorial Hospital             4605 MacCorkle Ave SW, S. Charleston, WV 25309

 3      Michelle Brooks    Covance                              8211 Scicor Dr., Indianapolis, IN 48214

 4      Bruce Weissman     William Jennings Bryan Dorm VAMC     5439 Garners Ferry Road, Columbia, SC 29209

 4      Bruce Weissman     Lab South, Inc.                      3221 3rd Ave South, Burmingham, AL 35222

 4      Bruce Weissman     St. Francis Hospital                 One St. Francis Drive, Greenville, SC 29601

 4      Bruce Weissman     Erlanger Medical Center              975 E Third Street, Chatanooga, TN 37403

 4      Bruce Weissman     Quest Diagnostics                    210 12th Ave South, Nashville, TN 37203

 4      Bruce Weissman     Floyd Medical Center                 Turner McCall Blvd, Rome, GA 30162

 4      Bruce Weissman     Bruce Weissman

 4      Bruce Weissman     ARL/Labrouth                         536 S. Decatur Street, Montgomery, AL 35134

 4      Bruce Weissman     University of Alabama Hospital       521 14th St South, Birmingham, AL 35233

 4      Bruce Weissman     Sarasota Memorial Hospital           1700 South Tarntami Trail, Sarasota, FL 34239

 4      Bruce Weissman     ???? Hospital                        110 Longwood Ave, Rockridge, FL 32955

 4      Bruce Weissman     to John Kota                         printer only inoperative/replaced by AAA0153981

                           Karen Trowartha



 4      Bruce Weissman     HCA W. FL Regional Medical Center    8383 N. Davis Hwy., Pensacola, FL 32514

 5      Judy Houston      Children's Medical Center             Dallas, TX

 6      Mark Forosisky    Dakota Heartland Hospital             1720 S University, Fargo, ND 58103

 6      Mark Forosisky    St Johns Hospital                     800 E Carpenter St, Springfield, IL 62769

 6      Mark Forosisky    The Pathology Center                  8303 Dodge St, Omaha, NE 68144

 6      Mark Forosisky    Marian Health Center                  801 5th Street, Sioux City, IA

 6      Mark Forosisky    Arkansas Children's Hospital          800 Marshall Street, Little Rock, AR 72202

 6      Mark Forosisky    McAlester Regional Hospital           One Clark Bass Ave, McAlester, OK 74501

 6      Mark Forosisky    Med Center One/Q&R Clinic             222 N. 7th Street, Barrick, ND 58501

 6      Mark Forosisky    Midwest City Regional Hospital        2825 Parklawn Dr, Midwest City, OK 73110

 6      Mark Forosisky    in-house

 8      Chuck La Croix    Childrens Hospital                    3020 Children's Way, San Diego, CA 92123

 8      Chuck La Croix    San Bern Community Hospital           1805 Medical Center Drive, San Bern, CA 92411

 8      Chuck La Croix    San Bern County Medical Center        780 E Gilbert, San Bernardino, CA 92401

 8      Chuck La Croix    Physicians Automated Lab              2101 H Street, Bakersfield, CA 90301

 8      Chuck La Croix    Bio Clinical Ref Lab                  17420 Gridley Road, Artesia, CA 90701

 8      Chuck La Croix    Cottage Hospital                      Pueblo Bath St., Santa Barbara, CA 93102


                                                                                                             Date
Ter #   Rep                     Customer                         Reader        Printer         Plate        Shipped
 2      Steve Harrison     Steve Harrison                        137073                       134441          6/30/97

 3      Michelle Brooks    University of Louisville              136763      AAA0118810       130699         10/27/97

 3      Michelle Brooks    University of Kentucky                136754                       130753         10/31/97

 3      Michelle Brooks    Cleveland Metrohealth Mch             136751                       130756         10/23/97

 3      Michelle Brooks    Michelle Brooks                       136812      AAA0124094       130787         11/13/97

 3      Michelle Brooks    Children's Hospital Medical Cente     136881      AAA0151961       131373         12/12/97

 3      Michelle Brooks    St. Elizabeth Medical Center          136883      AAA153871        131388          12/8/97

 3      Michelle Brooks    Lutheran Hospital                     138880      AAA0159250       131363          6/15/98

 3      Michelle Brooks    Thomas Memorial Hospital              137074      AAA0153965       131439          7/10/98

 3      Michelle Brooks    Covance                               137064      AAA0153858       131429          7/16/98

 4      Bruce Weissman     William Jennings Bryan Dorm VAMC      136790      AAA0118792       130768          11/4/97

 4      Bruce Weissman     Lab South, Inc.

 4      Bruce Weissman     St. Francis Hospital                  136744                       130752           10/6/97

 4      Bruce Weissman     Erlenger Medical center               136745                       130750          10/18/97

 4      Bruce Weissman     Quest Diagnostics                     136749                       130751          10/16/97

 4      Bruce Weissman     Floyd Medical Center                  136751                       130758          10/18/97

 4      Bruce Weissman     Bruce Weissman                        136813      AAA0134445       130786          11/12/97

 4      Bruce Weissman     ARL/Labrouth                          136791      AAA0118794       130758          10/25/97

 4      Bruce Weissman     University of Alabama Hospital        136884      AAA0133868       111376           12/4/97

 4      Bruce Weissman     Sarasota Memorial Hospital            136748                       130755           10/7/97

 4      Bruce Weissman     Wueshalft Hospital                                                                  10/7/97

 4      Bruce Weissman     to John Kota                                      AAA0159220                        6/25/98

                           Karen Trowartha                       136811      AAA0124306       130768          11/11/97

                                                                                                              12/22/97

 4      Bruce Weissman     HCA W. FL Regional Medical Center     136898      AAA0153981*      131374            6/9/98*

 5      Judy Houston      Children's Medical Center              137092      AAA0159232       131432           7/30/98

 6      Mark Forosisky    Dakota Heartland Hospital              136888      AAA0153985       131359           12/4/97

 6      Mark Forosisky    St Johns Hospital                      14362       AH8810767                        11/19/97

 6      Mark Forosisky    The Pathology Center                   136889      AAA0159242       131384          11/19/97

 6      Mark Forosisky    Marian Health Center                                                                 12/8/97

 6      Mark Forosisky    Arkansas Children's Hospital           136750                       130757          10/22/97

 6      Mark Forosisky    McAleister Regional Hospital           136894      AAA0153860       131367          11/16/97

 6      Mark Forosisky    Med Center One/Q&R Clinic              137071      AAA0153980       131440           4/15/98

 6      Mark Forosisky    Midwest City Regional Hospital         136579      AAA0159221       131371           5/12/98

 6      Mark Forosisky    in-house                               137065                       131428           5/12/98

 8      Chuck La Croix    Childrens Hospital                     136885      AAA0124097       131399          11/21/97

 8      Chuck La Croix    San Bern Community Hospital            136796      AAA0118791       130762          10/29/97

 8      Chuck La Croix    San Bern County Medical Center         136752      AAA8006075       130760          10/29/97

 8      Chuck La Croix    Physicians Automated Lab                                                            10/20/97

 8      Chuck La Croix    Bio Clinical Ref Lab                   136746                       130749          10/24/97

 8      Chuck La Croix    Coltige Hospital                       136892      AAA0153957       131361          11/25/97

                                                                                                                           Date
Tsr #  Rep                         Customer                       Address                Reader      Printer      Plate   Stripped
-----  ------------------  ------------------------    ------------------------------   --------   -----------   -------  --------
  8    Chuck La Croix      St. Mary's Hospital         1050 Linden Ave.,                 136896    AAA0153867     131364  12/19/97
                                                       Long Beach, CA 90813

  8    Chuck La Croix      Samaritan Health Services   101 Civic Center Ln,              136893    AAA0153976     131366    3/1/96
                                                       Lake Havasu City, AZ

  ?    Chuck La Croix      Chuck La Croix              demo                              137079    AAA0159211     131424   6/25/98

  9    Jon ???             Pathology Associates        E 11604 Indiana,                  136891    ELX800???      13168?   12/5/97
                                                       Spokane, WA 99208

  9    Jan ???             Infectious Limited          1624 South I Street, Suite 307,   136814    AAA0118786     130874  11/10/97
                           Laboratory                  Tacoma, WA

 10    Linda Pickholtz     Linda Pickholtz             for demo                          137061    AAA0153960       ??       ??

 10    Linda Pickholtz     Central PA Alliance Lab     1803 ?? Rose Ave., York, PA 17403 137067    AAA0153959     131126   6/27/98

       Debbie Zumerling    For SmithKline Beecham      sent to DZ                        136876    AAA0152978     131370  12/11/97

 13    Bobbi Johnson       Associated Pathology Labs   ???                               136795    AAA0153968     130761     ??

       John Kohl           Florida Hospital            ???                               137060    AAA0159246     137438     ??

       John Kohl           Omega Medical Labs          ???                               136899    AAA0153974     131362   12/9/97

       John Kohl           MedLabs                     212 Cherry Lane, ???              136880    AAA0151952     131372   12/9/97

       John Kohl           Allegheny Valley Hospital   ???                               136882    AAA0153817     131375   12/9/97

       John Kohl           ??? Medical Center          323 Jefford St.,                  137099    AAA0153814     131445   2/11/98
                                                       Clearwater, FL 34617

       John Kohl           Mount Sinai Hospital        ?? Street, 9th Floor, NY NY 10029 137099    AAA0159225     131446    1/7/98

                                                                       EXHIBIT E

                           GLOBAL SECURITY AGREEMENT

                                                                   EXHIBIT 10.31



--------------------------------------------------------------------------------



                               SECURITY AGREEMENT

                                      among

                              Intracel Corporation,
                                 Bartels, Inc.,

                            PerImmune Holdings, Inc.,
                                 PerImmune, Inc.

                                       and

                             the holders of the 12%

               Guaranteed Senior Secured Primary Promissory Notes
                             due August 25, 2003 of

                              Intracel Corporation

                                       and

                             the holders of the 12%

                Guaranteed Senior Secured Escrow Promissory Notes
                             due August 25, 2003 of

                              Intracel Corporation

                                -----------------

                           Dated as of August 25, 1998

                                -----------------



--------------------------------------------------------------------------------

                               SECURITY AGREEMENT

                  THIS SECURITY AGREEMENT, dated as of August 25, 1998, among Intracel Corporation, a Delaware corporation (together with its successors and assigns, the "Company"), the Company's wholly-owned subsidiaries Bartels, Inc. ("Bartels"), PerImmune Holdings, Inc. ("Holdings") and PerImmune, Inc. ("PerImmune" and, together with Bartels and Holdings, the "Subsidiaries") and the holders (collectively, the "Holders") of the 12% Guaranteed Senior Secured Primary Promissory Notes (the "Guaranteed Senior Secured Primary Notes") of the Company and the holders of the 12% Guaranteed Senior Secured Escrow Promissory Notes (the "Guaranteed Senior Secured Escrow Notes") of the Company (collectively, the "Notes") issued pursuant to that certain Securities Purchase Agreement, dated as of the date hereof, by and among the Company and the other parties thereto (the "Purchase Agreement"). As used herein, all capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

                              W I T N E S S E T H:

                  WHEREAS, the Company is to issue 12% Guaranteed Senior Secured Primary Promissory Notes in the aggregate original principal amount of $35,000,000 and 12% Guaranteed Senior Secured Escrow Promissory Notes in the aggregate original principal amount of $6,000,000; and

                  WHEREAS, in order to secure the performance of the obligations of the Company under the Purchase Agreement, the Notes and the Ancillary Agreements (the "Obligations") and the guaranties relating to the Obligations executed on the date hereof by each of the Subsidiaries, the parties hereto are entering into this Security Agreement regarding the terms and conditions of the Company's and Subsidiaries' (together, the "Company Parties") grant of a security interest in the Collateral (as defined below) to the holders of the Notes (the "Holders"); and

                  WHEREAS, the Company and the Holders of the Notes have entered into the Intellectual Property Security Agreement as of the date hereof (the "Intellectual Property Security Agreement") to secure the performance of the Obligations, the representations, warranties, covenants, terms and provisions of which are hereby incorporated by reference and made a part hereof; and

                  WHEREAS, the Company and the Holders of the Notes have entered into an Interest Escrow Security Agreement as of the date hereof relating to the payment of certain interest due on the Notes (the "Interest Escrow Security Agreement"), the terms and provisions of which are hereby incorporated herein by reference and made a part hereof, and the Company has agreed to grant to the Holders a first priority perfected security interest in the accounts established pursuant to the Interest Escrow Security Agreement (the "Interest Escrow Accounts") which comprise a portion of the Collateral (as defined below); and

                  WHEREAS, the Company and the Holders of the Notes have entered into a Funded Commitment Facility Escrow Agreement as of the date hereof relating to certain segregated escrowed funds in connection with the issuance of the Guaranteed Senior Secured Escrow Notes (the "Funded Commitment Facility Escrow Agreement"), the terms and provisions of which are hereby incorporated herein by reference and made a part hereof, and the Company has agreed to grant the Holders a first priority perfected security interest in the accounts established pursuant to the Funded Commitment Facility Escrow Agreement (the "Funded Commitment Facility Escrow Accounts") which comprise a portion of the Collateral (as defined below).

                  NOW, THEREFORE, in consideration of the premises and other benefits to the Company Parties, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1. Security Interest.

                  (a) Grant of Security Interest.

                  As collateral security for the payment and performance in full of the Obligations in accordance with their respective terms, the Company Parties hereby pledge, assign, transfer and grant to the Holders as to all Collateral, a first priority perfected continuing security interest (except with respect to certain Collateral listed on Schedule A hereto in which Akzo Nobel Pharma International, B.V., as Collateral Agent under the Intellectual Property Security Agreement dated August 8, 1996 (the "Collateral Agent") has a first priority security interest (the "Akzo Security Interest Collateral") and with respect to the Akzo Security Interest Collateral, a second priority perfected security interest until such time as payment in full of the Debt underlying the Akzo Security Interest Collateral has been made and at such time, a first priority perfected security interest in the Akzo Security Interest Collateral) (collectively, the "Security Interests") in all of the right, title and interest of the Company Parties in and to all of the Assets, real or personal, tangible or intangible of the Company Parties, now owned or hereafter acquired (the "After Acquired Collateral"), wherever located, including, without limitation, the following:

                           (i) All equipment in all of its forms, wherever located, now or hereafter existing, and all parts thereof and all accessions thereto, with the exception of the Excluded Equipment (any and all such equipment, parts and accessions being the "Equipment");

                           (ii) All inventory in all of its forms, wherever located, now or hereafter existing, (including, but not limited to (i) raw materials and work in process therefor, finished goods thereof, and materials used or consumed in the manufacture or production, (ii) goods in which the Company has an interest in mass or a joint or other interest or right of any kind and (iii) goods which are returned to or repossessed by the Company, and all accessions thereto and products thereof (any and all such inventory, accessions and products being the "Inventory");

                           (iii) All accounts, accounts receivable, contract rights, chattel paper, instruments, securities (including, without limitation, all Investment Property (as such term is defined in the Uniform Commercial Code (the "UCC")), general intangibles (as such term is defined in the UCC) and other obligations of any kind now or hereafter existing whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights now or hereafter existing in and to all options to acquire real or personal property ("Property Options"), security agreements, leases and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper, instruments, general intangibles or obligations (any and all such accounts, contract rights, chattel paper, instruments, general intangibles and obligations being the "Receivables," and any and all such options, leases, security agreements and other contracts being the "Related Contracts");

                           (iv) All real Assets and interests in real property, now or hereafter existing wherever located, together with all buildings, towers, structures and other improvements erected, situated or placed thereon and all attachments used in connection therewith (collectively, the "Real Property Collateral");

                           (v) All Financial Accounts, including, but not limited to the Interest Escrow Accounts, the Funded Commitment Facility Escrow Accounts and the Collateral Account (collectively, the "Financial Accounts") and all sums of money, from any source whatsoever, now or hereafter transferred to and comprising the Financial Accounts, including, without limitation, all proceeds of the Collateral paid into the Financial Accounts and any and all interest and dividends and other income dividend from any such moneys and all certificates and instruments in or representing the Financial Accounts now or hereafter existing;

                           (vi) All documents (as such term is defined in the UCC) or other receipts covering, evidencing or representing goods, now owned or hereafter acquired by the Company; and

                           (vii) All patents, patent applications and patentable inventions now or hereafter existing, including, without limitation, each patent and patent application identified in Schedule I to the Intellectual Property Security Agreement and made a part hereof, and including without limitation (A) all inventions and improvements described and claimed therein, (B) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (C) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for the past and future infringements thereof), and (D) all rights corresponding thereto throughout the world and all reissues, divisions, continuations, continuations-in-part, provisionals, substitutes, renewals, and extensions thereof, all improvements thereon and all other rights of any kind whatsoever of the Company accruing thereunder or pertaining thereto (the "Patents");

                           (viii) All trademarks, service marks, trade names, trade dress or other indicia of trade origin, trademark and service mark registrations, and applications for trademark or service mark registrations and any renewals thereof now or hereafter existing, including, without limitation, each registration and application identified in Schedule II to the Intellectual Property Security Agreement and made a part hereof, and including without limitation (A) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof
                                    (B) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past or future infringements thereof), and (C) all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of the Company or accruing thereunder or pertaining thereto, together in each cash with the good will of the business connected with the use of, and symbolized by, each such trademark, service mark, trade name, trade dress or other indicia of trade origin (the "Trademarks");

                           (ix) All copyrights, whether statutory or common law, and whether or not the underlying works of authorship have been published, and all works of authorship and other intellectual property rights therein, all copyrights of works based on, incorporated in, derived from or relating to works covered by such copyrights, all right, title and interest to make and exploit all derivative works based on or adopted from works covered by such copyrights, and all copyright registrations and copyright applications, and any renewals or extensions thereof, including, without limitation, each copyright registration and copyright application, if any, identified in
                                    Schedule I to the Intellectual Property
                                    Security Agreement and made a part hereof, and including now or hereafter existing, without limitation, (A) the right to print, publish and distribute any of the foregoing,
                                    (B) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof,
                                    (C) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past or future infringements thereof), and (D) all rights corresponding thereto throughout the world and all other rights and any kind whatsoever of the Company accruing thereunder or pertaining thereto (the "Copyrights");

                           (x) All license agreements with any other person in connection with any of the Patents, Trademarks or Copyrights, or such other person's patents, trade names, trademarks, service marks or copyrights, whether the Company is a licensor or licensee under any such license agreement, including now or hereafter existing, without limitation, the license agreements listed on Schedule II to the Intellectual Property Agreement Security attached hereto and made a part hereof, subject, in each case to the terms of such license agreements, including, without limitation, terms requiring consent to a grant of security interest, and any right to prepare for sale, sell and advertise for sale, all Inventory (as defined in the Security Agreement) now or hereafter owned by the Company and now or hereafter covered by such licenses (the "Intangible Licenses"); and

                           (xi) All products and proceeds of any and all of the foregoing Collateral now or hereafter existing including without limitation, proceeds which constitute Assets of the type described in clauses (i) through and including (x) and to the extent not otherwise included, all (A) payments under insurance (whether or not the Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral, license royalties and (B) cash.

                  (b) The Security Interests and Liens granted hereunder shall be treated as (i) a first priority perfected security interest in all the existing and future Assets of the Company, and its Subsidiaries (including but not limited to the Collateral set forth in Section 1(a) and any Assets or After Acquired Collateral), other than (A) the Akzo Security Interest Collateral set forth on Schedule A attached hereto and with respect thereto, a second priority perfected security interest until such time as payment in full of the Debt underlying the Akzo Security Interest Collateral has been made and at such time, a first priority perfected security interest in the Akzo Security Interest Collateral, (B) the Excluded Equipment subject to (y) the receipt of the consent (which the Company shall use its best efforts to obtain) of Transamerica Business Credit Corporation ("Transamerica") to the grant of a second priority perfected Security Interest therein and (z) upon termination of any Security Interest by Transamerica, in which case the Holders shall automatically retain a first priority perfected Security Interest in the Excluded Equipment,, and (C) the Receivables secured by the Receivables Facility, but only during such time as the Receivables Facility is existing, and a second priority perfected Security Interest in all such Receivables, and a first priority perfected security interest in all other Receivables; and (ii) a pledge of all the issued and outstanding Capital Stock of the Subsidiaries of the Company. For purposes of this Section 1(b) the "Receivables Facility" and "Subsidiaries" shall have the meanings set forth in the Purchase Agreement.

                  (c) Until the Obligations shall have been satisfied in full and this Agreement shall have been terminated, the Company and its Subsidiaries (as defined in the Purchase Agreement), shall not, without the Holders' prior written consent, which consent will not be unreasonably withheld, create, incur or assume any pledge, sale, license or assignment of any of the Collateral or the After Acquired Collateral, or grant, convey or hypothecate any interest in the Collateral or the After Acquired Collateral, or take any action the effect of which is to have created any Lien, encumbrance, claim, charge, preference, priority or other restriction on the Collateral or the After Acquired Collateral.

                  (d) Certain Definitions.

                  All terms not otherwise defined in this Section 1 or the Purchase Agreement, or the Notes or any Ancillary Agreement shall have their respective meanings, if any, in the UCC as in effect in the State of New York.

                  "Accounts Receivable" has the meaning specified in Section 1(a)(iii) and, to the extent not otherwise described therein, (i) all accounts (other than accounts generated from the sale or other disposition of any Collateral of the type described in Section 1(a) clauses (i), (iv), (vi), (vii),
(viii), (ix) and (x)), (ii) all of the rights of the Company Parties to payment for any goods or services sold by it, whether now in existence or arising from time to time hereafter, including, without limitation, rights evidenced by an account, note, contract, security agreement, chattel paper or other evidence of indebtedness or security (in each case in respect of such goods or services) and rights to payment of any interest, finance charges or other obligations with respect thereto (all of the foregoing payments for the purposes of this paragraph, "Payments"), in each case together with (A) all security pledged, assigned, hypothecated or granted to or held by the Company Parties (in each case in respect of such goods or services) to secure Payments, (B) all of the right, title and interest of the Company Parties in and to any goods, the sale of which gave rise to Payments to the extent of the Company Parties' interest in such goods after such sale, (C) all proceeds thereof, (D) all insurance and claims for insurance effected or held for the Company Parties in respect of Payments or such goods, (E) all guarantees of any of the foregoing, (F) all records, ledger cards and invoices of the Company Parties relating to any of the foregoing, and (G) all credit information, reports and memoranda relating to any of the foregoing) and (iii) all documents, books, log books, records, ledger cards, invoices, correspondence, files, tapes, cards, and computer programs, computer runs, computer stored data, computer print-outs, disks, data processing software and relating to all Assets and rights of the type described above in this definition.

                  "Assets" has the meaning specified in the Purchase Agreement.

                  "Collateral Account" means a separate custodial account or accounts maintained by the Holders of the Notes pursuant to this Agreement.

                  "Contracts" has the meaning specified in Section 1(a)(iii) and
(vi), and to the extent not otherwise described therein, all those contracts and agreements (including, without limitation, insurance policies, franchise, management and employment agreements) to which any Company Party is a party or is bound or from which any Company Party is a party or is bound or from which such Company Party derives a benefit, and shall include, without limitation, all rights to terminate, perform, compel performance, exercise remedies and all rights to receive Inventory, Equipment, services and proceeds of any insurance, indemnity, warranty or guaranty.

                  "Copyrights" has the meaning specified in Section 1(a)(ix) and includes the items listed under "Copyrights" on Schedule I to the Intellectual Property Security Agreement.

                  "Equipment" has the meaning specified in Section 1(a)(i), and to the extent not otherwise described therein, all goods, other than Inventory, and, in any event, shall include, but shall not be limited to, all equipment, machinery, furniture, furnishings, fixtures, aircraft, computer equipment, computer hardware, tools and vehicles, together with all attachments, components, parts, accessories and accessions installed thereon or affixed thereto, but excluding all Excluded Equipment.

                  "Excluded Equipment" means the equipment listed on Schedule B, together with all attachments, components, parts, accessories and accessions installed thereon or affixed thereto.

                  "Financial Accounts" has the meaning specified in Section 1(a)(v), and to the extent not otherwise described therein, all right, title and interest of Company Parties in all deposit, investment or other accounts maintained with any bank, savings and loan association, broker, brokerage, or any other financial institution, together with all monies and other Assets deposited or held therein, including, without limitation, any checking account, NOW account, savings account, escrow account, savings certificate and margin account, the Interest Escrow Accounts, the Funded Commitment Facility Escrow Accounts and the Collateral Accounts. The Company Parties hereby grant a lien on and assigns to the Holders each such Financial Account, whether or not such lien or assignment is subject to the UCC.

                  "Funded Commitment Facility Escrow Accounts" means a separate custodial escrow account or accounts maintained by the Company for the benefit of the Holders of the Notes pursuant to the Funded Commitment Facility Escrow Agreement.

                  "General Intangibles" has the meaning specified in Section 1(a)(iii), (vii), (viii), (ix) and (x) and to the extent not otherwise described therein, all general intangibles, and, in any event, shall include, but not be limited to, all rights to receive Inventory or goods that will become Inventory, all general intangibles arising from the sale, loan, exchange or other disposition of goods or general intangibles and all general intangibles arising from the furnishing of services, all rights under or to any franchises, Patents, Patent applications, know-how, inventions (whether or not patentable), Marks and the goodwill of the business symbolized thereby, copyrights and any registration or application relating thereto, all licenses (whether any Company Party is licensee or licensor thereunder) but only to the extent that such licenses do not prohibit the Company Parties' granting of a security interest therein or a valid written consent to assignment or pledge has been obtained from the licensor thereunder, all tax refunds, tax refund claims, guaranty claims, all judgments, chooses in action and all computer software, computer programs and all general intangibles which represent the right to receive money and all interests of the Company Parties in any partnerships in which any of them is a general or limited partner.

                  "Interest Escrow Accounts" mean a separate custodial escrow account or accounts maintained by the Company, for the benefit of the Holders of the Notes pursuant to the Interest Escrow Security Agreement.

                  "Inventory" has the meaning specified in Section 1(a)(ii) and to the extent not otherwise described therein, all inventory of every type or description (other than inventory subject to purchase money security interests) and all documents covering such inventory, including, but not limited to, all goods, merchandise and other personal Assets, held for sale, lease or exchange, or which are furnished or are to be furnished under contracts of service, in each case whether such goods, merchandise or other personal Assets are on consignment, or which constitute raw materials, work in process or materials used or consumed or to be used or consumed in the Company Parties' businesses, or in the processing, packaging or shipping of the same, and all finished goods.

                  "Leases" has the meaning specified in Section 1(a) (iv) and to the extent not otherwise described therein, any and all leasehold interests of the Company Parties in real or personal Assets, whether any Company Party is lessor or lessee thereunder, and any other such leasehold interests created hereafter.

                  "Patents" has the meaning specified in Section 1(a)(vii) and includes the items listed under the heading "patents" on Schedule I to the Intellectual Property Security Agreement.

                  "Permitted Lien" means (i) Liens for taxes, assessments or governmental charges or levies not delinquent or which any Company Party is in good faith and by appropriate proceedings contesting and for which an adequate reserve has been established in accordance with GAAP, (ii) deposits, pledges or other items to secure obligations under workers' compensation, social security or similar laws, or under employment insurance, (iii) indemnity, performance or other similar bonds or deposits, pledges or other items to secure bids, tenders, contracts (other than contracts for the payment of money), statutory obligations, surety and appeal bonds and other obligations of like nature, in each case arising in the ordinary course of business, (iv) interests of landlords or other lessors under leases of real or personal Assets, (v) statutory Liens of landlords and mechanics', workmen's, materialmen's, carrier's or warehousemen's or other like Liens arising in the ordinary course of business with respect to obligations which are not due or which any Company Party is in good faith and by appropriate proceedings contesting and for which an adequate reserve has been established in accordance with GAAP, (vi) Liens securing purchase money Debt incurred to finance the acquisition of the Assets encumbered by such Liens, (vii) rights of tenants, subtenants, franchisees or parties in possession (other than a debtor-in-possession, trustee in bankruptcy or receiver) if such rights were granted in the ordinary course of business and vested on or before the date hereof or created thereafter in the ordinary course of business, (viii) interests of any customer who has purchased goods that are held by any Company Party until delivery is requested by such customer, (ix) Liens of any third party in insurance premiums returned to any Company Party, which Liens secure loans by such third party to the Company for the purpose of purchasing the insurance to which such premium relates, (x) extensions, renewals or replacements of any Lien referred to in paragraphs (i) through (ix) above, provided that any such extension, renewal or replacement is granted in the ordinary course of business and limited to the Assets originally encumbered thereby and (xi) Laws with respect to any Company Parties' Assets and any amendments thereto now or at any time hereafter adopted by any governmental or quasi-governmental authority having jurisdiction.

                  "Real Property" has the meaning specified in Section 1(a)(iv).

                  "Required Holders" has the meaning specified in the Purchase Agreement.

                  "Trademarks" has the meaning specified in Section 1(a)(viii), and to the extent not otherwise described therein, all trademarks, tradenames and service marks, including, without limitation, those listed on Schedule II to the Intellectual Property Security Agreement, which are registered in the United States Patent and Trademark Office, any office of any state or any other governmental authority, or in any country and all licenses of trademarks, tradenames and service marks, as well as any unregistered marks used by any Company Party in the United States and elsewhere, including any logos and/or designs used in connection with any such trademarks, tradenames or service marks and all registrations, recordings and applications for registration thereof;

         Section 2. Representations, Warranties and Covenants. Each Company Party hereby represents and warrants, covenants and agrees, with respect to itself, that:

                  (a) Each Company Party owns each item of Collateral pledged by it hereunder, and such Collateral is and shall at all times be free and clear of any security interest, mortgage, hypothecation, pledge, lien or encumbrance or restriction on the transfer thereof, except for (i) the Security Interests created under this Security Agreement and the other Security Documents, (ii) the Liens and encumbrances listed on Schedule C attached hereto (the "Existing Liens") and (iii) Permitted Liens. Each Company Party shall pay and discharge, or cause to be paid and discharged, when due and payable, all amounts secured by any of the Existing Liens or Permitted Liens. Each Company Party shall maintain, preserve and protect the security interests granted by it hereunder for as long as this Security Agreement shall remain in full force and effect.

                  (b) Schedule D hereto sets forth as of the date hereof each city, state and county where each Company Party has a place of business (including each Company Party's chief executive office and principal place of business) and each additional county and state where any Asset of each Company Party is located.

                  (c) The information set forth in Schedules C and D attached hereto is true, complete and correct as of the date hereof.

                  (d) Each Company Party will not (i) keep Collateral or After Acquired Collateral in any State in which financing statements have not theretofore been filed in a manner sufficient to perfect under the UCC of such State the Security Interests in the Collateral and the After Acquired Collateral granted hereby, or (ii) change its name or change its chief executive office or places of business from that shown in Schedule D, unless the Company Party (A) gives notice to the Required Holders of such event, (B) does the appropriate filing or other action necessary to perfect the Liens of the Holders on the Collateral and the After Acquired Collateral and (C) delivers an Officers' Certificate to the Required Holders stating that its obligations under Section 2(d)(B) have been fulfilled and setting forth the actions taken to comply with such section.

                  (e) Each Company Party will maintain or cause to be maintained at its expense, with financially sound and reputable insurers having a claims paying ability of "A" or better by Standard & Poor's ("S&P") or Moody's Investor Service, Inc. ("Moody's") insurance with respect to the Collateral and After Acquired Collateral against loss or damage of the kinds customarily insured against by corporations of established reputations engaged in the same or similar business and similarly situated as such Company Party, of such types and in such amounts as are customarily carried under similar circumstances by such other corporations and with such deductible amounts as are customary for companies in similar businesses similarly situated. Each Company Party will cause the Holders to be named as an additional insured and loss payee, as its interests may appear, under all present or future policies of insurance that insure any of the Collateral or After Acquired Collateral. Each Company Party will cause all policies of insurance to (i) provide that insurance proceeds with respect to the Collateral or After Acquired Collateral shall be adjusted with such Company Party (which shall give notice of any such loss to the Holders) prior to a Default in payment of any Note or an Event of Default, other than an Event of Default related to the failure to pay principal of any Note, and, on and after a Default in payment of principal of any Note or an Event of Default, other than an Event of Default related to the failure to pay principal of any Note, shall be adjusted with, and payable to, the Holders and (ii) include waivers by the insurer of all claims for insurance premiums against the Holders. Each Company Party shall use its best efforts to obtain insurance that provides that any losses shall be payable to the Holders, notwithstanding any act, failure to act or negligence of, or violation of warranties, declarations or conditions contained in such policy by, such Company Party or Holders. Insurance policies required to be obtained hereunder shall contain an agreement by the insurer that it will not cancel such policy except after 30 days' prior notice to the Required Holders. Each Company Party shall deliver to the Holders originals of such policies of insurance or certificates evidencing such policies, together with the evidence of payment (which evidence may be an Officers' Certificate of such Company) of all premiums then due thereon and such Company Party shall, at least five days prior to the expiration of any such insurance, deliver other original policies or other certificates of the insurers evidencing the renewal of such insurances. Should any Company Party fail to effect, maintain or renew any insurance provided for in this Section, or to pay the premium therefor, or to deliver to the Holders any of such policies or certificates, then in any of said events each Holder, at its option, but without obligation so to do, may, upon 10 days' notice to such Company Party procure such insurance. Any sums expended by the Holders to procure such insurance shall be repaid by such Company Party within 10 days following the date on which such expenditure shall be made by the Holders. Each Company Party annually will deliver to the Holders a letter from an insurance broker with whom such Company Party regularly conducts its business with respect to insurance



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

setting forth the insurance obtained pursuant to this Section 2(e) and then in effect and stating whether, as to amounts, coverage and provisions, such insurance protects such Company Party against any and all risks that are customarily insured against by companies in similar businesses similarly situated. Such letter shall also set forth any recommendation of such independent insurance broker as to additional insurance, if any, required in order to make insurance coverage of the Collateral consistent with practice regarding insurance coverage in the Company Party's industry. Upon notice of a Default in payment of principal of any Note or an Event of Default, other than an Event of Default in payment of principal of any Note, the Holders, (i) may,
(ii) upon notice from the Required Holders shall and (iii) shall, in any event, upon acceleration of the Obligations in accordance with Section 6 of the Notes, send written notice to all insurers for which it has received policies of insurance or certificates evidencing such policies informing them of the occurrence of such Default or Event of Default and instructing them to adjust all claims as set forth above until such insurers are notified to the contrary by the Required Holders. If such Event of Default is cured or waived prior to acceleration of any Obligations, the Required Holders shall advise such insurers to adjust claims with the Company Party.

                  (f) Each Company Party, at its own expense: (i) will do all acts and things, and will make, execute, acknowledge and deliver, and file and record in the proper filing and recording places all such instruments (including, without limitation, mortgages, assignments, security agreements, financing statements and continuation statements), required (and any that are reasonably requested by the Holders) to establish, perfect, maintain and continue the perfection and priority of the Security Interests of the Holders in the Collateral and the After Acquired Collateral, in the order of priority as described in Section 1(b), and, in addition, authorizes the Holders to execute and file in the name of the Holders any financing or continuation statements that the Holders may determine to be necessary or advisable to protect their security interests with respect to the Collateral and the After Acquired Collateral; (ii) will make all searches necessary (and any deemed necessary by the Holders) to establish and determine the validity and priority of such Security Interests of the Holders; provided, however, that, so long as no Event of Default has occurred and is continuing, the Company Party shall not be required to make any search in any location more frequently than once a year; and (iii) will satisfy all claims and charges, other than Permitted Liens and Existing Liens, that might reasonably be expected to materially prejudice, imperil or otherwise adversely affect the Collateral or the After Acquired Collateral or affect the existence, perfection or priority of such Security Interests. A carbon, photographic or other reproduction of this Security Agreement or a financing statement shall be sufficient as a financing statement and may be filed in lieu of the original in any or all jurisdictions which accept such reproductions. Each Company Party, at its own expense, will cause any New Subsidiaries (as defined in the Purchase Agreement), to do all acts and things required to comply with the protection and perfection of the Holders' Security Interest under this Section 2(f), in accordance with the provisions of
Section 1(b).

                  (g) Neither the execution and delivery of this Security Agreement by the Company Party, the consummation of the transactions herein contemplated nor the fulfillment of the terms hereof violate the terms of any agreement, indenture, mortgage, deed of trust, equipment lease, instrument or other document to which any Company Party is a party, or conflict with any Law, applicable to such Company Party of any court or any government, regulatory body or administrative agency or other governmental body having jurisdiction over such Company Party or its Assets, to the extent that such violation or conflict would have a



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

material adverse effect on the financial condition, business, assets, liabilities or prospects of such Company Party, or on the value of the Collateral, the After Acquired Collateral or the Security Interests.

                  (h) No consent or approval that has not been obtained prior to the date hereof of any governmental body, regulatory authority or securities exchange was or is necessary as a condition to the validity of the Security Interests granted hereunder in the Collateral and the After Acquired Collateral and this Security Agreement is effective to vest in the Holders the rights of the Holders in the Collateral and the After Acquired Collateral as set forth herein.

                  (i) For so long as any of the Notes shall remain outstanding, the Company Party shall not take any action discharging, canceling, extinguishing or otherwise impairing the Company Party's right, title and interest in and to any of the Collateral in contravention of the terms of the Purchase Agreement, the Notes or any of the Ancillary Agreements.

                  (j) The Company Party shall pay and discharge any taxes, assessments and governmental charges and levies against any Collateral and the After Acquired Collateral prior to delinquency thereof and shall keep all Collateral and the After Acquired Collateral free of any unpaid charges whatsoever, unless such charges are being contested in.

         Section 3. Administration of the Collateral. The Holders shall administer the Collateral and the After Acquired Collateral in accordance with the provisions hereof.

         Section 4. Release and Substitution of Collateral. The Collateral and the After Acquired Collateral shall not be released from the Security Interests created hereunder and no Assets shall be substituted for any of the Collateral except in accordance with the provisions of Article V of the Purchase Agreement, which provisions are hereby incorporated herein by reference.

         Section 5. Default; Remedies.

                  (a) Defined. For purposes of this Security Agreement, the terms "Default" and "Event of Default" shall have the respective meanings provided in the Notes and shall include an event that with the lapse of time or the giving of notice, or both, would constitute an Event of Default.

                  (b) Exercise of Remedies Under the Security Agreement. If a Default in payment of any Obligations shall have occurred or any Event of Default shall have occurred and be continuing, or would result therefrom, the Holders may commence the taking of such actions (or refrain from taking actions) toward collection or enforcement of this Security Agreement and the Collateral or After Acquired Collateral (or any portion thereof), including, without limitation, action toward foreclosure upon any Collateral or After Acquired Collateral, as it deems appropriate in its sole discretion or as instructed by the Required Holders. If any such Default or Event of Default that was the basis for the commencement of such action shall have been cured or waived, and, in the case where there has been an acceleration, recession of such acceleration shall have occurred, in each case in accordance with the terms of the Purchase Agreement, the Notes, or any of the Ancillary Agreements, as applicable, any direction to the Holders to take any action in connection with the aforementioned notice shall be deemed rescinded upon notification by the Holders of such cure, waiver or rescission of acceleration, as the case may be.

(c) Remedies Generally. If a Default in the payment of any Obligations shall have occurred or any Event of Default shall have occurred and be continuing or would result therefrom, the Holders or by agents or attorneys may exercise in respect of the Collateral or After Acquired Collateral all of the rights and remedies set forth herein or otherwise available to a secured party upon Default under any applicable provision of the UCC or any other applicable jurisdiction and, in conjunction with or in addition to such rights and remedies, may themselves or by agents or attorneys retain the Collateral or the After Acquired Collateral or sell, assign, transfer, or dispose of, endorse and deliver the whole or, from time to time, any part of the Collateral or the After Acquired Collateral at public or private sale, for cash, upon credit or for other Assets, for immediate or future delivery, and for such price or prices and on such other terms as are satisfactory to the Holders (in their discretion) without liability for loss or damage. Upon consummation of any such sale, the Holders shall have the right to assign, transfer, endorse and deliver to the purchaser or purchasers thereof the Collateral or After Acquired Collateral so sold. Each such purchaser at any such sale shall hold the Assets sold absolutely free from any claim or right on the part of any Company Party, and each Company Party hereby waives (to the full extent permitted by law) all rights of redemption, stay or appraisal which such Company Party now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Holders shall give such Company Party ten days' written notice (which each Company Party agrees shall be deemed to be reasonable notification within the meaning of Section 9-504(3) of the relevant UCC) of the Holder's intention to make any such public or private sale. Any such sale shall be held at such time or times and at such place or places as the Holders may fix. At any such sale, the Collateral or After Acquired Collateral, or portion thereof to be sold, may be sold as an entirety or in separate portions, as the Holders may, in their discretion, determine. The Holders shall not be obligated to make any sale of the Collateral or After Acquired Collateral if it shall determine not to do so, regardless of the fact that notice of sale of the Collateral or After Acquired Collateral may have been given. The Holders may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case sale of all or any part of the Collateral or After Acquired Collateral is made on credit or for future delivery, the Collateral or After Acquired Collateral so sold may be retained by the Holders until the sale price is paid by the purchaser or purchasers thereof, but the Holders shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral or After Acquired Collateral so sold and, in case of any such failure, such Collateral may or After Acquired Collateral be sold again upon like notice. As an alternative to exercising the power of sale herein conferred upon it, the Holders may proceed by suit or suits at law or in equity to foreclose this Security Agreement and sell the Collateral or After Acquired Collateral or any portion thereof pursuant to judgment or decree of a court or courts having competent jurisdiction. Any of the Collateral or After Acquired Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Holders or after any overhaul or repair that the Holders shall determine to be commercially reasonable. If, under mandatory requirements of applicable law, the Holders shall be required to make disposition of the Collateral or After Acquired Collateral within a period of time that does not permit the giving of notice to a Company Party as provided herein, the Holders need give such Company Party only such notice of disposition as shall be reasonably practicable in view of such mandatory requirements of law.

                  (d) Remedies; Obtaining the Collateral Upon Default. Each Company Party agrees that, if a Default or Event of Default shall have occurred and be continuing, or would result therefrom then and in every such case, and in addition to the rights and remedies available to a secured party under any applicable provisions of the Uniform Commercial Code, or any other applicable law, the Holders, may:

                           (i) personally, or by agents or attorneys, immediately take possession of the Collateral or After Acquired Collateral or any part thereof from such Company Party or any other person who then has possession of any part thereof, with or without notice or process of law, and for that purpose may enter upon such Company Party's premises where any of the Collateral or After Acquired Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of such Company Party;

                           (ii) instruct the obligor or obligors on any agreement, instrument or other obligation constituting Collateral or After Acquired Collateral to make any payment or render any performance required by the terms of such agreement, instrument or obligation directly to the Holders or their designee;

                           (iii)    withdraw all monies, securities and
                                    instruments held by the Holders in any
                                    Financial Account (including but not limited to the Collateral Account, the Interest Escrow Accounts or the Funded Commitment Facility Escrow Accounts), or otherwise for application to the Obligations;

                           (iv) sell or otherwise liquidate, or direct such Company Party to sell or otherwise liquidate, any or all investments made in whole or in part with the Collateral or After Acquired Collateral or any part thereof, and take possession of the proceeds of any such sale or liquidation; and

                           (v) take possession of the Collateral or After Acquired Collateral or any part thereof by directing such Company Party in writing to deliver the same to the Holders at any place or places designated by the Required Holders, in which event such Company Party shall at its own expense:

                                    (A)      forthwith cause the same to be
                                             moved to the place or places so
                                             designated by the Agent and there
                                             delivered to the Holders;

                                    (B)      store and keep any Collateral or
                                             After Acquired Collateral so
                                             delivered to the Holders at such
                                             place or places pending further
                                             action by the Required Holders as
                                             provided in this Section 5(d); and

                                    (C)      while any such Collateral or After
                                             Acquired Collateral shall be so
                                             stored and kept, provide such guard
                                             and maintenance services as shall
                                             be necessary to protect the same
                                             and to preserve and maintain such
                                             Collateral or After Acquired
                                             Collateral in good condition;

         it being understood that such Company Party's obligation so to deliver the Collateral or the After Acquired Collateral is of the essence of this Security Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Holders shall be entitled to a decree requiring specific performance by such Company Party of such obligation.

                  (e) Collateral Account. The Required Holders shall deposit the proceeds of any Collateral or the After Acquired Collateral obtained or disposed of pursuant to this Section 5 in the Collateral Account.

                  (f) Intellectual Property Collateral. The Holders may exercise in respect of the Intellectual Property Collateral (as that term is defined in the Intellectual Property Security Agreement), in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon Default under the N.Y. Uniform Commercial Code, and may also (i) require the Company or any of its Subsidiaries to, and the Company and each of its Subsidiaries hereby agree that they will, at their expense, and upon the request of any Holder forthwith, assemble all or part of the documents and things embodying all or any part of the Intellectual Property Collateral as directed by the Holders and make them available to the Holders at a place and time to be designated by the Holders which is reasonably convenient to the parties and (ii) without notice, except as specified below, sell the Intellectual Property Collateral or any part thereof in one or more parcels at public or private sale, at any of the Holder's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Holders may deem commercially reasonably. In the event of any sale, assignment, or other disposition of any of the Intellectual Property Collateral of the Companies or any of its Subsidiaries, the goodwill of the business connected with and symbolized by any Trademarks subject to such disposition shall be included and the Company and its Subsidiaries, as the case may be, shall supply to the Holders the Company's and its Subsidiaries', as the case may be, know-how and expertise, and documents and things embodying the same, relating to the manufacture, distribution, advertising and sale of the products or the provision of services relating to any Intellectual Property Collateral subject to such disposition, and the Company's and its Subsidiaries', as the case may be, customer lists and other records and documents relating to the Intellectual Property Collateral and to the manufacture, distribution, advertising and sale of such products and services. The Company and its Subsidiaries agree that, to the extent notice of sale shall be required by law, at least ten days' notice to the Company and its Subsidiaries, as the case may be, of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Holders shall not be obligated to make any sale of the Intellectual Property Collateral regardless of notice having been given. The Holders may adjourn the public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (g) Preventing Impairment of the Collateral. Regardless of whether there shall have occurred any Default or Event of Default, the Holders may institute and maintain or cause in the name of each Company Party or of the Required Holders, or both, to be instituted or maintained, such suits and proceedings as the Required Holders may be advised by counsel shall be necessary or expedient to prevent any impairment of the Collateral or After Acquired Collateral in contravention of the terms hereof or of the Purchase Agreement, the Notes or any Ancillary Agreements.

         Section 6. Holders Appointed Attorney-in-Fact. Each Company Party hereby constitutes and appoints the Holders their attorney-in-fact for all Collateral for the purpose of carrying out the provisions, but subject to the terms and conditions, of this Security Agreement and taking any action and executing any instrument, including, without limitation, any financing statements or continuation statements, and taking any other action to maintain the validity, perfection and enforcement of the Security Interests intended to be created hereunder, that the Holders may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest.

         Section 7. Purchase of Collateral by Required Holders. At any sale of the Collateral or After Acquired Collateral, whether pursuant to power of sale or otherwise hereunder, any Holder of the Notes may, to the extent permitted by applicable law, bid for and purchase, free from any right of redemption, stay or appraisal (all such rights being hereby waived and released by each Company Party to the extent permitted by law), the Collateral or After Acquired Collateral or any party thereof or any interest therein and upon compliance with the terms of such sale may hold, retain, exploit, resell or otherwise dispose of such Assets without further accountability to the Company Party for the proceeds of such sale. Each Company Party will execute and deliver, or cause to be executed and delivered, such instruments, endorsements, assignments, waivers, certificates and other documents and take such further action as the Holder of the Notes shall reasonably request in connection with any such sale.

         Section 8. Disposition of Proceeds. The proceeds of any sale or other disposition of the whole or any part of the Collateral or After Acquired Collateral by the Holders pursuant to this Security Agreement, together with any other monies held by the Holders pursuant to this Security Agreement, shall be applied by the Holders in accordance with the provisions of the Notes.

         Section 9. Waiver of Claims. Except as otherwise provided in this Security Agreement, EACH COMPANY PARTY HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE OF JUDICIAL HEARING IN CONNECTION WITH THE REQUIRED HOLDERS' TAKING POSSESSION OR THE REQUIRED HOLDERS' DISPOSITION OF ANY OF THE COLLATERAL IN ACCORDANCE WITH THE TERMS HEREOF. THE PURCHASE AGREEMENT, THE NOTES, AND ANY ANCILLARY AGREEMENTS INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICES

AND HEARINGS FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT THAT THE COMPANY PARTY WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, and, to the fullest extent permitted by applicable law, each Company Party hereby further waives:

                  (a) all damages occasioned by such taking of possession except any damages that are the direct result of the Holders' gross negligence, bad faith or willful misconduct; and

                  (b) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Holders' rights and powers hereunder.

                  Any sale of, or the exercise of any options to purchase, or any other realization upon, any Collateral or After Acquired Collateral shall operate to divest all right, title, interest, claim and demand, at law or in equity, of the Company Party therein and thereto, and shall be a perpetual bar both at law and in equity against the Company Party and against any and all persons claiming or attempting to claim the Collateral or After Acquired Collateral so sold, optioned or realized upon, or any part thereof, through and under such Company Party.

         Section 10. Remedies Cumulative; No Waiver. Each right, power and remedy of the Holders provided for herein, in the Purchase Agreement, the Notes and any Ancillary Agreement or in another agreement pursuant to which a Lien is created in favor of any Holder, or now or hereafter existing at Law or in equity, by statute or otherwise, shall be cumulative and concurrent and shall be in addition to every other right, power or remedy of any Holder provided for herein, in the Purchase Agreement, the Note or in any other Ancillary Agreement or in another agreement pursuant to which a Lien is created in favor of any Holder or now or hereafter existing at Law or in equity, by statute or otherwise. No failure on the part of any Holder to exercise, and no delay in exercising, any right, power or remedy hereunder or under any such other agreement or now or hereafter existing at Law or in equity, by statute or otherwise, shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. No notice to or demand on any Company Party hereunder shall, of itself, entitle it to any other or further notice or demand in the same, similar or other circumstances.

         Section 11. Additional Collateral. Without notice or consent of any Company Party and without impairment of the Security Interests and rights created by this Security Agreement, the Holders may accept from any person or persons additional Collateral or other security for the Obligations. The creation of the security interest created hereunder shall not prevent the Holders from resorting to such additional Collateral or security without affecting the Holders' rights hereunder. The Holders' acceptance of any such additional Collateral or security shall not prevent the Holders from resorting to the Collateral without affecting the Holders' rights in and to such additional Collateral or the After Acquired Collateral or security.

         Section 12. Further Assurances. Each Company Party agrees (a) that it shall, at its own expense, file or record such notices, financing statements, continuation statements or other documents as may be necessary to perfect the Security Interests, and as the Holders may reasonably request, such instruments to be in form and substance satisfactory to the Holders and (b) that each Company Party shall, and shall cause all new Subsidiaries (as that term is defined in the Purchase Agreement), at its own expense, do such further acts and things and execute and deliver to the Holders such additional conveyances, assignments, agreements and instruments as the Holders may at any time reasonably request in connection with the administration and enforcement of this Security Agreement or relative to the Collateral or the After Acquired Collateral or any part thereof or in order to assure and confirm unto the Holders, their rights, powers and remedies hereunder.

         Section 13. Expenses and Indemnification.

                  (a) Expenses. The Company Parties agree to pay to the Holders from time to time upon demand, all reasonable fees, costs and expenses of the Holders (including, without limitation, the reasonable fees and disbursements of counsel) (i) arising in connection with the preparation, execution, delivery, modification or termination of this Security Agreement or the enforcement of any of the provisions hereof or (ii) incurred or required to be advanced in connection with the sale or other disposition of any Collateral or After Acquired Collateral pursuant to this Security Agreement and the preservation, protection or defense of the Holders' rights under this Security Agreement or in and to the Collateral or After Acquired Collateral.

                  (b) Stamp and Other Taxes. The Company Parties hereby agree to indemnify each Holder for, and hold each of them harmless against, any present or future claim for liability for any stamp or other similar tax and any penalties or interest with respect thereto, which may be assessed, levied or collected by any jurisdiction in connection with this Security Agreement or any Collateral or After Acquired Collateral.

                  (c) Filing Fees, Excise Taxes, Etc. The Company Parties hereby agree to pay or to reimburse the Holders for any and all amounts in respect of all search, filing, recording and registration fees, taxes, excise taxes and other similar imposts which may be payable or determined to be payable in respect of the execution, delivery, performance and enforcement of this Security Agreement.

                  (d) Survival of Obligations. The Obligations of the Company Parties set forth in this Section 13 shall survive the execution, delivery and termination of this Security Agreement and the payment of all other Obligations.

         Section 14. Obligations Absolute. The liability of the Company Parties under this Security Agreement shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by (a) any change in the time, place or manner of payment of all or any of the Obligations, or in any other term of this Agreement or the Purchase Agreement, any Ancillary Agreement or the Notes, any waiver, indulgence, renewal, extension, amendment or modification of or addition, consent or supplement to or deletion from or any other action or inaction under or in respect of this Agreement or the Purchase Agreement, the Notes or any Ancillary Agreement or any assignment or transfer thereof; (b) any lack of validity or enforceability, in whole or in part, of this Agreement or the Purchase Agreement, any Ancillary Agreement or the Notes; (c) any furnishing of any additional security for the Obligations or any acceptance thereof or any release or non-perfection of any Security Interests in the Assets other than the Collateral or After Acquired Collateral; (d) any limitation on any party's liability or obligations under this

Agreement or the Purchase Agreement, any Ancillary Agreement or the Notes; (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to any Company Party, or any action taken with respect to this Security Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not the Company Party shall have notice or knowledge of any of the foregoing; (f) any exchange, release or amendment or waiver of or consent to departure from this Agreement, the Purchase Agreement, the Notes, any Ancillary Agreement or any other agreement pursuant to which a Lien is created in favor of any Holder, pursuant to which a person other than the respective Company Party has granted a security interest; or (g) any other circumstance that might otherwise constitute a defense available to, or discharge of, any Company Party.

         Section 15. Waiver. To the extent permitted by applicable law, each Company Party hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and this Security Agreement and any requirement that the Holders protect, secure, perfect or insure any security interest or any Assets subject thereto or exhaust any right or take any action against the Company Party or any other person or entity; provided, however, that the Holders shall in any event take such care in the handling of any Collateral or After Acquired Collateral in its possession as it takes with respect to the Assets of a similar nature in its possession.

         Section 16. Termination. Upon payment in full and satisfaction of all of the Obligations, this Security Agreement shall terminate and the Holders shall reassign and redeliver to each Company Party all Collateral and After Acquired Collateral hereunder that has not been sold, disposed of, retained or applied by the Holders in accordance with the terms hereof and the Notes. Such reassignment and redelivery shall be without warranty by or recourse to the Holders, and shall be at the expense of such Company Party. At such time, this Security Agreement shall no longer constitute a Lien upon or grant any Security Interest in any of the Collateral and After Acquired Collateral; and the Holders shall, at such Company Party's expense, deliver to the Company Party written acknowledgment thereof and of cancellation of this Security Agreement in a form as reasonably requested by the Company Party and adequate for proper filing or recording in such offices and such jurisdictions as the Company Party reasonably deems necessary to release the Security Interests granted hereby. This Security Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned upon the insolvency, bankruptcy or reorganization of any Company Party, all as though such payment had not been made.

         Section 17. Notices. Any notices or other communications required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery or by registered or certified mail, postage prepaid, return receipt requested or by nationwide overnight delivery service (with charges prepaid) addressed as follows:

                  If to any Company Party:

                           Intracel Corporation
                           2005 NW Sammamish Road, Suite 107
                           Issaquah, Washington  98027

                           Attention:  Chief Executive Officer
                           Fax Number: (425) 392-2992
                           Confirm Number: (425) 557-1894

                           cc:  Morrison & Foerster LLP
                                1290 Avenue of the Americas
                                New York, New York  10104
                                Attention:  Joseph W. Bartlett, Esq.

                  If to the Holders:

                           Northstar High Yield Fund
                           Northstar High Total Return Fund
                           Northstar High Total Return Fund II
                           Northstar Strategic Income Fund
                           300 First Stamford Place
                           Stamford, Connecticut 06902
                           Attention:  Mr. Michael A. Graves
                           Fax Number: (203) 862-8601
                           Confirm Number: (203) 863-6224

                           cc: Reboul, MacMurray, Hewitt, Maynard & Kristol
                               45 Rockefeller Plaza
                               New York, New York  10111
                               Attention:  Karen C. Wiedemann, Esq.

Each party hereto may by notice to the other party designate such additional or different addresses as shall be furnished in writing by such party. Any notice or communication to any party shall be deemed to have been given or made as of the date so delivered, if personally delivered; and three calendar days after mailing if sent by registered or certified mail (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee) or one day after delivery to an overnight express service for next day delivery, as the case may be. The Company Parties may give notice to the Holders at the address set forth above, or any different address as shall be specified for them in the Company's records.

         Section 18. Binding Agreement; Assignment. This Security Agreement shall be binding upon and inure to the benefit of the Company Parties and the Holders and their respective successors and permitted assigns. Neither this Security Agreement nor any Interest herein or in the Collateral or After Acquired Collateral, or any part thereof, may be assigned by the Company Parties; provided, however, that this Security Agreement may be assigned by a Company Party and shall be deemed to be automatically assigned by a Company Party to any person who succeeds to the Company Party, provided however, that the Company Parties shall not as a result of such assignment be relieved of any Obligations hereunder or under the Purchase Agreement, the Notes or any Ancillary Agreements. This Security Agreement shall be deemed to be automatically assigned by the Holders to any person who succeeds to or replaces the

Holders in accordance with the terms hereof, and its assignee shall have all rights and powers of, and act as, the Holder hereunder.

         Section 19. Governing Law. THE PARTIES HERETO EXPRESSLY ACKNOWLEDGE AND AGREE THAT, IN ACCORDANCE WITH THE PROVISIONS OF NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401 GOVERNING AGREEMENTS RELATING TO ANY OBLIGATION ARISING OUT OF A TRANSACTION COVERING IN THE AGGREGATE NOT LESS THAN $250,000, THIS SECURITY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR THE PERFECTION OF THE SECURITY INTERESTS HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN NEW YORK. TO THE FULLEST EXTENT THEY MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, THE PARTIES HERETO HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT, AND IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT. THE PARTIES HERETO IRREVOCABLY WAIVE, TO THE FULLEST EXTENT THEY MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TRIAL BY JURY AND ANY OBJECTION WHICH THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         Section 20. Amendments. This Security Agreement may not be amended or modified except by a written agreement signed by the Company and the required Holders.

         Section 21. Severability. In the event that any provision contained in this Security Agreement shall for any reason be held to be illegal or invalid under the Laws of any jurisdiction, such illegality or invalidity shall in no way impair the effectiveness of any other provision hereof, or of such provision under the laws of any other jurisdiction; provided, that in the construction and enforcement of such provision under the laws of the jurisdiction in which such holding of illegality or invalidity exists, and to the extent only of such illegality or invalidity, this Security Agreement shall be construed and enforced as though such illegal or invalid provision had not been contained herein.

         Section 22. Headings. Section headings used herein are inserted for convenience only and shall not in any way affect the meaning or construction of this Security Agreement.

         Section 23. Counterparts. This Security Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, and all of which shall together constitute but one and the same instrument. A complete set of counterparts shall be lodged with the Holders.

         IN WITNESS WHEREOF, the Company Parties and the Holders have caused this Security Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.



                                        INTRACEL CORPORATION


                                        By:  /s/  SIMON R. McKENZIE
                                             ----------------------------------
                                             Name:  Simon R. McKenzie
                                             Title: President and Chief
                                                    Executive Officer



                                        BARTELS, INC.


                                        By:  /s/  SIMON R. McKENZIE
                                             ----------------------------------
                                             Name:  Simon R. McKenzie
                                             Title: President and Chief
                                                    Executive Officer



                                        PERIMMUNE HOLDINGS, INC.


                                        By:  /s/  SIMON R. McKENZIE
                                             ----------------------------------
                                             Name:  Simon R. McKenzie
                                             Title: President and Chief
                                                    Executive Officer



                                        PERIMMUNE, INC.


                                        By:  /s/  SIMON R. McKENZIE
                                             ----------------------------------
                                             Name:  Simon R. McKenzie
                                             Title: President and Chief
                                                    Executive Officer



                                        NORTHSTAR HIGH YIELD FUND


                                        By:  /s/ MICHAEL A. GRAVES
                                             ----------------------------------
                                             Name:  Michael A. Graves
                                             Title:    Vice President

                                        NORTHSTAR HIGH TOTAL RETURN FUND


                                        By:  /s/ MICHAEL A. GRAVES
                                             ----------------------------------
                                             Name:  Michael A. Graves
                                             Title:    Vice President



                                        NORTHSTAR HIGH TOTAL RETURN FUND II


                                        By:  /s/ MICHAEL A. GRAVES
                                             ----------------------------------
                                             Name:  Michael A. Graves
                                             Title:    Vice President



                                        NORTHSTAR STRATEGIC INCOME  FUND


                                        By:  /s/ MICHAEL A. GRAVES
                                             ----------------------------------
                                             Name:  Michael A. Graves
                                             Title:    Vice President

                                   Schedule A

See attached.

                                                                      SCHEDULE A

                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

                        PATENTS AND PATENT APPLICATIONS


Title                                                               Country     Patent #      Allowed App #     Filed App #
Monoclonal Antibodies

Tumor specific monoclonal antibodies                                 US         4,828,991

Tumor associated monoclonal antibodies derived from                  US         4,997,762
human B-cell line                                                               5,180,814

                                                                     AT         E71410

                                                                     AU         589,351
                                                                                635,511

                                                                     BE         0151030

                                                                     CA                                          ??3130

                                                                     CH         0151030

                                                                     DE         P3585093

                                                                     DK                                          408/85

                                                                     EP         0151030

                                                                     ES         539,987

                                                                     FR         0151030

                                                                     GB         0151030

                                                                     GR         850,179

                                                                     HU         209,519

                                                                     IE         58,859

                                                                     IL         74,156
                                                                                91,045

                                                                     IT         0151030

                                                                     JP         2021518                         269230/93

                                                                     LU         0151030

                                                                     NL         0151030

                                                                     NZ         210,867

                                                                     PT         79,894

                                                                     SE         0151030

                                                                     ZA         8,500,689

                                                                      Schedule A

                        PATENTS AND PATENT APPLICATIONS


Title                                                              Country     Patient #     Allowed App #     Filed App #
Tumor specific monoclonal antibodies                                US          5,106,738

Tumor associated monoclonal antibody 81AV78                         US          5,348,880

                                                                    AU          656785

                                                                    CA                                            2108767

                                                                    EP                                            92913154.8

                                                                    FI                                            935038

                                                                    JP                                            500176/93

                                                                    KR                                            93/703412

                                                                    WO                                            US92/04023

Tumor associated monoclonal antibodies                              US          5,474,755

Monoclonal Antibody 88BV59                                          US                                            08/341469

                                                                    AU          651,261

                                                                    CA                                            2083542

                                                                    EP                                            92203827.8

                                                                    FI                                            925638

                                                                    HU                                            9203932

                                                                    ID                                            P-005142

                                                                    IL                                            103758

                                                                    JP                                            331961/92

                                                                    KR                                            92/23925

                                                                    NO                                            924803

                                                                    NZ          245443

                                                                    TW                                            81109353

                                                                    ZA          92/8880

Monoclonal antibody 88BV59, subclones and method of making          US                                            08/192069

                                                                    AU                                            17425/95

                                                                    CA                                            2158572

                                                                    EP                                            95909472.3

                                                                    FI                                            954700

                                                                    JP                                            52078/95

                                                                      SCHEDULE A

                        PATENTS AND PATENT APPLICATIONS


Title                                                               Country     Patent #     Allowed App #     Filed App #
                                                                     KR                                         95/?Q4282
                                                                     WO                                        US95/01440

Tumor associated monoclonal antibody 123AV16                         US          5,495,002
                                                                     ID                                         P-950285
                                                                     WO                                        EP95/00581
                                                                     ZA           95/1113
In-vitro method for producing antigen specific human                 US          5,229,275
monoclonal antibodies

                                                                     AT          E123,311

                                                                     AU           647,112

                                                                     BE          0,454,225

                                                                     CA                                         2,041,213

                                                                     CH          0,454,225

                                                                     DE         69,110,084.5
                                                                                555

                                                                     DK          0,454,225

                                                                     EP          0,454,225

                                                                     ES          0,454,225
                                                                     FI                                          912,016

                                                                     FR          0,454,225

                                                                     GB          0,454,225

                                                                     GR          3,017,162

                                                                     IE           66,523

                                                                     IT          0,454,225

                                                                     JP                                         191343/91

                                                                     KR                                          91/6661

                                                                     NL          0,454,225

                                                                     SE          0,454,225

                                                                     ZA           91/2998

Imaging infectious foci with human IgM 16.88                         US                         08/346,988

                                                                  SCHEDULE A

                        PATENTS AND PATENT APPLICATIONS


Title                                         Country        Patent #       Allowed App #        Filed App #
Chelators

Method for purifying chelator conjugated
compounds                                       US           5,244,816

                                                AU           656,717

                                                CA                                               2,069,303

                                                DK                                               0488/92

                                                EP                                               90915696.0

                                                FI                                               921,579

                                                IE                                               3585/90

                                                JP                                               514572/90

                                                KR                                               92/700833

                                                NZ                                               235,618

                                                PT                                               95574

                                                WO                                               US90/05772

                                                ZA                                               90/8095

Chelating agents for attaching metal ions
to proteins                                     US           5,292,868      08/430657
                                                             5,488,126

                                                AT           E128035

                                                AU           638,757

                                                BE           0429644

                                                CA                                                2,033,086

                                                CH           0429644

                                                DE           69022542.3

                                                DK           0429644

                                                EP           0429644                              95200465.3

                                                ES           0429644

                                                FI                                                910,329

                                                FR           0429644

                                                GB           0429644

                                                DE                                                1867/90

                                                                     SCHEDULE A

                        PATENTS AND PATENT APPLICATIONS

Title                           Country         Patent #        Allowed App #   Filed App #
                                IT              0429644
                                JP                                              513354/90
                                KR                                              91/700100
                                NL              0429644
                                SE              0429644
                                WO                                              US90/02910
                                ZA              90/4047
Technetium-99M labelling
of proteins                     US              5,317,091
                                AU              658,403
                                CA                                              2104943
                                EP                                              92907824.4
                                FI                                              933760
                                JP                                              507406/92
                                KR                                              93/702561
                                WO                                              US92/01577
Chelator IDAC-2 and methods
for purifying chelator          US                                              08/278721
conjugated compounds                                                            08/442856

                                WO                                              US95/09285
New Polyaminocarboxylate
chelators                       US                                              95/00068
                                WO                                              US95/00068
Pre-Targeting

Site specific in vivo
activation of therapeutic
drugs                           US              5,433,955                       07/300999
                                                                                08/382469
                                AT              E123414
                                AU              648,015
                                BE              0454783
                                CA                                              2025899
                                CH              0454783
                                DE              69019959.7
                                DK              0454783

                                                                      SCHEDULE A

                        PATENTS AND PATENT APPLICATIONS

Title                                         Country        Patent #       Allowed App #        Filed App #
                                                EP           0454783

                                                ES           0454783

                                                FI                                               913,511

                                                FR           0454783

                                                GB           0454783

                                                IT           0454783

                                                JP                                               503116/90

                                                KR                                               90/702129

                                                LU           0454783

                                                NL           0454783

                                                NO                                               912,864

                                                SE           0454783

                                                WO                                               90/00503

In Vivo Binding Pair Pretargeting               US                          08/146186            08/452938
                                                                                                 08/461267

                                                AU           663,582

                                                CA                                               2,107,558

                                                EP                                               93906276 6

                                                FI                                               934,857

                                                ID                                               P-005991

                                                JP                                               515830/93

                                                KR                                               93/703311

                                                WO                                               US93/01?58

                                                ZA           93/3035

High yield preparation of dimene to
decamene chitin oligomers                       US                                               08/397464

                                                IL                                               117052

                                                WO                                               US96/02705

                                                                      SCHEDULE A

                        PATENTS AND PATENT APPLICATIONS



Title                                         Country        Patent #       Allowed App #        Filed App #
Polymer affinity systems in the delivery        US                                               08/471264
of cytotoxic materials and other components
in the site of disease
Immunotherapy

Active specific immunotherapy                   US           5,484,596                           08/540298

CTAA 28A32, the antigen recognized by
MCA 28A32                                       US                             08/041529

                                                AT           0537168

                                                AU           660,927

                                                BE           0537168

                                                CA                                                2079601

                                                CH           0537168

                                                DE           0537168

                                                DK           0537168

                                                EP           0537168

                                                ES           0537168

                                                FI                                                924576

                                                FR           0537168

                                                GB           0537168

                                                GR           0537168

                                                IT           0537168

                                                JP                                                508604/91

                                                KR                                                92/702530

                                                LU           0537168

                                                NL           0537168

                                                                      SCHEDULE A

                        PATENTS AND PATENT APPLICATIONS

Title                                                               Country     Patent #      Allowed App #     Filed App #
                                                                      SE         0537168

                                                                      WO                                         US91/02459

Antigen recognized by MCA 16.88                                       US         5,338,832

                                                                      AT         E137674

                                                                      AU         618,209

                                                                      BE         0328578

                                                                      CA                                         5?1,017

                                                                      CH         0328578

                                                                      DE         P3855290.9

                                                                      DK                                         1025/89

                                                                      EP         0328578

                                                                      FR         0328578

                                                                      GB         0328578

                                                                      HU                                         4187/88

                                                                      IE                                         2034/88

                                                                      IL         86,958

                                                                      IT         0328578

                                                                      JP                                         505983/89

                                                                      LU         0328578

                                                                      NL         0328578

                                                                      NZ         225,280

                                                                      SE         0328578

                                                                      WO         US88/02245

                                                                      ZA         88/4777

Keyhole ? hemocyanin composition with enhanced                        US         5,407,912                       08/343808
immunogenic activity
                                                                      AS                         09/009,121

                                                                      AU                                          60519/94

                                                                      CA                                           2121296

                                                                      EP                                         942009978

                                                                      SCHEDULE A

                        PATENTS AND PATENT APPLICATIONS

Title                                  Country         Patent #        Allowed App #   Filed App #
                                        FI                                              941725
                                        ID                                              P-940578
                                        JP                                              104838/94
                                        KR                                              94/8063
                                        ZA              94/2510
Tumor associated epitope                US                                              08/478591
CTAA 8IAV78, the antigen recognized
by human monoclonal                     US                                              08/150036
antibody 81AV78
                                        AU                                              20085/92
                                        CA                                              2102422
                                        EP                                              92912470.9
                                        FI                                              934,963
                                        JP                                              500223/93
                                        KR                                              93/703413
                                        WO                                              US92/04108
Others
Leukoregulin, an antitumor
lymphokine and its therapeutic uses     US              4,849,506
                                                        5,082,657
                                        AT              E48617
                                        AU              592,529
                                                        641,386
                                        BE              0179127
                                        CA                                              478,987
                                        CH              0179127
                                        DE              P3574710.2
                                        DK              170,781
                                                        170,423
                                        EP              0179127
                                        FI              85,867
                                        FR              0179127
                                        GB              0179127

                                                                      SCHEDULE A

                        PATENTS AND PATENT APPLICATIONS


Title                                         Country        Patent #       Allowed App #        Filed App #
                                                IT           0179127

                                                JP                                               501862/85
                                                                                                 300409/93
                                                LU           0179127

                                                NL           0179127

                                                NO            170423

                                                SE           0179127

                                                WO                                               US85/00626

Urethral catheter and catheterization process   US         5,120,316

Immunoreactive peptides of apo(2)               US                                               08/266407
                                                                                                 08/456840
                                                                                                 08/457449
                                                                                                 08/172461

                                                AU                                               81,606/94

                                                CA                                               2138605

                                                EP                                               942036534

                                                FI                                               945976

                                                ID                                               P-942209

                                                JP                                               318892/94

                                                KR                                               94/35809

                                                ZA         94/10145
An alignment system to overlay abdominal
computer aided tomography and magnetic          US         5,299,253
resonance anatomy with single photon
emulsion tomography

                                                                      Schedule B
                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

                                   TRADEMARKS

     OncoSpect(TM)
     Oncovax(TM)
     Onconostika(TM)
     Oncoscan(TM)
     Oncoselect(TM)
     Apo-Tek Lp(a)*
     Apo-Tek Apo E*
     KLH Immune Activator*


     * Final name and registration to be completed

                                   Schedule B

     See attached.

                              INTRACEL CORPORATION
                                 EQUIPMENT LIST

Vendor                           Equipment Description           Total Cost

Osmonics, Inc.                   Steam Generator                  $ 48,670.00
                                 PS. VSG-500/50TI

Kuhlmann Technologies, Inc.      Pharmapro Sterilizer             $133,460.00
                                 PP263648D

Scientek                         Glassware Washer                 $ 61,135.00

Taylor Boiler & Equipment        Parker Steam Boiler              $ 22,310.00
                                 Serial #48270

Inova Pao-Systeme                Auto Filling, Inserting & Screw  $180,671.00
                                 Capping Machine
                                 VFVM 4031 031 163

Urania Engineering Co.           PouchPro System with             $102,472.00
                                 Desiccant Dispenser

Telenet, Inc.                    Phone System                     $ 72,264.62

Accraply, Inc.                   Infeed/Outfeed Turntable         $ 13,295.00

Urania Engineering Co.           Rotary Band Heat Sealer          $ 16,060.00
                                 with Ink Jet Printer Interface
                                 Model 3500P

VWR Scientific                   Masterpro Balance with           $  4,176.31
                                 2 Stat Data Printers
                                 Model 620G X 001G

VWR Scientific                   Branson Sonifier with            $  3,232.08
                                 1/4" micro tip
                                 Model 450

Bio Rad                          Prep Cell with Power Pac         $ 11,808.50
                                 Model 491

Bio Rad                          Mini Protein II Cell/Power       $  5,423.00
                                 Pac 3000 system

VWR                              Eppondorf Micro-centrifuge       $  2,395.00
                                 Model 5417C

Ismaca USA, Inc.                 Bio-Line Dispensing System       $ 35,958.00

Total                                                             $713,330.49


                                   Schedule C

1. Certain patents, patent applications and trademarks serve as collateral under that certain Intellectual Property Security Agreement, dated August 8, 1996, among PerImmune Holdings, Inc., PerImmune, Inc., Akzo Nobel Pharma International, B.V. and Organon Teknika Corporation.

2. Pursuant to an Assignment Agreement, dated December 27, 1995, by and among Intracel Corporation, Northstar Advantage High Total Return Fund and Dade International Inc. ("Dade"), Dade assigned all its rights, title and interest in and to a Secured Promissory Note in the amount of $4,667,000 of Intracel, dated November 16, 1995, issued to Dade and the Related Agreements (as defined therein) to Northstar.

3. CoreStates obtained a security interest in all the Company's assets now owned or hereinafter acquired, which was junior to that of Credianstalt and Northstar, pursuant to the transactions contemplated by the Note and Series A-III Warrant Purchase Agreement between the Company and CoreStates, dated as of June 11, 1996 ("CoreStates Agreement").

4. The Company also has certain other short-term liabilities incurred in the ordinary course of the Company's business.

5. Pursuant to a Loan and Security Agreement, dated September 30, 1997, by Washington Economic Development Finance Authority, Intracel Corporation, and Transamerica Business Credit Corporation, Transamerica Business Credit Corporation obtained a security interest in certain equipment. The first drawdown list is attached.

6. See Schedule 3.10 to the Purchase Agreement for Leasehold Interests.

                                   Schedule D

     Principal Place of Business

     INTRACEL CORPORATION

     2005 NW Sammamish Road, Suite 107
     Issaquah, Washington 98027

     1871 NW Gilman Boulevard
     Issaquah, Washington 98027

     1330 Piccard Drive
     Rockville, Maryland 20850

     13351 Commerce Parkway
     Richmond, British Columbia
     V6V 2W3, Canada

     BARTELS, INC.

     2005 NW Sammamish Road, Suite 107
     Issaquah, Washington 98027

     PERIMMUNE, INC.

     1330 Piccard Drive
     Rockville, Maryland 20850

     PERIMMUNE HOLDINGS, INC.

     1330 Piccard Drive
     Rockville, Maryland 20850

     LOCATION OF ASSETS

     See attached.

                       LOCATION OF BARTELS, INC.'S ASSETS


Ter #   Rep                     Customer                                       Address
 2      Stephen Harrison   Steve Harrison                       demo

 3      Michelle Brooks    University of Louisville             530 South Jackson, Louisville, KY 40202

 3      Michelle Brooks    University of Kentucky               800 Rose Street, Lexington, KY 40536

 3      Michelle Brooks    Cleveland Metrohealth Mch            2500 Metrohealth Drive, Cleveland, OH 44109

 3      Michelle Brooks    Michelle Brooks

 3      Michelle Brooks    Children's Hospital Medical Center   3333 Bienel Avenue, Cincinnati, OH 45229

 3      Michelle Brooks    St. Elizabeth Medical Center         1054 Belmont Avenue, 1st FL, Youngstown, OH 44501

 3      Michelle Brooks    Lutheran Hospital                    7950 ???? Blvd., Ft. Wayne, IN 48804

 3      Michelle Brooks    Thomas Memorial Hospital             4605 MacCorkle Ave SW, S. Charleston, WV 25309

 3      Michelle Brooks    Covance                              8211 Scicor Dr., Indianapolis, IN 48214

 4      Bruce Weissman     William Jennings Bryan Dorm VAMC     5439 Garners Ferry Road, Columbia, SC 29209

 4      Bruce Weissman     Lab South, Inc.                      3221 3rd Ave South, Burmingham, AL 35222

 4      Bruce Weissman     St. Francis Hospital                 One St. Francis Drive, Greenville, SC 29601

 4      Bruce Weissman     Erlanger Medical Center              975 E Third Street, Chatanooga, TN 37403

 4      Bruce Weissman     Quest Diagnostics                    210 12th Ave South, Nashville, TN 37203

 4      Bruce Weissman     Floyd Medical Center                 Turner McCall Blvd, Rome, GA 30162

 4      Bruce Weissman     Bruce Weissman

 4      Bruce Weissman     ARL/Labrouth                         536 S. Decatur Street, Montgomery, AL 35134

 4      Bruce Weissman     University of Alabama Hospital       521 14th St South, Birmingham, AL 35233

 4      Bruce Weissman     Sarasota Memorial Hospital           1700 South Tarntami Trail, Sarasota, FL 34239

 4      Bruce Weissman     ???? Hospital                        110 Longwood Ave, Rockridge, FL 32955

 4      Bruce Weissman     to John Kota                         printer only inoperative/replaced by AAA0153981

                           Karen Trowartha



 4      Bruce Weissman     HCA W. FL Regional Medical Center    8383 N. Davis Hwy., Pensacola, FL 32514

 5      Judy Houston      Children's Medical Center             Dallas, TX

 6      Mark Forosisky    Dakota Heartland Hospital             1720 S University, Fargo, ND 58103

 6      Mark Forosisky    St Johns Hospital                     800 E Carpenter St, Springfield, IL 62769

 6      Mark Forosisky    The Pathology Center                  8303 Dodge St, Omaha, NE 68144

 6      Mark Forosisky    Marian Health Center                  801 5th Street, Sioux City, IA

 6      Mark Forosisky    Arkansas Children's Hospital          800 Marshall Street, Little Rock, AR 72202

 6      Mark Forosisky    McAlester Regional Hospital           One Clark Bass Ave, McAlester, OK 74501

 6      Mark Forosisky    Med Center One/Q&R Clinic             222 N. 7th Street, Barrick, ND 58501

 6      Mark Forosisky    Midwest City Regional Hospital        2825 Parklawn Dr, Midwest City, OK 73110

 6      Mark Forosisky    in-house

 8      Chuck La Croix    Childrens Hospital                    3020 Children's Way, San Diego, CA 92123

 8      Chuck La Croix    San Bern Community Hospital           1805 Medical Center Drive, San Bern, CA 92411

 8      Chuck La Croix    San Bern County Medical Center        780 E Gilbert, San Bernardino, CA 92401

 8      Chuck La Croix    Physicians Automated Lab              2101 H Street, Bakersfield, CA 90301

 8      Chuck La Croix    Bio Clinical Ref Lab                  17420 Gridley Road, Artesia, CA 90701

 8      Chuck La Croix    Cottage Hospital                      Pueblo Bath St., Santa Barbara, CA 93102


                                                                                                             Date
Ter #   Rep                     Customer                         Reader        Printer         Plate        Shipped
 2      Steve Harrison     Steve Harrison                        137073                       134441          6/30/97

 3      Michelle Brooks    University of Louisville              136763      AAA0118810       130699         10/27/97

 3      Michelle Brooks    University of Kentucky                136754                       130753         10/31/97

 3      Michelle Brooks    Cleveland Metrohealth Mch             136751                       130756         10/23/97

 3      Michelle Brooks    Michelle Brooks                       136812      AAA0124094       130787         11/13/97

 3      Michelle Brooks    Children's Hospital Medical Cente     136881      AAA0151961       131373         12/12/97

 3      Michelle Brooks    St. Elizabeth Medical Center          136883      AAA153871        131388          12/8/97

 3      Michelle Brooks    Lutheran Hospital                     138880      AAA0159250       131363          6/15/98

 3      Michelle Brooks    Thomas Memorial Hospital              137074      AAA0153965       131439          7/10/98

 3      Michelle Brooks    Covance                               137064      AAA0153858       131429          7/16/98

 4      Bruce Weissman     William Jennings Bryan Dorm VAMC      136790      AAA0118792       130768          11/4/97

 4      Bruce Weissman     Lab South, Inc.

 4      Bruce Weissman     St. Francis Hospital                  136744                       130752           10/6/97

 4      Bruce Weissman     Erlenger Medical center               136745                       130750          10/18/97

 4      Bruce Weissman     Quest Diagnostics                     136749                       130751          10/16/97

 4      Bruce Weissman     Floyd Medical Center                  136751                       130758          10/18/97

 4      Bruce Weissman     Bruce Weissman                        136813      AAA0134445       130786          11/12/97

 4      Bruce Weissman     ARL/Labrouth                          136791      AAA0118794       130758          10/25/97

 4      Bruce Weissman     University of Alabama Hospital        136884      AAA0133868       111376           12/4/97

 4      Bruce Weissman     Sarasota Memorial Hospital            136748                       130755           10/7/97

 4      Bruce Weissman     Wueshalft Hospital                                                                  10/7/97

 4      Bruce Weissman     to John Kota                                      AAA0159220                        6/25/98

                           Karen Trowartha                       136811      AAA0124306       130768          11/11/97

                                                                                                              12/22/97

 4      Bruce Weissman     HCA W. FL Regional Medical Center     136898      AAA0153981*      131374            6/9/98*

 5      Judy Houston      Children's Medical Center              137092      AAA0159232       131432           7/30/98

 6      Mark Forosisky    Dakota Heartland Hospital              136888      AAA0153985       131359           12/4/97

 6      Mark Forosisky    St Johns Hospital                      14362       AH8810767                        11/19/97

 6      Mark Forosisky    The Pathology Center                   136889      AAA0159242       131384          11/19/97

 6      Mark Forosisky    Marian Health Center                                                                 12/8/97

 6      Mark Forosisky    Arkansas Children's Hospital           136750                       130757          10/22/97

 6      Mark Forosisky    McAleister Regional Hospital           136894      AAA0153860       131367          11/16/97

 6      Mark Forosisky    Med Center One/Q&R Clinic              137071      AAA0153980       131440           4/15/98

 6      Mark Forosisky    Midwest City Regional Hospital         136579      AAA0159221       131371           5/12/98

 6      Mark Forosisky    in-house                               137065                       131428           5/12/98

 8      Chuck La Croix    Childrens Hospital                     136885      AAA0124097       131399          11/21/97

 8      Chuck La Croix    San Bern Community Hospital            136796      AAA0118791       130762          10/29/97

 8      Chuck La Croix    San Bern County Medical Center         136752      AAA8006075       130760          10/29/97

 8      Chuck La Croix    Physicians Automated Lab                                                            10/20/97

 8      Chuck La Croix    Bio Clinical Ref Lab                   136746                       130749          10/24/97

 8      Chuck La Croix    Coltige Hospital                       136892      AAA0153957       131361          11/25/97

                                                                                                                           Date
Tsr #  Rep                         Customer                       Address                Reader      Printer      Plate   Stripped
-----  ------------------  ------------------------    ------------------------------   --------   -----------   -------  --------
  8    Chuck La Croix      St. Mary's Hospital         1050 Linden Ave.,                 136896    AAA0153867     131364  12/19/97
                                                       Long Beach, CA 90813

  8    Chuck La Croix      Samaritan Health Services   101 Civic Center Ln,              136893    AAA0153976     131366    3/1/96
                                                       Lake Havasu City, AZ

  ?    Chuck La Croix      Chuck La Croix              demo                              137079    AAA0159211     131424   6/25/98

  9    Jon ???             Pathology Associates        E 11604 Indiana,                  136891    ELX800???      13168?   12/5/97
                                                       Spokane, WA 99208

  9    Jan ???             Infectious Limited          1624 South I Street, Suite 307,   136814    AAA0118786     130874  11/10/97
                           Laboratory                  Tacoma, WA

 10    Linda Pickholtz     Linda Pickholtz             for demo                          137061    AAA0153960       ??       ??

 10    Linda Pickholtz     Central PA Alliance Lab     1803 ?? Rose Ave., York, PA 17403 137067    AAA0153959     131126   6/27/98

       Debbie Zumerling    For SmithKline Beecham      sent to DZ                        136876    AAA0152978     131370  12/11/97

 13    Bobbi Johnson       Associated Pathology Labs   ???                               136795    AAA0153968     130761     ??

       John Kohl           Florida Hospital            ???                               137060    AAA0159246     137438     ??

       John Kohl           Omega Medical Labs          ???                               136899    AAA0153974     131362   12/9/97

       John Kohl           MedLabs                     212 Cherry Lane, ???              136880    AAA0151952     131372   12/9/97

       John Kohl           Allegheny Valley Hospital   ???                               136882    AAA0153817     131375   12/9/97

       John Kohl           ??? Medical Center          323 Jefford St.,                  137099    AAA0153814     131445   2/11/98
                                                       Clearwater, FL 34617

       John Kohl           Mount Sinai Hospital        ?? Street, 9th Floor, NY NY 10029 137099    AAA0159225     131446    1/7/98

                                                                       EXHIBIT F

                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

                                                                   EXHIBIT 10.32

                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

                                      Among

                              Intracel Corporation,
                                 Bartels, Inc.,
                          PerImmune Holdings, Inc. and
                                 PerImmune, Inc.

                                       and

                             the holders of the 12%
                     Guaranteed Senior Secured Primary Notes
                              due August 1, 2003 of
                              Intracel Corporation

                                       and

                             the holders of the 12%
                         Guaranteed Senior Escrow Notes
                              due August 1, 2003 of
                              Intracel Corporation

                             Dated August 25, 1998

                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

               INTELLECTUAL PROPERTY SECURITY AGREEMENT dated August 25, 1998, among Intracel Corporation, a Delaware corporation (together with its successors and assigns, the "Company"), the Company's wholly-owned subsidiaries, Bartels, Inc. ("Bartels"), PerImmune Holdings, Inc. ("Holdings") and PerImmune, Inc. ("PerImmune" and, together with Bartels and Holdings, the "Subsidiaries") and the holders of the 12% Guaranteed Senior Secured Promissory Notes of the Company (the "Guaranteed Senior Secured Primary Notes") and the holders of the 12% Guaranteed Senior Secured Escrow Promissory Notes ("Guaranteed Senior Secured Escrow Notes") of the Company (collectively, the "Notes") issued pursuant to that certain Securities Purchase Agreement, dated as of the date hereof, by and among the Company and the other parties thereto (the "Purchase Agreement"). As used herein, all capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

                                   WITNESSETH:

               WHEREAS, the Company is to issue 12% Guaranteed Senior Secured Primary Promissory Notes in the aggregate original principal amount of $35,000,000 and 12% Guaranteed Senior Secured Escrow Promissory Notes in the aggregate original principal amount of $6,000,000;

               WHEREAS, in order to secure the performance of the obligations of the Company under the Purchase Agreement, the Notes and the Ancillary Agreements (the "Obligations") and the guaranties relating to the Obligations executed on the date hereof by each of the Subsidiaries, the parties hereto entered into a Security Agreement as of the date hereof ("Security Agreement") regarding the terms and conditions of the Company's and Subsidiaries' (together the "Company Parties") grant of a security interest in the certain Collateral (as defined therein), including the Intellectual Property Collateral (as defined below) to the Holders;

               WHEREAS, pursuant to and in connection with the Security Agreement, and also in order to secure the performance of the Obligations and the guaranties relating to the Obligations, the parties hereto are entering into this Intellectual Property Security Agreement to confirm and supplement the terms and conditions of the Company Parties' grant of security interest, as set forth in the Security Agreement, in the Intellectual Property Collateral (as defined below) to the Holders;

               WHEREAS, unless otherwise defined in this Agreement or in the Credit Agreement, terms defined in Article 8 or 9 of the Uniform Commercial Code in effect in the State of New York ("N.Y. Uniform Commercial Code") are used in this Agreement as such terms are defined in such Article 8 or 9.

               NOW, THEREFORE, in consideration of the premises and other benefits to the Company Parties, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

               SECTION 1. Grant of Security. As collateral security for the payment and performance in full of the Obligations in accordance with their respective terms, the Company Parties hereby pledge, assign, transfer and grant to the Holders as to all Intellectual Property Collateral (defined below), a first priority perfected continuing security interest, except with respect to certain Intellectual Property Collateral listed on Exhibit A-1 to the Security Agreement in which Akzo Nobel Pharma International, B.V., as Collateral Agent under the Intellectual Property Security Agreement dated August 13, 1996 (the "Collateral Agent"), has a first priority security interest (the "Akzo Security Interest Collateral"), and with respect to the Akzo Security Interest Collateral, a second priority perfected security interest until such time as payment in full of the Debt underlying the Akzo Security Interest Collateral has been made and, at such time, a first priority perfected security interest in the Akzo Security Interest Collateral, in all of such Company Party's right, title and interest in and to the following, whether now owned or hereafter acquired by such Company Party and whether now or hereafter existing (collectively, the "Intellectual Property Collateral"):

                (a) all patents, patent applications and patentable inventions, including, without limitation, each patent and patent application identified in Schedule I attached hereto and made a part hereof, and including without limitation (i) all inventions and improvements described and claimed therein, (ii) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (iii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past and future infringements thereof), and (iv) all rights corresponding thereto throughout the world and all reissues, divisions, continuations, continuations-in-part, provisionals, substitutes, renewals, and extensions thereof, all improvements thereon and all other rights of any kind whatsoever of such Company Party accruing thereunder or pertaining thereto (the "Patents");

                (b) all trademarks, service marks, trade names, trade dress or other indicia of trade origin, trademark and service mark registrations, and applications for trademark or service mark registrations and any renewals thereof, including, without limitation, each registration and application identified in Schedule II attached hereto and made a part hereof, and including without limitation (i) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (ii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past or future infringements thereof), and (iii) all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Company Party accruing thereunder or pertaining thereto, together in each case with the goodwill of the business connected with the use of, and symbolized by, each such trademark, service mark, trade name, trade dress or other indicia of trade origin (the "Trademarks");

                (c) all copyrights, whether statutory or common law, and whether or not the underlying works of authorship have been published, and all works of authorship and other intellectual property rights therein, all copyrights of works based on, incorporated in, derived from or relating to works covered by such copyrights, all right, title and interest to make and exploit all derivative works based on or adopted from works covered by such copyrights, and all copyright registrations and copyright applications, and any renewals or extensions thereof, including, without limitation, each copyright registration and copyright application, if any, identified in Schedule III attached hereto and made a part hereof, and including, without limitation, (i) the right to print, publish and distribute any of the foregoing, (ii) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (iii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past or future infringements thereof), and (iv) all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Company Party accruing thereunder or pertaining thereto (the "Copyrights");

                (d) all license agreements with any other person in connection with any of the Patents, Trademarks or Copyrights, or such other person's patents, trade names, trademarks, service marks or copyrights, whether such Company Party is a licensor or licensee under any such license agreement, including, without limitation, the license agreements listed on Schedule IV attached hereto and made a part hereof, subject, in each case, to the terms of such license agreements, including, without limitation, terms requiring consent to a grant of a security interest, and any right to prepare for sale, sell and advertise for sale, all Inventory (as defined in the Security Agreement) now or hereafter owned by such Company Party and now or hereafter covered by such licenses (the "Licenses"); and

                (e) all proceeds of any and all of the foregoing Intellectual Property Collateral (including, without limitation, proceeds that constitute property of the types described in clauses (a) - (d) of this
        Section 1) and, to the extent not otherwise included, all (i) payments under insurance (whether or not the Holders are the loss payees thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Intellectual Property Collateral, and (ii) cash.

Until the Obligations shall have been satisfied in full and this Agreement shall have been terminated, the Company and its Subsidiaries (as defined in the Purchase Agreement), shall not, without the Holders' prior written consent, which consent will not be unreasonably withheld, create, incur or assume any pledge, sale, license or assignment of any of the Intellectual Property Collateral, or grant, convey or hypothecate any interest in the Intellectual Property Collateral, or take any action the effect of which is to have created any Lien, encumbrance, claim, charge, preference, priority or other restriction on the Intellectual Property Collateral.

               SECTION 2. Security Agreement. The security interest granted hereby has been granted in conjunction with the security interest granted to the Holders under the Security Agreement, which this Intellectual Property Security Agreement supplements. Except as supplemented hereby, the Security Agreement shall remain in full force and effect in accordance with its terms.

               SECTION 3. Confirmation of Security Interest. The Company Parties hereby confirm that pursuant to the Security Agreement, for good and valuable consideration, the Company Parties have granted to the Holders a continuing security interest in and to the Company Parties' entire right, title and interest in all of the Collateral, including the Intellectual Property Collateral, that the Company Parties' right, title and interest in the Collateral is subject to such interest of the Holders and that such security interest therein shall continue unimpaired by the security interest of the Collateral granted hereby which serves as evidence of the continuing nature of such interest in favor of the Holders.

               SECTION 4. Representations and Warranties. Each Company Party represents and warrants as to itself and its Intellectual Property Collateral as follows:

                (a) Such Company Party is the legal and beneficial owner of the entire right, title and interest in and to the Intellectual Property Collateral of such Company Party free and clear of any Lien, claim, option or right of others, except for the liens and security interests created by this Agreement and the lien created in favor of the Collateral Agent. No effective financing statement or other instrument similar in effect covering all or any part of such Intellectual Property Collateral or listing such Company Party or any trade name of such Company Party as debtor is on file in any recording office (including, without limitation, the United States Patent and Trademark Office and the United States Copyright Office), except such as may have been filed in favor of the Holders relating to the Loan Documents and such as have been filed in favor of the Collateral Agent.

                (b) Set forth in Schedule I is a complete and accurate list of all patents and all patent applications owned by the Company Parties. Set forth in Schedule II is a complete and accurate list of all trademark and service mark registrations and all trademark and service mark applications owned by the Company Parties. Set forth in Schedule III is a complete and accurate list of all copyright registrations and copyright applications owned by the Company Parties. Set forth in
        Schedule IV is a complete and accurate list of all Licenses owned by the Company Parties in which a Company

        Party is (i) a licensor with respect to any of the Patents, Trademarks or Copyrights, or (ii) a licensee of any other person's patents, trade names, trademarks, service marks or copyrights. Except as set forth in
        Schedule II, all necessary filings and recordations have been made to protect and maintain the patents, patent applications, trademark and service mark registrations, trademark and service mark applications, copyright registrations, copyright applications and Licenses set forth in Schedules I, II, III and IV.

                (c) Each patent, patent application, trademark or service mark registration, trademark or service mark application, copyright registration and copyright application of such Company Party set forth in Schedules I, II and III is subsisting and has not been adjudged invalid, unregistrable or unenforceable, in whole or in part. Each License of such Company Party identified in Schedule IV is validly subsisting and has not been adjudged invalid or unenforceable, in whole or in part, and is valid and enforceable. Such Company Party is not aware of any uses of any item of Intellectual Property Collateral which could be expected to lead to such item becoming invalid or unenforceable, including unauthorized uses by third parties and uses which were not supported by the goodwill of the business connected with such Intellectual Property Collateral.

                (d) Such Company Party has not made a previous assignment, transfer or agreement constituting a present or future assignment, transfer or encumbrance of any of the Intellectual Property Collateral other than the Intellectual Property Security Agreement dated August 13, 1996 with respect to the Akzo Security Interest Collateral. Such Company Party has not granted any license (other than those listed on Schedule IV hereto), release, covenant not to sue, or non-assertion assurance to any person with respect to any part of the Intellectual Property Collateral.

                (e) Such Company Party has used proper statutory notice in connection with its use of each patent, each registered trademark and service mark and each copyright contained in Schedules I, II and III.

                (f) This Agreement creates in favor of the Holders a valid first priority security interest in the Intellectual Property Collateral of the Company Parties, except with respect to the Akzo Security Interest Collateral and, with respect thereto, a second priority continuing security interest until such time as payment in full of the Debt underlying the Akzo Security Interest Collateral has been made and, at such time, a first priority security interest in the Akzo Security Interest Collateral, securing the payment of the Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken.

                (g) With the exception of the consent of the Collateral Agent, no consent of any other Person and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required (i) for the assignment and grant by such Company Party of the security interest assigned and granted hereby or for the execution, delivery or performance of this Agreement by such Company Party, (ii) for the perfection or maintenance of the security interest created hereunder (including the first priority nature of such security interest), except for the filing of financing and continuation statements under the Uniform Commercial Code, which financing statements have been duly filed, and the filing and recordal of this Agreement with the United States Patent and Trademark Office and the United States Copyright Office or (iii) for the exercise by the Holders of their rights provided for in this Agreement or the remedies in respect of the Intellectual Property Collateral pursuant to this Agreement.

                (h) Except for the Licenses set forth in Schedule IV, the Company Parties are not aware of any claims that are likely to be made by any third party relating to any item of Intellectual Property Collateral.

                (i) Except as set forth in Schedule 3.13 of the Securities Purchase Agreement, no claim has been made and is continuing or threatened that any item of Intellectual Property Collateral is invalid or unenforceable or that the use by such Company Party of any Intellectual Property Collateral does or may violate the rights of any Person. The Company Parties are not aware of any infringement of any item of Intellectual Property Collateral.

                (j) Such Company Party has taken all necessary steps to use consistent standards of quality in the manufacture, distribution and sale of all products sold and the provision of all services provided under or in connection with any of the Trademarks and has taken all reasonably necessary steps to ensure that all licensed users of any of the Trademarks use such consistent standards of quality.

               SECTION 5. Further Assurances. (a) Each Company Party agrees that from time to time, at the expense of such Company Party, such Company Party will promptly execute and deliver, and use its best efforts to cause to be executed and delivered, all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Holders may request, in order to perfect and protect any security interest assigned and granted or purported to be assigned and granted hereby or to enable the Holders to exercise and enforce its rights and remedies hereunder with respect to any part of the Intellectual Property Collateral. Without limiting the generality of the foregoing, each Company Party will execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Holders may request, in order to perfect and preserve the security interest assigned and granted or purported to be assigned and granted hereunder.

               (b) Each Company Party hereby authorizes the Holders to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Intellectual Property Collateral without the signature of such Company Party where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Intellectual Property Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

               (c) Each Company Party will furnish to the Holders from time to time statements and schedules further identifying and describing the Intellectual Property Collateral and such other reports in connection with the Intellectual Property Collateral as the Holders may reasonably request, all in reasonable detail.

               (d) Each Company Party agrees that, should it obtain an ownership interest in any patent, patent application, patentable invention, trademark, service mark, trade name, trade dress, other indicia of trade origin, trademark or service mark registration, trademark or service mark application, copyright, work of authorship, copyright registration, copyright application or license, which is not now a part of the Intellectual Property Collateral, (i) the provisions of Section 1 shall automatically apply thereto, (ii) any such patent, patent application, patentable invention, trademark, service mark, trade name, trade dress, indicia of trade origin, trademark or service mark registration or trademark or service mark application (together with the goodwill of the business connected with the use of same and symbolized by same), copyright, work of authorship, copyright registration, copyright application or license shall automatically become part of the Intellectual Property Collateral, and (iii) with respect to any ownership interest in any patent, patent application, trademark or service mark registration, trademark or service mark application, copyright registration, copyright application or license that such Company Party should obtain, it shall give prompt written notice thereof to the Holders in accordance with the provisions of the Security Agreement. Each Company Party authorizes the Holders to modify this Agreement by amending Schedules I, II, III and IV (and will cooperate with the Holders in effecting any such amendment) to include any patent, patent application, trademark or service mark registration, trademark or service mark application, copyright registration, copyright application or license which becomes part of the Intellectual Property Collateral under this Section.

               (e) With respect to each patent, patent application, trademark or service mark registration, trademark or service mark application, copyright registration, copyright application and License, such Company Party agrees to take all necessary steps, including, without limitation, in the United States Patent and Trademark Office, the United States Copyright Office or in any court, to (i) maintain each such patent, trademark or service mark registration, copyright registration and License of such Company Party, and (ii) pursue each such patent application, trademark or service mark application, and copyright application now or hereafter included in the Intellectual Property Collateral of such Company Party, including, without limitation, the filing of responses to office actions issued by the United States Patent and Trademark Office and the United States Copyright Office, the filing of applications for renewal or extension, the filing of affidavits under Sections 8 and 15 of the United States Trademark Act, the filing of divisional, continuation, continuation-in-part and substitute applications, the filing of applications for re-issue, renewal or extensions, the payment of maintenance fees, and the participation in interference, reexamination, opposition, cancellation, infringement and misappropriation proceedings. Each Company Party agrees to take corresponding steps with respect to each new or acquired patent, patent application, trademark or service mark registration, trademark or service mark application, copyright registration, copyright application or License to which it is now or later becomes entitled. Any expenses incurred in connection with such activities shall be borne by such Company Party. No Company Party shall, without the written consent of the Holders, which consent will not be unreasonably withheld, discontinue use of or otherwise abandon any patent or patentable invention, trademark or service mark, or copyright identified in Schedules I, II and III, or abandon any right to file an application for letters patent, trademark or service mark registration, or copyright registration, or abandon any pending application for a letters patent, trademark or service mark registration, or copyright registration identified in Schedules I, II and III.

               (f) Each Company Party agrees to notify the Holders promptly and in writing if it learns (i) that any item of the Intellectual Property Collateral may be determined to have become abandoned or dedicated or (ii) of any adverse determination or the institution of any proceeding (including, without limitation, the institution of any proceeding in the United States Patent and Trademark Office or any court) regarding any item of the Intellectual Property Collateral.

               (g) In the event that any Company Party becomes aware that any item of the Intellectual Property Collateral is infringed or misappropriated by a third party, such Company Party shall promptly notify the Holders and shall take such actions as such Company Party or the Holders deems reasonable and appropriate under the circumstances to protect such Intellectual Property Collateral, including, without limitation, suing for infringement or misappropriation and for an injunction against such infringement or misappropriation. Any expense incurred in connection with such activities shall be borne by such Company Party.

               (h) Each Company Party shall continue to use proper statutory notice in connection with its use of each of its patents, registered trademarks and service marks, and copyrights contained in Schedules I, II and III.

               (i) Each Company Party shall take all steps which it or the Holders deem reasonable and appropriate under the circumstances to preserve and protect each item of its Intellectual Property Collateral, including, without limitation, maintaining the quality of any and all products or services used or provided in connection with any of the Trademarks, consistent with the quality of the products and services as of the date hereof, and taking all steps necessary to ensure that all licensed users of any of the Trademarks use such consistent standards of quality.

               IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                              INTRACEL CORPORATION


                              By:  /s/ SIMON R. MCKENZIE
                                   ------------------------------------------
                                   Name: Simon R. McKenzie
                                   Title: President & Chief Executive Officer


                              BARTELS, INC.


                              By:  /s/ SIMON R. MCKENZIE
                                   ------------------------------------------
                                   Name: Simon R. McKenzie
                                   Title: President & Chief Executive Officer

                              PERIMMUNE HOLDINGS, INC.


                              By:  /s/ SIMON R. MCKENZIE
                                   -----------------------------------------
                                   Name: Simon R. McKenzie
                                   Tide: President & Chief Executive Officer


                              PERIMMUNE, INC.


                              By:  /s/ SIMON R. MCKENZIE
                                   -----------------------------------------
                                   Name: Simon R. McKenzie
                                   Tide: President & Chief Executive officer

                              NORTHSTAR HIGH YIELD FUND


                              By:  /s/ MICHAEL A. GRAVES
                                   -------------------------------
                                   Name: Michael A. Graves
                                   Title: Vice President

                              NORTHSTAR HIGH TOTAL RETURN FUND


                              By:  /s/ MICHAEL A. GRAVES
                                   -------------------------------
                                   Name: Michael A. Graves
                                   Title: Vice President

                              NORTHSTAR HIGH TOTAL RETURN FUND II


                              By:  /s/ MICHAEL A. GRAVES
                                   -------------------------------
                                   Name: Michael A. Graves
                                   Title: Vice President

                              NORTHSTAR STRATEGIC INCOME FUND


                              By:  /s/ MICHAEL A. GRAVES
                                   -------------------------------
                                   Name: Michael A. Graves
                                   Title: Vice President

     STATE OF       WA        )
                              ) ss.:
     COUNTY OF      KING      )


     On the 20th day of August, 1998, before me personally came Simon McKenzie to me known, who, being by me duly sworn, did depose and say he resides at 1411 1st St. North, Seattle, WA and that he is the Pres/CEO of INTRACEL CORPORATION, the corporation described in and which executed the above instrument; that he has been authorized to execute said instrument on behalf of said corporation; and that he signed said instrument on behalf of said corporation pursuant to said authority.


                    /s/ GWENDOLYN C. MCCLURE-DOUGLAS
                    --------------------------------
                    Notary Public


                      ------------------------------------
                                 Notary Public
                              State of Washington
[Notarial Seal]           GWENDOLYN C. MCCLURE-DOUGLAS
                      My Appointment Expires Jan. 15, 2002
                      ------------------------------------


     STATE OF       WA        )
                              ) ss.:
     COUNTY OF      KING      )


     On the 20th day of August, 1998, before me personally came Simon McKenzie to me known, who, being by me duly sworn, did depose and say he resides at 1411 1st St. North, Seattle, WA and that he is the Pres/CEO of BARTELS, INC., the corporation described in and which executed the above instrument; that he has been authorized to execute said instrument on behalf of said corporation; and that he signed said instrument on behalf of said corporation pursuant to said authority.


                    /s/ GWENDOLYN C. MCCLURE-DOUGLAS
                    --------------------------------
                    Notary Public


                      ------------------------------------
                                 Notary Public
                              State of Washington
[Notarial Seal]           GWENDOLYN C. MCCLURE-DOUGLAS
                      My Appointment Expires Jan. 15, 2002
                      ------------------------------------

     STATE OF       WA        )
                              ) ss.:
     COUNTY OF      KING      )


     On the 20th day of August, 1998, before me personally came Simon McKenzie to me known, who, being by me duly sworn, did depose and say he resides at 1411 1st St. North, Seattle, WA and that he is the Pres/CEO of PERIMMUNE HOLDINGS, INC., the corporation described in and which executed the above instrument; that he has been authorized to execute said instrument on behalf of said corporation; and that he signed said instrument on behalf of said corporation pursuant to said authority.


                    /s/ GWENDOLYN C. MCCLURE-DOUGLAS
                    --------------------------------
                    Notary Public


                      ------------------------------------
                                 Notary Public
                              State of Washington
[Notarial Seal]           GWENDOLYN C. MCCLURE-DOUGLAS
                      My Appointment Expires Jan. 15, 2002
                      ------------------------------------


     STATE OF       WA        )
                              ) ss.:
     COUNTY OF      KING      )


     On the 20th day of August, 1998, before me personally came Simon McKenzie to me known, who, being by me duly sworn, did depose and say he resides at 1411 1st St. North, Seattle, WA and that he is the Pres/CEO of PERIMMUNE, INC., the corporation described in and which executed the above instrument; that he has been authorized to execute said instrument on behalf of said corporation; and that he signed said instrument on behalf of said corporation pursuant to said authority.


                    /s/ GWENDOLYN C. MCCLURE-DOUGLAS
                    --------------------------------
                    Notary Public


                      ------------------------------------
                                 Notary Public
                              State of Washington
[Notarial Seal]           GWENDOLYN C. MCCLURE-DOUGLAS
                      My Appointment Expires Jan. 15, 2002
                      ------------------------------------

     STATE OF NEW YORK        )
                              ) ss.:
     COUNTY OF NEW YORK       )


     On the 25th day of August, 1998, before me personally came Michael Graves to me known, who, being by me duly sworn, did depose and say he resides at Fairfield County, CT and that he is the Vice President of NORTHSTAR HIGH YIELD FUND, the institution described in and which executed the above instrument; that he has been authorized to execute said instrument on behalf of said institution; and that he signed said instrument on behalf of said institution pursuant to said authority.


                    /s/ MARY FRANCES ENNIS
                    ----------------------
                    Notary Public



                               MARY FRANCES ENNIS
[Notarial Seal]                  NOTARY PUBLIC
                      MY COMMISSION EXPIRES FEB. 23, 2003



     STATE OF NEW YORK        )
                              ) ss.:
     COUNTY OF NEW YORK       )


     On the 25th day of August, 1998, before me personally came Michael Graves to me known, who, being by me duly sworn, did depose and say he resides at Fairfield County, CT and that he is the Vice President of NORTHSTAR HIGH TOTAL RETURN FUND, the institution described in and which executed the above instrument; that he has been authorized to execute said instrument on behalf of said institution; and that he signed said instrument on behalf of said institution pursuant to said authority.


                    /s/ MARY FRANCES ENNIS
                    ----------------------
                    Notary Public



                               MARY FRANCES ENNIS
[Notarial Seal]                  NOTARY PUBLIC
                      MY COMMISSION EXPIRES FEB. 23, 2003

     STATE OF NEW YORK        )
                              ) ss.:
     COUNTY OF NEW YORK       )


     On the 25th day of August, 1998, before me personally came Michael Graves to me known, who, being by me duly sworn, did depose and say he resides at Fairfield County, CT and that he is the Vice President of NORTHSTAR HIGH TOTAL REFUND FUND II, the institution described in and which executed the above instrument; that he has been authorized to execute said instrument on behalf of said institution; and that he signed said instrument on behalf of said institution pursuant to said authority.


                    /s/ MARY FRANCES ENNIS
                    ----------------------
                    Notary Public



                               MARY FRANCES ENNIS
[Notarial Seal]                  NOTARY PUBLIC
                      MY COMMISSION EXPIRES FEB. 23, 2003



     STATE OF NEW YORK        )
                              ) ss.:
     COUNTY OF NEW YORK       )


     On the 25th day of August, 1998, before me personally came Michael Graves to me known, who, being by me duly sworn, did depose and say he resides at Fairfield County, CT and that he is the Vice President of NORTHSTAR STRATEGIC INCOME FUND, the institution described in and which executed the above instrument; that he has been authorized to execute said instrument on behalf of said institution; and that he signed said instrument on behalf of said institution pursuant to said authority.


                    /s/ MARY FRANCES ENNIS
                    ----------------------
                    Notary Public



                               MARY FRANCES ENNIS
[Notarial Seal]                  NOTARY PUBLIC
                      MY COMMISSION EXPIRES FEB. 23, 2003

                                   SCHEDULE I
                                       to
                    Intellectual Property Security Agreement



                        Patents and Patent Applications

                                   SCHEDULE I

Title                                                               Country     Patient #     Allowed App #     Filed App #
Monoclonal Antibodies

Tumor specific monoclonal antibodies                                 US         4,828,991

Tumor associated monoclonal antibodies derived from                  US         4,997,762
human B-cell line                                                               5,180,814

                                                                     AT         E71410

                                                                     AU         589,351
                                                                                635,511

                                                                     BE         0151030

                                                                     CA                                          473130

                                                                     CH         0151030

                                                                     DE         P3585093

                                                                     DK                                          408/85

                                                                     EP         0151030

                                                                     ES         539,987

                                                                     FR         0151030

                                                                     GB         0151030

                                                                     GR         850,179

                                                                     HU         209,519

                                                                     IE         58,859

                                                                     IL         74,156
                                                                                91,045

                                                                     IT         0151030

                                                                     JP         2021518                         269230/93

                                                                     LU         0151030

                                                                     NL         0151030

                                                                     NZ         210,867

                                                                     PT         79,894

                                                                     SC         0131030

                                                                     ZA         8,500,689

Title                                                              Country     Patient #     Allowed App #     Filed App #
Tumor specific monoclonal antibodies                                US          5,106,738

Tumor associated monoclonal antibody 81AV78                         US          5,348,880

                                                                    AU          656785

                                                                    CA                                            2108767

                                                                    EP                                            92913154.8

                                                                    FI                                            935038

                                                                    JP                                            500176/93

                                                                    KR                                            93/703412

                                                                    WO                                            US92/04023

Tumor associated monoclonal antibodies                              US          5,474,755

Monoclonal Antibody 88BV59                                          US                                            08/341469

                                                                    AU          651,261

                                                                    CA                                            2083542

                                                                    EP                                            92203827.8

                                                                    FI                                            925638

                                                                    HU                                            9203932

                                                                    ID                                            P-005142

                                                                    IL                                            103758

                                                                    JP                                            331961/92

                                                                    KR                                            92/23925

                                                                    NO                                            924803

                                                                    NZ          245443

                                                                    TW                                            81109353

                                                                    ZA          ?2/8880

Monoclonal antibody 88BV59, subclones and method of making          US                                            08/192069

                                                                    AU                                            17425/95

                                                                    CA                                            2158572

                                                                    EP                                            95909472.3

                                                                    FI                                            954700

                                                                    JP                                            52078/95

Title                                                             Country     Patient #     Allowed App #     Filed App #
                                                                     KR                                         95/7Q4282
                                                                     WO                                        US95/01440

Tumor associated monoclonal antibody 123AV16                         US          5,495,002
                                                                     ID                                         P-950285
                                                                     WO                                        EP95/00581
                                                                     ZA           95/1113
In-vitro method for producing antigen specific human                 US          5,229,275
monoclonal antibodies

                                                                     AT          E123,311

                                                                     AU           657,112

                                                                     BE          0,454,225

                                                                     CA                                         2,041,213

                                                                     CH          0,454,225

                                                                     DE         69,110,084.5
                                                                                    555

                                                                     DK          0,454,225

                                                                     EP          0,454,225

                                                                     ES          0,454,225
                                                                     FI                                          912,016

                                                                     FR          0,454,225

                                                                     GB          0,454,225

                                                                     GR          3,017,162

                                                                     IE           66,523

                                                                     IT          0,454,225

                                                                     JP                                         191343/91

                                                                     KR                                          91/6661

                                                                     NL          0,454,225

                                                                     SE          0,454,225

                                                                     ZA           91/2?98

Imaging infectious ?????????????                                     US          5,549,882

Title                                         Country        Patent #       Allowed App #        Filed App #
Chelators

Method for purifying chelator conjugated
compounds                                       US           5,244,816

                                                AU           656,717

                                                CA                                               2,069,303

                                                DK                                               0488/92

                                                EP                                               90915696.0

                                                FI                                               921579

                                                IE                                               3585/90

                                                JP                                               514572/90

                                                KR                                               92/700833

                                                NZ                                               235,618

                                                PT                                               95574

                                                WO                                               US90/05772

                                                ZA                                               90/8095

Chelating agents for attaching metal ions
to proteins                                     US           5,292,868
                                                             5,488,126
                                                             5,583,219

                                                AT           E128035

                                                AU           638,757

                                                BE           0429644

                                                CA                                                2,033,086

                                                CH           0429644

                                                DE           69022542.3

                                                DK           0429644

                                                EP           0429644                              952004?5.0

                                                ES           0429644

                                                FI                                                910.329

                                                FR           0429644

                                                GB           0429644

                                                IE                                                1867/90

Title                           Country         Patent #        Allowed App #   Filed App #
                                IT              0429644
                                JP                                              513354/90
                                KR                                              91/700100
                                NL              0429644
                                SE              0429644
                                WO                                              US90/02910
                                ZA              90/4047
Technetium-99M labelling
of proteins                     US              5,317,091
                                AU              658,403
                                CA                                              2104943
                                EP                                              92907824.4
                                FI                                              933760
                                JP                                              507406/92
                                KR                                              93/702561
                                WO                                              US92/01577
Chelator IDAC-2 and methods
for purifying chelator
conjugated compounds            US                                              08/278721
                                                                                08/442856
                                WO                                              US95/09285
New Polyaminocarboxylate
chelators                       US                                              08/178875
                                WO                                              US95/00068
Pre-Targeting
Site specific in vivo
activation of therapeutic
drugs                           US              5,433,955                       07/300999
                                AT              E123414
                                AU              648,015
                                BE              0454783
                                CA                                              2025599
                                CH              0454783
                                DE              69019959.7
                                DK              0454753

Title                                         Country        Patent #       Allowed App #        Filed App #
                                                EP           0454783

                                                ES           0454783

                                                FI                                               913,511

                                                FR           0454783

                                                GB           0454783

                                                IT           0454783

                                                JP                                               503116/90

                                                KR                                               90/702129

                                                LU           0454783

                                                NL           0454783

                                                NO                                               912,864

                                                SE           0454783

                                                WO                                               90/00503

In Vivo Binding Pair Pretargeting               US           5,578,289                           08/452938
                                                                                                 08/451267

                                                AU           663,582

                                                CA                                               2,107,558

                                                EP                                               93906276 6

                                                FI                                               934,857

                                                ID                                               P-005991

                                                JP                                               515830/93

                                                KR                                               93/703311

                                                WO                                               US93/01858

                                                ZA           93/3035

High yield preparation of dimene to
decamene chitin oligomers                       US                                               US/397464

                                                IL                                               117052

                                                WO                                               US96/02705

Title                                         Country        Patent #       Allowed App #        Filed App #
Polymer affinity systems in the delivery        US           5,686,071
of cytotoxic materials and other compounds
in the site of disease Immunotherapy

Active specific immunotherapy                   US           5,484,596                           08/540298

CTAA 28A32, the antigen recognized by
MCA 28A32                                       US           5,521,285

                                                AT           0537168

                                                AU           660,927

                                                BE           0537168

                                                CA                                                2079601

                                                CH           0537168

                                                DE           0537168

                                                DK           0537168

                                                EP           0537168

                                                ES           0537168

                                                FI                                                924576

                                                FR           0537168

                                                GB           0537168

                                                GR           0537168

                                                IT           0537168

                                                JP                                                508604/91

                                                KR                                                92/702530

                                                LU           0537168

                                                NL           0537168

Title                                                               Country     Patient #     Allowed App #     Filed App #
                                                                      SE         0537168

                                                                      WO                                         US91/02459

Antigen recognized by MCA 16.88                                       US         5,338,832

                                                                      AT         E137674

                                                                      AU         618,209

                                                                      BE         0328578

                                                                      CA                                         571,017

                                                                      CH         0328578

                                                                      DE         P3855290.9

                                                                      DK                                         1025/89

                                                                      EP         0328578

                                                                      FR         0328578

                                                                      GB         0328578

                                                                      HU                                         4187/88

                                                                      IE                                         2034/88

                                                                      IL         86,958

                                                                      IT         0328578

                                                                      JP                                         505583/89

                                                                      LU         0328578

                                                                      NL         0328578

                                                                      NZ         225,280

                                                                      SE         0328578

                                                                      WO         US88/02245

                                                                      ZA         88/4777

Keyhole limpet hemocyanin composition with enhanced                   US         5,407,912                       08345808
immunogenic activity
                                                                      US                         09/009,121

                                                                      AU                                         60519/94

                                                                      CA                                         2121298

                                                                      EP                                         94200997.8

Title                                  Country         Patent #        Allowed App #   Filed App #
                                        FI                                              941725
                                        ID                                              P-940578
                                        JP                                              104838/94
                                        KR                                              94/8063
                                        ZA              94/2510
Tumor associated epitope                US                                              08/478591
CTAA 8IAV78, the antigen recognized
by human monoclonal                     US              5,595,738
antibody 81AV78
                                        AU                                              20085/92
                                        CA                                              2102422
                                        EP                                              92912470.9
                                        FI                                              934,963
                                        JP                                              500223/93
                                        KR                                              93/703413
Others                                  WO                                              US92/04108
Loukoregulin, an antitumor
lymphokine and its therapeutic uses     US              4,849,506
                                                        5,082,657
                                        AT              E48617
                                        AU              592,529
                                                        641,386
                                        BE              0179127
                                        CA                                              478,937
                                        CH              0179127
                                        DE              P3574710.2
                                        DK              170.781
                                                        170.423
                                        E               0179127
                                        FI              85,867
                                        FR              0179127
                                        GB              0179127

Title                                         Country        Patent #       Allowed App #        Filed App #
                                                IT           0179127

                                                JP                                               501862/85
                                                                                                 300400/93
                                                LU           0179127

                                                NL           0179127

                                                NQ            170423

                                                SE           0179127

                                                WO                                               US85/00626

Urethral catheter and catherization process     US         5,120,316

Immunoreactive peptides of apo(2)               US                                               08/266407

                                                           5,597,908                             08/457449

                                                                                                 08/172461

                                                                                                 08/892544

                                                AU                                               81,606/94

                                                CA                                               2138605

                                                EP                                               942036534

                                                FI                                               945976

                                                ID                                               P-942209

                                                JP                                               318892/94

                                                KR                                               94/35809

                                                ZA         94/10145
An alignment system to overlay abdominal
computer aided tomography and magnetic          US         5,299,253
resonance anatomy with single photon
emulsion tomography

                                                                         Application        Patent
Title                                                      Country       No.                No.
---------------------------------------------------------------------------------------------------
Methods, Reagents and Test Kits for Determinations          US                              5256532
of Subpopulations of Biological Entities

Methods for Detection and Quantification of Cell            US                              5385822
Subsets within Subpopulations of a Mixed Cell
Population

Methods, Reagents and Test Kits for Determinations          CA           2051373
of Subpopulations of Biological Entities

Methods, Reagents and Test Kits for Determinations          EP           909088684
of Subpopulations of Biological Entities

Methods for Detection and Quantification of Cell            CA           2095237
Subsets within Subpopulations of a Mixed Cell
Population

Methods for Detection and Quantification of Cell            EP           9290033564
Subsets within Subpopulations of a Mixed Cell
Population

Methods for Detection and Quantification of Cell            JP           0501274
Subsets within Subpopulations of a Mixed Cell
Population

Immunoassay for Determination of Cells                      US                              5374531

Immunoassay for Determination of Cells                      US           08/569100

Immunoassay for Determination of Cells                      AU           63678/94

Immunoassay for Determination of Cells                      CA           2158839

Immunoassay for Determination of Cells                      EP           949109797

Immunoassay for Determination of Cells                      JP           06521300

Immunoassay for Determination of Cells                      IL           109008

Intracellular Immunization                                  US           08/099870

Detection Reagent, Article and Immunoassay                  US           08/177,732
Method

Detection Reagent, Article and Immunoassay                  BR           PI95064455
Method                                                                   9

                                                             Application          Patent
Title                                         Country        No.                  No.
-----------------------------------------------------------------------------------------
Detection Reagent, Article and Immunoassay      CA           2180428
Method

Detection Reagent, Article and Immunoassay      CN           951914774
Method

Detection Reagent, Article and Immunoassay      EP           959061565
Method

Radial Flow Assay, Deliverying Member,          US           08/177733
Test Kit and Methods

Radial Flow Assay, Deliverying Member,          BR           PI95064540
Test Kit and Methods

Radial Flow Assay, Deliverying Member,          CA           2180429
Test Kit and Methods

Radial Flow Assay, Deliverying Member,          CN           95191473
Test Kit and Methods

Radial Flow Assay, Deliverying Member,          EP           959067588
Test Kit and Methods

Neutralizing Antibodies to Respiratory          US           09/043522
Syncytial Virus

Neutralizing Antibodies to Respiratory          US           09/043522
Syncytial Virus

Neutralizing Antibodies to Respiratory          CA           2230127
Syncytial Virus

Neutralizing Antibodies to Respiratory          EP           969316330
Syncytial Virus

Neutralizing Antibodies to Respiratory          CA           2230116
Syncytial Virus

Neutralizing Antibodies to Respiratory          EP           969338102
Syncytial Virus

                                  SCHEDULE II
                                       to
                    Intellectual Property Security Agreement

                    Trademark Registrations and Applications

                                  SCHEDULE II

     AccuDx
     HumaSPECT(TM)* - Ser. No. 75/170,170, Filed 9/23/96
     OncoSPECT(TM)**
     Oncovax(TM)*** - Ser. No. 75/084,485, Filed 4/5/96
     Onconostika(TM)*
     Oncoscan(TM)*
     Oncoselect(TM)*
     Oncotice(TM)*
     Oncostat(TM)*
     Apo-Tek Lp(a)***
     Apo-Tek Apo E***
     KLH Immune Activator***
     Zymmune***

       * In October 1997, PerImmune, Inc. changed the trademark name of "OncoSPECT(TM)/CR" to "HumaSPECT(TM)"
      ** Registration has been applied for.
     *** Final name and registration to be completed.
       * Assignment to be completed.

Item A. TRADMARKS

INTRACEL

                         Registration
County                        No.            Date Filed     Status
---------------          ------------        ----------     -----------------------------------
Australia                608813              08/09/93       Pending

Benelux                  537216              08/11/93       Registered
                         817640487           08/01/93       Pending; reg'n fee paid 6/19/95

Brazil

Canada                   734,661             08/09/93       Pending; response to OA due 12/7/95

China                    93073886            08/26/93       Pending; published in OG 11/21/94

France                   93479055            08/03/93       Registered

Germany                  Z 11488/10 Wz       08/11/93       Pending; published in OG 10/31/91

Greece                   116498/93           09/29/93       Pending

Israel                   88567               08/12/93       Pending

Italy                    RM93C/002727        08/18/93       Pending

Japan                    82,893/1993         08/10/93       Pending

Mexico                   175,387             08/13/93       Registered 4/28/94;  Reg. No. 458,743

South Korea              93-28412            08/11/93       Registered 11/2/94;  Reg. No. 301304

Spain                    1,779,240           09/09/93       Pending

Switzerland              2857/1994.7         04/27/94       Pending

Taiwan                   82039743            08/13/93       Registered 8/16/94;  Reg. No. 649265

Thailand                 253401              10/08/93       Pending; published in OG 4/21/95

United Kingdom           1,544,180           08/09/93       Registered 12/16/94;  Reg. No. 1,544,180

United States
                         TRADEMARK LICENSES
Item B.


                         None.

Item A.   Trademarks

1.   BIOVITRO

     Country        Registration No.         Date Filed          Status
----------------   ------------------       ------------        --------
United States        1,930,690


2.   FLEX-TRANS

     Country        Registration No.         Date Filed          Status
----------------   ------------------       ------------        --------
United States        App 74/429821                               Pending
                         2,049,370

Item B.   Trademark Licenses

     None.

                                  SCHEDULE III
                                       to
                    Intellectual Property Security Agreement

                    Copyright Registrations and Applications

                                  SCHEDULE III

     None

                                  SCHEDULE IV
                                       to
                    Intellectual Property Security Agreement

                                    Licenses

                                  SCHEDULE IV

 1. Research Collaboration and Distribution Agreement, dated December 22, 1997, by and between PerImmune, Inc. and Mentor Corporation, pursuant to which Mentor will fund the costs of implementing and carrying out a clinical testing program and submitting an application to the United States Food and Drug Administration for the Company's keyhole limpet hemocyanin composition product (as described therein) and act as the exclusive distributor of such product.

 2. Letter of Agreement, dated September 12, 1997, by and between Bio-Tek Instruments, Inc. and Bartels, Inc., pursuant to which Bio-Tek will act as a distributor of certain Company products (as defined therein).

 3. Distribution Agreement, dated August 1, 1997, by and between Organon Teknika, B.V. and PerImmune, Inc., pursuant to which Organon will grant PerImmune an exclusive right to promote, distribute and sell the Products (as defined therein) within the Territory (as defined therein).

 4. Exclusive Distribution Agreement, dated June 16, 1997, by and between PerImmune, Inc. and Mentor Corporation, pursuant to which Mentor will act as the exclusive distributor of the Company's bladder diagnostic product.

 5. Exclusive Distribution Agreement, dated as of April 1, 1997, by and between Syncor International Corporation and PerImmune, Inc., pursuant to which Syncor will act as the exclusive distributor of the Company's HumaSPECT/CR.

 6. Distribution Agreement, dated as of March 14, 1997, by and between Intracel Corporation and Seradyn, Inc., pursuant to which Seradyn will act as distributor of the Company's Zymmune CD4/CD8 test kit within the United States.

 7. Agreement, dated April 1, 1997, by and between Zeus Scientific, Inc. and Intracel Corporation, pursuant to which Zeus Scientific grants Intracel a nonexclusive worldwide right to distribute the ELISA products (as defined therein).

 8. Exclusive Distributor Agreement, dated as of February 1, 1997, by and between Bartels, Inc. and HIT Medikal Tibbi Urunler Sanayii ve Ticaret A.S., pursuant to which HIT will act as the exclusive distributor of the Company's INSTI HIV I/I1 components in Turkey and North Cyprus.

 9. Exclusive Distributor Agreement, dated as of July 25, 1996, by and between Bartels, Inc. and Finn-Vita, S.A., pursuant to which Finn-Vita will act as the exclusive distributor of the Company's INSTI HIV I/II components in Chile.

10. Exclusive Distributor Agreement, dated as of July 1, 1996, by and between Bartels, Inc. and DSL Diagnostic Products Incorporated COB "Intermedico," pursuant to which DSL will act as the exclusive distributor of various Company products (as defined therein) in Canada.

11. Exclusive Distributor Agreement, dated as of May 8, 1996, by and between Bartels, Inc. and AMAR Immunodiagnostics, pursuant to which AMAR will act as the exclusive distributor of the Company's INSTI HIV I/II components in India.

12. Distributorship Agreement, dated September 20, 1991, between Bartels Diagnostics, division of Baxter Diagnostic Inc. and Biotrin International Ltd., pursuant to which Biotrin will act as a non-exclusive distributor of various Company products (as defined therein) within the territory of Europe.

13. Material Transfer Agreement for Hepatitis C Virus Recombinant RNA-Dependent RNA Polymerase, dated March 10, 1998, by and between Emory University and Intracel Corporation.

14. Product Development and License Agreement, dated as of June 30, 1997, by and between PerImmune and Sigma Diagnostics, Inc., pursuant to which Sigma is licensing a cell line to be used in a marketable product.

15. Development Agreement and License Agreement, dated December 4, 1996, by and between Intracel Corporation and its affiliates and subsidiaries and Alexon Biomedical, Inc., pursuant to which Alexon and Intracel will develop certain technology relating to a rapid, member-based enzyme-linked immunoabsorbent assay for the detection of C. difficile Toxin A.

16. Patent License Agreement -- Exclusive, dated December 4, 1996, between Public Health Service and Intracel Corporation, pursuant to which Public Health Service grants Intracel an exclusive license under the Licensed Patent Rights (as defined therein) in the Licensed Territory (as defined therein).

17. Intellectual Property Security Agreement, dated as of August 8, 1996, by and among PerImmune Holdings, Inc., PerImmune, Inc., Akzo Nobel Pharma International, B.V. and Organon Teknika Corporation.

18. Intellectual Property Agreement, dated August 2, 1996, by and between Akzo Nobel Pharma International, B.V. and PerImmune Holdings, Inc.

19. CMV Antigenemia Agreement, dated May 9, 1996, by and between Bartels, Inc. and Argene SA, Biosoft Department, pursuant to which Argene grants Bartels exclusive distribution rights to the Assay Kit or Components (as defined therein) in the United States and a non-exclusive distribution right to the Assay Kit or Components (as defined therein) in Asia, Australia, South Africa, Antilles, South America and Central America.

20. Research Collaboration and License Agreement, dated as of January 1, 1996, by and between PerImmune, Inc. and Baxter Healthcare Corporation, pursuant to which PerImmune will perform research and development services for the benefit of Baxter in accordance with the Research Plans (as defined therein).

21. Pursuant to an Agreement dated July 14, 1995, the Company has agreed to make certain Vpr peptides from HIV-1 available to the University of Minnesota in return for the option to obtain a royalty-bearing exclusive license to any patent or patent application which the University of Minnesota or its scientists may be granted in respect of an invention arising out of the use of the Vpr peptides.

22. License Agreement, dated July 25, 1994, by and between Arch Development Corporation and Organon Teknika Corporation, pursuant to which Arch grants Organon an exclusive license to make, have made, use and sell Licensed Products (as defined therein) within the Territory (as defined therein).

23. Agreement, dated July 18, 1994, between Intracel Corporation and the World Health Organization, pursuant to which Intracel will engage in the development of an INSTI diagnostic test for detection of the measles virus.

24. License Agreement, dated June 1, 1994, by and between Thomas Jefferson University and Intracel Corporation, pursuant to which Thomas Jefferson grants Intracel an exclusive worldwide license to manufacture, market and distribute the Products (as defined therein).

25. Assignment, dated September 28, 1993, by and between Alexander Klibanov and Intracel Corporation, pursuant to which Alexander Klibanov will sell, assign, transfer and deliver to Intracel all of his right, title and interest in the Future Intellectual Rights (as defined therein) and all proceeds of, and rights associated with the Future Intellectual Rights.

26. Research Agreement, dated April 9, 1993, as amended, between Intracel Corporation and Thomas Jefferson University, pursuant to which Thomas Jefferson will pursue a research project in accordance with the Protocol (as defined therein).

27. Licensing Agreement, dated as of April 16, 1991, between American Bio-Technologies, Inc. ("ABT") and the Medical Reseach Council, pursuant to which the Medical Research Council grants ABT a nonexclusive worldwide right and license to make, have made, lease and sell the Licensed Products (as defined therein).

28. License Agreement, dated June 14, 1990, by and between ABT and Hoffman-La Roche, Inc., pursuant to which Hoffman-La Roche grants ABT a nonexclusive license in the United States to make and sell for research purposes only the Licensed Products (as defined therein).

29. Licensing Agreement, dated May 18, 1990, as amended, by and between Baxter Healthcare Corporation, Bartels Diagnostic Division, and Virginia Tech Intellectual Properties, Inc., pursuant to which Virginia Tech grants Bartels a nonexclusive license to manufacture, have made for it, use, lease, and/or sell Licensed Product(s) (as defined therein).

                                                                       EXHIBIT G

                                PLEDGE AGREEMENT

                                                                   EXHIBIT 10.33


================================================================================

                                PLEDGE AGREEMENT


                Intracel Corporation and PerImmune Holdings, Inc.
                                   as Pledgors



                                       to



                          Holders of the 12% Guaranteed
                     Senior Secured Primary Promissory Notes
                             due August 25, 2003 of
                              Intracel Corporation




                                       and

                               Holders of the 12%
                            Guaranteed Senior Secured
                             Escrow Promissory Notes
                             due August 25, 2003 of
                              Intracel Corporation







                                   -----------


                           Dated as of August 25, 1998


                                   -----------


================================================================================

                                PLEDGE AGREEMENT


           PLEDGE AGREEMENT (the "Pledge Agreement"), dated August 25, 1998, between Intracel Corporation and PerImmune Holdings, Inc., a wholly-owned subsidiary of Intracel Corporation (together with their successors and assigns, the "Pledgors") and Northstar High Total Return Fund, Northstar High Total Return Fund II, Northstar High Yield Fund, and Northstar Strategic Income Fund (collectively, the "Holders"), the holders of 12% Guaranteed Senior Secured Primary Promissory Notes of the Company and the holders of 12% Guaranteed Senior Secured Escrow Promissory Notes of the Company (collectively, the "Notes") issued pursuant to that certain Securities Purchase Agreement, dated as of the date hereof, by and among the Company and the other parties thereto (the "Purchase Agreement"). As used herein, all capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.


                              W I T N E S S E T H:


           WHEREAS, the Pledgors have entered into the Securities Purchase Agreement, the Notes and the Ancillary Agreements as of the date hereof, pursuant to which the Pledgors are subject to the Obligations (as defined herein);

           WHEREAS, in order to secure the performance of such Obligations of the Company and its Subsidiaries under the Securities Purchase Agreement, the Notes and the Ancillary Agreements (the "Obligations"), the parties hereto desire to set forth their mutual understanding and certain agreement regarding the terms and conditions of the pledge of the Pledged Collateral (as defined below) made by the Pledgors to the Holders of the Notes (the "Holders").

           NOW, THEREFORE, in consideration of the premises and other benefits to the Pledgors, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


           Section 1. Pledge. As collateral security for the payment and performance in full of the Obligations, the Pledgors hereby pledge, assign, transfer and set over unto the Holders and hereby grant upon the Holders and unto their respective successors and assigns, a continuing security interest (the "Security Interests") in all of the right, title and interest of the Pledgors in, to and under any and all of the following described property, rights and interests (collectively, the "Pledged Collateral"):

                     (a) all issued and outstanding shares of Capital Stock now or hereafter owned by the Pledgors of (i) the companies identified on Schedule A (the "Identified Companies"), including, without limitation, the shares of Capital Stock set forth on Schedule A, and (ii) any New Subsidiary of the Pledgors or any other company (the "Additional Companies");

                     (b) all securities of the Identified Companies and the Additional Companies now or hereafter owned or acquired by the Pledgors; any present or future options, warrants or other rights to subscribe for or purchase any shares of Capital Stock of any of the Identified Companies or the Additional Companies now or hereafter owned by the Pledgors; and any notes bonds, debentures or other evidences of Debt now or hereafter owned by the Pledgors that (i) are at any time convertible into Capital Stock of any of the Identified Companies or the Additional Companies, or (ii) have or at any time could by their terms have voting rights with respect to any matter affecting any of the Identifying Companies or the Additional Companies; and all securities, certificates and instruments representing or evidencing ownership or any of the property described in subsections 1(a) and (b) hereof (the property described in subsections 1(a) and (b) being referred to herein collectively as the "Pledged Securities");

                     (c) all proceeds and products of the Pledged Securities, including, without limitation, dividends and distributions payable in cash, Assets or securities, now or hereafter at any time or from time to time received or receivable or otherwise distributed or distributable in respect of or in exchange for any or all of the Pledged Securities; and

                     (d) any additional property of the kind or type described in this Section 1 required to be supplied under the terms of this Pledge Agreement;

           TO HAVE AND TO HOLD the Pledged Collateral, together with all rights, titles, interests, powers, privileges and preferences pertaining or incidental thereto, unto the Holders and unto their respective successors and assigns; subject, however, to the terms, covenants and conditions hereinafter set forth.


           Section 2. Representations, Warranties and Covenants of Pledgors. The Pledgors hereby represent and warrant, covenant and agree that:

                     (a) As of the date hereof, and except for the Security Interests granted hereunder to the Holders, the Pledgors are the legal and equitable owners of the Pledged Collateral, hold the Pledged Collateral free and clear of all Liens, charges, claims, encumbrances and Security Interests of every kind and nature. Until the Obligations under this Agreement, the Securities Purchase Agreement, the Notes and any Ancillary Agreement shall have been satisfied in full and this Agreement shall have been terminated, the Pledgors will not, without the prior written consent of the Required Holders, make any other pledge, assignment, sale, mortgage, hypothecation or transfer of, or create, or permit to exist any Lien, Security Interest or other charge or encumbrance on, the Pledged Collateral.

                     (b) The Pledgors have the valid right and legal authority to pledge or cause to be pledged the Pledged Collateral in the manner hereby done or contemplated and will defend its title thereto against the claims of all persons whomsoever and shall maintain and preserve the Security Interests granted hereunder with respect to the Pledged Collateral as long as this Pledge Agreement shall remain in full force and effect.

                     (c) Neither the execution and delivery of this Pledge Agreement by Pledgors, nor the consummation of the transactions herein contemplated nor the fulfillment of the terms hereof violate the terms of any agreement, indenture, mortgage, deed of trust, equipment lease, instrument or other document to which Pledgors are parties, or conflict with any Law, applicable to the Pledgors of any court or any government, regulatory body or administrative agency or other governmental body having jurisdiction over Pledgors or their Assets, to the extent that such violation or conflict would have a material adverse effect on the financial condition, business, Assets, liabilities or prospects of Pledgors or on the value of the Pledged Collateral or on the Security Interests.

                     (d) The Pledged Collateral as described in Schedule A attached hereto includes all of the issued and outstanding shares of Capital Stock of the Identified Companies and Additional Companies beneficially owned by the Pledgors on the date hereof; and all outstanding options, warrants or other rights to subscribe for or purchase shares of the Capital Stock of the Identified Companies and the Additional Companies beneficially owned by Pledgors on the date hereof; and all notes, bonds, debentures or other evidences of Debt beneficially owned by the Pledgors on the date hereof that (i) are at any time convertible into Capital Stock of the Identified Companies or the Additional Companies or (ii) have or at any time could by their terms have voting rights with respect to any matters affecting the Identified Companies or the Additional Companies.

                     (e) No consent or approval that has not been obtained prior to the date hereof of any governmental body, regulatory authority or securities exchange was or is necessary as a condition to the validity of the pledge hereunder of the Pledged Collateral, and such pledge is effective to vest in the Holders the rights of the Holders in the Pledged Collateral as set forth herein.

                     (f) If, while this Pledge Agreement is in effect, any securities of the type described in Section 1 are hereafter acquired by Pledgors, or any stock dividend, stock split, reclassification, readjustment, reorganization, merger, consolidation, exchange offer, tender offer or other change in the capital structure, including the creation of any subscription or other rights or other Pledged Collateral, is declared or made, or proposed to be declared or made, by the Identified Companies or any Additional Companies, all substituted and additional securities or interests, if evidenced by certificates, shall be endorsed in blank by Pledgors promptly upon receipt thereof and, if not so evidenced, shall be otherwise appropriately transferred to the Holders in negotiable form, and all certificates or instruments evidencing such securities shall be delivered to the Holders to be held under the terms of this Pledge Agreement in the same manner as, and as part of, the Pledged Collateral. The Pledgors shall use best efforts to ensure that all Pledged Securities shall be evidenced by one or more certificates. Any securities that may be issued upon exercise of any subscription or other rights relating to the Pledged Securities shall be endorsed in blank and delivered to the Holders.

                     (g) Pledgors shall pay and discharge all taxes, assessments and governmental charges or levies against any Pledged Collateral prior to delinquency thereof and shall keep all Pledged Collateral free of all unpaid charges whatsoever, unless such charges are being contested in good faith and appropriate reserves have been set aside in accordance with GAAP.


           Section 3. Administration of the Pledged Collateral. The Holders shall administer the Pledged Collateral in accordance with the provisions hereof.

           Section 4. Release and Substitution of Pledged Collateral. The Pledged Collateral shall not be released from the Security Interests created hereunder and no Assets shall be substituted for any of the Pledged Collateral, except in accordance with the provisions of Article V of the Purchase Agreement, which provisions are hereby incorporated herein by reference.


           Section 5. Voting Rights, Dividends, Etc.

                     (a) So long as no Default or Event of Default or event that with the lapse of time or the giving of notice or both, would constitute an Event of Default (as defined below) shall have occurred and be continuing or would result therefrom:

                               (i) except as otherwise provided in this Pledge
                     Agreement, Pledgors shall be entitled to exercise any and all voting or consensual rights and powers, including subscription rights, accruing to an owner of the Pledged Collateral or any part thereof for any purpose not inconsistent with, or otherwise impair any rights of the Holders arising under, the terms of this Pledge Agreement or any agreement giving rise to any of the Obligations;

                               (ii) Pledgors shall be entitled to retain and use
                     any and all dividends or distributions which are permitted by the Purchase Agreement and paid on the Pledged Collateral in cash or property (other than securities);

                               (iii) the Required Holders shall execute and
                     deliver to Pledgors or cause to be executed and delivered to Pledgors, all such proxies, powers of attorney, dividend orders and other instruments as Pledgors may reasonably request for the purpose of enabling it to exercise the voting or consensual rights and powers which Pledgors are entitled to exercise pursuant to the foregoing subparagraph
                     (i) or to receive the dividends or cash or other Assets which Pledgors are authorized to retain pursuant to the foregoing subparagraph (ii).

                     (b) Upon the occurrence and during the continuance of a Default, an Event of Default, or event that with the lapse of time or the giving of notice or both, would constitute an Event of Default, all rights of Pledgors to exercise the voting or consensual rights and powers which the Pledgors would otherwise be entitled to exercise pursuant to subparagraph (i) of Section 5(a) hereof and to receive the dividends and distributions which Pledgors would otherwise be authorized to receive and retain pursuant to subparagraph (ii) of
Section 5(a) hereof shall cease, and all such rights shall thereupon become vested in the Holders, which shall then have the sole and exclusive right and authority to exercise all such voting or consensual rights and powers and to receive and retain all such dividends and distributions. Any and all money and other Assets paid over to or received by the Holders pursuant to the provisions of this Section 5(b) shall be retained by the Holders in the account established pursuant to that certain Interest Escrow Security Agreement, dated as of the date hereof, by and among the Company and the other parties thereto (the "Collateral Account") as additional Pledged Collateral hereunder and shall be administered and applied in accordance with the provisions of the Notes.

           Section 6. Default; Remedies.

                     (a) Defined. For purposes of this Pledge Agreement, the terms "Default" and "Event of Default" shall have the respective meanings provided in the Notes and shall include any event that with the lapse of time or the giving of notice or both, would constitute an Event of Default.

                     (b) Exercise of Remedies Under the Security Agreement. If a Default or Event of Default or event that with the lapse of time or the giving of notice or both, shall constitute an Event of Default in the payment of any Obligations shall have occurred and be continuing or would result therefrom the Holders may commence the taking of such actions (or refrain from taking actions) toward collection or enforcement of this Pledge Agreement and the Pledged Collateral (or any portion thereof), including, without limitation, action toward foreclosure upon any Pledged Collateral, as it deems appropriate in their sole discretion. If any Default or Event of Default or event that with the lapse of time or the giving of notice or both, shall constitute an Event of Default that was the basis for the commencement of such action shall have been cured or waived, and, in the case where there has been an acceleration, rescission of such acceleration shall have occurred, in each case in accordance with the terms of the Securities Purchase Agreement, the Notes, or any of the Ancillary Agreements, any direction by the Holders to take any action in connection with the aforementioned notice shall be deemed rescinded upon notification by the Required Holders of such cure, waiver or rescission of acceleration, as the case may be.

                     (c) Remedies Generally. If a Default or Event of Default or event that with the lapse of time or the giving of notice or both, in the payment of any Obligation shall constitute an Event of Default shall have occurred and be continuing or would result therefrom, the Required Holders or their agents or attorneys may retain the Pledged Collateral or sell, assign, transfer, or dispose of, endorse and deliver the whole or, from time to time, any part of the Pledged Collateral at public or private sale, for cash, upon credit or for other property, for immediate or future delivery, and for such price or prices and on such other terms as are satisfactory to the Holders (in their discretion) without liability for loss or damage. Pledgors agree that the private sale or other private disposition of Pledged Collateral shall be deemed commercially reasonable notwithstanding the possibility that a substantially higher price might be realized if such sale or other disposition were public and deferred until after registration under the Securities Act of 1933, as amended, or after compliance with any other applicable securities laws. Upon consummation of any such sale, the Holders shall have the right to assign, transfer, endorse and deliver to the purchaser or purchasers thereof the Pledged Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Pledgors, and Pledgors hereby waive (to the full extent permitted by Law) all rights of redemption, stay or appraisal which Pledgors now have or may have at any time in the future have under any Law. The Holders shall give Pledgors five days' written notice (which Pledgors agree shall be deemed to be reasonable notification within the meaning of Section 9-504(3) of the relevant Uniform Commercial Code) of the their intention to make any such public or private sale. Any such sale shall be held at such time or times and at such place or places as the Holders may fix. At any such sale, the Pledged Collateral, or portion thereof to be sold, may be sold as an entirety or in separate portions, as the Required Holders may, in their discretion, determine. The Holders shall not be obligated to make any sale of the Pledged

Collateral if they shall determine not to do so, regardless of the fact that notice of sale of the Pledged Collateral may have been given. The Holders may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case sale of all or any part of the Pledged Collateral is made on credit or for future delivery, the Pledged Collateral so sold may be retained by the Holders until the sale price is paid by the purchaser or purchasers thereof, but the Holders shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Pledged Collateral so sold and, in case of any such failure, such Pledged Collateral may be sold again upon like notice. As an alternative to exercising the power of sale herein conferred upon it, the Holders may proceed by suit or suits at Law or in equity to foreclose this Pledge Agreement and sell the Pledged Collateral or any portion thereof pursuant to judgment or decree of a court or courts having competent jurisdiction. If, under mandatory requirements of Law, the Holders shall be required to make disposition of the Pledged Collateral within a period of time that does not permit the giving of notice to Pledgors as provided herein, the Holders need give Pledgors only such notice of disposition as shall be reasonably practicable in view of such Law.

                     (d) Remedies; Obtaining the Collateral Upon Default. The Pledgors agrees that, if a Default, Event of Default or any event that with the lapse of time or the giving of notice, or both, shall constitute an Event of Default, in the payment of any Obligations shall have occurred and be continuing, or would result therefrom, then and in every such case, and in addition to the rights and remedies available to a secured party under any applicable provisions of the Uniform Commercial Code, or any other Law, the Holders may:

                               (i) personally or by Holders or attorneys,
                     immediately take possession of the Pledged Collateral or any part thereof from Pledgors or any other person who then has possession of any part thereof, with or without notice or process of Law, and for that purpose may enter upon a Pledgors' premises where any of the Pledged Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of Pledgors;

                               (ii) instruct the obligor or obligors on any
                     agreement, instrument or other obligation constituting Pledged Collateral to make any payment or render any performance required by the terms of such agreement, instrument or obligation directly to the Holders or their designee;

                               (iii) withdraw all monies, securities and
                     instruments held by the Holders in the Financial Accounts (as that term is defined in the Security Agreement) or otherwise for application to the Obligations;

                               (iv) sell or otherwise liquidate or direct the
                     Pledgors to sell or otherwise liquidate, any or all investments made in whole or in part with the Pledged Collateral or any part thereof, and take possession of the proceeds of any such sale or liquidation; and

                               (v) take possession of the Pledged Collateral or
                     any part thereof by directing Pledgors in writing to deliver the same to the Holders at any place or places designated by the Holders, in which event the Pledgors shall at its own expense:

                                          (A) forthwith cause the same to be
                               moved to the place or places so designated by the Holders and there delivered to the Holders;

                                          (B) store and keep any Pledged
                               Collateral so delivered to the Holders at such place or places pending further action by the Holders as provided in this Section 6(d); and

                                          (C) while any such Pledged Collateral
                               shall be so stored and kept, provide such guard and maintenance services as shall be necessary to protect the same and to preserve and maintain such Pledged Collateral in good condition;

           it being understood that the Pledgors' obligation so to deliver the Pledged Collateral is of the essence of this Pledge Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Holders shall be entitled to a decree requiring specific performance by Pledgors of such obligation.

                     (e) Collateral Account. The Required Holders shall deposit the proceeds of any Pledged Collateral obtained or disposed of pursuant to this
Section 6 in the Collateral Account (as defined in the Security Agreement).

                     (f) Preventing Impairment of the Pledged Collateral. Regardless of whether or not there shall have occurred any Default or Event of Default, the Holders may institute or maintain or cause in the name of Pledgors or of the Holders, or both, to be instituted and maintained, such suits and proceedings as the Holders may be advised by counsel shall be necessary or expedient to prevent any impairment of the Security Interests in or perfection of, the Pledged Collateral in contravention of the terms hereof or of the Securities Purchase Agreement, the Notes or any of the Ancillary Agreements.


           Section 7. Holders Appointed Attorney-in-Fact. Pledgors hereby constitute and appoint the Holders their attorney-in-fact for the purpose of carrying out the provisions, but subject to the terms and conditions, of this Pledge Agreement and taking any action and executing any instrument, including, without limitation, any financing statement or continuation statements, and taking any other action to maintain validity, perfection and enforcement of the Security Interests intended to be created hereunder, that the Holders may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest.


           Section 8. Purchase of Pledged Collateral by Holder. At any sale of the Pledged Collateral, whether pursuant to power of sale or otherwise hereunder, any Holders may, to the extent permitted by Law, bid for and purchase, free from any right or redemption, stay or appraisal (all such rights being hereby waived and released by Pledgors to the extent permitted by Law), the Pledged Collateral or any part thereof or any interest therein and upon compliance with the terms of such sale may hold, retain, exploit, resell or otherwise dispose of such Pledged Collateral without further accountability to Pledgors for the proceeds of such sale. Pledgors will execute and deliver, or cause to be executed and delivered, such instruments, endorsements, assignments, waivers, certificates and other documents and take such further action as the Holders shall reasonably request in connection with any such sale.


           Section 9. Disposition of Proceeds. The proceeds of any sale or other disposition of the whole or any part of the Pledged Collateral by the Holders, together with any other monies held by the Holders pursuant to this Pledge Agreement, shall be applied by the Holders in accordance with the provisions of the Notes.


           Section 10. Waiver of Claims. Except as otherwise provided in the Securities Purchase Agreement or this Pledge Agreement, THE PLEDGORS HEREBY WAIVE, TO THE EXTENT PERMITTED BY LAW, NOTICE OF JUDICIAL HEARING IN CONNECTION WITH THE HOLDERS' TAKING POSSESSION OR THE HOLDERS' DISPOSITION OF ANY OF THE PLEDGED COLLATERAL BY THE HOLDERS IN ACCORDANCE WITH THE TERMS HEREOF, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICES AND HEARINGS FROM ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT THAT THE PLEDGORS WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, and, to the fullest extent permitted by applicable Law, Pledgors hereby further waive:

                     (a) all damages occasioned by such taking of possession except any damages that are the direct result of the Holders' gross negligence, bad faith or willful misconduct; and

                     (b) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Holders' rights and powers hereunder.

           Any sale of, or the exercise of any options to purchase, or any other realization upon, any Pledged Collateral shall operate to divest all right, title, interest, claim and demand, at Law or in equity, of the Pledgors therein and thereto, and shall be perpetual bar both at Law and in equity against the Pledgors and against any and all Persons claiming or attempting to claim the Pledged Collateral so sold, optioned or realized upon, or any part thereof, through and under Pledgors.


           Section 11. Remedies Cumulative; No Waiver. Each right, power and remedy of the Holders provided for herein, in the Securities Purchase Agreement, the Notes and any other Ancillary Agreement pursuant to which a Lien is created in favor of any Holder, or now or hereafter existing at Law, shall be cumulative and concurrent and shall be in addition to every other right, power or remedy of any Holder provided for herein, in the Securities Purchase Agreement, the Notes and any other Ancillary Agreement pursuant to which a Lien is created in favor of any Holder or now or hereafter existing at Law. No failure on the part of any Holder to exercise, and no delay in exercising, any right, power or remedy hereunder, or under the Securities Purchase Agreement, the Notes and any other Ancillary Agreement pursuant to which a Lien is created in favor of any Holder or now or hereafter existing at Law, shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. No notice to or demand on Pledgors hereunder shall, of itself, entitle Pledgors to any other or further notice or demand in the same, similar or other circumstances.


         Section 12. Additional Collateral. Without notice or consent of Pledgors and without impairment of the Security Interests and rights created by this Pledge Agreement, the Holders may accept from any Person additional Collateral or other security for the Obligations. Neither the creation of the Security Interests created hereunder nor the acceptance of any such additional Collateral or Security shall prevent the Holders from resorting to such additional Collateral or Security or to the Pledged Collateral, in any order, without affecting the Holders' rights hereunder.


           Section 13. Further Assurances. The Pledgors agree (i) that they shall, at their own expense, (and will cause their Subsidiaries and New Subsidiaries to), file or record such notices, financing statements, continuation statements or other documents as may be necessary to perfect the Security Interests, and as the Holders may reasonably request, such instruments to be in form and substance satisfactory to the Holders and (ii) Pledgors shall, at their own expense, (and will cause their Subsidiaries and New Subsidiaries to), do such further acts and things and execute and deliver to the Holders such additional conveyances, assignments, agreements and instruments as the Holders may at any time reasonably request in connection with the administration and enforcement of this Pledge Agreement or relative to the Pledged Collateral or any part thereof or in order to assure and confirm unto the Holders the Holders' rights, powers and remedies hereunder.


           Section 14. Pledgors' Obligations Absolute. The liability of the Pledgors under this Pledge Agreement shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by (a) any change in the time, place or manner of payment of all or any of the Obligations, or in any other term of the Securities Purchase Agreement, any Ancillary Agreement or the Notes, any waiver, indulgence, renewal, extension, amendment or modification of or addition, consent or supplement to or deletion from or any other action or inaction under or in respect of the Securities Purchase Agreement, the Notes or any Ancillary Agreement or any assignment or transfer thereof; (b) any lack of validity or enforceability, in whole or in part, of the Securities Purchase Agreement, any Ancillary Agreement or the Notes; (c) any furnishing of any additional security for the Obligations or any acceptance thereof or any release or non-perfection of any security interests in the property other than the Pledged Collateral; (d) any limitation on any party's liability or Obligations under the Securities Purchase Agreement, any Ancillary Agreement or the Notes; (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Pledgors, or any action taken with respect to this Pledge Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not the Pledgors shall have notice or knowledge of any of the foregoing; (f) any exchange, release or amendment or waiver of or consent to departure from the Securities Purchase Agreement, the Notes and any

Ancillary Agreement, or any other agreement pursuant to which a Lien is created in favor of the Holders for the benefit of any Holder, pursuant to which a person other than the Pledgors have been granted a Security Interest; or (g) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Pledgors.


           Section 15. Waiver. To the extent permitted by Law, Pledgors hereby waive promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and this Pledge Agreement and any requirement that the Holders protect, secure, perfect or insure any security interest or any property subject thereto or exhaust any right or take any action against the Pledgors or any other Person; provided, however, that the Holders shall in any event take such care in the handling of any Pledged Securities in their possession as they take with respect to the property of a similar nature in its possession.


           Section 16. Termination. Upon payment in full and satisfaction of all of the Obligations under the Securities Purchase Agreement, the Notes, and any Ancillary Agreements, this Pledge Agreement shall terminate and the Holders shall reassign and redeliver to Pledgors all of the Pledged Collateral hereunder that has not been sold, disposed of, retained or applied by the Holders in accordance with the terms hereof and the Securities Purchase Agreement, the Notes and any Ancillary Agreements. Such reassignment and redelivery shall be without warranty by or recourse to the Holders, and shall be at the expense of the Pledgors. At such time, this Pledge Agreement shall no longer constitute a Lien upon or grant of any Security Interests in any of the Pledged Collateral, and the Holders shall, at the Pledgors' expense, deliver to the Pledgors written acknowledgement thereof and of cancellation of this Pledge Agreement in a form as reasonably requested by the Pledgors and adequate for proper filing or recording in such offices and such jurisdictions as the Pledgors reasonably deem necessary to release the Security Interests granted hereby. This Pledge Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned upon the insolvency, bankruptcy or reorganization of the Pledgors, all as though such payment had not been made.


           Section 17. Notices. Any notices or other communications required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, or registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

           To the Pledgors:

           Intracel Corporation
           2005 NW Sammamish Road
           Suite 107
           Issaquah, Washington 98027
           Attention:  Chief Executive Officer
           Fax Number: (425) 392-2992
           Confirm Number: (425) 557-1894

           To the Holders:

           300 First Stamford Place
           Stamford, Connecticut 06902
           Attention:  Mr. Michael Graves
           Fax Number: (203) 862-8601
           Confirm Number: (203) 863-6224


           Either party hereto may by notice to the other party designate such additional or different addresses as shall be furnished in writing by such party. Any notice or communication to either party shall be deemed to have been given or made as of the date so delivered, if personally delivered; and three calendar days after mailing if sent by registered or certified mail (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee). The Pledgors will give notice to the Holders at the addresses set forth above or, if the Company has been notified of a change of address of Holders, to such address as set forth in the Company's records.


           Section 18. Binding Agreement; Assignment. This Pledge Agreement shall be binding upon and inure to the benefit of the Pledgors, the Holders and their respective successors and permitted assigns. Neither this Pledge Agreement nor any interest herein or in the Pledged Collateral, or any part thereof, may be assigned by the Pledgors; provided, however, that this Pledge Agreement may be assigned by Pledgors and shall be deemed to be automatically assigned by the Pledgors to any person who succeeds to the Pledgors, but nothing shall relieve Pledgors of their Obligations hereunder. This Pledge Agreement shall be deemed to be automatically assigned by the Holders to any person who succeeds to or replaces any Holder in accordance with the terms hereof, and its assignee shall have all rights and powers of, and act as, the Holders hereunder.


           Section 19. Governing Law. THE PARTIES HERETO EXPRESSLY ACKNOWLEDGE AND AGREE THAT, IN ACCORDANCE WITH THE PROVISIONS OF NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401 GOVERNING AGREEMENTS RELATING TO ANY OBLIGATION ARISING OUT OF A TRANSACTION COVERING IN THE AGGREGATE NOT LESS THAN $250,000, THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN NEW YORK. TO THE FULLEST EXTENT THEY MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, THE PARTIES HERETO HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT, AND IRREVOCABLY AGREE

THAT ALL CLAIMS IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT. THE PARTIES HERETO IRREVOCABLY WAIVE, TO THE FULLEST EXTENT THEY MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TRIAL BY JURY AND ANY OBJECTION WHICH THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.


           Section 20. Amendments. This Pledge Agreement may not be amended or modified except by a written agreement signed by the Company and the Holders.


           Section 21. Severability. In the event that any provision contained in this Pledge Agreement shall for any reason be held to be illegal or invalid under the Laws of any jurisdiction, such illegality or invalidity shall in no way impair the effectiveness of any other provision hereof, or of such provision under the Laws of any other jurisdiction; provided, that in the construction and enforcement of such provision under the Laws of the jurisdiction in which such holding of illegality or invalidity exists, and to the extent only of such illegality or invalidity, this Pledge Agreement shall be construed and enforced as though such illegal or invalid provision had not been contained herein.


           Section 22. Headings. Section headings used herein are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Pledge Agreement.


           Section 23. Counterparts. This Pledge Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, and all of which shall together constitute but one and the same instrument. A complete set of counterparts shall be lodged with the Holders.

           IN WITNESS WHEREOF, the Pledgors and the Holders have caused this Pledge Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the day and year first written above.

                                        INTRACEL CORPORATION

                                        as Pledgor


                                        By: /s/ SIMON R. MCKENZIE
                                           -----------------------------------
                                             Name: Simon R. McKenzie
                                               Title:  President and Chief
                                                       Executive Officer

                                        PERIMMUNE HOLDINGS, INC.

                                             as Pledgor


                                        By: /s/ SIMON R. MCKENZIE
                                           -----------------------------------
                                             Name: Simon R. McKenzie
                                             Title:  President and Chief
                                                     Executive Officer




                                        NORTHSTAR HIGH TOTAL RETURN FUND



                                        By: /s/ MICHAEL A. GRAVES
                                           -----------------------------------
                                             Name:  Michael A. Graves
                                             Title:    Vice President


                                        NORTHSTAR HIGH TOTAL RETURN
                                         FUND II



                                        By: /s/ MICHAEL A. GRAVES
                                           -----------------------------------
                                             Name:  Michael A. Graves
                                             Title:    Vice President

                                        NORTHSTAR HIGH YIELD FUND



                                        By: /s/ MICHAEL A. GRAVES
                                           -----------------------------------
                                             Name:  Michael A. Graves
                                             Title:    Vice President


                                        NORTHSTAR STRATEGIC INCOME FUND



                                        By: /s/ MICHAEL A. GRAVES
                                           -----------------------------------
                                             Name:  Michael A. Graves
                                             Title:    Vice President

                                                         EXHIBIT H-1 THROUGH H-3


                              SUBSIDIARY GUARANTY

                                    GUARANTY

        THIS GUARANTY ("Guaranty") dated as of August 25, 1998, by BARTELS, INC., a Delaware corporation having its address at 2005 NW Sammamish Road, Suite 107, Issaquah, Washington 98027 ("Guarantor") in favor of the holders and their successors and assigns (collectively, the "Holders"), of the Notes of the Company (the "Notes") issued pursuant to that certain Securities Purchase Agreement, dated as of the date hereof, by and among Intracel Corporation, the parent company of the Guarantor ("Parent") and the parties thereto (the "Purchase Agreement"). As used herein, all capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

        WHEREAS, Guarantor and Parent are to be liable for the obligations of Parent under the Purchase Agreement, the Notes and the Ancillary Agreements (the "Obligations"); and

        WHEREAS, Guarantor, being a wholly-owned subsidiary of Parent, shall derive substantial benefit and advantage from the financial accommodations to Parent provided by the Notes, and it shall be to Guarantor's direct interest and economic benefit to assist Parent in procuring the Note financing;

        NOW, THEREFORE, for and in consideration of the premises and to induce Holders to purchase the Notes, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby agrees as follows:


        1.     Guaranty of Payment.

               (a) Guarantor hereby unconditionally guarantees the full and prompt payment, when due, whether at maturity or by reason of acceleration or otherwise and at all times thereafter on demand, of any and all of the Obligations.

               (b) Guarantor acknowledges that valuable consideration supports this Guaranty (including, without limitation, the consideration set forth in the recitals above as well as any other financial accommodation, whether heretofore or hereafter made to Parent, any extension, renewal or replacement of any of the Obligations, any forbearance with respect to any of the Obligations or otherwise, and any other valuable consideration).

               (c) All payments under this Guaranty shall be made in United States currency and in the same manner as provided for the Obligations.

               (d) The term "Collateral" and "After Acquired Collateral" shall have the meanings ascribed to such terms in the security agreement, dated as of the date hereof by and among Parent, Guarantor and the Holders (the "Security Agreement") and the Intellectual Property Security Agreement dated as of the date hereof (the "Intellectual Property Security Agreement").

        2.     Holders' Costs and Expenses.

        Guarantor shall pay on demand, if not paid by Parent, all costs and expenses of every kind incurred by Holders (a) in enforcing this Guaranty, (b) in collecting any of the Obligations from Parent or Guarantor, (c) in realizing upon or protecting any Collateral or After Acquired Collateral for this Guaranty or for payment of any of the Obligations; and (d) for any other purpose related to the Obligations or this Guaranty. "Costs and expenses" as used in the preceding sentence shall include, without limitation, reasonable attorneys' fees incurred by Holders in retaining counsel for advice, suit, appeal, any insolvency or other proceedings under the United States Bankruptcy Code, 11 U.S.C. Sections 101-1330 (the "Bankruptcy Code") or otherwise, or for any purpose specified in the preceding sentence.


        3.     Nature of Guaranty:  Continuing, Absolute and Unconditional.

               (a) This Guaranty is and is intended to be a continuing guaranty of payment of the Obligations, independent of and in addition to any other guaranty, endorsement, Collateral or other agreement held by Holders therefor or with respect thereto, whether furnished by Guarantor or another Person. The liability of Guarantor to repay the Obligations hereunder shall be unlimited. Guarantor shall have no right of subrogation, indemnification, contribution, reimbursement or other payment with respect to any payments made by Guarantor hereunder, and hereby waives any benefit of, and any right to participate in, any security or Collateral given to Holders to secure payment of the Obligations, and Guarantor shall not take any action to enforce any indebtedness, liabilities or obligations of Parent to Guarantor prior to the Obligations being paid in full; provided that in the event of the bankruptcy or insolvency of Parent, Holders shall be entitled, notwithstanding the foregoing, to file in the name of Guarantor or in its own name a claim for any and all indebtedness, liabilities and obligations owing to Guarantor by Parent, to vote such claim and to apply the proceeds of any such claim to the Obligations.

               (b) For the further security of the Holders and without in any way diminishing the liability of Guarantor hereunder, following the occurrence of a Default or an Event of Default (as defined in the Notes) or any event that with the lapse of time, or the giving of notice, or both, would constitute an Event of Default, all debts and liabilities, present or future of Parent to Guarantor and all monies received from Borrower or for its account by Guarantor shall be received in trust for Holders and forthwith upon receipt shall be paid over to Holders until all of the Obligations have been paid in full. This assignment and postponement is independent of and severable from this Guaranty and shall remain in full force and effect whether Guarantor is liable for any amount under this Guaranty.

               (c) This Guaranty is absolute and unconditional and shall not be changed or affected by any representation, oral agreement, act or thing whatsoever, except as herein provided. This Guaranty is intended by Guarantor to be the final, complete and exclusive expression of the guaranty agreement between Guarantor and the Holders. No modification or amendment of any provision of this Guaranty shall be effective unless in writing and signed by the Required Holders.

               (d) If at any time all or any part of any payment theretofore applied by Holders to any of the Obligations is or must be rescinded or returned by Holders for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of Parent), such Obligations shall, for the purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by Holders, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Obligations, all as though such application by Holders had not been made.

        4.     Certain Rights and Secured Obligations.

               (a) Guarantor authorizes Holders, without notice, demand or any reservation of rights against Guarantor and without affecting Guarantor's obligations hereunder, from time to time: (i) to renew, extend, increase, accelerate or otherwise change the time for payment of, the terms of or the interest on the Obligations or any part thereof or grant other indulgences to Parent or others; (ii) to accept from any Person and hold collateral (including the Collateral (as defined in the Security Agreement and the Intellectual Property Security Agreement)) for the payment of the Obligations or any part thereof, and to modify, exchange, enforce or refrain from enforcing, or release, compromise, settle, waive, subordinate or surrender, with or without consideration, such Collateral or any part thereof; (iii) to accept and hold any endorsement or guaranty of payment of the Obligations or any part thereof, and to discharge, release or substitute any such obligation of any such endorser or guarantor, or any Person who has given any security interest in any Collateral as security for the payment of the Obligations or any part thereof, or any other Person in any way obligated to pay the Obligations or any part thereof, and to enforce or refrain from enforcing, or compromise or modify, the terms of any obligation of any such endorser, guarantor, or Person; (iv) to dispose of any and all Collateral securing the Obligations in any manner as Holders, in their sole discretion, may deem appropriate, and to direct the order or manner of such disposition and the enforcement of any and all endorsements and guaranties relating to the Obligations or any part thereof as Holders in their sole discretion may determine; (v) except as otherwise provided in the Purchase Agreement or the Notes, to determine the manner, amount and time of application of payments and credits, if any, to be made on all or any part of any component or components of the Obligations (whether principal, interest, premium, fees, costs, and expenses or otherwise) including, without limitation, the application of payments received from any source to the payment of Debt other than the Obligations even though Holders might lawfully have elected to apply such payments to the Obligations and not to obligations that are not covered by this Guaranty; and (vi) to take advantage or refrain from taking advantage of any security or accept or make or refrain from accepting or making any compositions or arrangements when and in such manner as Holders, in their sole discretion, may deem appropriate and generally do or refrain from doing any act or thing which might otherwise, at law or in equity, release the liability of Guarantor as a guarantor or surety in whole or in part, and in no case shall Holders be responsible or shall Guarantor be released in whole or in part for any act or omission in connection with Holders having sold any security for less than its value.

               (b) If any Default or Event of Default, or event that with the lapse of time, or the giving of notice, or both, would constitute an Event of Default, shall be made in the payment of any of the Obligations and any grace period has expired with respect thereto, Guarantor shall pay the same in full to the extent hereinafter provided: (i) without deduction by reason of any set-off, defense (other than payment) or counterclaim of Parent; (ii) without requiring presentment, protest or notice of nonpayment or notice of default to Guarantor, to Parent or to any other Person; (iii) without demand upon Parent for payment or proof of such demand or filing of claims with a court in the event of receivership, bankruptcy or reorganization of Parent; (iv) without requiring Holders to resort first or concurrently to Parent (this Guaranty being a guaranty of payment and not of collection) or to any other guaranty or any Collateral which Parent may hold; (v) without requiring notice of acceptance hereof or assent hereto by Holders; and (vi) without requiring notice that any of the Obligations has been incurred, extended or continued or of the reliance by Holders upon this Guaranty all of which Guarantor hereby waives.

               (c) Guarantor's obligation hereunder shall not be affected by any of the following, all of which Guarantor hereby waives: (i) any failure to perfect or continue the perfection of any security interest in or other Lien on any Collateral or After Acquired Collateral securing payment of any of the Obligations or Guarantor's obligation hereunder; (ii) the invalidity, unenforceability, propriety of manner of enforcement of, or loss or change in priority of any such security interest or other Lien or guaranty of the Obligations; (iii) any failure to protect, preserve or insure any such Collateral or After Acquired Collateral; (iv) failure of Guarantor to receive notice of any intended disposition of such Collateral or After Acquired Collateral; (v) any defense arising by reason of the cessation for any reason whatsoever of liability of Parent (including, without limitation, any failure, negligence or omission by Holders in enforcing their claims against Parent);
(vi) any release, settlement or compromise of any obligation of Parent; (vii) the invalidity or unenforceability of any of the Obligations; (viii) any change of ownership of Parent or insolvency, bankruptcy or any other change in the legal status of Parent; (ix) any change in, or imposition of, any Law which impairs or might impair, delay or in any way affect the validity or enforceability or the payment when due of the Obligations; (x) the existence of any claim, set-off or other right that Guarantor may have at any time against Holders or Parent in connection herewith or any unrelated transaction; (xi) Holders' election, in any case instituted under chapter 11 of the Bankruptcy Code, of the application of section 1111(b)(2) of the Bankruptcy Code; (xii) any borrowing, use of cash Collateral or grant of security interest by Parent, as debtor in possession, under sections 363 or 364 of the Bankruptcy Code; (xiii) the disallowance of all or any portion of any of Holders' claims for repayment of the Obligations under sections 502 or 506 of the Bankruptcy Code or otherwise; or (xiv) any other fact or circumstance which might otherwise constitute grounds at law or in equity for the discharge or release of Guarantor from its Obligations hereunder, all whether Guarantor shall have had notice or knowledge of any act or omission referred to in the foregoing clauses (i) through (xiv) of this paragraph.

               (d) The Guarantor shall, at its own expense, do all acts and things required to cause any New Subsidiaries (as defined in the Purchase Agreement), to become a party to a guaranty agreement in form and substance identical to this Guaranty Agreement and to comply with the obligations of this Agreement.

        5.     Representations and Warranties.

        Guarantor represents and warrants to Holders that: (a) it is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has full power, authority and legal right to own its Assets and to transact the business in which it is engaged; (b) it has full power, authority and legal right to execute and deliver and to perform its Obligations under this Guaranty and has taken all necessary action to authorize the guaranty hereunder on the terms and conditions of this Guaranty and to authorize the execution, delivery and performance of this Guaranty; and
(c) this Guaranty has been duly executed and delivered by Guarantor and constitutes the legal, valid and binding obligation of the Guarantor, enforceable against Guarantor in accordance with its terms.

        6.     Security.

        To secure payment of Guarantor's obligations under this Guaranty, concurrently with the execution of this Guaranty, Guarantor is entering into the Security Agreement granting to the Holders of the Notes, a first priority perfected security interest (except as otherwise provided in the Security Documents), in all tangible and intangible Assets wherever located in which Guarantor now has or hereafter acquires any right or interest.

        7.     Termination.

        This Guaranty shall remain in full force and effect until all of the Obligations shall be finally and irrevocably paid in full. Payment of all of the Obligations from time to time then Outstanding shall not operate as a discontinuance of this Guaranty. To the extent that Parent makes a payment or payments pursuant to the Notes, or Holders receive any proceeds of Collateral or After Acquired Collateral securing the Obligations, which payment or receipt of proceeds or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be returned or repaid to Parent or its trustee, receiver, debtor in possession or any other Person (including, without limitation, any guarantor, under any insolvency or bankruptcy Law, or equitable cause), then to the extent of such payment, return or repayment, the Obligation or part thereof that has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date when such initial payment, reduction or satisfaction occurred, and this Guaranty shall continue in full force notwithstanding any contrary action that may have been taken by Holders in reliance upon such payment, and any such contrary action so taken shall be without prejudice to Holders' rights under this Guaranty and shall be deemed to have been conditioned upon such payment having become final and irrevocable.

        8.     Taxes.

        All payments hereunder shall be made without any counterclaim or set-off, free and clear of, and without reduction by reason of, any taxes, levies, imposts, charges and withholdings, restrictions or conditions of any nature other than any income or franchise taxes imposed on the Holders of the Notes ("Taxes"), which are now or may hereafter be imposed, levied or assessed by any country, political subdivision or taxing authority, all of which will be for the account of and paid by Guarantor. If for any reason, any such reduction is made or any Taxes are paid by Holders, Guarantor shall pay to Holders, such additional amounts as may be necessary to ensure that Holders receive the same net amount which it would have received had no reduction been made or Taxes paid.

        9.     Miscellaneous.

               (a) The terms "Parent" and "Guarantor" as used in this Guaranty shall include: (i) any successor Person (as defined in the Purchase Agreement) to which all or a substantial part of the Assets of Parent or Guarantor, as the case may be, shall have been transferred and (ii) any other Person into or with which of Parent or Guarantor, as the case may be, shall have been merged, consolidated, reorganized, or absorbed. The term "Guarantor" shall include all Subsidiaries of the Company (as that term is defined in the Purchase Agreement).

               (b) Guarantor's obligation hereunder is to pay the Obligations in full when due according to the Purchase Agreement, the Notes and the Ancillary Agreements to the extent provided herein and shall not be affected by any stay or extension of time for payment by Parent or Guarantor resulting from any proceeding under the Bankruptcy Code or any similar law.

               (c) Holders shall not by any act, delay, omission or otherwise be deemed to have waived any of its remedies hereunder, and no waiver by Holders shall be valid unless in writing and signed by the Required Holders and then only to the extent therein set forth. A waiver by the Required Holders of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Holders would otherwise have on any other occasion. No course of dealing between Guarantor and Holders and no failure to exercise, nor any delay in exercising on the part of Holders, any right, power or privilege hereunder or under the Purchase Agreement, the Notes or the Ancillary Agreements shall impair such right or remedy or operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies of Holders provided by law.

               (d) This Guaranty shall inure to the benefit of the Holders.

               (e) Section headings in this Guaranty are included herein for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose or be given any substantive effect.

               (f) Governing Law; Submission to Jurisdiction. This Agreement shall be construed in accordance with, and governed by, the internal laws of the State of New York as permitted by Section 5-401 of the New York General Obligations Law (or any similar successor provision) without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the State of New York. The Guarantor hereby irrevocably and unconditionally:

                      (i) submit itself and its properties in any legal action
               or proceeding relating to this Agreement and the Ancillary Agreements to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts of any thereof;

                      (ii) consents that any such action or proceeding may be
               brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                      (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to it at its address set forth in or determined pursuant to Section 10 or at such other address of which the Holders shall have been notified pursuant thereto;

                      (iv) waives, to the maximum extent not prohibited by Law,
               any right it may have to claim or recover in any legal action or proceeding referred to in this Section 9(f) any punitive or exemplary damages and any damages which are not proximately caused by or the reasonably foreseeable result of the breach which is the subject of such action or proceeding;

               The Guarantor hereby acknowledges that:


                      (v) it has been advised by counsel in the negotiation,
               execution and delivery of this Agreement and the Ancillary Agreements;

                      (vi) the Holders do not have any fiduciary relationship
               with or duty to the Guarantor arising out of or in connection with this Agreement, or the Ancillary Agreements; and

                      (vii) no joint venture or partnership exists between the
               Holders, on the one hand, and the Guarantor, on the other hand, and the relationship of the Guarantor and the Holders is that of, inter alia, debtor and creditor.

        THE GUARANTOR, EACH SUBSIDIARY OF THE GUARANTOR AND THE HOLDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, THE ANCILLARY AGREEMENTS AND FOR ANY COUNTERCLAIM THEREIN.

        THIS AGREEMENT AND THE ANCILLARY AGREEMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

        THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

        THE GUARANTOR WILL CAUSE EACH NEW SUBSIDIARY TO TAKE SUCH ACTION AS IS REQUIRED TO CONSENT TO, AND BE BOUND BY, THE PROVISIONS OF THIS SECTION 9(F) IN THEIR ENTIRETY.


               (g) Guarantor agrees that Holders shall have the right to proceed against Guarantor in a court in any location to enable Agent to enforce a judgment or other court order entered in favor of Holders. Guarantor waives any objection that it may have to the location of the court in which a Holder has commenced a proceeding described in this Section 9(g).

               (h) Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

               (i) This Guaranty shall in all respects be governed by, and construed and enforced in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York, except that the filing, perfection, effect of perfection and enforcement of security interests and Liens in other jurisdictions shall be governed by the laws of the applicable jurisdictions in accordance with the UCC.

               (j) Guarantor hereby represents and warrants to Holders that Guarantor now has and shall continue to have independent means of obtaining information concerning the affairs, financial condition and business of Parent. Holders shall not have any duty or responsibility to provide Guarantor with any credit or other information concerning the affairs, financial condition or business of Parent which may come into Holders' possession.

        10. Notices. All notices, requests, demands, waivers and other communication required or permitted to be given under this Guaranty shall be in writing and shall be deemed to have been duly given if (a) delivered personally,
(b) mailed by first-class, certified mail, return receipt, postage prepaid, or
(c) sent by next-day or overnight mail or delivery.

If to Guarantor:

Bartels, Inc.
c/o Intracel Corporation
2005 NW Sammamish Road
Suite 107
Issaquah, Washington  98027
Attn:  Simon R. McKenzie
Fax Number: (425) 392-2992
Confirm Number: (425) 557-1894

and

Morrison & Foerster LLP
1290 Avenue of the Americas
New York, New York  10104
Attn:  Joseph W. Bartlett
Fax Number:  (212) 468-7900
Confirm Number:  (212) 468-8240

If to Holders:

300 First Stamford Place
Stamford, Connecticut
Attention:  Michael A. Graves
Fax Number:  (203) 862-8601
Confirm Number:  (203) 863-6224

with a copy, which will
not constitute notice to:

Reboul, MacMurray, Hewitt, Maynard & Kristol
45 Rockefeller Plaza
New York, New York
Attn:  Karen Wiedemann
Fax Number:  (212) 841-5725
Confirm Number:  (212) 841-5781

or, in each case, at such other address as may be specified in writing to the other parties.

All such notices, requests, demands, waivers and other communications shall be deemed to have been received (a) if by personal delivery, on the date after such delivery, (b) if by certified mail, on the third Business Day after the mailing thereof, and (c) if by next-day or overnight mail or delivery, on the day delivered.

        11.    Waivers.

        (a) GUARANTOR WAIVES THE BENEFIT OF ALL VALUATION, APPRAISAL AND EXEMPTION LAWS.

        (b) IN THE EVENT OF AN EVENT OF DEFAULT, DEFAULT, OR ANY EVENT THAT WITH THE LAPSE OF TIME OR GIVING OF NOTICE, OR BOTH, WOULD CONSTITUTE AN EVENT OF DEFAULT UNDER PURCHASE AGREEMENT, THE NOTES, OR ANY OF THE ANCILLARY AGREEMENTS, GUARANTOR HEREBY WAIVES TO THE FULL EXTENT PERMITTED BY APPLICABLE LAW ALL RIGHTS TO NOTICE AND HEARING OF ANY KIND PRIOR TO THE EXERCISE BY HOLDERS OF THEIR RIGHTS TO REPOSSESS THE COLLATERAL OR AFTER ACQUIRED COLLATERAL WITHOUT JUDICIAL PROCESS OR TO REPLEVY, ATTACH OR LEVY UPON THE COLLATERAL WITHOUT PRIOR NOTICE OR HEARING. GUARANTOR ACKNOWLEDGES THAT IT HAS BEEN ADVISED BY COUNSEL OF ITS CHOICE WITH RESPECT TO THIS TRANSACTION AND THIS GUARANTY.

        (c) GUARANTOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY LAW, TRIAL BY JURY, ANY OBJECTION BASED ON FORUM NON CONVENIENS, ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF HOLDERS.

        (d) TO THE EXTENT PERMITTED BY LAW, GUARANTOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT SUCH SERVICE OF PROCESS BE MADE BY CERTIFIED MAIL (WITH RETURN RECEIPT) DIRECTED TO IT AT ITS ADDRESS SET FORTH IN SECTION 10 HEREOF, AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED THE THIRD BUSINESS DAY AFTER THE SAME SHALL HAVE BEEN DEPOSITED IN THE U.S. MAILS, POSTAGE PREPAID. GUARANTOR HEREBY WAIVES ANY RIGHT TO REQUIRE A PROCEEDING FIRST OR CONCURRENTLY AGAINST PARENT OR RIGHT TO REQUIRE THE PRIOR OR CONCURRENT DISPOSITION OF THE ASSETS OF PARENT TO MEET ITS SECURED OBLIGATIONS AND COVENANTS THAT THIS GUARANTY WILL NOT BE DISCHARGED EXCEPT BY COMPLETE PERFORMANCE OF THE OBLIGATIONS.


                                    * * * * *

        IN WITNESS WHEREOF, this Guaranty has been executed as of the day first written above.

                                            BARTELS, INC.


                                            --------------------------
                                            By:  Simon R. McKenzie
                                            Its:  Chief Executive Officer

                                    GUARANTY

        THIS GUARANTY ("Guaranty") dated as of August 25, 1998, by PERIMMUNE, INC., a Delaware corporation having its address at 1330 Piccard Drive, Rockville, Maryland 20850 ("Guarantor") in favor of the holders and their successors and assigns (collectively, the "Holders"), of the Notes of the Company (the "Notes") issued pursuant to that certain Securities Purchase Agreement, dated as of the date hereof, by and among Intracel Corporation, the parent company of the Guarantor ("Parent") and the parties thereto (the "Purchase Agreement"). As used herein, all capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

        WHEREAS, Guarantor and Parent are to be liable for the obligations of Parent under the Purchase Agreement, the Notes and the Ancillary Agreements (the "Obligations"); and

        WHEREAS, Guarantor, being a wholly-owned subsidiary of Parent, shall derive substantial benefit and advantage from the financial accommodations to Parent provided by the Notes, and it shall be to Guarantor's direct interest and economic benefit to assist Parent in procuring the Note financing;

        NOW, THEREFORE, for and in consideration of the premises and to induce Holders to purchase the Notes, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby agrees as follows:


        1.     Guaranty of Payment.

               (a) Guarantor hereby unconditionally guarantees the full and prompt payment, when due, whether at maturity or by reason of acceleration or otherwise and at all times thereafter on demand, of any and all of the Obligations.

               (b) Guarantor acknowledges that valuable consideration supports this Guaranty (including, without limitation, the consideration set forth in the recitals above as well as any other financial accommodation, whether heretofore or hereafter made to Parent, any extension, renewal or replacement of any of the Obligations, any forbearance with respect to any of the Obligations or otherwise, and any other valuable consideration).

               (c) All payments under this Guaranty shall be made in United States currency and in the same manner as provided for the Obligations.

               (d) The term "Collateral" and "After Acquired Collateral" shall have the meanings ascribed to such terms in the security agreement, dated as of the date hereof by and among Parent, Guarantor and the Holders (the "Security Agreement") and the Intellectual Property Security Agreement dated as of the date hereof (the "Intellectual Property Security Agreement").

        2.     Holders' Costs and Expenses.

        Guarantor shall pay on demand, if not paid by Parent, all costs and expenses of every kind incurred by Holders (a) in enforcing this Guaranty, (b) in collecting any of the Obligations from Parent or Guarantor, (c) in realizing upon or protecting any Collateral or After Acquired Collateral for this Guaranty or for payment of any of the Obligations; and (d) for any other purpose related to the Obligations or this Guaranty. "Costs and expenses" as used in the preceding sentence shall include, without limitation, reasonable attorneys' fees incurred by Holders in retaining counsel for advice, suit, appeal, any insolvency or other proceedings under the United States Bankruptcy Code, 11 U.S.C. Sections 101-1330 (the "Bankruptcy Code") or otherwise, or for any purpose specified in the preceding sentence.


        3.     Nature of Guaranty:  Continuing, Absolute and Unconditional.

               (a) This Guaranty is and is intended to be a continuing guaranty of payment of the Obligations, independent of and in addition to any other guaranty, endorsement, Collateral or other agreement held by Holders therefor or with respect thereto, whether furnished by Guarantor or another Person. The liability of Guarantor to repay the Obligations hereunder shall be unlimited. Guarantor shall have no right of subrogation, indemnification, contribution, reimbursement or other payment with respect to any payments made by Guarantor hereunder, and hereby waives any benefit of, and any right to participate in, any security or Collateral given to Holders to secure payment of the Obligations, and Guarantor shall not take any action to enforce any indebtedness, liabilities or obligations of Parent to Guarantor prior to the Obligations being paid in full; provided that in the event of the bankruptcy or insolvency of Parent, Holders shall be entitled, notwithstanding the foregoing, to file in the name of Guarantor or in its own name a claim for any and all indebtedness, liabilities and obligations owing to Guarantor by Parent, to vote such claim and to apply the proceeds of any such claim to the Obligations.

               (b) For the further security of the Holders and without in any way diminishing the liability of Guarantor hereunder, following the occurrence of a Default or an Event of Default (as defined in the Notes) or any event that with the lapse of time, or the giving of notice, or both, would constitute an Event of Default, all debts and liabilities, present or future of Parent to Guarantor and all monies received from Borrower or for its account by Guarantor shall be received in trust for Holders and forthwith upon receipt shall be paid over to Holders until all of the Obligations have been paid in full. This assignment and postponement is independent of and severable from this Guaranty and shall remain in full force and effect whether Guarantor is liable for any amount under this Guaranty.

               (c) This Guaranty is absolute and unconditional and shall not be changed or affected by any representation, oral agreement, act or thing whatsoever, except as herein provided. This Guaranty is intended by Guarantor to be the final, complete and exclusive expression of the guaranty agreement between Guarantor and the Holders. No modification or amendment of any provision of this Guaranty shall be effective unless in writing and signed by the Required Holders.

               (d) If at any time all or any part of any payment theretofore applied by Holders to any of the Obligations is or must be rescinded or returned by Holders for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of Parent), such Obligations shall, for the purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by Holders, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Obligations, all as though such application by Holders had not been made.

        4.     Certain Rights and Secured Obligations.

               (a) Guarantor authorizes Holders, without notice, demand or any reservation of rights against Guarantor and without affecting Guarantor's obligations hereunder, from time to time: (i) to renew, extend, increase, accelerate or otherwise change the time for payment of, the terms of or the interest on the Obligations or any part thereof or grant other indulgences to Parent or others; (ii) to accept from any Person and hold collateral (including the Collateral (as defined in the Security Agreement and the Intellectual Property Security Agreement)) for the payment of the Obligations or any part thereof, and to modify, exchange, enforce or refrain from enforcing, or release, compromise, settle, waive, subordinate or surrender, with or without consideration, such Collateral or any part thereof; (iii) to accept and hold any endorsement or guaranty of payment of the Obligations or any part thereof, and to discharge, release or substitute any such obligation of any such endorser or guarantor, or any Person who has given any security interest in any Collateral as security for the payment of the Obligations or any part thereof, or any other Person in any way obligated to pay the Obligations or any part thereof, and to enforce or refrain from enforcing, or compromise or modify, the terms of any obligation of any such endorser, guarantor, or Person; (iv) to dispose of any and all Collateral securing the Obligations in any manner as Holders, in their sole discretion, may deem appropriate, and to direct the order or manner of such disposition and the enforcement of any and all endorsements and guaranties relating to the Obligations or any part thereof as Holders in their sole discretion may determine; (v) except as otherwise provided in the Purchase Agreement or the Notes, to determine the manner, amount and time of application of payments and credits, if any, to be made on all or any part of any component or components of the Obligations (whether principal, interest, premium, fees, costs, and expenses or otherwise) including, without limitation, the application of payments received from any source to the payment of Debt other than the Obligations even though Holders might lawfully have elected to apply such payments to the Obligations and not to obligations that are not covered by this Guaranty; and (vi) to take advantage or refrain from taking advantage of any security or accept or make or refrain from accepting or making any compositions or arrangements when and in such manner as Holders, in their sole discretion, may deem appropriate and generally do or refrain from doing any act or thing which might otherwise, at law or in equity, release the liability of Guarantor as a guarantor or surety in whole or in part, and in no case shall Holders be responsible or shall Guarantor be released in whole or in part for any act or omission in connection with Holders having sold any security for less than its value.

               (b) If any Default or Event of Default, or event that with the lapse of time, or the giving of notice, or both, would constitute an Event of Default, shall be made in the payment of any of the Obligations and any grace period has expired with respect thereto, Guarantor shall pay the same in full to the extent hereinafter provided: (i) without deduction by reason of any set-off, defense (other than payment) or counterclaim of Parent; (ii) without requiring presentment, protest or notice of nonpayment or notice of default to Guarantor, to Parent or to any other Person; (iii) without demand upon Parent for payment or proof of such demand or filing of claims with a court in the event of receivership, bankruptcy or reorganization of Parent; (iv) without requiring Holders to resort first or concurrently to Parent (this Guaranty being a guaranty of payment and not of collection) or to any other guaranty or any Collateral which Parent may hold; (v) without requiring notice of acceptance hereof or assent hereto by Holders; and (vi) without requiring notice that any of the Obligations has been incurred, extended or continued or of the reliance by Holders upon this Guaranty all of which Guarantor hereby waives.

               (c) Guarantor's obligation hereunder shall not be affected by any of the following, all of which Guarantor hereby waives: (i) any failure to perfect or continue the perfection of any security interest in or other Lien on any Collateral or After Acquired Collateral securing payment of any of the Obligations or Guarantor's obligation hereunder; (ii) the invalidity, unenforceability, propriety of manner of enforcement of, or loss or change in priority of any such security interest or other Lien or guaranty of the Obligations; (iii) any failure to protect, preserve or insure any such Collateral or After Acquired Collateral; (iv) failure of Guarantor to receive notice of any intended disposition of such Collateral or After Acquired Collateral; (v) any defense arising by reason of the cessation for any reason whatsoever of liability of Parent (including, without limitation, any failure, negligence or omission by Holders in enforcing their claims against Parent);
(vi) any release, settlement or compromise of any obligation of Parent; (vii) the invalidity or unenforceability of any of the Obligations; (viii) any change of ownership of Parent or insolvency, bankruptcy or any other change in the legal status of Parent; (ix) any change in, or imposition of, any Law which impairs or might impair, delay or in any way affect the validity or enforceability or the payment when due of the Obligations; (x) the existence of any claim, set-off or other right that Guarantor may have at any time against Holders or Parent in connection herewith or any unrelated transaction; (xi) Holders' election, in any case instituted under chapter 11 of the Bankruptcy Code, of the application of section 1111(b)(2) of the Bankruptcy Code; (xii) any borrowing, use of cash Collateral or grant of security interest by Parent, as debtor in possession, under sections 363 or 364 of the Bankruptcy Code; (xiii) the disallowance of all or any portion of any of Holders' claims for repayment of the Obligations under sections 502 or 506 of the Bankruptcy Code or otherwise; or (xiv) any other fact or circumstance which might otherwise constitute grounds at law or in equity for the discharge or release of Guarantor from its Obligations hereunder, all whether Guarantor shall have had notice or knowledge of any act or omission referred to in the foregoing clauses (i) through (xiv) of this paragraph.

               (d) The Guarantor shall, at its own expense, do all acts and things required to cause any New Subsidiaries (as defined in the Purchase Agreement), to become a party to a guaranty agreement in form and substance identical to this Guaranty Agreement and to comply with the obligations of this Agreement.

        5.     Representations and Warranties.

        Guarantor represents and warrants to Holders that: (a) it is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has full power, authority and legal right to own its Assets and to transact the business in which it is engaged; (b) it has full power, authority and legal right to execute and deliver and to perform its Obligations under this Guaranty and has taken all necessary action to authorize the guaranty hereunder on the terms and conditions of this Guaranty and to authorize the execution, delivery and performance of this Guaranty; and
(c) this Guaranty has been duly executed and delivered by Guarantor and constitutes the legal, valid and binding obligation of the Guarantor, enforceable against Guarantor in accordance with its terms.

        6.     Security.

        To secure payment of Guarantor's obligations under this Guaranty, concurrently with the execution of this Guaranty, Guarantor is entering into the Security Agreement granting to the Holders of the Notes, a first priority perfected security interest (except as otherwise provided in the Security Documents), in all tangible and intangible Assets wherever located in which Guarantor now has or hereafter acquires any right or interest.

        7.     Termination.

        This Guaranty shall remain in full force and effect until all of the Obligations shall be finally and irrevocably paid in full. Payment of all of the Obligations from time to time then Outstanding shall not operate as a discontinuance of this Guaranty. To the extent that Parent makes a payment or payments pursuant to the Notes, or Holders receive any proceeds of Collateral or After Acquired Collateral securing the Obligations, which payment or receipt of proceeds or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be returned or repaid to Parent or its trustee, receiver, debtor in possession or any other Person (including, without limitation, any guarantor, under any insolvency or bankruptcy Law, or equitable cause), then to the extent of such payment, return or repayment, the Obligation or part thereof that has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date when such initial payment, reduction or satisfaction occurred, and this Guaranty shall continue in full force notwithstanding any contrary action that may have been taken by Holders in reliance upon such payment, and any such contrary action so taken shall be without prejudice to Holders' rights under this Guaranty and shall be deemed to have been conditioned upon such payment having become final and irrevocable.

        8.     Taxes.

        All payments hereunder shall be made without any counterclaim or set-off, free and clear of, and without reduction by reason of, any taxes, levies, imposts, charges and withholdings, restrictions or conditions of any nature other than any income or franchise taxes imposed on the Holders of the Notes ("Taxes"), which are now or may hereafter be imposed, levied or assessed by any country, political subdivision or taxing authority, all of which will be for the account of and paid by Guarantor. If for any reason, any such reduction is made or any Taxes are paid by Holders, Guarantor shall pay to Holders, such additional amounts as may be necessary to ensure that Holders receive the same net amount which it would have received had no reduction been made or Taxes paid.

        9.     Miscellaneous.

               (a) The terms "Parent" and "Guarantor" as used in this Guaranty shall include: (i) any successor Person (as defined in the Purchase Agreement) to which all or a substantial part of the Assets of Parent or Guarantor, as the case may be, shall have been transferred and (ii) any other Person into or with which of Parent or Guarantor, as the case may be, shall have been merged, consolidated, reorganized, or absorbed. The term "Guarantor" shall include all Subsidiaries of the Company (as that term is defined in the Purchase Agreement).

               (b) Guarantor's obligation hereunder is to pay the Obligations in full when due according to the Purchase Agreement, the Notes and the Ancillary Agreements to the extent provided herein and shall not be affected by any stay or extension of time for payment by Parent or Guarantor resulting from any proceeding under the Bankruptcy Code or any similar law.

               (c) Holders shall not by any act, delay, omission or otherwise be deemed to have waived any of its remedies hereunder, and no waiver by Holders shall be valid unless in writing and signed by the Required Holders and then only to the extent therein set forth. A waiver by the Required Holders of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Holders would otherwise have on any other occasion. No course of dealing between Guarantor and Holders and no failure to exercise, nor any delay in exercising on the part of Holders, any right, power or privilege hereunder or under the Purchase Agreement, the Notes or the Ancillary Agreements shall impair such right or remedy or operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies of Holders provided by law.

               (d) This Guaranty shall inure to the benefit of the Holders.

               (e) Section headings in this Guaranty are included herein for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose or be given any substantive effect.

               (f) Governing Law; Submission to Jurisdiction. This Agreement shall be construed in accordance with, and governed by, the internal laws of the State of New York as permitted by Section 5-401 of the New York General Obligations Law (or any similar successor provision) without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the State of New York. The Guarantor hereby irrevocably and unconditionally:

                      (i) submit itself and its properties in any legal action
               or proceeding relating to this Agreement and the Ancillary Agreements to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts of any thereof;

                      (ii) consents that any such action or proceeding may be
               brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                      (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to it at its address set forth in or determined pursuant to Section 10 or at such other address of which the Holders shall have been notified pursuant thereto;

                      (iv) waives, to the maximum extent not prohibited by Law,
               any right it may have to claim or recover in any legal action or proceeding referred to in this Section 9(f) any punitive or exemplary damages and any damages which are not proximately caused by or the reasonably foreseeable result of the breach which is the subject of such action or proceeding;

               The Guarantor hereby acknowledges that:


                      (v) it has been advised by counsel in the negotiation,
               execution and delivery of this Agreement and the Ancillary Agreements;

                      (vi) the Holders do not have any fiduciary relationship
               with or duty to the Guarantor arising out of or in connection with this Agreement, or the Ancillary Agreements; and

                      (vii) no joint venture or partnership exists between the
               Holders, on the one hand, and the Guarantor, on the other hand, and the relationship of the Guarantor and the Holders is that of, inter alia, debtor and creditor.

        THE GUARANTOR, EACH SUBSIDIARY OF THE GUARANTOR AND THE HOLDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, THE ANCILLARY AGREEMENTS AND FOR ANY COUNTERCLAIM THEREIN.

        THIS AGREEMENT AND THE ANCILLARY AGREEMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

        THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

        THE GUARANTOR WILL CAUSE EACH NEW SUBSIDIARY TO TAKE SUCH ACTION AS IS REQUIRED TO CONSENT TO, AND BE BOUND BY, THE PROVISIONS OF THIS SECTION 9(F) IN THEIR ENTIRETY.


               (g) Guarantor agrees that Holders shall have the right to proceed against Guarantor in a court in any location to enable Agent to enforce a judgment or other court order entered in favor of Holders. Guarantor waives any objection that it may have to the location of the court in which a Holder has commenced a proceeding described in this Section 9(g).

               (h) Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

               (i) This Guaranty shall in all respects be governed by, and construed and enforced in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York, except that the filing, perfection, effect of perfection and enforcement of security interests and Liens in other jurisdictions shall be governed by the laws of the applicable jurisdictions in accordance with the UCC.

               (j) Guarantor hereby represents and warrants to Holders that Guarantor now has and shall continue to have independent means of obtaining information concerning the affairs, financial condition and business of Parent. Holders shall not have any duty or responsibility to provide Guarantor with any credit or other information concerning the affairs, financial condition or business of Parent which may come into Holders' possession.

        10. Notices. All notices, requests, demands, waivers and other communication required or permitted to be given under this Guaranty shall be in writing and shall be deemed to have been duly given if (a) delivered personally,
(b) mailed by first-class, certified mail, return receipt, postage prepaid, or
(c) sent by next-day or overnight mail or delivery.

If to Guarantor:

PerImmune, Inc.
1330 Piccard Drive
Rockville, Maryland  20850
Attn:  Michael G. Hanna
Fax Number: (425) 392-2992
Confirm Number: (425) 557-1894

and

Morrison & Foerster LLP
1290 Avenue of the Americas
New York, New York  10104
Attn:  Joseph W. Bartlett
Fax Number:  (212) 468-7900
Confirm Number:  (212) 468-8240

If to Holders:

300 First Stamford Place
Stamford, Connecticut
Attention:  Michael A. Graves
Fax Number:  (203) 862-8601
Confirm Number:  (203) 863-6224

with a copy, which will
not constitute notice to:

Reboul, MacMurray, Hewitt, Maynard & Kristol
45 Rockefeller Plaza
New York, New York
Attn:  Karen Wiedemann
Fax Number:  (212) 841-5725
Confirm Number:  (212) 841-5781

or, in each case, at such other address as may be specified in writing to the other parties.

All such notices, requests, demands, waivers and other communications shall be deemed to have been received (a) if by personal delivery, on the date after such delivery, (b) if by certified mail, on the third Business Day after the mailing thereof, and (c) if by next-day or overnight mail or delivery, on the day delivered.

        11.    Waivers.

        (a) GUARANTOR WAIVES THE BENEFIT OF ALL VALUATION, APPRAISAL AND EXEMPTION LAWS.

        (b) IN THE EVENT OF AN EVENT OF DEFAULT, DEFAULT, OR ANY EVENT THAT WITH THE LAPSE OF TIME OR GIVING OF NOTICE, OR BOTH, WOULD CONSTITUTE AN EVENT OF DEFAULT UNDER PURCHASE AGREEMENT, THE NOTES, OR ANY OF THE ANCILLARY AGREEMENTS, GUARANTOR HEREBY WAIVES TO THE FULL EXTENT PERMITTED BY APPLICABLE LAW ALL RIGHTS TO NOTICE AND HEARING OF ANY KIND PRIOR TO THE EXERCISE BY HOLDERS OF THEIR RIGHTS TO REPOSSESS THE COLLATERAL OR AFTER ACQUIRED COLLATERAL WITHOUT JUDICIAL PROCESS OR TO REPLEVY, ATTACH OR LEVY UPON THE COLLATERAL WITHOUT PRIOR NOTICE OR HEARING. GUARANTOR ACKNOWLEDGES THAT IT HAS BEEN ADVISED BY COUNSEL OF ITS CHOICE WITH RESPECT TO THIS TRANSACTION AND THIS GUARANTY.

        (c) GUARANTOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY LAW, TRIAL BY JURY, ANY OBJECTION BASED ON FORUM NON CONVENIENS, ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF HOLDERS.

        (d) TO THE EXTENT PERMITTED BY LAW, GUARANTOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT SUCH SERVICE OF PROCESS BE MADE BY CERTIFIED MAIL (WITH RETURN RECEIPT) DIRECTED TO IT AT ITS ADDRESS SET FORTH IN SECTION 10 HEREOF, AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED THE THIRD BUSINESS DAY AFTER THE SAME SHALL HAVE BEEN DEPOSITED IN THE U.S. MAILS, POSTAGE PREPAID. GUARANTOR HEREBY WAIVES ANY RIGHT TO REQUIRE A PROCEEDING FIRST OR CONCURRENTLY AGAINST PARENT OR RIGHT TO REQUIRE THE PRIOR OR CONCURRENT DISPOSITION OF THE ASSETS OF PARENT TO MEET ITS SECURED OBLIGATIONS AND COVENANTS THAT THIS GUARANTY WILL NOT BE DISCHARGED EXCEPT BY COMPLETE PERFORMANCE OF THE OBLIGATIONS.


                                    * * * * *

        IN WITNESS WHEREOF, this Guaranty has been executed as of the day first written above.

                                            PERIMMUNE, INC.


                                            --------------------------
                                            By:  Simon R. McKenzie
                                            Its:  Chief Executive Officer

                                    GUARANTY

        THIS GUARANTY ("Guaranty") dated as of August 25, 1998, by PERIMMUNE HOLDINGS, INC., a Delaware corporation having its address at 1330 Piccard Drive, Rockville, Maryland 20850 ("Guarantor") in favor of the holders and their successors and assigns (collectively, the "Holders"), of the Notes of the Company (the "Notes") issued pursuant to that certain Securities Purchase Agreement, dated as of the date hereof, by and among Intracel Corporation, the parent company of the Guarantor ("Parent") and the parties thereto (the "Purchase Agreement"). As used herein, all capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

        WHEREAS, Guarantor and Parent are to be liable for the obligations of Parent under the Purchase Agreement, the Notes and the Ancillary Agreements (the "Obligations"); and

        WHEREAS, Guarantor, being a wholly-owned subsidiary of Parent, shall derive substantial benefit and advantage from the financial accommodations to Parent provided by the Notes, and it shall be to Guarantor's direct interest and economic benefit to assist Parent in procuring the Note financing;

        NOW, THEREFORE, for and in consideration of the premises and to induce Holders to purchase the Notes, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby agrees as follows:


        1.     Guaranty of Payment.

               (a) Guarantor hereby unconditionally guarantees the full and prompt payment, when due, whether at maturity or by reason of acceleration or otherwise and at all times thereafter on demand, of any and all of the Obligations.

               (b) Guarantor acknowledges that valuable consideration supports this Guaranty (including, without limitation, the consideration set forth in the recitals above as well as any other financial accommodation, whether heretofore or hereafter made to Parent, any extension, renewal or replacement of any of the Obligations, any forbearance with respect to any of the Obligations or otherwise, and any other valuable consideration).

               (c) All payments under this Guaranty shall be made in United States currency and in the same manner as provided for the Obligations.

               (d) The term "Collateral" and "After Acquired Collateral" shall have the meanings ascribed to such terms in the security agreement, dated as of the date hereof by and among Parent, Guarantor and the Holders (the "Security Agreement") and the Intellectual Property Security Agreement dated as of the date hereof (the "Intellectual Property Security Agreement").

        2.     Holders' Costs and Expenses.

        Guarantor shall pay on demand, if not paid by Parent, all costs and expenses of every kind incurred by Holders (a) in enforcing this Guaranty, (b) in collecting any of the Obligations from Parent or Guarantor, (c) in realizing upon or protecting any Collateral or After Acquired Collateral for this Guaranty or for payment of any of the Obligations; and (d) for any other purpose related to the Obligations or this Guaranty. "Costs and expenses" as used in the preceding sentence shall include, without limitation, reasonable attorneys' fees incurred by Holders in retaining counsel for advice, suit, appeal, any insolvency or other proceedings under the United States Bankruptcy Code, 11 U.S.C. Sections 101-1330 (the "Bankruptcy Code") or otherwise, or for any purpose specified in the preceding sentence.


        3.     Nature of Guaranty:  Continuing, Absolute and Unconditional.

               (a) This Guaranty is and is intended to be a continuing guaranty of payment of the Obligations, independent of and in addition to any other guaranty, endorsement, Collateral or other agreement held by Holders therefor or with respect thereto, whether furnished by Guarantor or another Person. The liability of Guarantor to repay the Obligations hereunder shall be unlimited. Guarantor shall have no right of subrogation, indemnification, contribution, reimbursement or other payment with respect to any payments made by Guarantor hereunder, and hereby waives any benefit of, and any right to participate in, any security or Collateral given to Holders to secure payment of the Obligations, and Guarantor shall not take any action to enforce any indebtedness, liabilities or obligations of Parent to Guarantor prior to the Obligations being paid in full; provided that in the event of the bankruptcy or insolvency of Parent, Holders shall be entitled, notwithstanding the foregoing, to file in the name of Guarantor or in its own name a claim for any and all indebtedness, liabilities and obligations owing to Guarantor by Parent, to vote such claim and to apply the proceeds of any such claim to the Obligations.

               (b) For the further security of the Holders and without in any way diminishing the liability of Guarantor hereunder, following the occurrence of a Default or an Event of Default (as defined in the Notes) or any event that with the lapse of time, or the giving of notice, or both, would constitute an Event of Default, all debts and liabilities, present or future of Parent to Guarantor and all monies received from Borrower or for its account by Guarantor shall be received in trust for Holders and forthwith upon receipt shall be paid over to Holders until all of the Obligations have been paid in full. This assignment and postponement is independent of and severable from this Guaranty and shall remain in full force and effect whether Guarantor is liable for any amount under this Guaranty.

               (c) This Guaranty is absolute and unconditional and shall not be changed or affected by any representation, oral agreement, act or thing whatsoever, except as herein provided. This Guaranty is intended by Guarantor to be the final, complete and exclusive expression of the guaranty agreement between Guarantor and the Holders. No modification or amendment of any provision of this Guaranty shall be effective unless in writing and signed by the Required Holders.

               (d) If at any time all or any part of any payment theretofore applied by Holders to any of the Obligations is or must be rescinded or returned by Holders for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of Parent), such Obligations shall, for the purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by Holders, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Obligations, all as though such application by Holders had not been made.

        4.     Certain Rights and Secured Obligations.

               (a) Guarantor authorizes Holders, without notice, demand or any reservation of rights against Guarantor and without affecting Guarantor's obligations hereunder, from time to time: (i) to renew, extend, increase, accelerate or otherwise change the time for payment of, the terms of or the interest on the Obligations or any part thereof or grant other indulgences to Parent or others; (ii) to accept from any Person and hold collateral (including the Collateral (as defined in the Security Agreement and the Intellectual Property Security Agreement)) for the payment of the Obligations or any part thereof, and to modify, exchange, enforce or refrain from enforcing, or release, compromise, settle, waive, subordinate or surrender, with or without consideration, such Collateral or any part thereof; (iii) to accept and hold any endorsement or guaranty of payment of the Obligations or any part thereof, and to discharge, release or substitute any such obligation of any such endorser or guarantor, or any Person who has given any security interest in any Collateral as security for the payment of the Obligations or any part thereof, or any other Person in any way obligated to pay the Obligations or any part thereof, and to enforce or refrain from enforcing, or compromise or modify, the terms of any obligation of any such endorser, guarantor, or Person; (iv) to dispose of any and all Collateral securing the Obligations in any manner as Holders, in their sole discretion, may deem appropriate, and to direct the order or manner of such disposition and the enforcement of any and all endorsements and guaranties relating to the Obligations or any part thereof as Holders in their sole discretion may determine; (v) except as otherwise provided in the Purchase Agreement or the Notes, to determine the manner, amount and time of application of payments and credits, if any, to be made on all or any part of any component or components of the Obligations (whether principal, interest, premium, fees, costs, and expenses or otherwise) including, without limitation, the application of payments received from any source to the payment of Debt other than the Obligations even though Holders might lawfully have elected to apply such payments to the Obligations and not to obligations that are not covered by this Guaranty; and (vi) to take advantage or refrain from taking advantage of any security or accept or make or refrain from accepting or making any compositions or arrangements when and in such manner as Holders, in their sole discretion, may deem appropriate and generally do or refrain from doing any act or thing which might otherwise, at law or in equity, release the liability of Guarantor as a guarantor or surety in whole or in part, and in no case shall Holders be responsible or shall Guarantor be released in whole or in part for any act or omission in connection with Holders having sold any security for less than its value.

               (b) If any Default or Event of Default, or event that with the lapse of time, or the giving of notice, or both, would constitute an Event of Default, shall be made in the payment of any of the Obligations and any grace period has expired with respect thereto, Guarantor shall pay the same in full to the extent hereinafter provided: (i) without deduction by reason of any set-off, defense (other than payment) or counterclaim of Parent; (ii) without requiring presentment, protest or notice of nonpayment or notice of default to Guarantor, to Parent or to any other Person; (iii) without demand upon Parent for payment or proof of such demand or filing of claims with a court in the event of receivership, bankruptcy or reorganization of Parent; (iv) without requiring Holders to resort first or concurrently to Parent (this Guaranty being a guaranty of payment and not of collection) or to any other guaranty or any Collateral which Parent may hold; (v) without requiring notice of acceptance hereof or assent hereto by Holders; and (vi) without requiring notice that any of the Obligations has been incurred, extended or continued or of the reliance by Holders upon this Guaranty all of which Guarantor hereby waives.

               (c) Guarantor's obligation hereunder shall not be affected by any of the following, all of which Guarantor hereby waives: (i) any failure to perfect or continue the perfection of any security interest in or other Lien on any Collateral or After Acquired Collateral securing payment of any of the Obligations or Guarantor's obligation hereunder; (ii) the invalidity, unenforceability, propriety of manner of enforcement of, or loss or change in priority of any such security interest or other Lien or guaranty of the Obligations; (iii) any failure to protect, preserve or insure any such Collateral or After Acquired Collateral; (iv) failure of Guarantor to receive notice of any intended disposition of such Collateral or After Acquired Collateral; (v) any defense arising by reason of the cessation for any reason whatsoever of liability of Parent (including, without limitation, any failure, negligence or omission by Holders in enforcing their claims against Parent);
(vi) any release, settlement or compromise of any obligation of Parent; (vii) the invalidity or unenforceability of any of the Obligations; (viii) any change of ownership of Parent or insolvency, bankruptcy or any other change in the legal status of Parent; (ix) any change in, or imposition of, any Law which impairs or might impair, delay or in any way affect the validity or enforceability or the payment when due of the Obligations; (x) the existence of any claim, set-off or other right that Guarantor may have at any time against Holders or Parent in connection herewith or any unrelated transaction; (xi) Holders' election, in any case instituted under chapter 11 of the Bankruptcy Code, of the application of section 1111(b)(2) of the Bankruptcy Code; (xii) any borrowing, use of cash Collateral or grant of security interest by Parent, as debtor in possession, under sections 363 or 364 of the Bankruptcy Code; (xiii) the disallowance of all or any portion of any of Holders' claims for repayment of the Obligations under sections 502 or 506 of the Bankruptcy Code or otherwise; or (xiv) any other fact or circumstance which might otherwise constitute grounds at law or in equity for the discharge or release of Guarantor from its Obligations hereunder, all whether Guarantor shall have had notice or knowledge of any act or omission referred to in the foregoing clauses (i) through (xiv) of this paragraph.

               (d) The Guarantor shall, at its own expense, do all acts and things required to cause any New Subsidiaries (as defined in the Purchase Agreement), to become a party to a guaranty agreement in form and substance identical to this Guaranty Agreement and to comply with the obligations of this Agreement.

        5.     Representations and Warranties.

        Guarantor represents and warrants to Holders that: (a) it is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has full power, authority and legal right to own its Assets and to transact the business in which it is engaged; (b) it has full power, authority and legal right to execute and deliver and to perform its Obligations under this Guaranty and has taken all necessary action to authorize the guaranty hereunder on the terms and conditions of this Guaranty and to authorize the execution, delivery and performance of this Guaranty; and
(c) this Guaranty has been duly executed and delivered by Guarantor and constitutes the legal, valid and binding obligation of the Guarantor, enforceable against Guarantor in accordance with its terms.

        6.     Security.

        To secure payment of Guarantor's obligations under this Guaranty, concurrently with the execution of this Guaranty, Guarantor is entering into the Security Agreement granting to the Holders of the Notes, a first priority perfected security interest (except as otherwise provided in the Security Documents), in all tangible and intangible Assets wherever located in which Guarantor now has or hereafter acquires any right or interest.

        7.     Termination.

        This Guaranty shall remain in full force and effect until all of the Obligations shall be finally and irrevocably paid in full. Payment of all of the Obligations from time to time then Outstanding shall not operate as a discontinuance of this Guaranty. To the extent that Parent makes a payment or payments pursuant to the Notes, or Holders receive any proceeds of Collateral or After Acquired Collateral securing the Obligations, which payment or receipt of proceeds or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be returned or repaid to Parent or its trustee, receiver, debtor in possession or any other Person (including, without limitation, any guarantor, under any insolvency or bankruptcy Law, or equitable cause), then to the extent of such payment, return or repayment, the Obligation or part thereof that has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date when such initial payment, reduction or satisfaction occurred, and this Guaranty shall continue in full force notwithstanding any contrary action that may have been taken by Holders in reliance upon such payment, and any such contrary action so taken shall be without prejudice to Holders' rights under this Guaranty and shall be deemed to have been conditioned upon such payment having become final and irrevocable.

        8.     Taxes.

        All payments hereunder shall be made without any counterclaim or set-off, free and clear of, and without reduction by reason of, any taxes, levies, imposts, charges and withholdings, restrictions or conditions of any nature other than any income or franchise taxes imposed on the Holders of the Notes ("Taxes"), which are now or may hereafter be imposed, levied or assessed by any country, political subdivision or taxing authority, all of which will be for the account of and paid by Guarantor. If for any reason, any such reduction is made or any Taxes are paid by Holders, Guarantor shall pay to Holders, such additional amounts as may be necessary to ensure that Holders receive the same net amount which it would have received had no reduction been made or Taxes paid.

        9.     Miscellaneous.

               (a) The terms "Parent" and "Guarantor" as used in this Guaranty shall include: (i) any successor Person (as defined in the Purchase Agreement) to which all or a substantial part of the Assets of Parent or Guarantor, as the case may be, shall have been transferred and (ii) any other Person into or with which of Parent or Guarantor, as the case may be, shall have been merged, consolidated, reorganized, or absorbed. The term "Guarantor" shall include all Subsidiaries of the Company (as that term is defined in the Purchase Agreement).

               (b) Guarantor's obligation hereunder is to pay the Obligations in full when due according to the Purchase Agreement, the Notes and the Ancillary Agreements to the extent provided herein and shall not be affected by any stay or extension of time for payment by Parent or Guarantor resulting from any proceeding under the Bankruptcy Code or any similar law.

               (c) Holders shall not by any act, delay, omission or otherwise be deemed to have waived any of its remedies hereunder, and no waiver by Holders shall be valid unless in writing and signed by the Required Holders and then only to the extent therein set forth. A waiver by the Required Holders of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Holders would otherwise have on any other occasion. No course of dealing between Guarantor and Holders and no failure to exercise, nor any delay in exercising on the part of Holders, any right, power or privilege hereunder or under the Purchase Agreement, the Notes or the Ancillary Agreements shall impair such right or remedy or operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies of Holders provided by law.

               (d) This Guaranty shall inure to the benefit of the Holders.

               (e) Section headings in this Guaranty are included herein for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose or be given any substantive effect.

               (f) Governing Law; Submission to Jurisdiction. This Agreement shall be construed in accordance with, and governed by, the internal laws of the State of New York as permitted by Section 5-401 of the New York General Obligations Law (or any similar successor provision) without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the State of New York. The Guarantor hereby irrevocably and unconditionally:

                      (i) submit itself and its properties in any legal action
               or proceeding relating to this Agreement and the Ancillary Agreements to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts of any thereof;

                      (ii) consents that any such action or proceeding may be
               brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                      (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to it at its address set forth in or determined pursuant to Section 10 or at such other address of which the Holders shall have been notified pursuant thereto;

                      (iv) waives, to the maximum extent not prohibited by Law,
               any right it may have to claim or recover in any legal action or proceeding referred to in this Section 9(f) any punitive or exemplary damages and any damages which are not proximately caused by or the reasonably foreseeable result of the breach which is the subject of such action or proceeding;

               The Guarantor hereby acknowledges that:


                      (v) it has been advised by counsel in the negotiation,
               execution and delivery of this Agreement and the Ancillary Agreements;

                      (vi) the Holders do not have any fiduciary relationship
               with or duty to the Guarantor arising out of or in connection with this Agreement, or the Ancillary Agreements; and

                      (vii) no joint venture or partnership exists between the
               Holders, on the one hand, and the Guarantor, on the other hand, and the relationship of the Guarantor and the Holders is that of, inter alia, debtor and creditor.

        THE GUARANTOR, EACH SUBSIDIARY OF THE GUARANTOR AND THE HOLDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, THE ANCILLARY AGREEMENTS AND FOR ANY COUNTERCLAIM THEREIN.

        THIS AGREEMENT AND THE ANCILLARY AGREEMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

        THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

        THE GUARANTOR WILL CAUSE EACH NEW SUBSIDIARY TO TAKE SUCH ACTION AS IS REQUIRED TO CONSENT TO, AND BE BOUND BY, THE PROVISIONS OF THIS SECTION 9(F) IN THEIR ENTIRETY.


               (g) Guarantor agrees that Holders shall have the right to proceed against Guarantor in a court in any location to enable Agent to enforce a judgment or other court order entered in favor of Holders. Guarantor waives any objection that it may have to the location of the court in which a Holder has commenced a proceeding described in this Section 9(g).

               (h) Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

               (i) This Guaranty shall in all respects be governed by, and construed and enforced in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York, except that the filing, perfection, effect of perfection and enforcement of security interests and Liens in other jurisdictions shall be governed by the laws of the applicable jurisdictions in accordance with the UCC.

               (j) Guarantor hereby represents and warrants to Holders that Guarantor now has and shall continue to have independent means of obtaining information concerning the affairs, financial condition and business of Parent. Holders shall not have any duty or responsibility to provide Guarantor with any credit or other information concerning the affairs, financial condition or business of Parent which may come into Holders' possession.

        10. Notices. All notices, requests, demands, waivers and other communication required or permitted to be given under this Guaranty shall be in writing and shall be deemed to have been duly given if (a) delivered personally,
(b) mailed by first-class, certified mail, return receipt, postage prepaid, or
(c) sent by next-day or overnight mail or delivery.

If to Guarantor:

PerImmune Holdings, Inc.
1330 Piccard Drive
Rockville, Maryland  20850
Attn:  Simon R. McKenzie
Fax Number: (425) 392-2992
Confirm Number: (425) 557-1894

and

Morrison & Foerster LLP
1290 Avenue of the Americas
New York, New York  10104
Attn:  Joseph W. Bartlett
Fax Number:  (212) 468-7900
Confirm Number:  (212) 468-8240

If to Holders:

300 First Stamford Place
Stamford, Connecticut
Attention:  Michael A. Graves
Fax Number:  (203) 862-8601
Confirm Number:  (203) 863-6224

with a copy, which will
not constitute notice to:

Reboul, MacMurray, Hewitt, Maynard & Kristol
45 Rockefeller Plaza
New York, New York
Attn:  Karen Wiedemann
Fax Number:  (212) 841-5725
Confirm Number:  (212) 841-5781

or, in each case, at such other address as may be specified in writing to the other parties.

All such notices, requests, demands, waivers and other communications shall be deemed to have been received (a) if by personal delivery, on the date after such delivery, (b) if by certified mail, on the third Business Day after the mailing thereof, and (c) if by next-day or overnight mail or delivery, on the day delivered.

        11.    Waivers.

        (a) GUARANTOR WAIVES THE BENEFIT OF ALL VALUATION, APPRAISAL AND EXEMPTION LAWS.

        (b) IN THE EVENT OF AN EVENT OF DEFAULT, DEFAULT, OR ANY EVENT THAT WITH THE LAPSE OF TIME OR GIVING OF NOTICE, OR BOTH, WOULD CONSTITUTE AN EVENT OF DEFAULT UNDER PURCHASE AGREEMENT, THE NOTES, OR ANY OF THE ANCILLARY AGREEMENTS, GUARANTOR HEREBY WAIVES TO THE FULL EXTENT PERMITTED BY APPLICABLE LAW ALL RIGHTS TO NOTICE AND HEARING OF ANY KIND PRIOR TO THE EXERCISE BY HOLDERS OF THEIR RIGHTS TO REPOSSESS THE COLLATERAL OR AFTER ACQUIRED COLLATERAL WITHOUT JUDICIAL PROCESS OR TO REPLEVY, ATTACH OR LEVY UPON THE COLLATERAL WITHOUT PRIOR NOTICE OR HEARING. GUARANTOR ACKNOWLEDGES THAT IT HAS BEEN ADVISED BY COUNSEL OF ITS CHOICE WITH RESPECT TO THIS TRANSACTION AND THIS GUARANTY.

        (c) GUARANTOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY LAW, TRIAL BY JURY, ANY OBJECTION BASED ON FORUM NON CONVENIENS, ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF HOLDERS.

        (d) TO THE EXTENT PERMITTED BY LAW, GUARANTOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT SUCH SERVICE OF PROCESS BE MADE BY CERTIFIED MAIL (WITH RETURN RECEIPT) DIRECTED TO IT AT ITS ADDRESS SET FORTH IN SECTION 10 HEREOF, AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED THE THIRD BUSINESS DAY AFTER THE SAME SHALL HAVE BEEN DEPOSITED IN THE U.S. MAILS, POSTAGE PREPAID. GUARANTOR HEREBY WAIVES ANY RIGHT TO REQUIRE A PROCEEDING FIRST OR CONCURRENTLY AGAINST PARENT OR RIGHT TO REQUIRE THE PRIOR OR CONCURRENT DISPOSITION OF THE ASSETS OF PARENT TO MEET ITS SECURED OBLIGATIONS AND COVENANTS THAT THIS GUARANTY WILL NOT BE DISCHARGED EXCEPT BY COMPLETE PERFORMANCE OF THE OBLIGATIONS.


                                    * * * * *

        IN WITNESS WHEREOF, this Guaranty has been executed as of the day first written above.

                                            PERIMMUNE HOLDINGS, INC.


                                            --------------------------
                                            By:  Simon R. McKenzie
                                            Its:  Chief Executive Officer

                                                                      EXHIBITS I





                   AGREEMENT WITH CORESTATES ENTERPRISE FUND

                                                                   Exhibit 10.35

                                   AGREEMENT


        AGREEMENT dated as of August 20, 1998 by and between Intracel Corporation, a Delaware corporation (the "Company") and First Union National Bank (the successor-in-interest to CoreStates Enterprise Fund, a division of CoreStates Bank, N.A.) (the "Noteholder").

        WHEREAS, the Noteholder currently owns beneficially and of record (i) a secured promissory note of the Company, dated June 11, 1996, in the original principal amount of $4,000,000 (together with any "payment-in-kind" notes issued pursuant thereto, in the aggregate, the "Note"), (ii) the Company's Series A-III Common Stock Warrant, dated June 11, 1996 (the "Warrant"), to purchase up to 318,148 shares of the Company's Common Stock, $.0001 par value per share (the "Common Stock"); and (iii) 318,148 shares of Common Stock.

        WHEREAS, the Company is in the process of negotiating the terms of a proposed financing transaction (the "Northstar Financing") with Northstar Advantage High Total Return Fund and/or affiliates thereof ("Northstar"); and

        WHEREAS, simultaneously with the closing of the Northstar Financing (the "Northstar Closing"), the Company desires to repay the Note, to direct the transfer of a portion of the Warrant representing the right to acquire 238,610 shares of Common Stock which may be acquired under the Warrant (the portion of the Warrant to be transferred is hereinafter referred to as the "Securities") to Northstar and to terminate all of the liens, pledges and security interests (the "Security Interests") granted to the Noteholder in the assets and securities of the Company in furtherance of the Security Documents (as defined under the Note) in consideration for payment to the Noteholder of the amount specified herein to be paid therefor (the "Purchase Price"), and the Noteholder desires that the Note be so repaid, that the Securities be transferred and that the Security Interests be so terminated, all on the terms and conditions hereinafter set forth.

        NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, intending to be legally bound hereby, the parties hereto agree as follows:

        1. Cancellation of the Securities; Payment of Purchase Price; Termination of Security Interests.

        1.1 Notice of Northstar Closing and Note Payoff Amount. The Company hereby notifies the Noteholder that the closing (the "Closing") of the transactions contemplated hereby shall occur (the "Closing Date") on August 21, 1998. The Noteholder has calculated the amount of principal and accrued interest that will be due and owing under the Note and all other amounts due and payable under the Note and the Note and Series A-III Warrant Purchase Agreement dated as of June 11, 1996 between the Company and the Noteholder, as amended to date (the "Original Agreement") as of the Closing Date (the "Purchase Price") and a copy of the pay-off letter setting forth such calculation is attached hereto as Exhibit A.

     1.2 Cancellation of the Note and Security Interests and Transfer of Securities. Upon receipt in immediately available funds of the Purchase Price, subject to Paragraph 1.5 hereof: (a) the Noteholder shall, and hereby agrees to, cancel the Note (subject to Paragraph 4.4 hereof), terminate the Security Interests and sell and transfer all of its right, title and interest, legal and equitable, in and to the Securities to Northstar, and the Company hereby agrees to the foregoing; and

     (b) all of the Noteholder's right, title and interest in, and lien on, the property and assets of the Company and each of its Subsidiaries in which it was granted a security interest pursuant to the Note shall be released and terminated and all of the Company's obligations under the Note, including any obligation under Section 15 of the Note, shall be deemed satisfied in full.

     1.3 Deliveries at the Closing. (a) On the Closing Date, the Noteholder shall deliver to counsel to Northstar in escrow pending the receipt of the Purchase Price, (i) the certificate representing the Warrant to the Company, together with such assignment documents attached thereto as shall be necessary to transfer the Securities to Northstar; and (ii) the Note, and (B) such executed releases and UCC-3 and other termination statements (collectively, the "Termination Statements") as the Company reasonably deems sufficient to terminate the Security Interests under the Uniform Commercial Code and otherwise.

     (b) On the Closing Date, the Company shall deliver (i) payment of the Purchase Price by delivery of immediately available funds to Noteholder in the amount of the Purchase Price and (ii) a new warrant certificate (the "Replacement Warrant") registered in the name of the Noteholder evidencing the right, which is not being purchased in connection with this Agreement, to acquire 79,538 shares of the Company's Common Stock. The Replacement Warrant shall embody the same terms and conditions of the Warrant other than the number of shares of Common Stock with which it is exercisable.

     1.4 Closing. The Closing with respect to the transactions provided for in this Agreement shall be held at the offices of Morrison & Foerster LLP, 1290 Avenue of the Americas, New York, New York 10104 on the Closing Date.

     1.5 Closing Date. The Noteholder and the Company hereby acknowledge and agree that the obligation of the Noteholder to accept the Purchase Price and perform its obligations under this agreement is contingent upon the Closing Date taking place on or before August 21, 1998. The parties hereby agree that time is of the essence hereunder. If the Noteholder shall not have received the Purchase Price on or before August 21, 1998, the Noteholder shall be under no obligation to perform its obligations hereunder.

     2. Representations and Warranties of the Noteholder. The Noteholder hereby represents and warrants as follows:

     2.1 Ownership of Securities. The Noteholder has good and marketable title to the Securities and the Note. Upon the consummation of the transactions contemplated hereby, the Noteholder will have transferred to the Company, and the Company will have acquired good and valid title to the Securities, free and clear of all liens, claims and encumbrances.

     2.2. Authorization, etc. The Noteholder has full corporate power and authority to execute and deliver this Agreement and to carry out the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Noteholder. This Agreement constitutes a valid and binding agreement of the Noteholder, enforceable against the Noteholder in accordance with its terms.

     2.3. No Conflict. The execution and delivery of this Agreement by the Noteholder and the consummation of the transactions contemplated hereby will not conflict with, violate or constitute a breach or default under any of its material agreements.

     3. Representations and Warranties of the Company. The Company hereby represents and warrants as follows:

     3.1. Authorization, etc. The Company has full corporate power and authority to execute and deliver this Agreement and the Replacement Warrant and to carry out the transactions contemplated hereby. This Agreement and the Replacement Warrant have been duly executed and delivered by the Company. This Agreement and the Replacement Warrant constitute valid and binding agreements of the Company, enforceable against the Company in accordance with their respective terms.

     3.2. No Conflict. The execution and delivery of this Agreement and the Replacement Warrant by the Company and the consummation of the transactions contemplated hereby will not conflict with, violate or constitute a breach or default under any of its material agreements.

     4.   Miscellaneous.

     4.1. Counterparts. This Agreement may be executed in one or more counterparts, but all such counterparts shall constitute one and the same instrument.

     4.2 Amendments; Non-assignability of Rights. This Agreement may not be amended or assigned without the prior written consent of the parties hereto.

     4.3. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York, without regard to the conflicts of laws and rules thereof would result in the application of the laws of a jurisdiction other than the State of New York.

     4.4. Integration and Severability. The covenants and agreements of the parties hereto (or their predecessor) set forth in the following agreements are incorporated by reference as if set forth in full herein: (i) Section 5.1 through 5.4, Article VI and Sections 8.1 through 8.3 of the Original Agreement,
(ii) Section 14 of that certain Secured Promissory Note by the Company dated June 11, 1996 (as amended to date, the "Note"). This Agreement (including such incorporation by reference of the Original Agreement and the Notes set forth in this Section 4.4) embodies the entire agreement and understanding among the parties hereto, and supersedes all prior agreements and understandings, relating to the subject matter hereof. In case any one or more of the provisions contained in this Agreement or in any instrument contemplated hereby, or any application thereof, shall be invalid, illegal or unenforceable in any respect, under the laws of any jurisdiction, the validity, legality and enforceability of the remaining provisions contained herein and therein, and any other application thereof, shall not in any way be affected or impaired thereby or under the laws of any other jurisdiction.

     4.5 Headings. The headings of the articles, sections and subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above stated.

     INTRACEL CORPORATION



     By:
         -------------------------------



     FIRST UNION NATIONAL BANK



     By: [SIG]
         -------------------------------

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above stated.

     INTRACEL CORPORATION



     By: [SIG]
         -------------------------------



     FIRST UNION NATIONAL BANK



     By:
         -------------------------------

                                                                       EXHIBIT J

                                 AKZO AGREEMENT

                                                                   Exhibit 10.36


                           [AKZO NOBEL LETTERHEAD]


July 31, 1998

Perimmune Holdings, Inc.
c/o Intracel Corporation
1871 N.W. Gillman Blvd.
Issaquah, Washington 98027

     Re:  Amendment No. 1

Dear Sirs:

The purpose of this letter is to effect an amendment (this "Amendment No. 1") to each of the agreements set forth below relating to certain debts owed to the Undersigned, including a note referred to below, in the original principal amount of $9,234,935 (each such agreement, an "Agreement", and all terms used herein as defined which are not otherwise defined herein shall be used as defined in the respective Agreement), as follows:

A. Promissory Note of Perimmune Holdings, Inc. ("Holdings") to the order of Organon Teknika Corporation ("Teknika") dated August 2, 1996 in the original principal amount of $9,234,935 (the "Note").

     1. The first sentence of the third paragraph of the Note is hereby amended by deleting "paid in full" and inserting "the Public Date (as defined below)".

     2. The second sentence of the third paragraph of the Note is hereby amended by adding the following clause at the end thereof: ":provided that upon the consummation by Intracel Corporation, which is the sole shareholder of Holdings ("Intracel") of an offering of its equity securities which is registered pursuant to the Securities Act of 1933 (the "Public Offering"), the principal amount of this Promissory Note shall be calculated and all interest which has accrued on this Promissory Note but has not been paid shall at such time be added to the principal amount of this Promissory Note (the "IPO Principal Amount"), and from and after the date of the consummation of the Public Offering (the "Public Date") until paid in full, interest shall accrue on the IPO Principal Amount at the rate of ten percent (10%) per annum, and shall be due and payable quarterly on each November 1, February 1, May 1 and August 1 thereafter."

July 31, 1998
Page 2



     3. The first three sentences of the fourth paragraph of the Note are hereby deleted in their entirety and replaced with the following:

     "The maturity date of this Promissory Note is January 15, 2000 ("Maturity Date") subject to Payee's right to accelerate final maturity as set forth herein. On the Maturity Date, the principal amount shall be calculated and all interest which has accrued on this Promissory Note but has not been paid shall at such time be added to the principal amount of this Promissory Note (the "Final Principal Amount"). Intracel shall as of December 31, 1999, but prior to the Maturity Date, calculate its cash and cash equivalent balances (including any voluntary payments of amounts not yet due or any payments classified as extraordinary transactions under generally accepted accounting principles) as of such date in the same manner that will be used for purposes of its audited financial statements (the "Cash Position"). In the event that the Cash Position as determined above does not exceed $15,000,000, the Final Principal Amount shall not be payable at the Maturity Date, but shall be payable over the next twelve month period, in equal quarterly payments (together with interest on the unpaid amount of the Final Principal Amount on each such quarterly payment date at a rate of ten percent (10%) per annum) designed to amortize the Final Principal Amount in full at the end of such 12-month period. The quarterly installments shall be due on April 15, 2000; July 15, 2000; October 15, 2000 and January 15, 2001. In the event the Cash Position is greater than $15,000,000 (such excess, the "Excess Cash Position"), an amount of the Final Principal Amount equal to the Excess Cash Position (up to an amount equal to the Final Principal Amount) shall be payable to the Payee on the Maturity Date. In the event that the payment required by the immediately preceding sentence is insufficient to pay the Final Principal Amount in full on the Maturity date, any remainder (the "Remaining Principal Amount") shall be payable in three equal quarterly payments (together with interest on the unpaid amount of the Remaining Principal Amount on each such quarterly payment date at a rate of ten percent (10%) per annum), commencing on April 15, 2000 designed to amortize the Remaining Principal Amount in full at the last payment on October 15, 2000. In addition to the foregoing, from and after the Public Date, this Note shall be convertible, at the option of the Payee, into that number of shares of Intracel Common Stock, par value $.0001 per share, obtained by dividing the sum of the then outstanding principal amount and all then accrued and unpaid interest (if any) under this Promissory Note by the price set forth as the per share price to the public on the final prospectus utilized in the Public Offering."

July 31, 1998
Page 3



B. Intellectual Property Security Agreement dated as of August 8, 1996 by and among Holdings, Perlmmune, Inc. ("Perlmmune"), Akza Nobel Pharma International, B.V. ("Pharma") and Teknika (the "Security Agreement"):

     1. Upon representation by Holdings and its sole shareholder, Intracel Corporation ("Intracel"), that a financing arrangement has been reached between Intracel and Northstar High Yield Fund and its affiliates (collectively "Northstar"), pursuant to the Commitment Letter entered into by Intracel and Northstar as of June 8, 1998, it is agreed that Section 6 of the Security Agreement is hereby amended by adding the following to the end of Section 6:

          Notwithstanding anything in this Agreement to the contrary, the Collateral Agent hereby consents to the granting of a security interest in the Collateral in connection with the transactions contemplated by the Commitment Letter dated as of June 8, 1998 between Intracel Corporation which is the sole shareholder of Holdings, and Northstar High Yield Fund and its affiliates (collectively, "Northstar") on the condition that Northstar's security interest shall be subject to and secondary to the Interests of the Secured Parties hereunder. The Collateral Agent hereby agrees to provide Northstar with 45 days prior written notice of the Collateral Agent's intent to take any action with respect to the Collateral due to a default specified in this
          Section 6; provided, however, that nothing herein shall prevent the Collateral Agent from taking such action during the 45 day notice period as it deems necessary to prevent a sale, pledge, transfer or assignment of the Collateral prohibited under Section 5 hereof or, after the expiration of the 45 days prior, from exercising any and all of its rights set forth in this Agreement with respect to the Collateral including, within limitation, its rights to sell, pledge, transfer, license or assign the Collateral.


     2. Section 9 of the Security Agreement is hereby amended by deleting the first sentence and replacing it with the following: "This Security Agreement shall terminate upon full and final payment of the Purchase Price Note, as amended through the date hereof."

July 31, 1998
Page 4


C. Intellectual Property Agreement dated August 2, 1996 by and among Holdings and Akzo Nobel Pharma International B.V. ("Pharma") (the "Intellectual Property Agreement").

     1. Subsection 2.2(b) of the Intellectual Property Agreement is hereby amended by adding the following paragraphs at the end thereof;

          All Installment payments provided for under this Subsection 2.2(b) shall be due no later than 30 days following the date on which the required product approval is received (or the date on which first commercial sale occurs in the second country outside the U.S.A., if no product approval is required). All installment payments shall accrue interest at the rate of eight percent (8%) per annum from the date approval is granted by the FDA or the date of approval in the second country as specified above outside the U.S.A., as applicable. Holdings hereby agrees to promptly notify Pharma in writing of the regulatory approval and first commercial sale of any Product in any of the countries mentioned above, but in any event within seven (7) days after the occurrence of each of such approval and first commercial sale.

          With respect to any notice, payment or other action becoming due under this Subsection 2.2(b) upon or in response to regulatory approval of a Product (including approval by FDA), if regulatory approval is not required for commercial use of the Product, then regulatory approval shall be deemed to have been given upon the date of first commercial use of the Product.

     2. Section 2.2 of the Intellectual Property Agreement is hereby amended by adding a new subsection (g) at the end thereof, as follows: "(g) Notwithstanding anything in this Section 2.2 to the contrary: (i) all payments which are due and payable on July 21, 1998, or which would otherwise become due and payable under the terms hereof from and after such date (other than the $500,000 milestone payment currently payable thereunder with respect to the United States introduction of ApoTek Lp(a) (the "ApoTek Payment"), which shall be paid the day following the closing of the transactions contemplated by the Commitment Letter dated as of June 8, 1998 between Intracel Corporation ("Intracel"), which is the sole shareholder of Holdings, and Northstar High Yield Fund and its

July 31, 1998
Page 5


     affiliates signatories thereto) and prior to the consummation of the initial public offering by Intracel of its common stock, par value $.0001 per share, pursuant to a registration statement on Form S-1 filed pursuant to the provisions of the Securities Act of 1933, as amended (the "IPO"), shall be due and payable upon the consummation of the IPO and (ii) all other payments which become due and payable after the IPO shall be paid when due under the terms of this Agreement.

     3. Schedule 2(a)(i) and Schedule 2(a)(ii) to the Intellectual Property Agreement are hereby amended to read as "Schedule 2.2(a)(i)" and "Schedule 2.2(a)(ii)", respectively.

Except as amended by this Amendment No. 1, the remainder of each Agreement shall remain in full force and effect.

This Amendment No. 1 shall cease to be effective and shall be deemed null and void, ab initio, if the guaranty set forth below has not been agreed to and executed by Intracel on or before August 21, 1998, or on the "closing date" referred to in the Commitment Letter between Intracel and Northstar, as described hereinabove, whichever is earlier.

Please indicate your acceptance of and agreement to this Amendment No. 1 by executing the copy of this letter enclosed herewith and returning it to the undersigned.

Very truly yours,

Organon Teknika Corporation

By: /s/ [SIG]
   ------------------------

ACCEPTED AND AGREED TO
AS OF THE DATE FIRST SET FORTH ABOVE:

Perlmmune Holdings, Inc.

By: /s/ [SIG]
 ------------------------

July 31, 1998
Page 6

SO ACCEPTED AND AGREED FOR PURPOSES
OF THE AMENDMENT TO THE INTELLECTUAL
PROPERTY SECURITY AGREEMENT AND THE
INTELLECTUAL PROPERTY AGREEMENT:


Akzo Nobel Pharma International, B.V.

By:   /s/ [SIG]
------------------------------------

Perlmmune, Inc.

By:  /s/ SIMON R. MCKENZIE
------------------------------------

Guaranty

As an inducement to Organon Teknika Corporation and Akzo Nobel Pharma International, B.V. to enter into this Amendment of the Agreements, as described hereinabove, Intracel Corporation hereby agrees to guarantee payment of the Promissory Note, and payment of milestone payments due under the Intellectual Property Agreement through the IPO Date, as specified above.

Intracel Corporation

By:  /s/ SIMON R. MCKENZIE
     -------------------------------

Title:  President and CEO
        ----------------------------

Date:
      ------------------------------

                                                                       EXHIBIT K

                                    OPINION

                      [MORRISON & FOERSTER LLP LETTERHEAD]


                                August 25, 1998


To the Lenders Party to the Securities
  Purchase Agreement referred to below
  and to Northstar High Yield Fund,
  as Purchaser

      Re: Intracel Corporation

Dear Ladies and Gentlemen:

            We have acted as special intellectual property counsel for Intracel Corporation, a Delaware corporation (the "Company"), PerImmune Holdings, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company ("Holdings"), PerImmune, Inc., a Delaware corporation and a wholly-owned subsidiary of Holdings ("PerImmune") and Bartels, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company ("Bartels") (the Company, Holdings, PerImmune and Bartels are each referred to herein as an "Obligor" and collectively referred to herein as "Obligors") in connection with the transactions contemplated by the Securities Purchase Agreement dated August 21, 1998 (the "Securities Purchase Agreement") among the Obligors, and Northstar High Yield Fund, Northstar High Total Return Fund, Northstar High Total Return Fund II and Northstar Strategic Income Fund (individually, a "Purchaser" and collectively, the "Purchaser"). This opinion is furnished to the Purchaser pursuant to Section 6.19 of the Securities Purchase Agreement.

            In connection with this opinion, we have examined:

            (i)   an executed copy of the IP Security Agreement;

            (ii) an executed copy of the Security Agreement dated as of August 25, 1998, made by the Company and the other Obligors in favor of the Purchaser (the "Security Agreement");

            (iii) an executed copy of the Securities Purchase Agreement;

                         [MORRISON & FOERSTER LLP LOGO]


To the Lenders Party to the Securities
  Purchase Agreement referred to below
  and to Northstar High Yield Fund,
  as Agent for such Lenders
August 25, 1998
Page Two


            (iv) files created by the Akzo Nobel NV Patent Department relating to prosecution of U.S. Patents Nos. 4,997,762, 5,180,814, 5,317,091, 5,474,755,
5,484,596, and 5,488,126 (the "Material U.S. Patents")

            (v) originals and copies, certified or otherwise identified to our satisfaction, of such other agreements, instruments and other documents as we have deemed necessary as a basis for the opinions hereinafter set forth.

            In rendering this opinion, we have assumed:

            (a) the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to originals of all documents submitted to us as certified or photostatic copies of such latter documents and the authenticity of the originals of such latter documents;

            (b) that each Obligor is duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has full corporate power and authority to execute, deliver and perform its obligations under the IP Security Agreement and each of the other Loan Documents to which it is a party;

            (c) that each Obligor has taken all necessary corporate action to authorize the execution, delivery and performance of the IP Security Agreement and each other Loan Document to which it is a party;

            (d) that each of the Loan Documents to which each Obligor is a party, other than the IP Security Agreement and the Security Agreement (to the extent that it pertains to the Intellectual Property Collateral, as that term is defined in the IP Security Agreement), constitutes the legal, valid and binding obligation of such Obligor enforceable against such Obligor in accordance with its terms;

            (e) that the IP Security Agreement and each other Loan Document to which each Obligor is a party has been duly executed and delivered on behalf of such Obligor;

            (f) that the execution, delivery and performance by each Obligor of the IP Security Agreement and each other Loan Document to which it is a party will not violate the provisions of any existing order, judgment, award or decree by which such Obligor is bound, or the provisions of any existing agreement; and

                            MORRISON & FOERSTER LLP


To the Lenders Party to the Securities
  Purchase Agreement referred to below
  and to Northstar High Yield Fund,
  as Agent for such Lenders
August 25, 1998
Page Three

            (g) that no Obligor has changed its name or its identity or corporate structure, whether by amendment of its charter, by reorganization, or otherwise, within the past four months.

            Based upon and subject to the foregoing and the further qualifications set forth below, it is our opinion that:

            1. Each Obligor is the owner of the entire right, title and interest in and to the material U.S. patents listed on Exhibit A to this opinion, attached, under the name of such Obligors. Based on our review of the patent files listed in (iv), above, and the August 13, 1996, Intellectual Property Security Agreement recorded in the United States Patent and Trademark Office November 12, 1996 (the "Akzo Security Interest"), we are not aware of any lien, security interest or other encumbrance recorded against the Material U.S. Patents under the name of such Obligor other than the first priority security interest of Akzo Nobel Pharma International B.V., pursuant to the Akzo Security Interest. Based on our review of the patent files listed in (iv), above, and the Akzo Security Interest, we are not aware of any effective financing statements or other instruments similar in effect covering any of the Material U.S. Patents under the name of such Obligor on file in any recording office (including, without limitation, the United States Patent and Trademark Office (hereinafter referred to as the "PTO")), except the Akzo Security Interest, and such as may have been filed in favor of the Purchaser relating to the IP Security Agreement or any other Loan Documents.

            2. Each of the Material U.S. Patents is subsisting and has not been adjudged invalid, unregistrable, or unenforceable, in whole or in part, and is in full force and effect.

            3. Morrison and Foerster LLP will take possession of duplicate original, executed copies of the IP Security Agreement, will assume responsibility for recording same in the PTO, will promptly transport same to Arlington, Virginia and

            (a) Will promptly present each such executed copy of the IP Security Agreement to the appropriate divisions of the PTO for recording in said office, together with provision for payment of all requisite fees, and will take all other steps which may be required to assure prompt recording thereof in said office with respect to the United States trademark registrations and applications, and United States

                      [MORRISON & FOERSTER LLP LETTERHEAD]


To the Lenders Party to the Securities
     Purchase Agreement referred to below
     and to Northstar High Yield Fund,
     as Agent for such Lenders
August 25, 1998
Page Four


          patents and patent applications contained on Schedules I and II to the IP Security Agreement; and

     (b) Will promptly deliver to the Purchaser, proof of filing of each such executed copy of the IP Security Agreement for recordal in the PTO as received from the PTO, and upon receipt of the Notices of Recordation and of each such executed copy of the IP Security Agreement from the PTO with evidence of recordal endorsed thereon, will promptly deliver the same to the Purchaser for its records.

     We are qualified to express the opinions contained herein.

                                        Very truly yours,



                                        /s/ MORRISON & FOERSTER
                                        ----------------------------------------

                                   Exhibit A
                           The Material U.S. Patents


4,997,762
5,180,814
5,317,091
5,474,755
5,484,596
5,488,126

                        [MORRISON & FOERSTER LLP LETTERHEAD]

Northstar High Yield Fund
Northstar High Total Return Fund
Northstar High Total Return Fund II
Northstar Strategic Income Fund
300 First Stamford Place
Stamford, Connecticut

          Re: Securities Purchase Agreement dated August 25, 1998 among Intracel Corporation, PerImmune Holdings, Inc., PerImmune, Inc. and Bartels, Inc., Northstar High Yield Fund, Northstar High Total Return Fund, Northstar High Total Return Fund II and Northstar Strategic Income Fund

Ladies and Gentlemen:

     We have acted as special counsel for Intracel Corporation, a Delaware corporation (the "Company"), PerImmune Holdings, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company ("Holdings"), PerImmune, Inc., a Delaware corporation and a wholly-owned subsidiary of Holdings ("PerImmune") and Bartels, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company ("Bartels") (the Company, Holdings, PerImmune and Bartels are each referred to herein as an "Obligor" and collectively referred to herein as "Obligors") in connection with the transactions contemplated by the Securities Purchase Agreement dated August 25, 1998 (the "Securities Purchase Agreement") among the Obligors, and Northstar High Yield Fund, Northstar High Total Return Fund, Northstar High Total Return Fund II and Northstar Strategic Income Fund (individually, a "Purchaser" and collectively, the "Purchasers"). This opinion is furnished to the Purchasers pursuant to Section 6.19 of the Securities Purchase Agreement.

     We have examined originals or copies of the following documents and instruments (such documents and instruments listed in clauses (i) through (xvi), inclusive, being referred to herein as the "Documents"):

     (i)  the Securities Purchase Agreement;

                           [MORRISON & FOERSTER LLP]

Northstar Advantage High Total Return Fund
August 25, 1998
Page 2

     (ii) the 12% Guaranteed Senior Secured Primary Promissory Notes of the Company in the aggregate original principal amount of $35,000,000 (the "Guaranteed Senior Secured Primary Notes");

     (iii) the 12% Guaranteed Senior Secured Escrow Promissory Notes of the Company in the aggregate original principal amount of $6,000,000 (the "Guaranteed Senior Secured Escrow Notes" and together with the Guaranteed Senior Secured Primary Notes, the "Notes");

     (iv) the Series A-VI Common Stock Purchase Warrants of the Company dated August 25, 1998 (the "Warrants");

     (v) the Amended and Restated Series A-II Common Stock Purchase Warrants of the Company;

     (vi) the Amended and Restated Series A-III Common Stock Purchase Warrants of the Company;

     (vii) the Amended and Restated Series A-V Common Stock Purchase Warrants of the Company (the Amended and Restated Series A-II Common Stock Purchase Warrants, the Amended and Restated Series A-III Common Stock Purchase Warrants and the Amended and Restated Series A-V Common Stock Purchase Warrants are collectively referred to herein as the "Amended and Restated Warrants");

     (viii) the Registration Rights Agreement;

     (ix)   the Interest Escrow Security Agreement;

     (x)    the Global Security Agreement;

     (xi)   the Intellectual Property Security Agreement;

     (xii)  the Pledge Agreement;

     (xiii) the Guaranty issued by each of Bartels, Holdings and PerImmune;

     (xiv)  the CoreStates Agreement;

     (xv)   the Akzo Agreement;

     (xvi)  the Funded Commitment Facility Escrow Agreement;

                           [MORRISON & FOERSTER LLP]

Northstar Advantage High Total Return Fund
August 25, 1998
Page 3

     (xvii) UCC-1 financing statements, executed by the Obligors (the "Washington Financial Statements"), copies of which are attached hereto as Attachment 1;

     (xviii) UCC-1 financing statements, executed by the Obligors (the
             "Maryland Financing Statements"), copies of which are attached hereto as Attachment 2.

     (xix) UCC-1 financing statements, executed by the Obligors (the "Delaware Financing Statements"), copies of which are attached hereto as Attachment 3;

     (xx) UCC-1 financing statements, executed by the Obligors (the "Pennsylvania Financing Statements" and, together with the Washington Financing Statements, the Maryland Financing Statements, and the Delaware Financing Statements, the "Financing Statements"), copies of which are attached hereto as Attachment 4;

     In addition, we have examined such records, documents, certificates of public officials and of the Company, Holdings, PerImmune and Bartels, the stock certificates and stock powers of Bartels, Holdings and PerImmune, made such inquiries of officials of the Company, Holdings, PerImmune and Bartels, and considered such questions of law as we have deemed necessary for the purpose of rendering the opinions set forth herein. In particular, our opinion in paragraph (a) below as to (i) the good standing of the Company, Holdings, PerImmune and Bartels in the State of Delaware; (ii) the qualifications and good standing of the Company and Bartels in the State of Washington, and (iii) the qualification and good standing of PerImmune in the States of Maryland, is based solely upon certificates of public officials in the State of Delaware, Washington and Maryland, which certificates are dated August 13, 1998 (Delaware), August 13, 1998 and August 18, 1998 (Washington) and August 20, 1998 (Maryland). We have made no independent investigation as to whether such certificates are accurate or complete, but we have no knowledge of any such inaccuracy or incompleteness.

     Whenever our opinion herein with respect to the existence or absence of facts is indicated to be based on our knowledge, it is intended to signify that, in the course of our representation of the Obligors in connection with the matters described in the first paragraph hereof, we have not acquired actual knowledge of the existence or absence of such facts. We have not undertaken any independent investigation to determine the existence or absence of such facts, and no inference as to our knowledge of the existence of such facts should be drawn from the fact of our representation of the Obligors.

     We have assumed with your permission:

                            MORRISON & FOERSTER LLP

Northstar Advantage High Total Return Fund
August 25, 1998
Page 4

(i) the genuineness of all signatures and the authenticity of all items submitted to us as originals and the conformity with originals of all items submitted to us as copies;

(ii) that each party to one or more of the Documents (other than the Obligors) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has the power and authority to execute and deliver, and to perform and observe the provisions of, the Documents to which it is a party;

(iii) that each party to one or more of the Documents (other than the Obligors) has duly authorized, executed and delivered such Documents;

(iv) that each Document constitutes a valid and binding obligation of each party thereto (other than the Obligors);

(v) with respect to the opinion expressed in paragraph (h) below, that each Purchaser is acquiring the Notes and Warrants with no present intention of distributing the same, other than in compliance with the requirements, if any, of all applicable state and federal securities laws;

(vi) with respect to the opinions expressed in paragraph (j), and (k) below, that, at all times material to our opinion, each Obligor has "rights" in the personal property and fixtures described as collateral in the Security Agreement (collectively, the "Collateral") within the meaning of
                    Section 9-203(1)(c) of the New York Uniform Commercial Code (the "NYUCC");

(vii) with respect to the opinion expressed in paragraph (q) below, that, at all times material to our opinion, the Company and Holdings has "rights" in the "Pledged Collateral" (as defined in the Pledge Agreement) within the meaning of Section 9-203(1)(c) of the NYUCC;

(viii) for purposes of the opinion expressed in paragraph (r) below and for the purposes of the transactions

                            MORRISON & FOERSTER LLP

Northstar Advantage High Total Return Fund
August 25, 1998
Page 5

                    contemplated by the Documents, that the Purchasers will be deemed the secured party and not a "securities intermediary" (as defined in Section 8-102 of the NYUCC);

(ix) that the Company is not engaged in the business of buying or carrying margin stock, and no portion of the proceeds of any Loan made to the Company pursuant to the Securities Purchase Agreement, or previously made to the Company by any Purchaser, will be, or has been, used for such purposes. As used in this clause, the terms "margin stock" and "carrying" have the meanings given such terms in Regulations T, U and X of the Board of Governors of the Federal Reserve System;

(x) that none of the Collateral consists of property of the type described in Sections 9-40(1)(a) or 9-401(b) of the NYUCC;

(xi) that none of the Purchasers, in good faith, has relied upon "margin stock" (as defined in Regulation U of the Board of Governors of the Federal Reserve System) as collateral in extending or maintaining any of the Loans; and

(xii) that none of the Obligors have a place of business in the State of Pennsylvania and that any Collateral located within the State of Pennsylvania is located in the county of Chester.

     We express no opinion as to:

     (i) the enforceability of provisions of the Documents providing for indemnification or contribution, to the extent such indemnification or contribution is against public policy;

     (ii) the enforceability of provisions of the Documents which purport to transfer rights under contracts, the transfer of which is restricted by the terms thereof or by law;

     (iii) the effect on the opinions expressed below of (a) the compliance or noncompliance of any party to any of the Documents (other than the Obligors) with any laws or regulations applicable to it, or (b) the legal or regulatory status or

                      [MORRISON & FOERSTER LLP LETTERHEAD]


Northstar Advantage High Total Return Fund
August 25, 1998
Page 6



          the nature of the business of any such party; the effect on the opinions expressed below of (a) the compliance or noncompliance of any party to any of the Documents (other than the Obligors) with any laws or regulations applicable to it, or (b) the legal or regulatory status or the nature of the business of any such party;

  (iv) the enforceability of provisions of the Documents which purport to establish evidentiary standards or to make determinations conclusive;

  (v)     the circumstances under which rights of setoff may be exercised;

  (vi) the creation of any liens purported to be created by any of the Documents, except as set forth in paragraphs (j), (k), (p) and (q) below;

  (vii) the perfection of any liens purported to be created in the Collateral consisting of "fixtures" (as defined in Section 9-313(1)(a) of the NYUCC);

  (viii) the perfection of any liens purported to be created in the Collateral by any of the Documents, except as set forth in paragraphs (l), (m),
          (n), (o), and (p) below, or the effect of the absence of such perfection;


  (ix) the perfection of any liens purported to be created in the Delivered Securities (as defined in paragraph (r) below) by any of the Documents, except as set forth in paragraph (r) below, or the effect of the absence of such perfection;

  (x) the priority of any liens purported to be created by any of the Documents, except as set forth in paragraph (r) below, or the effect of the absence of such priority;

  (xi)    whether any of the Financing Statements were duly filed;

  (xii) the enforceability of a security interest in any property excluded from the NYUCC by Section 9-104 thereof;

  (xiii) the accuracy of the description of the Collateral in the Security Agreement or any of the Financing Statements or the accuracy of the description of the Intellectual Property Collateral in the Intellectual Property Security Agreement; or

  (xiv) the enforceability of provisions of the Documents which are construed as effectively imposing a penalty.

          The only opinion with regard to perfection of a security interest in any patents or patent applications (including the Patents) or any trademark registrations or applications

                            MORRISON & FOERSTER LLP


Northstar Advantage High Total Return Fund
August 25, 1998
Page 7



     (including the Trademarks) is set forth in paragraph (p) below, and we caution that the current state of the law with respect to issues involving security interests in intellectual property is unsettled. In rendering that opinion with respect to Patents, we have assumed that a security interest in the Patents is perfected under the Codes (as defined below) and is effected either (i) by filing a financing statement under the Washington Uniform Commercial Code, the Maryland Uniform Commercial Code or the Delaware Uniform Commercial Code, as applicable (collectively, the "Codes"), or (ii) by filing under the United States Patent Act by reason of the United States Patent Act providing for a national registration or national certificate of title or specifying a place of filing different from that specified in the Codes. In rendering that opinion with respect to Trademarks, we have assumed that a security interest in the Trademarks is perfected under the Codes and is effected either (i) by filing a financing statement under the Codes, or (ii) by filing under the Lanham Act by reason of the Lanham Act providing for a national registration or national certificate of title or specifying a place of filing different from that specified in the Codes.

          We note that there is also a possibility that perfection cannot be effected under either the Codes or under the Patent Act or the Lanham Act. For example, provisions of the Patent Act which permit recordation of an "assignment, grant or conveyance" could be construed to preempt the provisions of the Codes with respect to perfection of security interests in Patents, yet the Patent Act does not provide a method for perfecting a security interest. Similarly, provisions of the Lanham Act which permit "assignments" could be construed to preempt the provisions of the Codes with respect to perfecting a security interest in Trademarks, yet the Lanham Act does not provide a method for perfecting a security interest. This analysis may be supported by the principle of In re AEG Acquisition Corporation, 127 B.R. 34 (C.D.Cal. 1991), aff'd, 161 B.R. 50 (9th Cir.
     1993) (the "AEG Case"). In that case, the Court held that a secured party which failed to perfect a security interest in copyrights by filing with the United States Copyright Office held an unperfected security interest, even though (as a work subject to the Berne Convention for the Protection of Literary and Artistic Works (Paris Text 1971)) a federal registration of the copyright was not required to enforce the copyright.

          We know of no case, however, holding that the Patent Act or the Lanham preempts the Uniform Commercial Code without providing an alternative method for perfecting. Indeed, as noted above, the AEG case states that a security interest in a copyright must be perfected by recordation of the security interest with the United States Copyright Office. Further, while not definitive, there is support for the view that a security interest can be perfected in patents by a federal filing. See e.g., Waterman v. MacKenzie, 138 U.S. 252 (1891) (a security interest constitutes an "assignment" for purposes of permitting a secured party standing to bring suit for infringement); G.

                           [MORRISON & FOERSTER LLP]


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Page 8

          Gilmore, 1 Security Interests in Personal Property Section 19:9 at 542-46 (1965)). There is also support for the view that a security interest in patents can be perfected by filing a financing statement under the Uniform Commercial Code. See, e.g., City Bank & Trust Co.
          v. Otto Fabric, Inc., 83 B.R. 780 (D.Kan. 1988); In re Transportation Design & Tech, Inc. 48 B.R. 635 (S.D.Cal. 1985)). Similarly, there is support for the view that a security interest in trademarks may be perfected by a federal filing. See, e.g., In re 199Z, Inc. 137 B.R. 778, 782 n.7 (C.D. Cal. 1992). There is also support for the view that a security interest in trademarks can be perfected by filing a financing statement under the Uniform Commercial Code. See, e.g., In re 199Z, Inc., 137 B.R. 778 (C.D.Cal. 1992); In re Chattanooga Choo-Choo Co., 98 B.R. 792 (E.D. Tenn. 1989); In re C.C. & Co., Inc., 86 B.R. 485 (C.D.Va. 1988); In re TR-3 Industries, Inc., 41 B.R. 128
          (C.D. Cal. 1984); In re Roman Cleanser Co., 43 B.R. 940 (E.D. Mich.
          1984), aff'd on other grounds, 802 F. 2d 207 (6th Cir. 1986).

               The opinions expressed below are subject to the following further qualifications:

(i) the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting the rights of creditors generally, including, without limitation, laws relating to fraudulent transfers or conveyances, preferences and equitable subordination;

(ii) limitations imposed by general principles of equity upon the availability of equitable remedies or the enforcement of provisions of the Documents and the effect of judicial decisions which have held that certain provisions are unenforceable where their enforcement would violate the implied covenant of good faith and fair dealing, or would be commercially unreasonable, or where a default under the Documents is not material;

(iii) certain provisions of the Documents may be unenforceable in whole or in part under the laws of the State of New York, but the inclusion of such provisions does not render invalid any of the Documents and each of the Documents contains, in our judgment, adequate provisions for the practical realization of the benefits afforded thereby;

(iv) the effect of judicial decisions which may permit the introduction of extrinsic evidence to supplement the terms

                            MORRISON & FOERSTER LLP


Northstar Advantage High Total Return Fund
August 25, 1998
Page 9


                    of the Documents or to aid in the interpretation of the Documents;

(v) our opinion as to the enforceability of any provision of any of the Documents requiring an Obligor to submit to the jurisdiction of a New York state court is based solely on the statutes and regulations in effect in the State of New York on the date hereof (including Section 5-1402 of the General Obligations Law of the State of New York and
                    Section 327 of the Civil Practice Law and Rules of the State of New York); and we express no opinion as to the enforceability of any provision of any of the Documents requiring an Obligor to submit to the jurisdiction of any federal court sitting in New York;

(vi) our opinion in paragraph (f) below is based on a review of those statutes, rules and regulations which, in our experience, are normally applicable to transactions of the type contemplated by the Documents; and

(vii) our opinions with respect to Collateral consisting of "proceeds," as defined in Section 9-306 of the NYUCC, is limited to the extent set forth in that section.

Our opinions in paragraphs (j), (k), (l), (m), (n), (o), and (p) below are also subject to the following further qualifications:

     (i) We express no opinion with respect to the security interest of the Purchasers in proceeds of or "accounts" (as defined in the NYUCC) relating to any Pledged Collateral.

     (ii) We call your attention to the fact that, under United States trademark law, it is generally held that transfers of trademark rights are invalid unless accompanied by the related goodwill and unless the trademarks are used on substantially similar goods as those previously represented by the trademarks; and we express no opinion as to the assets or goodwill that would have to accompany the transfer of any of the trademarks to ensure the continued validity of the trademarks in the event of foreclosure and ultimate disposition of the trademarks as a result of default.

                            MORRISON & FOERSTER LLP

Northstar Advantage High Total Return Fund
August 25, 1998
Page 10

     (iii) We call your attention to the fact that the exercise of remedies with respect to certain types of intellectual property, including, without limitation, the Patents and trademarks, may require filings by the Purchasers with the United States Patent and Trademark Office (the "Patent and Trademark Office").

     (iv) We express no opinion with respect to the validity or enforceability, maintenance or renewal, of any item of intellectual property, including, without limitation, the Patents and any trademarks.

     (v) We also advise you that additional action may be necessary to continue such perfection (i) if any of the Obligors changes its name, identity or structure, or if there is a change in the jurisdiction in which its place of business (or, if it has more than one place of business, its chief executive office) or the Collateral is located, or (ii) with respect to Collateral constituting "proceeds" under Section 9-306 of the applicable UCC.

     Based upon and subject to the foregoing, we are of the opinion that:

(a) Each Obligor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the corporate power and authority to operate its property, lease the property it holds as lessee and to conduct its business as presently conducted. Each of the Company and Bartels is duly qualified and in good standing in the State of Washington, and PerImmune is duly qualified and in good standing in the State of Maryland.

(b) Each obligor has the corporate power and authority to execute and deliver, and to perform and observe the provisions of, each of the Documents to which it is a party. Each of the Documents to which an Obligor is a party has been duly authorized, executed and delivered by such Obligor.

(c) The Company has the corporate power and authority to issue the Notes, the Warrants and the Amended and Restated Warrants and to perform and observe the provisions of the Warrants and the Amended and Restated Warrants. The Notes, the Warrants and the Amended and Restated Warrants have been duly authorized and executed, and, upon delivery to the Purchasers against payment therefor in accordance with the terms of the Securities Purchase Agreement, will be validly issued.

                           [MORRISON & FOERSTER LLP]

Northstar Advantage High Total Return Fund
August 25, 1998
Page 11

(d) Each of the Documents to which an Obligor is a party constitutes valid and binding obligations of such Obligor enforceable against such Obligor in accordance with its respective terms.

(e) No registration with, consent or approval of, notice to, or other action by, any federal or New York governmental entity or any Delaware governmental entity pursuant to the General Corporation Law of the State of Delaware, is required on the part of an Obligor for the execution, delivery or performance by the Obligor of the Documents to which it is a party, or if required, such registration has been made, such consent or approval has been obtained, such notice has been given or such other appropriate action has been taken. No registration with, consent or approval of, notice to, or other action by, any federal or New York governmental entity, any Delaware governmental entity pursuant to the General Corporation Law of the State of Delaware, is required on the part of the Company for the issuance of the Notes, the Warrants or the Amended and Restated Warrants by the Company (other than filings pursuant to state securities laws in connection with the issuance of the Notes, the Warrants or the Amended and Restated Warrants as to which we express no opinion), or if required, such registration has been made, such consent or approval has been obtained, such notice has been given or such other appropriate action has been taken.

(f) The issuance, execution, delivery and performance by each obligor of each of the Documents to which it is a party is not in violation of its certificate of incorporation or its bylaws. Repayment of the Notes by the Company or issuance of stock upon exercise of the Warrants in accordance with the respective terms of the Notes and the Warrants will not violate
     (i) any federal or New York statute or regulation applicable to the Company, (ii) the General Corporation Law of the State of Delaware or (iii) to our knowledge, any order, writ or judgment issued by or filed with a court of competent jurisdiction applicable to an Obligor.

(g) The shares of Common Stock which have been reserved for issuance upon exercise of the Warrants and upon exercise of the Amended and Restated Warrants have been duly authorized for issuance and validly and effectively reserved by all necessary corporate action of the Company and, when duly issued and delivered against payment therefor in accordance with the terms of the Warrants and the Amended and Restated Warrants, will be validly issued and outstanding, fully paid and nonassessable.

(h) The offering and sale of the Notes and the Warrants and, assuming the Warrants are fully exercised upon receipt thereof, the Common Stock issuable upon the exercise of the Warrants is exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to the exemption set forth under Section 4(2) of the Securities Act.

                         [MORRISON & FOERSTER LLP LOGO]


Northstar  Advantage High Total Return Fund
August 25, 1998
Page 12

(i) No Obligor is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

(j) The Security Agreement creates a valid lien on and security interest in all right, title and interest of Obligors in the Collateral in favor of the Purchasers, as security for the "Obligations" (as defined in the Security Agreement).

(k) The Intellectual Property Security Agreement creates a valid lien on and security interest in the Intellectual Property Collateral (as defined therein) in favor of Purchasers, as security for the Obligations (as defined in the Security Agreement).

(l) Upon the filing of the Washington Financing Statements in the offices listed on Attachment 1 hereto, the security interest created by the Obligors pursuant to the Security Agreement will be a perfected security interest in the Collateral owned by each of the Obligors, to the extent a security interest in such Collateral may be perfected by the filing of a financing statement under the Uniform Commercial Code in effect in the State of Washington.

(m) Upon the filing of the Maryland Financing Statements in the offices listed in Attachment 2 hereto, the security interest created by the Obligors pursuant to the Security Agreement will be a perfected security interest in the Collateral owned by the Obligors, to the extent a security interest in such Collateral may be perfected by the filing of a financing statement under the Uniform Commercial Code in effect in the State of Maryland.

(n) Upon the filing of the Delaware Financing Statements in the offices listed on Attachment 3 hereto, the security interest created by the Obligors pursuant to the Security Agreement will be a perfected security interest in the Collateral owned by the Obligors, to the extent a security interest in such Collateral may be perfected by the filing of a financing statement under the Uniform Commercial Code in effect in the State of Delaware.

(o) Upon the filing of the Pennsylvania Financing Statements in the offices listed on Attachment 4 hereto, the security interest created by the Obligors pursuant to the Security Agreement will be a perfected security interest in the Collateral owned by the Obligors, to the extent a security interest in such Collateral may be perfected by the filing of a financing statement under the Uniform Commercial Code in effect in the State of Pennsylvania.

(p) Upon (i) the filing of the Washington Financing Statements in the offices listed on Attachment 1 hereto, the Maryland Financing Statements in the offices listed on Attachment 2 hereto and the Delaware Financing Statements in the offices listed on Attachment 3 hereto, and (ii) the recordation of the Intellectual Property Security Agreement with the Patent and Trademark Office against the United States patents and patent applications identified on Schedule I thereto (the "Patents") and the United States trademark registrations and

                            MORRISON & FOERSTER LLP

Northstar Advantage High Total Return Fund
August 25, 1998
Page 13

     applications specifically identified on Schedule II thereto (the "Trademarks") in accordance with the regulations of the Patent and Trademark Office, the security interest of the Purchasers in the Patents and Trademarks will constitute a valid and a perfected security interest under the Codes. In addition, we know of no additional filing or recording required to perfect a security interest in the Patents and Trademarks under applicable federal law.

(q) The Pledge Agreement creates a valid lien on and security interest in the Pledged Collateral in favor of the Purchasers, as security for the Obligations.

(r) Upon delivery to the Purchasers of the "security certificates" (as defined in Section 8-102 of the NYUCC) representing the shares of Capital Stock listed on Schedule A to the Pledge Agreement (the "Delivered Securities"), together with undated stock powers duly endorsed in blank, and assuming
     (i) the continued possession by the Purchasers of such Delivered Securities in the State of New York, (ii) the Purchasers take possession of such Delivered Securities in good faith and without notice of any adverse claim with respect thereto within the meaning of the NYUCC, and
     (iii) no security interest of the type described in Section 9-304(4) or 9-304(5) of the NYUCC exists in respect of such Delivered Securities in favor of any other party, the security interest in such Delivered Securities created in favor of the Purchasers under the Pledge Agreement will constitute a perfected security interest, subject to no equal or prior security interest created under the NYUCC.

(s) To our knowledge, there are no material actions, suits, claims, proceedings or investigations pending or threatened against or affecting the Company or any of its Subsidiaries.

(t) To our knowledge, the consummation of the transactions contemplated by the Securities Purchase Agreement and the Ancillary Agreements will not create a Lien or other encumbrance against the Collateral in favor of others.

(u) The authorized capital stock consists of 25,000,000 shares of common stock and 5,000,000 shares of preferred stock.


     Except as set forth in the next paragraph, we express no opinion as to matters governed by any laws other than the substantive laws of the State of New York (including its applicable choice-of-law rules), the General Corporation Law of the State of Delaware in respect of the opinions expressed in paragraphs (a), (b), (c), (e), (f) and (g) above, and the federal laws of the United States of America, which are in effect on the date hereof. We have assumed that no provision of the Documents violates the public policy of the State of Washington or the State of Maryland and that no provision of the law of the State of New York applicable to the Documents violates the public policy of the State of Washington or the State of Maryland. We express no

                           [MORRISON & FOERSTER LLP]

Northstar Advantage High Total Return Fund
August 25, 1998
Page 14

opinion as to the effect on the opinions expressed herein of the laws of any jurisdiction other than the State of New York.

     We have, with your permission, based our opinions in paragraph (l), (m),
(n), (o) and (p) solely upon our review of the text of the Uniform Commercial Code in effect in the States of Washington, Maryland, Delaware and Pennsylvania as set forth in the Commerce Clearing House Secured Transaction Guide as supplemented through July 21, 1998 and we have not undertaken any inquiry or research in respect of the laws of Washington, Maryland, Delaware or Pennsylvania in connection with such opinions other than the review of the aforementioned text.

     This opinion is solely for the Purchaser's benefit and may not be relied upon by, nor may copies be delivered to, any other person without our prior written consent.

                                   Very truly yours,

                                   /s/ MORRISON & FOERSTER LLP
                                   Morrison & Foerster LLP

                                                                       EXHIBIT L

                  FUNDED COMMITMENT FACILITY ESCROW AGREEMENT

                                                                   Exhibit 10.34

                   FUNDED COMMITMENT FACILITY ESCROW AGREEMENT

               THIS FUNDED COMMITMENT FACILITY ESCROW AGREEMENT (this "Escrow Agreement"), dated as of August 24, 1998 by and among Northstar High Total Return Fund ("Northstar Return"), Northstar High Total Return Fund II ("Northstar Return III"), Northstar High Yield Fund ("Northstar Yield"), Northstar Strategic Income Fund ("Northstar Income," together with Northstar Return, Northstar Return II and Northstar Yield, the "Purchasers"), Intracel Corporation, a Delaware corporation (the "Company"), and Bank of America NT & SA, doing business as Seattle First National Bank, (together with its successors and assigns, the "Escrow Agent").

                              W I T N E S S E T H:

               WHEREAS, the Company has sold to the Purchasers and the Purchasers have purchased on the date hereof, certain Guaranteed Senior Secured Primary Promissory Notes (the "Primary Notes") in the aggregate amount of $35,000,000 in accordance with the terms of the Securities Purchase Agreement dated the date hereof among the Purchasers and the Company (the "Securities Purchase Agreement"); and

               WHEREAS, the Company has sold to the Purchasers and the Purchasers have purchased on the date hereof, certain Guaranteed Senior Secured Escrow Promissory Notes (the "Escrow Notes") in the aggregate amount of $6,000,000 in accordance with the terms of the Securities Purchase Agreement (the Primary Notes and the Escrow Notes are collectively referred to herein as the "Notes"), and

               WHEREAS, the obligations of the Company under the Securities Purchase Agreement, the Notes and the Ancillary Agreements (the "Obligations"), are secured on the terms and conditions contained in the Securities Documents (as that term is defined in the Securities Purchase Agreement; and

               WHEREAS, the Obligations of the Company are guaranteed by the Company's Subsidiaries in accordance with the Guaranty Agreement dated the date hereof among the Purchasers and the Company (the "Guaranty Agreement"); and

               WHEREAS, in connection with the purchase and sale of the Notes, the Company is obligated to deposit into escrow with the Escrow Agent Six Million Dollars ($6,000,000), which sum represents all of the cash proceeds from the sale of the Escrow Notes, to be held and disbursed by the Escrow Agent on the terms and conditions hereinafter set forth;

               NOW THEREFORE, in consideration of the promises and the mutual representations, warranties, covenants, agreements and other consideration contained and exchanged in this Escrow Agreement, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

                1. Definitions. Capitalized terms defined in the Securities Purchase Agreement, the Notes and the Ancillary Agreements, when used herein without definition, shall have the respective meanings set forth therein.

                2. Appointment of Escrow Agent. The Purchasers and the Company hereby designate and appoint the Escrow Agent to serve in accordance with the terms, conditions and provisions of this Escrow Agreement, and the Escrow Agent hereby agrees to act as such upon the terms, conditions and provisions provided in this Escrow Agreement.

                3. Escrow. On the date hereof, the Company has instructed the Purchasers to deliver and the Purchasers have delivered to the Escrow Agent the sum of Six Million Dollars ($6,000,000) (the "Escrow Fund"), the receipt of which the Escrow Agent hereby acknowledges. The Escrow Fund shall be deposited in the account described on Annex I hereto for receipt of such amount (the "Escrow Account") and shall be held in such Escrow Account and distributed in accordance with the terms and provisions of this Escrow Agreement.

                4. Investment of Escrow Fund. The Escrow Fund shall be held and invested or reinvested by the Escrow Agent solely in cash or three-month or six-month U.S. treasury bills, and otherwise upon and in accordance with the written instructions of the Company and the Purchasers. Investments of monies in the Escrow Fund shall be made in the foregoing securities in a manner that will ensure that such investments mature or may be redeemed or may be subject to liquidation by sale or otherwise at the option of the Escrow Agent at such time as may be necessary to make timely disbursements from said Escrow Fund. The Escrow Agent may from time to time sell such investments and reinvest the proceeds therefrom in other investments of the type described in this Section 4. The Escrow Fund shall be credited with all proceeds of sale and income from such investment.

                5. Term. Subject to claims against the Escrow Fund as hereinafter provided, the term of this Escrow Agreement shall terminate upon the earlier of (a) the date on which the Escrow Fund shall have been reduced to zero;
                        (b) the date on which the Company shall have repaid all of the Escrow Notes from any source of funds whatsoever; and (c) August 25, 2003 (the "Escrow Expiration Date").

                6. Disbursement of Monies in the Escrow Fund Prior to Escrow Termination Date. On each occasion that the Company shall execute and deliver a written notice substantially in the form of Exhibit A hereto (each, a "Disbursement Notice") to the Escrow Agent providing the Escrow Agent with disbursement instructions for all or any part of the Escrow Fund, the Escrow Agent shall disburse the portion of the Escrow Fund referred to in such notice in accordance with the instructions contained in such notice.

                7. Disbursement of Monies in the Escrow Fund on Default or on the Escrow Termination Date. On the earlier of (A) any date on which there shall occur a Default, an Event of Default, or an event that with the lapse of time or the giving of notice or both, shall constitute an Event of Default with respect to the Securities Purchase Agreement, the Notes or any of the Ancillary Agreements (the "Default Date") and unless the Purchasers shall have waived the provisions of this Section 7 with respect to a particular Default Date within five (5) Business Days after such Default Date, or (B) the Escrow Expiration Date, the Escrow Agent shall apply any remaining amounts in the Escrow Fund in the following order of priority: (A) to the Purchasers, an amount equal to all accrued unpaid past due interest on the Notes; (B) to the Purchasers, an amount equal to all accrued unpaid interest due on the Notes; (C) to the Purchasers, all accrued unpaid and past due amounts under the Securities Purchase Agreement, the Notes and any of the Ancillary Agreements; (D) to the Purchasers, all other accrued unpaid amounts under the Securities Purchase Agreement, the Notes and any of the Ancillary Agreements;(E) the aggregate principal amount outstanding under the Notes; and (F) to the Company;

provided however, that the Escrow Agent shall not be required to make any disbursements with respect to a Default Date until it shall have received a notice from the Purchasers under this Section 7 in substantially the form set forth in Exhibit B attached hereto, and further provided that it shall make such disbursement as set forth above promptly after receipt of such notice from the Purchasers.

                8. Escrow Agent. The Escrow Agent shall be an Eligible Institution as that term is defined in the Securities Purchase Agreement. The duties of the Escrow Agent, hereunder shall be entirely administrative and not discretionary. The Escrow Agent shall be obligated to act only in accordance with written instructions received by it as provided in this Escrow Agreement and is authorized hereby to comply with such written instructions, any orders, judgments or decrees of any court with proper jurisdiction and shall not be liable as a result of its compliance with the same.

                        a. As to any legal questions arising in connection with the administration of this Escrow Agreement, the Escrow Agent may rely absolutely upon the opinions given to it by its counsel and shall be free of liability (except for liability arising from its own gross negligence or wilful misconduct), for acting in reliance on such opinions.

                        b. The Escrow Agent may rely absolutely upon the genuineness and authorization of the signature and purported signature of any party upon any instruction, notice, release, receipt or other document delivered to it pursuant to this Escrow Agreement.

                        c. The Escrow Agent may, as a condition to the disbursement of monies or disposition of securities as provided herein, require from the payee or recipient a receipt therefor and, upon final payment or disposition, a release of the Escrow Agent from any liability arising out of its execution or performance of this Escrow Agreement, such release to be in a form satisfactory to the Escrow Agent.

                        d. The parties agree that any compensation due to the Escrow Agent for its services hereunder shall be paid entirely by the Company.

                9.      Indemnity.

                        a. The Purchasers and the Company agree to and hereby waive any suit, claim, demand or cause of action of any kind which they or it may have or may assert against the Escrow Agent arising out of or relating to the execution or performance by the Escrow Agent of this Escrow Agreement, unless such suit, claim, demand or cause of action is based upon the wilful misconduct, gross negligence or bad faith of the Escrow Agent. The Purchasers and the Company further agree, jointly and severally, to indemnify the Escrow Agent against and from any and all claims, demands, costs, liabilities and expenses, including reasonable counsel fees, which may be asserted against it or to which it may be exposed or which it may incur by reason of its execution or performance of this Escrow Agreement, except such claims, demands, costs, liabilities and expenses that are based upon or the result of the wilful misconduct, gross negligence or bad faith of the Escrow Agent. Such agreement to indemnify shall survive the termination of this Escrow Agreement until extinguished by any applicable statute of limitations.

                        b. In case any litigation is brought against the Escrow Agent in respect of which indemnity may be sought hereunder, the Escrow Agent shall give prompt notice of that litigation to the Purchasers and the Company and the Purchasers and the Company upon receipt of that notice shall have the obligation and the right to assume the defense of such litigation, provided that failure of the Escrow Agent to give that notice shall not relieve the Purchasers or the Company from any of their obligations under this
                                Section 9 unless that failure prejudices the defense of such litigation by said parties. At its own expense, the Escrow Agent may employ separate counsel and participate in the defense. The Purchasers and the Company shall not be liable hereunder pursuant to any settlement without their respective consents.

                10. Acknowledgment by the Escrow Agent. By execution and delivery of this Escrow Agreement, the Escrow Agent acknowledges that the terms and provisions of this Escrow Agreement are acceptable to it and it agrees to carry out the provisions of this Escrow Agreement on its part.

                11.     Resignation or Removal of Escrow Agent; Successors.

                        a. The Escrow Agent may resign as such following the giving of ten (10) days' prior written notice to the other parties hereto. Similarly, the Escrow Agent may be removed and replaced following the giving of ten (10) days' prior written notice to the Escrow Agent by the Purchasers and the Company. In either event, subject to subsection 11(b), the duties of the Escrow Agent shall terminate ten (10) days after the date of such notice (or as of such earlier date as may be mutually agreeable among the parties hereto); and the Escrow Agent shall then deliver the balance of the Escrow Fund then in its possession to a successor Escrow Agent as shall be appointed by the other parties hereto as evidenced by a written notice filed with the Escrow Agent. Any successor Escrow Agent appointed hereunder shall be an Eligible Institution (as that term is defined in the Securities Purchase Agreement), that is appointed by the Purchasers and the Company.

                        b. If for any reason any bank or trust company is unwilling to serve as successor Escrow Agent and if the other parties hereto are unable to agree upon a successor or shall have failed to appoint a successor prior to the expiration of ten (10) days following the date of the notice of resignation or removal, the then acting Escrow Agent may petition any court of competent jurisdiction for the appointment of a successor Escrow Agent or other appropriate relief and until any such appointment is made or appropriate relief granted, the then acting Escrow Agent shall continue as the Escrow Agent; and any such resulting appointment shall be binding upon all of the Parties hereto.

                        C. Every successor appointed hereunder shall execute, acknowledge and deliver to its predecessor and also to the Purchasers and the Company, an instrument in writing accepting such appointment hereunder, and thereupon such successor, without any further act, shall become fully vested with all the duties, responsibilities and obligations of its predecessor; but such predecessor shall, nevertheless, on the written request of its successor or any of the parties hereto, execute and deliver an instrument or instruments transferring to such successor all the rights of such predecessor hereunder, and shall duly assign, transfer and deliver all property, securities and monies held by it pursuant to this Escrow Agreement to its successor. Should any instrument be required by any successor for more fully vesting in such successor the duties, responsibilities and obligations hereby vested or intended to be vested in the predecessor, any and all such instruments in writing shall, on the request of any of the parties hereto, be executed, acknowledged and delivered by the predecessor or any other party so requested.

                        d. In the event of an appointment of a successor, the predecessor shall cease to be custodian of any funds, securities or other assets and records it may hold pursuant to this Escrow Agreement, and the successor shall become such custodian.

                        e. Upon acknowledgment by any successor Escrow Agent of the receipt of the then remaining balance of the Escrow Fund, which acknowledgment shall be given promptly after such receipt, the then acting Escrow Agent shall be fully released and relieved of all duties, responsibilities and obligations under this Escrow Agreement.

                12. Entire Agreement, Amendments and Waivers. This Escrow Agreement contains the entire agreement (including representations, warranties and covenants) among the parties hereto pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations, discussions, arrangements or understandings with respect thereto. No amendment, supplement, modification or waiver of this Escrow Agreement shall be binding unless executed in writing by the Escrow Agent, the Required Holders (as that term is defined in the Securities Purchase Agreement) and the Company, provided however that, except with the prior written consent of one hundred percent (100%) of the Purchasers, no amendment to this Agreement can affect the time, amount or allocation of any payments, change the percentage specified in the definition of Required Holders as contained in the Securities Purchase Agreement or consent to the assignment or transfer by the Company or any of its Subsidiaries of their respective obligations under this Agreement. Any amendment or waiver of any provision herein shall be effective only for the purposes and period of time expressly set forth therein and shall not entitle the Company to any other waiver or amendment in similar or other circumstances. No course of dealing between the Company and any Purchaser, nor any failure to exercise or any delay in exercising on the part of the Purchasers, any right, remedy, power or privilege herein shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other right, remedy, power or privilege. The rights, remedies, powers and privileges hereunder are cumulative and not exclusive of any rights remedies, powers and privileges provided by law. In addition to the remedies provided in this Escrow Agreement, any party may pursue any and all remedies now or hereafter existing at Law or in equity.

                13. Execution in Counterparts. This Escrow Agreement may be executed in one or more counterparts each of which shall be regarded as an original and all of which shall constitute but one and the same instrument.

                14. Severability. If any provision of this Escrow Agreement, or any covenant, obligation or agreement contained herein is determined by a court of competent jurisdiction to be invalid or unenforceable, such determination shall not affect any other provision, covenant, obligation or agreement contained herein, each of which shall be construed and enforced as if such invalid or unenforceable portion were not contained herein. Such invalidity or unenforceability shall not affect any valid and enforceable application thereof, and each such provision, covenant, obligation or agreement shall be deemed to be effective, operative, made, entered into or taken in the manner and to the full extent permitted by law.

                15. Captions. The captions and headings in this Escrow Agreement shall be solely for convenience of reference and shall in no way define, limit or describe the scope or intent of any provisions or sections of this Escrow Agreement.

                16. Notices. All notices, requests, consents or other communications which are required or permitted hereunder shall be in writing and shall be deemed to be sufficiently given when delivered personally, mailed by registered or certified mail, postage prepaid, or nationwide overnight delivery service (with charges prepaid) and addressed as follows:

if to the Purchasers:

                           Northstar High Total Return
                           Northstar High Total Return II
                           Northstar High Yield Fund
                           Northstar Strategic Income Fund
                           300 First Stamford Place
                           Stamford, Connecticut 06902
                           Attention: Mr. Michael A. Graves

                           With a copy to:

                           Reboul, MacMurray, Hewitt, Maynard
                                   & Kristol
                           45 Rockefeller Plaza
                           New York, New York   10111
                           Attention: Karen C. Wiedemann

                           a.     if to the Company:

                           Intracel Corporation
                           2005 N.W. Sammamish Road
                           Issaqua, Washington 98027
                           Attention: Simon R. McKenzie
                                      Chief Executive Officer

                           b.     if to the Escrow Agent:

                           c.     Bank of America NT & SA
                                  doing business as
                                  Seattle First National Bank
                                  10500 Northeast 8th Street
                                  Floor 5
                                  Bellevue, Washington 98004

or, in any such case, at such other addresses or addresses as shall have been furnished in writing by such party to the other. Any notice given hereunder shall be deemed given and delivered three (3) Business Days after mailing by mail, or one day after delivery to an overnight express service for next day delivery, or upon delivery, if personally delivered, as the case may be.

                17. Expenses. The Company shall pay its own expenses and the expenses of the Purchasers in connection with the transactions contemplated hereby, including, but not limited to, the execution and enforcement of this Agreement and any indemnity payments by Purchasers to the Escrow Agent in accordance with Section 9 hereto.

                18. Successors. This Escrow Agreement shall be binding upon, and inure to the benefit of the successors and assignees of the parties hereto (including without limitation, in the case of Purchaser and Seller, by merger), and no other person shall have any right, benefit or obligation hereunder.

                19. Applicable Law. This Escrow Agreement shall be governed by and construed and enforced in accordance with the internal laws (and not the laws of conflicts) of the State of New York as permitted by Section 5-401 of the New York General Obligations Law (or any similar successor provision) without giving effect to any choice of law rule that would cause the application of the Laws of any jurisdiction other than New York. Each of the parties hereto hereby (i) submits for itself and its respective Assets to the nonexclusive general jurisdiction of the Courts of the State of New York, County of New York and the Courts of the United States of America for the Southern District of New York, (ii) irrevocably agrees that, at the Purchasers' election, all actions or proceedings arising out of or relating to this Escrow Agreement may be litigated in such courts,
                        (iii) waives any objection that it may have to the venue of any such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same, and (iv) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail, postage prepaid, to it at its address set forth in or determined pursuant Section 16 of this Agreement.

               IN WITNESS WHEREOF, each of the parties hereto has caused this Escrow Agreement to be executed on its behalf as of the day and year first above written.

                         NORTHSTAR HIGH TOTAL RETURN FUND


                         By: /s/ MICHAEL A. GRAVES
                             -------------------------------
                         Name: Michael A. Graves
                         Title: Vice President


                         NORTHSTAR HIGH TOTAL RETURN FUND II


                         By: /s/ MICHAEL A. GRAVES
                             -------------------------------
                         Name: Michael A. Graves
                         Title: Vice President

                         NORTHSTAR HIGH YIELD FUND

                         By: /s/ MICHAEL A. GRAVES
                             -------------------------------
                         Name: Michael A. Graves
                         Title: Vice President


                         NORTHSTAR STRATEGIC INCOME FUND

                         By: /s/ MICHAEL A. GRAVES
                             -------------------------------
                         Name: Michael A. Graves
                         Title: Vice President

                         INTRACEL CORPORATION

                         By /s/ SIMON R. MCKENZIE
                            -------------------------------
                         Name: Simon R. McKenzie
                         Title: Chief Executive Officer

                         Bank of America NT & SA
                         doing business as
                         Seattle First National Bank

                         By:
                           -------------------------------
                         Name:
                         Title:

                    INTRACEL CORPORATION

                    By /s/ SIMON R. MCKENZIE
                       -------------------------------
                    Name: Simon R. McKenzie
                    Title: Chief Executive Officer

                    Bank of America NT & SA
                    doing business as
                    Seattle First National Bank

                    By: /s/ C. TAYLOR
                      -------------------------------
                    Name: Christopher J. Taylor
                    Title: Assistant Vice-President and Relationship Officer
                           Seafirst Investment Management
                           and Trust Services

                                   Exhibit A

                                   [Form of]


                              DISBURSEMENT NOTICE

To: Bank of America NT & SA, doing business as Seattle First National Bank, as Escrow Agent (the "Escrow Agent") under the Escrow Agreement dated as of August 24, 1998 by and among Northstar High Total Return Fund, Northstar High Total Return Fund II, Northstar Yield Fund, Northstar Strategic Income Fund, Intracel Corporation and the Escrow Agent


Ladies and Gentlemen:

     You are hereby instructed, pursuant to Section 6 of the referenced Escrow Agreement, to disburse funds from the Escrow Fund (as defined therein) as follows:


                   [INSERT PAYMENT INSTRUCTIONS AND AMOUNTS]


                                        Very truly yours,

                                        INTRACEL CORPORATION



                                        By: _______________________________
                                        Name:
                                        Title:


                                        Bank of America NT & SA
                                        doing business as
                                        Seattle First National Bank



                                        By: _______________________________
                                        Name:
                                        Title:

                                   Exhibit B

                                   [Form of]

                              DISBURSEMENT NOTICE

To: Bank of America NT & SA, doing business as Seattle First National Bank, as
    Escrow Agent (the "Escrow Agent") under the Escrow Agreement dated as of August 24, 1998 by and among Northstar High Total Return Fund, Northstar High Total Return Fund II, Northstar Yield Fund, Northstar Strategic Income Fund, Intracel Corporation and the Escrow Agent

Ladies and Gentlemen:

        You are hereby instructed, pursuant to Section 7 of the referenced Escrow Agreement, to disburse funds from the Escrow Fund (as defined therein) as follows:

        (A) to _________________, the amount of $__________, which amount is equal to all accrued unpaid past due interest on the Notes;

        (B) to _________________, the amount of $__________, which amount is equal to all accrued unpaid interest due on the Notes;

        (C) to _________________, the amount of $__________, which amount is equal to all accrued unpaid and past due amounts under the Securities Purchase Agreement, the Notes and any of the Ancillary Agreements;

        (D) to _________________, the amount of $__________, which amount is equal to all other accrued unpaid amounts under the Securities Purchase Agreement, the Notes and any of the Ancillary Agreements;

        (E) to _________________, the amount of $__________, which amount is equal to the aggregate principal amount Outstanding under the Notes; and

        (F) to the Company, the amount of $____________


                                Very truly yours,

                                NORTHSTAR [        ]

                                By:________________________________
                                Name:
                                Title:

                                Bank of America NT & SA
                                doing business as
                                Seattle First National Bank

                                By:_________________________________
                                Name:
                                Title:








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